As Filed with

the Securities and Exchange Commission on April 28, 2015

Registration File Nos. 811-22659

333-183060

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933		☐
PRE-EFFECTIVE AMENDMENT NO.		☐
POST-EFFECTIVE AMENDMENT NO. 5	☑	☒
and/or REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940		☐
AMENDMENT NO. 12	☑	☒
(Check appropriate box or boxes.)

TIAA-CREF LIFE SEPARATE

ACCOUNT VLI-2

(Exact name of registrant)

TIAA-CREF LIFE INSURANCE

COMPANY

(Name of depositor)

730 Third Avenue

New York, NY 10017-3206

(Address of depositor’s principal executive offices) Depositor’s

Telephone Number, including Area Code: (877) 694-0305

Copy to:

John Piller, Esq.	Ken Reitz, Esq.
TIAA-CREF Life Insurance Company	TIAA-CREF Life Insurance Company
8500 Andrew Carnegie Boulevard, SSC-C2-04	8500 Andrew Carnegie Boulevard, SSC-C2-08
Charlotte, NC 28262	Charlotte, NC 28262
(704) 988-5681	(704) 988-4455
(Name and address of agent for service)	(Name and address of agent for service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐     immediately upon filing pursuant to paragraph (b) of Rule 485

☒ ☑ on May 1, 2015 pursuant to paragraph (b) of Rule 485

☐      60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐      on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐      This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: M Intelligent Survivorship VUL Flexible Premium Individual Last Survivor Variable Universal Life Insurance Policy.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PROSPECTUS

MAY 1, 2015

M INTELLIGENT SURVIVORSHIP VUL

Flexible Premium Last Survivor Variable Universal Life Insurance Policy Issued by TIAA-CREF Life Separate Account VLI-2 and TIAA-CREF Life Insurance Company.

This prospectus describes information you should know before investing in the M Intelligent Survivorship VUL, a flexible premium last survivor variable universal life insurance policy (the “Policy”) issued by TIAA-CREF Life Insurance Company (the “Company”). Before you invest, please read this prospectus carefully, along with the Portfolio prospectuses, and keep them for future reference. We issue the Policy on a last survivor basis as M Intelligent Survivorship VUL. We will pay the Death Benefit Proceeds only upon the death of the Last Surviving Insured.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insureds. This prospectus provides information that a prospective Owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy or to finance the purchase of the Policy through a loan or through withdrawals from another policy.

You can allocate your Policy Value to:

■	the fixed account options, which credit a specified rate of interest; or
■	Investment Accounts of TIAA-CREF Life Separate Account VLI-2 (the “Separate Account”), each of which in turn, invests in one of the following series of mutual funds (“Portfolios”)

TIAA-CREF Life Balanced Fund

TIAA-CREF Life Bond Fund

TIAA-CREF Life Growth Equity Fund

TIAA-CREF Life Growth & Income Fund

TIAA-CREF Life International Equity Fund

TIAA-CREF Life Large-Cap Value Fund

TIAA-CREF Life Money Market Fund

TIAA-CREF Life Real Estate Securities Fund

TIAA-CREF Life Small-Cap Equity Fund

TIAA-CREF Life Social Choice Equity Fund

TIAA-CREF Life Stock Index Fund

Delaware VIP Diversified Income Series—Std Class

Delaware VIP Small Cap Value Series—Standard Class

DFA VA Global Bond Portfolio

DFA VA Global Moderate Allocation Portfolio

DFA VA International Small Portfolio

DFA VA International Value Portfolio

DFA VA Short-Term Fixed Portfolio

DFA VA US Large Value Portfolio

DFA VA US Targeted Value Portfolio

John Hancock Emerging Markets Value Trust

M Capital Appreciation Fund

M International Equity Fund

M Large Cap Growth Fund

M Large Cap Value Fund

Neuberger Berman Advisers Management Trust Mid Cap

Intrinsic Value Portfolio—I Class

PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class

PIMCO VIT Real Return Portfolio—Institutional Class

PIMCO VIT Total Return Portfolio—Institutional Class

PVC Equity Income Account—Class 1

PVC MidCap Account—Class 1[1]

Prudential Series Fund—Natural Resources Portfolio—Class II

T. Rowe Price® Health Sciences Portfolio I2

T. Rowe Price® Limited-Term Bond Portfolio

Templeton Developing Markets VIP Fund—Class 1

Vanguard VIF Capital Growth

Vanguard VIF Equity Index

Vanguard VIF High Yield Bond

Vanguard VIF Mid-Cap Index

Vanguard VIF REIT Index

Vanguard VIF Small Company Growth

Vanguard VIF Total Bond Market Index

Voya RussellTM Large Cap Growth Index Portfolio—Class I

VY Clarion Global Real Estate Portfolio—Class I

[1]   Closed to new business 8/15/2013

[2]   Effective June 1, 2015, subject to certain exceptions, the Portfolio will be closed to new Policy holders and new insurance company relationships. However, the Portfolio will remain available for allocation by new and existing owners of this Policy.

The prospectuses for the Portfolios provide more information on the Portfolios listed above. Note that the prospectuses for the Portfolios may provide information for other series of the mutual fund that are not available through the Policy. When you consult the Portfolio prospectuses, you should be careful to refer only to the information regarding the Portfolios listed above.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please note that the Policy and the Portfolios:

■	are not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation, the U.S. government or any government agency; and
■	are subject to risks, including loss of the amount invested.

The Policy may not be available for sale in all states and features of the Policy may vary from state to state. Please contact your agent or our Administrative Office to see if the Policy is available in your state and/or to learn more about the Policy features offered in your state.

Administrative Office

P.O. Box 1258

Charlotte, NC 28201-1258

855 809-8333

www.tiaa-cref.org

POLICY BENEFITS AND RISKS SUMMARY

The Policy is a flexible premium last survivor variable universal life insurance policy. The Policy may be issued either as an individual Policy or as an individual Certificate under a group Policy issued through a discretionary group insurance trust. All discussion of the Policy applies to individual Policies and their application forms and to the Certificates and their enrollment forms unless specified otherwise.

The Policy offers a choice of investments and an opportunity for the Policy Value and death benefit to grow based on the investment results of Investment Options. The Policy Value and death benefit may go up or down on any day depending on the investment results of the Investment Options you select, the Premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee that Policy Values will increase. You could lose some or all of your money. The Policy is not suitable as a short term savings vehicle because of substantial Policy level charges. The Policy may not be available for sale in all states and features of the Policy may vary from state to state. Please contact our Administrative Office to see if the Policy is available in your state and/or to learn more about the Policy features offered in your state. This prospectus describes all material rights and obligations under the Policy. If certain material provisions under the Policy are changed after the date of this prospectus, in accordance with the Policy, those changes will be described in a supplement to the prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. It is important that you also read the Policy and endorsements, which may reflect additional non-material state variations or other non-material variations.

This summary describes the Policy’s important benefits and risks. The sections in the prospectus following this summary discuss the Policy’s benefits and other provisions in more detail. Capitalized terms not defined within this prospectus are defined in the Glossary at the end of the prospectus.

POLICY BENEFITS

Death Benefit

Death Benefit Proceeds. We pay Death Benefit Proceeds to the Beneficiary of an in-force Policy upon receipt at our Administrative Office of satisfactory proof of death of both Insureds. The Death Benefit Proceeds equal the death benefit under the option you’ve chosen less: (a) any Outstanding Loan Amounts and (b) any unpaid Monthly Charges.

Death Benefit Options. You may choose among three death benefit options under the Policy. After the first Policy Year, you may change death benefit options while the Policy is in force. We calculate the death benefit under each death benefit option as of the date of death of the Last Surviving Insured. A change in death benefit option may have tax consequences. Please see the section entitled “Death Benefit” for more information.

•

Death Benefit Option A is equal to the greater of: the Total Face Amount; or the minimum death benefit required to satisfy the definition of life insurance under the Code. This option is known as the level death benefit option.

•

Death Benefit Option B is equal to the greater of: the Total Face Amount plus the Policy Value; or the minimum death benefit required to satisfy the definition of life insurance under the Code. This option is known as the increasing death benefit.

•

Death Benefit Option C is equal to the greater of: the Total Face Amount plus all Premiums credited to the Policy since the Issue Date; or the minimum death benefit required to satisfy the definition of life insurance under the Code. This option is known as the return of premium death benefit.

When the younger Insured reaches Attained Age 120, the death benefit under any option continues until the Insured’s death, Policy Lapse, or Surrender. The death benefit provided by Base Face Amounts continues. The death benefit provided by Supplemental Face Amounts terminates.

The Policy also provides a Charitable Giving Benefit which, if you name a charitable beneficiary for the benefit, pays, upon the death of the Last Surviving Insured, an additional death benefit, over and above the death benefit.

A loan of Policy Value could impact the death benefit. Please see “Effect of Policy Loans” for more information.

Choice of Tax Test. In order for your Policy to qualify as life insurance under the Code, you must choose one of two tax tests—the Guideline Premium Test or the Cash Value Accumulation Test—at the time you apply for the Policy. The Guideline Premium Test will be used unless you specifically elect the Cash Value Accumulation Test. This election may not be changed once your Policy is issued. Your election may affect the maximum amount of Premium you pay into the Policy, the amount of death benefit and the monthly deductions for the Policy. The Guideline Premium Test generally allows you to maintain a higher Policy Value in relation to death benefits.

In general, the Cash Value Accumulation Test may allow you to make higher Premium payments during the Policy’s early years. It may also provide you greater flexibility with regard to Premium payment amounts. You should consult a tax adviser as to the selection of the tax law test before applying for the Policy.

Changing the Face Amount. You select the initial Total Face Amount when you apply for the Policy. At issue, the Total Face Amount is the sum of the Base Face Amount (“BFA”) coverage and any Supplemental Face Amount (“SFA”) coverage provided. Subject to certain conditions, after the first Policy Year and while the Policy is in force, you may change the Total Face Amount by applying for additional layers of BFA and SFA. You may also reduce Total Face Amount. After issue, Total Face Amount is the sum of all layers of BFA coverage and all layers of SFA coverage you may elect. Changing the Total Face Amount

M Intelligent Survivorship VUL Prospectus	1

may have tax consequences. Reductions in Face Amount often create tax issues related to the Guideline Premium Test. You should consult with a tax adviser if you are considering reducing the Face Amount of your policy.

Accelerated Death Benefit (not available in some states). Under the Accelerated Death Benefit feature, you may in some cases receive accelerated payment of part or all of the Policy’s death benefit only if the Last Surviving Insured develops a terminal illness. Although usually a tax-free event, an acceleration of death benefits may have tax consequences.

Extended Maturity Benefit. We offer an Extended Maturity Benefit that, among other things, discontinues all charges automatically once the younger Insured reaches 120 years of age. The tax consequences associated with keeping a Policy in force after the younger Insured reaches Attained Age 100 are unclear. A tax adviser should be consulted about these consequences.

Right to Cancel, Surrenders, and Partial Withdrawals

Right to Cancel Period. When you receive your Policy, the Right to Cancel Period begins. The length of the Right to Cancel Period varies according to state law. You may return your Policy during this period and receive a refund. Some states require us to refund all payments if you return your Policy during the Right to Cancel Period.

Surrenders. At any time while the Policy is in force, you may make an Acceptable Request to Surrender your Policy and receive the Cash Surrender Value. The Cash Surrender Value is equal to the Policy Value minus any Outstanding Loan Amount.

Partial Withdrawals. Subject to certain limits, you may withdraw part of your Cash Surrender Value from your Policy. Partial withdrawals may have tax consequences.

Please see the section entitled “The Policy” for more information on the Right to Cancel and the section entitled “Surrenders and Partial Withdrawals” for more information on Surrenders and partial withdrawals.

Transfers and Loans

Transfers. Subject to limitations, you may transfer portions of your Policy Value among the Investment Accounts and between the Investment Accounts and the fixed account options. See “Transfer Policies Relating to Market Timing and Frequent Trading” for information about situations in which we may seek to limit certain types of transfer activity.

Please see the section entitled “Transfers” for more information.

Loans. You may take a loan (minimum $500) from your Policy at any time after the end of the Right to Cancel Period while either Insured is still alive. The maximum loan you may take, including any existing indebtedness, is 100% of the Policy Value. We charge you interest in arrears on your loan at a current fixed annual rate of 4% in years 1 through 10 and 3% in years 11 and thereafter. We credit interest on amounts in the Loan Account (“earned interest rate”) at a current fixed annual rate of 3%. You may increase your risk of Lapse if you take a loan. Loans may have tax consequences.

Please see the section entitled “Loans” for more information.

Optional Benefits—Riders and Endorsements

Subject to our approval, you may add from among the additional Riders or endorsements to your Policy that may allow you to tailor your Policy to your needs and objectives.

•

Charitable Giving Benefit. The Charitable Giving Benefit pays, upon the death of the Last Surviving Insured, an additional death benefit, over and above the Death Benefit Proceeds, equal to one percent (1%) of the Policy’s BFA, but the additional benefit can be no greater than $100,000. The benefit will be paid to an institution accredited as a charity with the IRS under Section 501(c)(3) designated by you. You must elect this Rider at the time of application and prior to the Policy Issue Date.

•

Overloan Protection Endorsement. This Endorsement, at no additional charge except when activated, prevents the Policy from lapsing if the Policy is ever overloaned as defined in the “Riders and Endorsements” section of this prospectus. You may apply for or elect this Endorsement at or after the Policy Issue Date, subject to certain conditions.

•

Policy Split Rider. This Rider allows the base Policy to be split into two single life Policies in the event of a divorce between two married Insureds or business dissolution between two Insured partners or significant shareholders. There is no additional charge for this Rider, which is automatically included with your policy.

•

Enhanced Policy Split Rider. This Rider allows the base Policy to be split into two single life Policies in the case of significant changes in the Federal Unlimited Marital Deduction. There is no additional charge for this Rider.

•

Estate Protection Rider. This rider offers an additional death benefit during the first four policy years equal to 123% of the Total Face Amount. See the “Riders and Endorsements” section of this prospectus for additional details and limitations. There is no additional charge for this Rider.

Please see the section entitled “Riders and Endorsements” for more information.

Personal Illustrations

You may receive personalized illustrations in connection with the purchase of the Policy that reflect the Insureds own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of termination and the charges and deductions under the Policy. They will also help you to compare the Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

2	Prospectus M Intelligent Survivorship VUL

POLICY RISKS

Financial Condition of TIAA-CREF Life

The benefits under your Policy and any rider are paid by us from our General Account assets and/or your Policy Value held in the Separate Account. It is important that you understand how your Policy works and how our ability to meet our obligations affects your Policy. Payment of your Policy and rider benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for Policy Value allocated to the Investment Accounts. Your Policy Value in the Investment Accounts is part of the assets of the Separate Account. These assets are segregated and insulated from our General Account and may not be charged with liabilities arising from any other business that we may conduct. This means that your Policy Value allocated to the Separate Account should generally not be adversely affected by the financial condition of our General Account. See this prospectus’ “The Separate Account and the Portfolios” section.

Assets in the General Account. Policy guarantees that exceed your Policy Value allocated to the Investment Accounts, such as death benefit exceeding Policy Value allocated to the Investment Accounts, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of Policy Value allocated to the Investment Accounts are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account may also be available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it. We issue other types of insurance policies and financial products as well, and some of these products are supported by the assets in our General Account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state regulation to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. Our financial statements and the financial statements of the Separate Account are located in the Statement of Additional Information (“SAI”). The financial statements of the Separate Account include information about all the contracts offered through the Separate Account. For information on how to obtain a copy of the SAI, see the last page of this prospectus. More information about TIAA-CREF Life is available on our website at http:// www.tiaa-cref.org.

Investment Risk

If you invest your Policy Value in one or more Investment Accounts, then you will be subject to the risk that investment performance will be unfavorable and that your Policy Value will decrease. In addition, we deduct charges from your Policy Value, which can significantly reduce your Policy Value. During times of poor investment performances, this deduction will have an even greater impact on your Policy Value. You could lose everything you invest. If you allocate Net Premiums to the fixed account options, then we credit your Policy Value (in the fixed account options) with declared rates of interest, but you assume the risk that the rates may decrease, although they will never be lower than the guaranteed minimum annual effective rates for the Policy.

Long-Term Commitment

Owning a Policy entails a variety of fees and expenses, including a Cost of Insurance charge, Administrative Expense Charge, Policy Fee, Asset Based Risk Charge, and a Premium Expense Charge, as described under “Charges and Deductions.” As a result, the Policy is not suitable as a short-term savings vehicle. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to Surrender it or make a partial withdrawal in the near future. We have designed the Policy to meet long-term financial goals.

Risk of Lapse

If your Policy Value less outstanding debt is not enough to pay any charges, including the Monthly Charge, and the No- Lapse Guarantee is not in effect, your Policy will enter a Grace Period. We will notify you that the Policy will Lapse unless you make a sufficient payment during the Grace Period and will request that you make a payment before the end of the Grace Period that is equal to the lesser of any unpaid charges plus three current Monthly Charge deductions or the amount needed to satisfy the premium requirement of the No-Lapse Guarantee. You may reinstate a Lapsed Policy, subject to certain conditions.

Tax Risks

We anticipate that the Policy should qualify as a life insurance contract under guidance provided pursuant to federal tax law. There is less certainty, however, because there is less guidance with respect to whether Policies issued on a substandard basis (i.e., an Underwriting Class involving

M Intelligent Survivorship VUL Prospectus	3

higher than standard mortality risk) may qualify as a life insurance contract under Federal tax law, particularly if you pay the full amount of Premiums permitted under the Policy, because there is less guidance. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy Value, and not have a taxable event until there is a distribution from the Policy. Moreover, the death benefit under a Policy is generally excludable from the gross income of the Beneficiary. As a result, except for claim interest, the Beneficiary generally should not be subject to federal income tax on the Death Benefit Proceeds.

Depending on the total amount of Premiums you pay or changes you make to the Policy, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, then Surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on Surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will not be treated as distributions unless the Lapse occurs while a loan is outstanding. Finally, distributions and loans from a Policy that is not a MEC are not subject to the 10% penalty tax. It is not clear that we can take effective action in all possible circumstances to prevent a Policy from inadvertently being classified as a MEC.

The tax consequences associated with keeping a Policy in force after the younger Insured reaches Attained Age 100 are unclear.

A tax adviser should be consulted about these consequences.

See “Federal Tax Considerations.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Loan Risks

A Policy loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the loan from the Investment Options as collateral and hold it in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Accounts or receive any higher current interest rate credited to the fixed account options.

We reduce the amount we pay on the death of the Last Surviving Insured by the amount of any Outstanding Loan Amounts. A Policy loan will also reduce your Cash Surrender Value and thereby increase the risk of Lapse, particularly when the investment returns of the amounts remaining in the Investment Accounts are low. Any transfers made from the Investment Accounts and/or the fixed account options as a result of unpaid interest charges will further increase this risk.

A loan may have tax consequences.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s prospectus. Please refer to the Portfolios’ prospectuses for more information.

FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying and owning the Policy. If the amount of a charge varies depending on the individual characteristics of the Owner or Insureds, such as Issue Age, gender or Underwriting Class, the tables show the minimum and maximum possible charges, as well as the charges for a typical Owner or Insureds. These minimum, maximum and typical charges may assist you in understanding the range of possible charges as well as the charge a typical Owner or Insureds may pay, but these charges may not be representative of the amount you actually pay. We may agree to your request to deduct Advisory Fees from your Policy pursuant to your independent agreement with a registered investment advisor, but such expenses are not reflected in the tables below.

TRANSACTION FEES

The following table describes the fees and expenses that an Owner will pay at the time he or she buys the Policy, Surrenders the Policy, or transfers Policy Value among the Investment Options. Please see the “Charges and Deductions” section for more information, including the methods for deducting the amounts due.

		Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Premium Expense Charge (as a % of premium)	Upon receipt of each Premium payment	1st 10 Yrs: 10% Yrs 11+: 5%	Yrs 1 to 3: 10% Yrs 4 to 10 up to 10 Targets: 10% Yrs 4 to 10 above 10 Targets: 5% Yrs 11+: 5%
Partial Withdrawal Charge	At the time of each withdrawal	$20.00	$0.00

4	Prospectus M Intelligent Survivorship VUL

		Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Transfer Charge	Upon transfer	$0.00 on first 12 transfers each policy year, $25.00 on each transfer thereafter	$0.00
Accelerated Death Benefit Charge	At the time the accelerated death benefit is paid	$200.00[1]	$0.00[1]

[1]	In addition, the proceeds of the accelerated death benefit are discounted for 1 year at a rate equal to the greater of:

•	the yield on 90-day Treasury bills on the date the application was approved, or

•

the current maximum statutory adjustable policy loan interest rate equal to the Moody’s Corporate Bond Yield Average— Monthly Average Corporate , published by Moody’s Investors Service, Inc., for the calendar month ending two months prior to the date the request is approved.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

The following table describes the fees and expenses that an Owner will pay periodically during the time he or she owns the Policy, not including the fees and expenses of the Portfolios.

Annual Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Policy Fee	At the beginning of each policy month	$20 mo. x 12 = $240	$20 mo. x 12 = $240
Administrative Expense Charge—Base Face Amount (per $1,000 BFA in first 5 years only)	At the beginning of each policy month	Minimum $0.438192 Maximum $56.3971 Representative Charge[2] $27,822.36	Minimum $0.438192 Maximum $56.397 Representative Charge[2] $22,257.84
Administrative Expense Charge—Supplemental Face Amount (per $1,000 SFA in first 5 years only)	At the beginning of each policy month	Minimum $0.0657234 Maximum $8.5445166 Representative Charge[2] $2,812.56	Minimum $0.06572016 Maximum $6.83561328 Representative Charge[2] $2,250.00

[2]

Charge is for preferred non-tobacco underwriting risks, male Issue Age 56, female Issue Age 55, $4,600,000 Base Face Amount, and a $3,100,000 Supplemental Face Amount, Premium of $55,000 in Policy Year 1.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES (continued)

Annual Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Cost of Insurance[3]—Base Face Amount (per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)	At the beginning of each policy month	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.028735	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.001976
Cost of Insurance[3]— Supplemental Face Amount (per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)	At the beginning of each policy month	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.028735	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.001867
Asset Based Risk Charge (% of Policy Value invested in the Investment Accounts)	At the beginning of each policy month	Yrs 1 to 15: 0.60% Yrs 16+: 0.24%	If policy value in the investment accounts is less than 25% of the face amount: Yrs 1 to 15: 0.60% Yrs 16+: 0.24%
If policy value in the investment accounts is
at least 25% of the face amount: Yrs 1 to
15: 0.42% Yrs 16+: 0.06%
Loan Interest Charge	Daily, charged against the Outstanding Loan Amount plus accrued interest	Yrs 1–10: 4.50% Yrs 11+: 3.50%	Yrs 1–10: 4.00% Yrs 11+: 3.00%
Extended Maturity Benefit		No Additional Charge	No Additional Charge

M Intelligent Survivorship VUL Prospectus	5

Annual Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Reinstatement Interest Charge	Upon reinstatement of a Lapsed Policy	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.
Charges for Other Benefits:[5]
Charitable Giving		No Additional Charge	No Additional Charge
Benefit
Overloan Protection		No Additional Charge[6]	No Additional Charge[6]
Endorsement

[3]

The Cost of Insurance charges vary based on Issue Ages, gender (in most states), Underwriting Classes, and Policy Year. The charge generally increases as the Issue Age increases. The Net Amount at Risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The Cost of Insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed Cost of Insurance charge applicable to Your Policy, and more detailed information concerning your Cost of Insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon each Insured’s gender in most states, age and Underwriting Class, the death benefit option, face amount, planned Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.

[4]	Charge is for preferred non-tobacco underwriting risks, male Issue Age 59, female Issue Age 58, $4,700,000 Base Face Amount, and a $3,500,000 Supplemental Face Amount, Policy Year 1.

[5]

These charges may vary based on the Issue Ages of the Insureds, gender (in most states), Underwriting Classes, Policy Value, Policy Year, Face Amount, death benefit option, and Net Amount at Risk. The charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed charges applicable to Your Policy, and more detailed information concerning Your charges is available upon request from our Administrative Office.

[6]	There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.

ANNUAL PORTFOLIO OPERATING EXPENSES:

The following table shows the minimum and maximum total operating expenses charged by the currently available Portfolios that you may pay periodically during the time you own the Policy, both before and after any contractual fee waivers or reimbursements. These are based on the management fees, distribution (Rule 12b-1) fees, and other expenses charged by the Portfolios during the fiscal year ended December 31, 2014. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

	Minimum	Maximum
Gross Total Annual Portfolio Operating Expenses (before any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	0.12%	1.36%
Net Total Annual Portfolio Operating Expenses (net of any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)[1]	0.09%	1.36%

[1]

Certain of the Portfolios have entered into contractual expense waiver or reimbursement arrangements that reduce Portfolio expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through April 30, 2016. More detail concerning the Portfolios’ contractual waivers and reimbursements can be found in the footnotes accompanying the next table.

The following table shows the fees (including management fees, distribution (Rule 12b-1) fees, and other expenses) charged by each Portfolio as a percentage of average daily net assets for the fiscal year ended December 31, 2014. Portfolio expenses are not fixed or specified under the terms of the Policy, and may change periodically. Certain portfolios may impose a redemption fee. For further information, consult the Portfolios’ prospectus.

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses[2]	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
TIAA-CREF Life Balanced Fund[3]	0.10%	0.00%	0.39%	0.42%	0.91%	0.39%	0.52%
TIAA-CREF Life Bond Fund[4]	0.30%	0.00%	0.09%	0.00%	0.39%	0.04%	0.35%
TIAA-CREF Life Growth Equity Fund[5]	0.45%	0.00%	0.14%	0.00%	0.59%	0.07%	0.52%

6	Prospectus M Intelligent Survivorship VUL

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses[2]	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
TIAA-CREF Life Growth & Income Fund[5]	0.45%	0.00%	0.11%	0.00%	0.56%	0.04%	0.52%
TIAA-CREF Life International Equity Fund[6]	0.50%	0.00%	0.16%	0.00%	0.66%	0.06%	0.60%
TIAA-CREF Life Large-Cap Value Fund[5]	0.45%	0.00%	0.11%	0.00%	0.56%	0.04%	0.52%
TIAA-CREF Life Money Market Fund[7]	0.10%	0.00%	0.13%	0.00%	0.23%	0.08%	0.15%
TIAA-CREF Life Real Estate Securities Fund[8]	0.50%	0.00%	0.08%	0.00%	0.58%	0.01%	0.57%
TIAA-CREF Life Small-Cap Equity Fund[9]	0.46%	0.00%	0.18%	0.04%	0.68%	0.11%	0.57%
TIAA-CREF Life Social Choice Equity Fund[10]	0.15%	0.00%	0.11%	0.00%	0.26%	0.04%	0.22%
TIAA-CREF Life Stock Index Fund[11]	0.06%	0.00%	0.06%	0.00%	0.12%	0.03%	0.09%
Delaware VIP Diversified Income Series—Standard Class[12]	0.58%	0.00%	0.09%	0.00%	0.67%	0.00%	0.67%
Delaware VIP Small Cap Value Series—Standard Class[12]	0.72%	0.00%	0.08%	0.00%	0.80%	0.00%	0.80%
DFA VA Global Bond Portfolio	0.23%	0.00%	0.04%	0.00%	0.27%	0.00%	0.27%
DFA VA Global Moderate Allocation Portfolio[13]	0.25%	0.00%	0.41%	0.27%	0.93%	0.53%	0.40%
DFA VA International Small Portfolio	0.50%	0.00%	0.15%	0.00%	0.65%	0.00%	0.65%
DFA VA International Value Portfolio	0.40%	0.00%	0.07%	0.00%	0.47%	0.00%	0.47%
DFA VA Short-Term Fixed Portfolio	0.25%	0.00%	0.04%	0.00%	0.29%	0.00%	0.29%
DFA VA US Large Value Portfolio	0.25%	0.00%	0.03%	0.00%	0.28%	0.00%	0.28%
DFA VA US Targeted Value Portfolio[14]	0.35%	0.00%	0.04%	0.00%	0.39%	0.00%	0.39%
John Hancock Emerging Markets Value Trust	0.95%	0.00%	0.08%	0.00%	1.03%	0.00%	1.03%
VY® Clarion Global Real Estate Portfolio—Class I15	0.89%	0.00%	0.09%	0.00%	0.98%	0.09%	0.89%
Voya RussellTM Large Cap Growth Index Portfolio—Class I16	0.50%	0.00%	0.03%	0.00%	0.53%	0.10%	0.43%
M Large Cap Growth Fund[17]	0.59%	0.00%	0.16%	0.00%	0.75%	0.00%	0.75%
M Large Cap Value Fund[17]	0.45%	0.00%	0.23%	0.00%	0.68%	0.00%	0.68%
M Capital Appreciation Fund[17]	0.90%	0.00%	0.17%	0.00%	1.07%	0.00%	1.07%
M International Equity Fund[17]	0.70%	0.00%	0.23%	0.00%	0.93%	0.00%	0.93%
Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class[18]	0.85%	0.00%	0.17%	0.00%	1.02%	0.00%	1.02%
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class[19,20]	0.75%	0.00%	0.01%	0.00%	0.76%	0.00%	0.76%
PIMCO VIT Real Return Portfolio—Institutional Class[19,21]	0.50%	0.00%	0.05%	0.00%	0.55%	0.00%	0.55%
PIMCO VIT Total Return Portfolio—Institutional Class	0.50%	0.00%	0.00%	0.00%	0.50%	0.00%	0.50%
PVC Equity Income Account—Class 1	0.48%	0.00%	0.00%	0.00%	0.48%	0.00%	0.48%
PVC MidCap Account—Class 1	0.53%	0.00%	0.00%	0.00%	0.53%	0.00%	0.53%
Prudential Series Fund—Natural Resources Portfolio—Class II	0.45%	0.25%	0.20%	0.00%	0.90%	0.00%	0.90%
T. Rowe Price® Health Sciences Portfolio I	0.95%	0.00%	0.00%	0.00%	0.95%	0.00%	0.95%
T. Rowe Price® Limited-Term Bond Portfolio	0.70%	0.00%	0.00%	0.00%	0.70%	0.00%	0.70%
Templeton Developing Markets VIP Fund—Class 1[22,23]	1.24%	0.00%	0.12%	0.00%	1.36%	0.00%	1.36%
Vanguard VIF Capital Growth Portfolio	0.37%	0.02%	0.01%	0.00%	0.40%	0.00%	0.40%
Vanguard VIF Equity Index Portfolio	0.14%	0.02%	0.00%	0.00%	0.16%	0.00%	0.16%
Vanguard VIF High Yield Bond Portfolio	0.26%	0.02%	0.01%	0.00%	0.29%	0.00%	0.29%
Vanguard VIF Mid-Cap Index Portfolio	0.21%	0.02%	0.01%	0.00%	0.24%	0.00%	0.24%

M Intelligent Survivorship VUL Prospectus	7

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses[2]	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
Vanguard VIF Small Company Growth Portfolio	0.36%	0.00%	0.03%	0.01%	0.40%	0.00%	0.40%
Vanguard VIF REIT Index Portfolio	0.24%	0.02%	0.01%	0.00%	0.27%	0.00%	0.27%
Vanguard VIF Total Bond Market Index Portfolio	0.17%	0.02%	0.00%	0.00%	0.19%	0.00%	0.19%
[1]	Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

[2]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly as a result of the Fund’s investments. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Fund’s annual report.

[3]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment advisor, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.10% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2016 unless changed with approval of the Board of Trustees.

[4]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment advisor, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.35% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2016 unless changed with approval of the Board of Trustees.

[5]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment advisor, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.52% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2016 unless changed with approval of the Board of Trustees.

[6]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment advisor, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.60% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2016 unless changed with approval of the Board of Trustees.

[7]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment advisor, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.15% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2016 unless changed with approval of the Board of Trustees.

[8]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment advisor, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.57% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2016 unless changed with approval of the Board of Trustees.

[9]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment advisor, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.53% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2016 unless changed with approval of the Board of Trustees.

[10]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment advisor, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.22% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2016 unless changed with approval of the Board of Trustees.

[11]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment advisor, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.09% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2016 unless changed with approval of the Board of Trustees.

[12]

The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding, in an aggregate amount, 0.74% of the Series’ average daily net assets from April 29, 2015 through April 29, 2016. These fee waivers and expense reimbursements apply only to expenses paid directly by the Series. The waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

[13]

The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the DFA VA Global Moderate Allocation Portfolio. The Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

8	Prospectus M Intelligent Survivorship VUL

[14]

Since the “Acquired Fund Fees and Expenses” are not directly borne by the Portfolio, they are not reflected in the Portfolio’s financial statements, and therefore, the amounts listed in “Total Annual Fund Operating Expenses” will differ from those presented in the Financial Highlights.

[15]

The adviser is contractually obligated to limit expenses to 0.90% through May 1, 2016. The limitation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The adviser is also contractually obligated to waive a portion of the management fee through May 1, 2016. The management fee waiver for the Portfolio is an estimated 0.01%. Termination or modification of these obligations requires approval by the Portfolio’s board.

[16]

The adviser is contractually obligated to limit expenses to 0.50% through May 1, 2016. The limitation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. In addition, the adviser is contractually obligated to waive 0.10% of the management fee through May 1, 2016. Termination or modification of these obligations requires approval by the Portfolio’s board.

[17]

For the period from May 1, 2015 to April 30, 2016, the Adviser has contractually agreed to reimburse the Fund for certain operating expenses (other than advisory fees, brokerage commissions or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund’s annualized average daily net assets.

Prior to May 1, 2015, the Adviser had contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund’s annualized daily average net assets.

[18]

Neuberger Berman Management LLC (“NBM”) has undertaken through December 31, 2017 to waive fees and/or reimburse certain operating expenses, including the compensation of NBM and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.50% of average daily net asset value of the Mid Cap Intrinsic Value Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

[19]

“Other Expenses” reflect interest expense and is based on the amount incurred during the Portfolio’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as a Portfolio expense for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the Portfolio’s use of such investments as an investment strategy.

[20]	Total Annual Portfolio Operating Expenses excluding interest expense is 0.74% for the Institutional Class shares.

[21]	Total Annual Portfolio Operating Expenses excluding interest expense is 0.50% for the Institutional Class shares.

[22]	The Fund administration fee is paid indirectly through the management fee.

[23]

Management fees and other expenses have been restated to reflect fiscal year fees and expenses as a result of the bundling of the fund’s investment management agreement with its fund administration agreement effective May 1, 2014. Such combined investment management fees are described further under “Management” in the fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

M Intelligent Survivorship VUL Prospectus	9

THE POLICY

PURCHASING A POLICY

To purchase a Policy, you must submit a completed application to us at our Administrative Office. The minimum Total Face Amount is generally $100,000. At our option, we may have different minimum Total Face Amounts for certain classes of Policies.

Generally, the Policy is available for Insureds between Issue Ages 0–90. Issue Ages may vary by state. Please call the Administrative Office for details. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

While your application is being reviewed, we may make available to you temporary life insurance coverage if you have signed a Temporary Insurance Agreement (TIA) and made an advanced payment. The temporary coverage begins on the later of the date the TIA is signed and the date the payment is received, has a maximum amount and is subject to other conditions. Pending approval of your application, any advance payments will be held in our general account.

We will notify you when our underwriting process has been completed. Insurance coverage under the Policy will not take effect until the minimum first Premium has been paid.

REPLACING EXISTING INSURANCE

It may not be in your best interest to Surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a Surrender charge on your existing insurance. If you are planning to fund the Policy with a 1035 exchange, you should talk to your financial professional and/or tax adviser to make sure the exchange will be tax free. If you Surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a 10% penalty tax, on the Surrender. If you transfer to us a policy you wish to exchange for our Policy, we will not issue the Policy until we have received an initial Premium from your existing insurance company, and the issuance of the Policy may therefore be subject to delay.

WHEN INSURANCE COVERAGE TAKES EFFECT

Insurance coverage under the Policy will take effect only if both the proposed Insureds are alive and in the same condition of health as described in the application when we deliver the Policy to you, and if the minimum first Premium has been paid. We begin to deduct Monthly Charges from your Policy Value on the Policy Date.

RIGHT TO CANCEL

You may cancel a Policy during the Right to Cancel Period by providing Acceptable Notice of cancellation and returning the Policy to us. The Right to Cancel Period begins when you receive the Policy and generally expires after a period determined under state law. If you decide to cancel the Policy during the Right to Cancel Period, we will treat the Policy as if we never issued it. Within 7 days after we receive the returned Policy, we will refund an amount equal to the sum of:

•	The Policy Value as of the end of the Business Day we receive the returned Policy, plus

•	Any Premium Expense Charge deducted from Premiums paid, plus

•	Any Monthly Charges charged against the Policy Value, plus

•	An amount reflecting any other charges deducted under the Policy.

Where state law requires, the refund will equal all payments you made.

OWNERSHIP AND BENEFICIARY RIGHTS

The Policy belongs to the Owner named in the application. While an Insured is alive, the Owner may exercise all of the rights and options described in the Policy. Both Insureds will be the joint owners unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not both Insureds and dies before the Last Surviving Insured, ownership of the Policy will pass to the next named Owner then living, or if no Owner is living, to the Owner’s estate. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment). If a joint Owner has been named and both Owners are living, authorization from both Owners is required for changes and transactions other than the allocation of Premiums. All reference herein to Owner shall be read as applying to single or joint Owners.

The Owner may, subject to certain restrictions, exercise certain rights including selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. We reserve the right to reject assignments that we reasonably believe are intended to develop a secondary market for the Policy, such as selling the Policy to a ‘factoring company’ that pays a discounted lump sum in return for assignments of future death benefits.

Changing the Owner and assigning the Policy may have tax consequences. The principal right of the Beneficiary is the right to receive the Death Benefit Proceeds under the Policy.

10	Prospectus M Intelligent Survivorship VUL

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, or our secretary. Upon notice to you, we may modify the Policy:

•

to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company, or the Separate Account is subject;

•	to assure continued qualification of the Policy as a life insurance contract under federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform with these laws. Any material change to the Policy must be approved by the State Insurance Department of each state where the Policy is made available. Any resulting material change to this prospectus must be filed with the SEC prior to use.

PREMIUMS

MINIMUM INITIAL PREMIUM

The minimum Initial Premium is due on or before the Policy Issue Date. No insurance under the Policy will take effect until the minimum Initial Premium is paid, and the health and other conditions of the Insureds described in the application must not have changed. Any temporary coverage is under a separate policy. The minimum Initial Premium is stated in your Policy and will not be less than $100.

PREMIUM FLEXIBILITY

When you apply for a Policy, you will elect a payment schedule for Premiums that is on a monthly, quarterly, semiannual, annual, or single-sum basis. You are not actually required to pay Premiums according to that (or any) schedule. However, you may greatly increase your risk of Lapse if you do not regularly pay Premiums because the Policy Value may not be sufficient to cover the Monthly Charges when due.

You have flexibility to determine the frequency and the amount of the Premiums you pay, and you can change the planned periodic Premium schedule at any time. If you are submitting a Premium payment pursuant to a Premium reminder notice, the address for payment will be enclosed with the notice. You may also send your Premium payments to our Administrative Office. If you have an outstanding Policy loan, we will credit all payments you send to us as Premium payments unless you provide Acceptable Notice for the payments to be applied as loan repayments. You may also choose to have Premium payments automatically deducted periodically from your bank account under the automatic payment plan. Payment of the planned Premiums or any other level of Premiums does not guarantee that the Policy will not Lapse. See “Policy Lapse and Reinstatement.”

You may not pay any Premiums after the Policy’s Final Policy Date. You may not pay Premiums less than $50, and we reserve the right to limit total Premiums plus transfers allocated to each fixed account option under a Policy to $500,000 each Policy Year. Note that we cannot accept cash, money orders or travelers’ checks. In addition, we will not accept a third-party check where the relationship of the payer to the Owner cannot be identified from the face of the check.

Any time you submit a Premium payment that may impact the status of your contract, we will or have the right to hold, limit, or refund all or part of your Premium payment until we receive sufficient instructions or if required, evidence of insurability. These situations include but are not limited to:

•	The Premium would disqualify the Policy as a life insurance contract under the Code;

•	The Premium would cause the Policy to become a MEC under the Code, unless you have consented in writing to your policy becoming a MEC.

•

The Premium would cause an immediate increase in the death benefit as a result of Section 7702 of the Code— the section of the Code that addresses life insurance (unless you provide us with satisfactory evidence of insurability).

You can stop paying Premiums at any time and your Policy will continue in force until the earliest of the date when either: (1) the Last Surviving Insured dies; (2) the Grace Period ends without a sufficient payment (see “Policy Lapse and Reinstatement”); or (3) we receive your Acceptable Request requesting a Surrender of the Policy.

PREMIUM LIMITATIONS

If the Guideline Premium Test is used to determine whether the Policy qualifies as life insurance under the Code, total Premium payments must not exceed certain stated limits—the “guideline premium” amount. We have established procedures to monitor whether aggregate Premiums paid under a Guideline Premium Test Policy exceed those limits. If we become aware that a Premium payment would result in total Premiums exceeding these limits, we will accept only that portion of the Premium that would make total Premiums equal the guideline premium amount. We will not refund any Premium necessary to keep the Policy in force.

The maximum Premium limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes that affect the amount of the death benefit may affect whether cumulative Premiums paid under the Policy exceed the maximum Premium limitations. Premiums may be limited after the younger Insured’s age 100. The tax consequences of keeping a Policy in force after the younger Insured reaches Attained Age 100 are unclear. A tax adviser should be consulted about such consequences. See “Choice of Tax Test” for more information regarding the Guideline Premium Test.

M Intelligent Survivorship VUL Prospectus	11

Modified Endowment Contracts (“MECs”). There are special federal income tax rules for distributions from life insurance policies that are MECs. These rules apply to Policy loans, Surrenders, and partial withdrawals. These rules apply if the Premiums we receive are greater than the “seven-pay limit” for your Policy as determined under Section 7702A of the Code. The “seven-pay limit” means that, during generally the first seven years of a policy, the sum of the actual premiums paid may not exceed the sum of the “seven-pay premiums.” Generally, the “seven-pay premium” is the level annual premium, such that if it were paid for each of the first seven years, the premiums paid fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premiums” were $1,000, the maximum cumulative premiums that could be paid during the first seven years of a policy to avoid MEC status would be $1,000 in the first year, $2,000 through the first two years, $3,000 through the first three years, etc. Under this test, a policy may or may not be a MEC, depending on the amount of premiums paid during each of the policy’s first seven years. A policy received in exchange for a MEC will be taxed as a MEC even if it would otherwise satisfy the seven-pay test.

Special MEC testing rules apply if you reduce the Face Amount of your policy during the first 7 policy years or if your policy is materially changed. You should consult your tax adviser if you are considering making any Face Amount reduction or another significant change to your policy.

Prior to the Policy Date, if we find that your planned periodic Premium would cause your Policy to become a MEC, we will notify you and request further instructions. We will then issue your Policy based on the planned periodic Premium you have selected. If you do not want your Policy to become a MEC, you may reduce your planned periodic Premium to a level that does not cause your Policy to become a MEC. We will then issue your Policy based on the revised planned periodic Premium. See “Federal Tax Considerations—Tax Treatment of Policy Benefits— Modified Endowment Contracts.”

After the Policy Date, if we discover that you have made a Premium payment that would cause your Policy to become a MEC, we will place the Premium amount in a suspense account. We will not apply this amount to your Policy unless and until you acknowledge in writing that you know that the Policy will become a MEC and that you nevertheless wish us to apply this amount to your Policy. Similarly, we will not honor your instructions regarding withdrawals, changes in death benefit options or changes in Face Amounts if any such action would result in the Policy becoming a MEC until you acknowledge in writing that you know that the Policy will become a MEC and that you nevertheless wish us to take such action. Additionally, if your Policy has inadvertently become classified as a MEC, and assuming that you do not want your Policy to be a MEC, we will attempt to enable your Policy to continue to meet the seven-pay test for federal income tax purposes (and not be a MEC) by refunding any excess Premium and related earnings or losses to you. It is not clear, however, if we can take effective action in all possible circumstances to prevent a Policy that has exceeded the applicable Premium limitation from being classified as a MEC.

Exchanges from a Prior Life Policy. We may accept as part of your first Premium money from another life insurance policy that qualifies for a tax-free exchange under Section 1035 of the Code, contingent upon receipt of the cash from that contract. Not all policy exchanges qualify for tax- free exchange treatment. Contract exchanges may have tax consequences. See “Federal Tax Considerations.”

ALLOCATING PREMIUMS

When you apply for a Policy, you must instruct us on the application form to allocate your Net Premium to one or more Investment Options according to the following rules:

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.

•

We will allocate the Net Premium based on the price determined at the end of the Business Day we are deemed to receive it at our Administrative Office according to your current Premium allocation instructions.

•

You can change the allocation instructions for additional Net Premiums without charge by providing us with Acceptable Notice. Any change in allocation instructions will be effective at the end of the Business Day we receive your request.

Unless you provide instructions indicating otherwise, we deduct Monthly Charges pro rata from the Investment Accounts and the fixed account options (see “Monthly Charge”).

Investment returns from amounts allocated to the Investment Accounts will vary with the investment performance of these Investment Accounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Investment Accounts. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

DELAY IN ALLOCATIONS

Some states require us to refund all payments if you return your Policy during the Right to Cancel Period. In those states, where you have instructed that all or a portion of the Net Premium be allocated to one or more Investment Accounts, we will allocate that amount to the Investment Account that invests in the TIAA-CREF Life Money Market Fund (the “Money Market Account”). We will allocate the remaining portion of your Net Premium (if any) to the Fixed Account. Following the end of the Right to Cancel Period, we will allocate that Policy Value in the Money Market Account among the Investment Accounts as indicated in your current Premium allocation instructions. If the Right to Cancel Period ends on a non-Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the immediately preceding Business Day. We invest all Net Premiums paid thereafter based on the allocation percentages then in effect.

12	Prospectus M Intelligent Survivorship VUL

Since our procedures should result in delivery of your Policy on the second day after we issue it, we begin measuring the Right to Cancel period two days after we issue your Policy.

VALUATIONS

POLICY VALUE

The Policy Value serves as the starting point for calculating important values under a Policy, such as the Cash Surrender Value and, in some cases, the death benefit. The Policy Value varies from day to day depending on factors such as the amount and timing of your Premium payment, the performance of the Investment Accounts you have chosen, the interest rates of the fixed account options and Loan Account, Policy charges, how much you have borrowed or withdrawn and the level of Policy and Rider benefits. We do not guarantee a minimum Policy Value.

Policy Value:

•	Equals the sum of all values in the Investment Accounts, the fixed account options, and the Loan Account.

•	is determined first on the Policy Date and then on each date thereafter; and

•	has no guaranteed minimum amount and may be more or less than Premiums paid.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you when you Surrender your Policy. We determine the Cash Surrender Value as of the end of the Business Day when we receive your Acceptable Request to Surrender.

Cash Surrender Value at the end of any day equals:

•	the Policy Value as of such date; minus any Outstanding Loan Amount.

INVESTMENT ACCOUNT VALUE

At the end of any Business Day, the Investment Account value is equal to the number of Units in each Investment Account attributable to the Policy multiplied by the Unit value for that Investment Account.

The Number of Units in any Investment Account at the end of any day equals:

•	Units purchased with Net Premiums; plus

•	Units purchased via transfers from another Investment Account, the fixed account options or the Loan Account; minus

•	Units redeemed to pay for Monthly Charges; minus

•	Units redeemed to pay for partial withdrawals; minus

•	Units redeemed to pay transfer charges or any other charges incurred in connection with the exercise of rights under the policy Riders; and minus

•	Units redeemed as part of a transfer to another Investment Account, the fixed account options, or the Loan Account.

Every time you allocate or transfer money to or from an Investment Account, we convert that dollar amount into Units. We determine the number of Units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the Unit value for that Investment Account at the end of the Business Day.

UNIT VALUE

We determine a Unit value for each Investment Account to reflect how investment performance affects the Policy Value. Unit values will vary among Investment Accounts. The Unit value may increase or decrease from one Business Day to the next.

The Unit value of any Investment Account at the end of any Business Day equals:

•	the Unit value of the Investment Account on the immediately preceding Business Day; multiplied by

•	the net investment factor for that Investment Account on that Business Day.

•	The net investment factor:

•	measures the investment performance of an Investment Account from one Business Day to the next;

•	increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio; and

•	decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the underlying Portfolio expenses.

Unit values on any non-Business Day are determined using the Unit values as of the most recent prior Business Day.

FIXED ACCOUNT OPTION VALUE

The fixed account option value at the end of any day is equal to:

•	the Net Premium(s) allocated to the fixed account option; plus

•	any amounts transferred to the fixed account option (including amounts transferred from the Loan Account); plus

•	interest credited to the fixed account option; minus

•	amounts deducted from the fixed account option to pay for Monthly Charges; minus

•	amounts withdrawn from the fixed account option; minus

•	amounts deducted from the fixed accounts to pay transfer charges, or any other charges incurred in connection with the exercise of rights under the policy Riders; and minus

•	amounts transferred from the fixed account option to an Investment Account or to the Loan Account.

M Intelligent Survivorship VUL Prospectus	13

DEATH BENEFIT

In your application for the Policy, you will tell us how much life insurance coverage you want on the life of each Insured person. This is called the “Total Face Amount.” Total Face Amount is composed of the Base Face Amount (BFA) and any Supplemental Face Amount (SFA) you elect. We reserve the right to limit the SFA to no more than 80% of the Total Face Amount. There are a number of factors you should consider in determining the combination of coverage in the form of the BFA and the SFA. These factors are discussed under “Base Face Amount vs. Supplemental Face Amount” section below.

BASE FACE AMOUNT VS. SUPPLEMENTAL FACE AMOUNT

As noted above, you should consider a number of factors in determining whether to elect coverage in the form of BFA or in the form of SFA. Cost of insurance charges are generally lower on a current basis on the SFA portion. However, these savings are balanced by the following differences:

•	The SFA may be subject to a shorter No-Lapse Guaranteed Period (see “No-Lapse Guarantee”).

•	The SFA portion is not included in the Charitable Giving Benefit.

•	The SFA coverage will expire on the policy anniversary nearest the younger Insured person’s 120th birthday.

•	Any SFA with money allocated to a fixed account option will receive a lower guaranteed minimum annual effective credited rate than BFA fixed account allocations.

Please also note that we do not pay compensation to broker-dealers on the SFA portion of the Policy.

DEATH BENEFIT PROCEEDS

As long as the Policy is in force, we will pay the Death Benefit Proceeds to the Beneficiary once we receive at our Administrative Office satisfactory proof of the death of both Insureds. We may require you to return the Policy. We will pay the Death Benefit Proceeds in a lump sum or under another payment method. If all Beneficiaries die before the Last Surviving Insured, we will pay the Death Benefit Proceeds in a lump sum to you or your estate. See “Death Benefit—Payment Methods.”

Death Benefit Proceeds Equal:

•	the death benefit (described below); minus

•	any unpaid Monthly Charges; minus

•	any Outstanding Loan Amounts

If all or part of the Death Benefit Proceeds is paid in one sum, we will pay interest on this sum as required by law. Any interest received will be taxable to the Beneficiary as ordinary income.

We may further adjust the amount of the Death Benefit Proceeds under circumstances of suicide and contestability.

DEATH BENEFIT OPTIONS

You must choose in your application among three death benefit options under the Policy: Option A, Option B and Option C. Option A provides a level death benefit, while Options B and C provide increasing death benefits. We calculate the amount available under each death benefit option as of the date of the death of the Last Surviving Insured. Under any option, when Policy Value minus the amount of outstanding Policy loans is insufficient to cover the Monthly Charge, the Policy enters a Grace Period. See “Policy Lapse and Reinstatement” for further detail. Payment of any death benefit in excess of Policy Value is subject to our financial strength and claims-paying ability.

The Death Benefit under Option A is the greater of:

•	the Total Face Amount; and

•	the minimum death benefit required under the tax test you select (described below).

The Death Benefit under Option B is the greater of:

•	the Total Face Amount plus the Policy Value (determined on the date of the death of the Last Surviving Insured); and

•	the minimum death benefit required under the tax test you select (described below).

The Death Benefit under Option C is the greater of:

•	the Total Face Amount plus all of the Premiums credited to the Policy since the Issue Date (determined on the date of the death of the Last Surviving Insured); and

•	the minimum death benefit required under the tax test you select (described below).

Which Death Benefit Option to Choose. If you prefer to have Premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option B. If you prefer to have an increasing death benefit that only reflects Premium payments, you should choose Option C. If you are satisfied with the amount of the existing insurance coverage and prefer to have Premium payments and favorable investment performance reflected in a reduced cost of insurance charge and a corresponding maximization of Policy Value over time, you should choose Option A. The maximum Premium limit that can be paid into an Option B Policy is higher than for Option A under the Guideline Premium Test. The maximum Premium limit for Option C is the same as for Option A. In addition, partial withdrawals from Option B Policies generally do not reduce the Total Face Amount of coverage, while partial withdrawals from Option A or Option C Policies will reduce the Total Face Amount of coverage. See the section entitled “Surrenders and Partial Withdrawals” for more information on how partial withdrawals affect Policy Value.

14	Prospectus M Intelligent Survivorship VUL

The amount of the death benefit may vary with the Policy Value.

•

Under Option A or Option C, the death benefit will vary with the Policy Value whenever the minimum death benefit required under the tax test you choose is greater than the Total Face Amount (Option A) or exceeds the Total Face Amount plus all the Premiums credited to the Policy (Option C).

•	Under Option B, the death benefit will always vary with the Policy Value.

Choice of Tax Test. Under either tax test, the Code requires that the Policy’s death benefit not be less than certain defined amounts. The required death benefit in relation to a given amount of Policy Value is generally lower for the Guideline Premium Test than for the cash Value Accumulation test, because the Guideline Premium Test also includes an explicit limitation on the cumulative premiums paid. When you apply for your Policy, the Guideline Premium Test will be used as the tax law test applicable to your Policy unless you specifically elect the Cash Value Accumulation Test. Once the Policy is issued, you may not change the tax law test. You should consult a tax adviser as to the selection of the tax law test before applying for the Policy.

Under the Guideline Premium Test, the death benefit will not be less than the Policy Value times the corridor factor set by the Code and shown in the Table of Death Benefit Factors in your Policy. The corridor factors vary by, and are shown based on, Attained Age of the younger Insured at the start of the Policy Year, as follows.

Attained Age*|	Percentage	Attained Age	Percentage
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 through 90	105%
		95 through 99	100%

*	For Attained Ages not shown, the percentages will decrease pro rata each year.

Under the Guideline Premium Test we will compute 2 premium limits that apply at issue. These are a Guideline Single Premium and a Guideline Level Premium. Under the Guideline Premium Limitation component of the Guideline Premium Test your cumulative premiums paid as of any date cannot exceed the greater of a) the Guideline Single Premium, or b) the sum of the Guideline Level Premiums.

Under the Cash Value Accumulation Test, the death benefit will not be less than 1,000 times the Policy Value divided by the net single premium factor per $1,000 of death benefit shown in the table of net single premiums in your Policy. The net single premium will vary based on each Insured’s gender (in most cases), Underwriting Class, issue age, Policy Year and applicable flat or temporary extra mortality charges, if any. Net single premium factors may also be affected by a Rider

In general, the Cash Value Accumulation Test allows the Owner to maximize his or her Policy Value during the earlier Policy Years because more Premiums may be paid into the Policy under that test than under the Guideline Premium Test. The Guideline Premium Test allows the Owner to obtain a specified amount of insurance coverage at the most economic cost because the Owner can maintain a higher Policy Value in relation to the death benefit options and, thereby, reduce the Net Amount at Risk under the Policy.

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Year, subject to certain restrictions, you may change death benefit options with no additional charge while the Policy is in force. Changing the death benefit option may affect the Net Amount at Risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. This may occur, for example, if you seek to change the death benefit option of an outstanding Policy that qualifies as life insurance under the Guideline Premium Test and the change in death benefit option results in a lower maximum Premium limit. In that event, we will not permit the change in death benefit option unless the Owner withdraws the requisite amount to stay within the applicable limits. We also will not permit any change that would make your Policy a MEC under the Code without specific instructions to that effect, provided to us in an Acceptable Notice. A change of death benefit option may have tax consequences. You should consult a tax adviser before changing death benefit options.

You can change your death benefit option starting from your first Policy anniversary while your Policy is in force. Here’s how it works:

•	You must send us an Acceptable Request to make such a change.

•

The change will become effective either on the date we approve it, if that date is a Monthly Charge date, or on the first Monthly Charge date that follows the date we approve the change. We’ll make the change before we deduct the Monthly Charge.

•	We will not allow any change in death benefit option that prevents the Policy from qualifying as life insurance under federal tax law.

•	If a change in death benefit option would cause your Policy to be classified as a MEC, we will not process the change until you tell us to in a form satisfactory to us.

•	We’ll send you a Policy endorsement after we make the change.

If you change from Option A to Option B or Option C:

Here’s what you need to know about changing from Option A to Option B or Option C:

•	Both Insureds must be alive and you must give us satisfactory evidence of insurability.

M Intelligent Survivorship VUL Prospectus	15

•	After the change, the Total Face Amount can’t be less than the minimum Total Face Amount shown in Section 1 of the Policy.

•	We’ll decrease the Total Face Amount by the Policy Value, if to Option B, or accumulated Premiums paid, if to Option C, so that your death benefit is approximately the same on the date of the change.

•

A decrease equal to the Policy Value or the accumulated premiums on the effective date of the change will be applied first to layers of SFA, from most recent to oldest, and then to layers of BFA, from most recent to oldest.

If you change from Option B or Option C to Option A:

Here’s what you need to know about changing from

Option B or Option C to Option A:

•	Both Insureds must be alive and you must give us satisfactory evidence of insurability.

•

We’ll increase the Total Face Amount by the Policy Value, if from Option B, or accumulated Premiums paid, if from Option C, so that your death benefit is approximately the same on the date of the change.

•

We’ll increase the Total Face Amount on the effective date of the change. The increase will apply to the most recent layer of coverage. If both a BFA and an SFA layer are the most recent layers, the increase will apply to the most recent BFA layer.

If you change from Option B to Option C or Option C to Option B:

Here’s what you need to know about changing from

Option B to Option C or Option C to Option B:

•	Both Insureds must be alive and you must give us satisfactory evidence of insurability.

•

We’ll adjust the Total Face Amount by the difference in Policy Value and accumulated Premiums paid so that your death benefit is approximately the same on the date of the change. A change from Option B to Option C will increase the Total Face Amount by Policy Value less accumulated Premiums paid. A change from Option C to Option B will increase the Total Face Amount by accumulated Premiums paid less Policy Value.

•

If the increase in Total Face Amount is positive, the increase will apply to the most recent layer of coverage. If both a BFA and an SFA layer are the most recent layers, the increase will apply to the most recent BFA layer. If the increase in Total Face Amount is negative, so that there is a decrease in Total Face Amount, the decrease will apply first to layers of SFA, from most recent to oldest, and then to layers of BFA, from most recent to oldest.

PAYMENT OF DEATH BENEFIT

Death Benefit Proceeds. Death Benefit Proceeds will ordinarily be paid to the Beneficiary within 7 days after we receive satisfactory proof of the death of the both Insureds and all other requirements are satisfied, including receipt by us at our Administrative Office of all required documents. We determine the amount of a payment from the Separate Account as of the date of death. If you don’t choose a payment method, your Beneficiary can choose one when he or she files a claim after the death of the Last Surviving Insured. If Death Benefit Proceeds are paid in a single sum, we pay interest as required by law. Any interest paid will be taxable to the Beneficiary.

Payment Methods. You can choose for your beneficiaries to receive the death benefit proceeds in a lump sum or in monthly payments. If you don’t choose a payment method, your Beneficiary can choose one when he or she makes a claim.

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy other than in a lump sum. You may choose to have proceeds paid on a guaranteed interest basis or paid on a basis that varies with the investment performance of an Investment Account. More detailed information concerning these payment methods is available upon request from our Administrative Office.

CHARITABLE GIVING BENEFIT

The Charitable Giving Benefit pays, upon the death of the Last Surviving Insured, an additional death benefit, over and above the Death Benefit Proceeds, equal to one percent (1%) of the Policy’s BFA, but the additional benefit can be no greater than $100,000. Any SFA does not increase the amount of the additional benefit. The Beneficiary may be chosen at any time during the life of the Policy. There is no additional charge for this benefit. The designated beneficiary of this benefit must be any organization accredited as a charity with the IRS under section 501(c) (3) of the Code. The Charitable Giving Benefit may not be available in all states. The Charitable Giving Benefit may have Tax Consequences.

ACCELERATED DEATH BENEFIT

In some states, prior to the Final Policy Date and while the Policy is in force, you may elect to receive a one-time lump sum accelerated death benefit when the Last Surviving Insured suffers from a terminal illness. A terminal illness means a state of health in which an Insured’s life expectancy is twelve (12) months or less. We will require you to submit acceptable proof to us of the Last Surviving Insured’s terminal illness and of the death of the other Insured before we approve your application for the accelerated death benefit.

Subject to state variations, you may elect to accelerate all or only a portion of the death benefit. However, you may not elect to accelerate an amount that is less than 25% of the Policy death benefit or $50,000, whichever is less.

The accelerated death benefit will generally equal the requested available proceeds reduced by:

•

one year of interest at a rate equal to the greater of the yield on a 90-day Treasury bill on the date we approve your application; or the rate equal to the Moody’s Corporate Bond Yield Average—Monthly Average

16	Prospectus M Intelligent Survivorship VUL

Corporate, published by Moody’s Investors Service, Inc., for the calendar month ending two months prior to the date the request is approved.

•	an administrative expense charge not to exceed $200; and

•	any amounts due within the Policy’s Grace Period that are unpaid on the date we approve your application for an accelerated death benefit; and

•

any Outstanding Loan Amounts existing on the date we approve your application for an accelerated death benefit multiplied by the ratio of the accelerated proceeds to the death benefit of the Policy before the acceleration.

The accelerated death benefit will vary from state to state and may not be available in all states.

If the Last Surviving Insured is diagnosed with a terminal illness, you are not obligated to exercise this option as this is an optional benefit. We will not approve your application if we know that you are applying to get the death benefit to satisfy any judgments against you, to satisfy the claims of any creditor, or to apply for, receive or maintain any government sponsored benefit or entitlement or any other form of public assistance.

If we approve your application for partial acceleration of the Policy death benefit, the unaccelerated portion of the Policy’s death benefit will remain in effect. After the payment of an accelerated death benefit, the Policy’s Total Face Amount, Policy Value and any Outstanding Loan Amounts will be reduced by the ratio of the accelerated death benefit to the death benefit of the Policy before the acceleration. The acceleration of all the Policy’s death benefit will result in the termination of the Policy.

Once approved, there is no restriction on the use of an accelerated death benefit payment.

Receipt of an accelerated death benefit payment may affect eligibility for Medicaid and other government assistance programs. Payments received under the accelerated death benefit will be excludable from the gross income of the recipient if applicable tax law requirements are met. You should consult a tax adviser before requesting an accelerated death benefit.

Your right to receive payment under this option is subject to a number of conditions stated in your Policy. You should consult your Policy for the effects of an accelerated death benefit on incontestability and suicide.

EXTENDED MATURITY BENEFIT

With the extended maturity benefit, the Policy will remain in force for the lives of both Insureds. When the younger Insured reaches age 120, the death benefit will be the death benefit option then in effect.

Charges will no longer be deducted from the Policy. Policy Value will continue to be invested in any of the available Investment Options. Loans and withdrawals will continue to be available. Any loans present on the Policy at age 120 will remain on the Policy and continue to be charged interest. No additional Premium payments will be allowed, but payments towards the loan balance or interest will be allowed. Any SFA coverage will terminate at age 120.

There is no charge for this benefit.

The tax consequences associated with keeping a Policy in force after the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about such consequences.

CHANGING THE BFA AND SFA

You select the BFA and any SFA when you apply for the Policy. After the first Policy Year and while the Policy is in force, you may change the BFA and/or the SFA subject to the conditions described below. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. Changing the Face Amounts may have tax consequences. In particular, decreasing the Face Amount of a Policy using the Guideline Premium Test may require us to, at some later date determined by the mechanical operation of this Test, withdraw part of your Policy Value each year to permit your policy to satisfy the test. You should consult a tax adviser before Changing the Face Amount.

Unscheduled Increases

•	You may increase the BFA or the SFA by submitting an application and providing evidence of insurability for both Insureds satisfactory to us at our Administrative Office.

•	The minimum increase is $50,000.

•	On the effective date of an increase, and taking the increase into account, the Policy Value less any Outstanding Loan Amounts must be greater than or equal to the Monthly Charges then due.

•	An increase will be effective on the Monthly Charge Date on or next following the date we approve the change, provided that both Insureds are alive on that date.

•

You may not increase the BFA or the SFA on or after either Insured’s Attained Age 91. Both Insureds must be alive on the date we receive your request in order to increase the Face Amount. If either Insured’s Attained Age is 76 or older, there may be additional signature requirements.

•	The total Net Amount at Risk will be affected, which will increase the monthly cost of insurance charges.

•	Each increase in the BFA and the SFA will have its own Underwriting Classes and associated charges.

•	We reserve the right to limit increases in the BFA or the SFA to one increase in any 12-month period.

Scheduled Increases

•

At time of application, you may choose to schedule increases in the SFA. Additional evidence of insurability will not be required at the time the increases are scheduled to go into effect. Further, no deterioration in either Insured’s health will negatively impact future scheduled increases. Persons interested in scheduled increases are generally those who are matching their

M Intelligent Survivorship VUL Prospectus	17

insurance coverage amount to their income and anticipate annual increases in compensation or a growing estate. Scheduled increases will have limits based on underwriting rules then in effect. We reserve the right to limit increases based on financial underwriting reasons.

•

Scheduled increases are subject to limits on amounts based on the initial death benefit and the younger Insured’s age and other underwriting rules then in effect. We reserve the right to limit increases based on financial underwriting reasons.

•	Scheduled increases may be scheduled annually or at specified annual intervals.

•	If a scheduled increase is declined or you elect a decrease in Total Face Amount, all future scheduled increases are cancelled, but previous scheduled increases will remain in effect.

•	Scheduled increases may be requested only at Policy issue and apply to the initial SFA layer of coverage either elected at issue or subsequently.

Decreases

•	You must submit an Acceptable Request to decrease the Total Face Amount, but you may not decrease the Total Face Amount below the minimum specified in the Policy.

•	Decreasing the Total Face Amount will decrease the Death Benefit Proceeds. See “Death Benefit.”

•	At least one Insured must be alive on the date we receive your request in order to decrease the Total Face Amount.

•	The minimum decrease is $25,000.

•	Any decrease will be effective on the Monthly Charge Date on or next following the date we approve your request.

•	Any decrease will first reduce any SFA layers of coverage from most recent to oldest and then reduce BFA layers of coverage from most recent to oldest.

•

If a decrease in Total Face Amount would cause your Policy to be classified as a MEC, we will not process the decrease until you complete an Acceptable Request with specific instructions to that effect.

SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDERS

You may request to Surrender your Policy for its Cash Surrender Value as calculated at the end of the Business Day when we receive your Acceptable Request, subject to the following conditions:

•	An Insured must be alive and the Policy must be in force when you make your request. We may require that you return the Policy.

•	The Surrender will take effect and the Policy will terminate on the Business Day we receive your Acceptable Request.

•	Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

•	We will pay the Cash Surrender Value to you in a lump sum after we receive your Acceptable Request unless you request other arrangements.

A Surrender may have tax consequences. You should consult a tax adviser before Surrendering the Policy. See “Federal Tax Considerations.”

PARTIAL WITHDRAWALS

After the first Policy Year, you may make an Acceptable Request to make a partial withdrawal of the Cash Surrender Value, subject to the following conditions:

•	You must request at least $500.

•	The maximum partial withdrawal you may take is 90% of your Cash Surrender Value.

•	An Insured must be alive and the Policy must be in force when you make your request.

•

You can specify the Investment Option from which to make the partial withdrawal. Otherwise, we will deduct the amount from the Investment Options in proportion to the Policy Value attributable to each Investment Option before the partial withdrawal.

•

If Death Benefit Option A or Option C is in effect, we will reduce the Total Face Amount by the amount of the partial withdrawal. We will apply the decrease first to SFA layers of coverage, from most recent to oldest.

•	A partial cash withdrawal will not reduce the Total Face Amount if Death Benefit Option B is in effect.

•	We will not allow a partial withdrawal to reduce the Total Face Amount below $1,000.

•

We process partial withdrawals based on Unit values determined at the end of the Business Day when we receive your partial withdrawal request. We will process any partial withdrawal request we receive after the end of a Business Day based on the Unit value determined at the end of the next Business Day.

•	We will pay a partial withdrawal request within 7 days after the Business Day when we received the request.

•

If a partial withdrawal could cause the Policy to fail to qualify as life insurance under the Code, you should either reduce the amount of the withdrawal or Surrender the Policy to avoid potential adverse tax consequences.

•

If a partial withdrawal would cause your Policy to be classified as a MEC under the Code, we will not process the partial withdrawal until you complete an Acceptable Request with specific instructions to that effect.

•	No partial withdrawals may be taken after a Policy becomes Overloaned. See the section entitled “Riders and Endorsements.”

Partial withdrawals may have tax consequences. You should consult a tax adviser before making a partial

18	Prospectus M Intelligent Survivorship VUL

withdrawal under the Policy. See “Federal Tax  Considerations.”

TRANSFERS

You may make transfers between and among the Investment Options. We determine the amount you have available for transfers at the end of the Business Day when we receive your Acceptable Request. The following features apply to transfers under the Policy:

•	You must transfer at least $250, or the total value in the Investment Option you are transferring from, if less.

•	The total amount of transfers in any Policy Year from the Fixed Account are limited as follows:

•	Any transfer from the Fixed Account may be delayed up to six months.

•	Total transfers from the Fixed Account during any Policy year cannot exceed the greatest of:

•	$2,000 or

•	25% of the current balance in the Fixed Account or

•	the amount transferred from the Fixed Account in the immediately preceding Policy Year.

•	The total amount of transfers in any Policy Year from the Enhanced Fixed Account are limited as follows:

•	Any transfer from the Enhanced Fixed Account may be delayed up to six months.

•	Total transfers from the Enhanced Fixed Account during any Policy year cannot exceed the greatest of:

•	$2,000 or

•	10% of the current balance in the Enhanced Fixed Account or

•	the amount transferred from the Enhanced Fixed Account in the immediately preceding Policy Year.

It may take a number of years to transfer substantial value from the fixed account options to the Investment Accounts.

•

We currently do not charge any fees on transfers. However, we reserve the right to deduct a $25 charge for the 13th and each additional transfer during a Policy Year. We will deduct any transfer charge from the balance of the Investment Option to which the amount is transferred. Transfers due to dollar cost averaging, automatic account rebalancing, loans, changes in an Investment Account’s investment policy, or the initial reallocation from the Money Market Account do not count as transfers for the purpose of assessing the transfer charge.

•

We consider each request to be a single transfer, regardless of the number of Investment Options involved. If the transfer targets more than one Investment Option, we’ll deduct any transfer charge from all the target Investment Options in proportion to the amount transferred into each Investment Option.

•

We process transfers to and from Investment Accounts based on Unit values determined at the end of the Business Day when we receive your transfer request. We will process any transfer request we receive after the end of a Business Day based on the Unit value determined at the end of the next Business Day.

•

If you don’t have enough Policy Value in an Investment Account to cover a transfer, we’ll transfer the remaining amount in that Investment Option into the Investment Option you are transferring to. If you are transferring to more than one Investment Option, we will transfer the remaining amount into the Investment Options you are transferring to in proportion to your transfer instructions.

TRANSFER POLICIES ON MARKET TIMING AND FREQUENT TRADING

There are Owners who may try to profit from transferring money back and forth among Investment Options in an effort to “time” the market. As money is shifted in and out of these Investment Options, we incur transaction costs, and the underlying Portfolios incur expenses for buying and selling securities. These costs are borne by all Owners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for Portfolios invested primarily in foreign securities because of the time zone differences in the operations of the markets.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, if, within a 30-day calendar period, an Owner redeems or exchanges any monies out of an Investment Option that holds shares of a Portfolio, subsequently purchases or exchanges any monies back into that same Investment Option holding shares of the Portfolio and then redeems or exchanges any monies out of the same Investment Option, the Owner will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or fax) back into that same Investment Option holding shares of the Portfolio through a purchase or exchange for 30 calendar days. An Investment Option that invests in the TIAA-CREF Life Money Market Fund and transfers made pursuant to the dollar cost averaging and automatic account rebalancing programs do not count toward these transfer limitations.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an Investment Option in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the Portfolios under the Separate Account.

If we regard the transfer activity as disruptive to an underlying Portfolio’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit an Owner’s ability to make transfers by telephone, fax or over

M Intelligent Survivorship VUL Prospectus	19

the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all Owners. We reserve the right to waive these policies where management believes that the waiver is in the Owners’ best interests and that imposition of the policy’s restrictions is not necessary to protect Owners from the effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The Policy is not appropriate for market timing. You should not invest in the Policy if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the Portfolios under the Separate Account.

Owners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA-CREF Life or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term Owners, increased transaction costs, and interference with the efficient portfolio management of the affected Portfolio.

The Portfolios available as Investment Options under the Policy may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures. The policies and procedures of a Portfolio may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other Portfolios. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the Portfolios. However, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing and excessive trading policies established by the Portfolio.

DOLLAR COST AVERAGING

You may elect to participate in a dollar cost averaging program by providing us with an Acceptable Request. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Premium into the Investment Accounts over a period of time by systematically and automatically transferring, on a periodic basis, specified dollar amounts from the fixed account options or the Money Market Account to any Investment Account(s). This allows you to potentially reduce the risk of investing most of your Premium into the Investment Accounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase Units when their value is low as well as when it is high.

You choose whether transfers will be made on a monthly or a quarterly basis. If you don’t select a timing basis, we will make monthly transfers. Equal amounts (minimum $100) are automatically transferred from the fixed account options or the Money Market Account to your designated “target Investment Options” in the percentages selected. Limits on transfers out of the fixed accounts described in Transferring among investment options apply to transfers that are part of a dollar cost averaging program. You may have multiple target Investment Options. If you do not select an Investment Option from which automatic transfers are to occur, we will use the Money Market Account.

In most states, the first transfer will take place on the first Monthly Charge Date after our receipt of an Acceptable Request. In states that require us to return premium paid during the Right to Cancel Period, the first transfer will be made on the first Monthly Charge Date after the later of the end of the Right to Cancel Period, or our receipt of an Acceptable Request to start the program. When the Monthly Charge Date falls on a day that is not a Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the preceding Business Day.

We reserve the right to allow you to start only one dollar cost averaging program in any Policy Year or successive 12 month period.

Dollar cost averaging will end if we receive an Acceptable Request to cancel the participation, the value of the fixed account options or the Money Market Account is insufficient to make the transfer, or the specified number of transfers has been completed. We reserve the right to terminate the dollar cost averaging program. We will give you at least 30 days advanced written notice if we discontinue the program.

AUTOMATIC ACCOUNT REBALANCING PROGRAM

You may elect to participate in an automatic account rebalancing program by providing us with an Acceptable Request. Automatic account rebalancing will allow you to maintain your specified allocation mix among the Investment Options. You direct us to readjust your allocations on a monthly, quarterly, semiannual or annual basis. Limits on transfers out of the fixed accounts described in Transferring among investment options apply to transfer that are part of the automatic account rebalancing program.

20	Prospectus M Intelligent Survivorship VUL

Under current administrative practices we allow you to start only one automatic account rebalancing program in any Policy Year or successive 12-month period. Automatic account rebalancing will end if we receive an Acceptable Request to cancel your participation. We reserve the right to terminate the automatic account rebalancing program. We will give you at least 30 days advanced written notice if we discontinue the program.

Automatic account rebalancing will end if we receive an Acceptable Request to cancel your participation.

LOANS

While the Policy is in force, you may submit an Acceptable Request to borrow money from us using the Policy as the only collateral for the loan. You may increase your risk of Lapse if you take a loan. Once you have a loan outstanding, you may submit additional Acceptable Requests to increase the amount of the loan up to the maximum percentage set forth below. A loan that is taken from, or secured by a Policy, including any addition of unpaid interest to the loan may have tax consequences. You should consult a tax adviser before taking a loan under the Policy or secured by the Policy. See “Federal Tax Considerations.”

LOAN CONDITIONS:

•	The minimum loan you may take is $500.

•	The maximum loan you may take, including any existing indebtedness, is 100% of the Policy Value.

•

The loan or any subsequent increase to a loan will be effective (i.e., amounts are transferred to the Loan Account and the loan begins to accrue interest) as of the end of the Business Day we receive your request.

•	Loans may not be taken in the Right to Cancel Period.

•	An Insured must be alive.

To secure the loan, we transfer an amount equal to the loan to the Loan Account as collateral. You may request that we transfer this amount from specific Investment Options. If you do not specify any particular Investment Option, we will transfer the loan amount on a pro rata basis from all of your Investment Options. Such amount will remain in the Loan Account until you repay the Policy loan.

We charge you interest on your loan (“charged interest rate”) in arrears at a current annual interest rate of 4.00% in policy years 1-10 and 3% in years 11 and thereafter. Charged interest is due and payable on the earlier of the Policy Anniversary or when the Cash Surrender Value is insufficient to pay the Monthly Charge. At that time, any unpaid interest becomes part of the outstanding loan and accrues interest at the then-current rate. On each Policy Anniversary, we will also transfer on a pro rata basis an amount to the Loan Account so that the Loan Account will be equal to the Outstanding Loan Amount as of the date on which charged interest is due and payable.

We credit interest on amounts in the Loan Account (“earned interest rate”) at a current annual interest rate of 3.00%. Due to the reduced loan interest spread after Policy Year 10, the tax consequences associated with loans outstanding after that point on a Policy that is not a modified endowment contract are unclear and you should consult a tax adviser about the consequences.

We transfer earned and charged loan interest to or from the Investment Options (per your instructions or pro rata to or from each of your Investment Options) and recalculate collateral: (a) when loan interest is paid; (b) when a new loan is made; (c) when a loan repayment is made; (d) on each Policy Anniversary; and (e) when the Policy Value less any Outstanding Loan is insufficient to pay the Monthly Charge. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral.

•

You may repay all or part of your Outstanding Loan Amounts at any time while an Insured is alive and the Policy is in force. The minimum Policy loan repayment is $100, or the total Outstanding Loan Amount, if less. Upon each loan repayment, we will transfer from the Loan Account an amount equal to your loan repayment. We will allocate such amount to the Investment Options in accordance with your instructions, as contained in an Acceptable Notice. If we do not receive specific instructions with respect to a loan repayment, we will allocate such amount in accordance with your current Premium allocation instructions.

•	While your loan is outstanding, we will credit all payments you send to us as Premium payments unless you provide an Acceptable Request for the payments to be applied as loan repayments.

•	We deduct any Outstanding Loan Amounts from the Policy Value upon Surrender, and from the Death Benefit Proceeds payable on the death of the Last Surviving Insured.

•

If your Outstanding Loan Amounts cause the Policy Value less the Outstanding Loan Amount on a Monthly Charge Date to be less than the Monthly Charge due, your Policy will enter a Grace Period, unless the No- Lapse Guarantee is in effect or unless your Policy has become Overloaned. See “Policy Lapse and Reinstatement” and “Riders and Endorsements— Overloan Protection Endorsement.”

•

We normally pay the amount of the loan within 7 days after we receive an Acceptable Request for a loan. We may postpone payment of loans under certain circumstances, such as when the New York Stock Exchange is unexpectedly closed or restricted for trading or the SEC determines that an emergency exists that affects our ability to value or dispose of a Portfolio’s shares. Please see the section entitled “Delays in Payments” for more information on such deferrals.

•	No loans may be taken or repaid after a Policy becomes Overloaned. See the section entitled “Riders and Endorsements.”

M Intelligent Survivorship VUL Prospectus	21

Effect of Policy Loans. A loan, whether or not repaid, affects the Policy, the Policy Value, the Cash Surrender Value and the death benefit. The Death Benefit Proceeds and Cash Surrender Value include reductions for the amount of any Outstanding Loan Amounts. As long as a loan is outstanding, we hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Investment Accounts and will not be credited with the interest rates accruing on the fixed account options. Amounts transferred from the Investment Accounts to the Loan Account will affect the Policy Value, even if the loan is repaid, because we credit these amounts with an interest rate we declare rather than with a rate of return that reflects the investment performance of the Investment Accounts. Accordingly, the effect of a loan could be favorable or unfavorable, depending on whether the investment performance of the Investment Accounts and the interest credited to the fixed account options are less than or greater than the interest being credited on the Loan Account while the loan is outstanding. The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be.

There are risks involved in taking a loan, including the potential for a Policy to Lapse if projected earnings, taking into account outstanding loans, are not achieved. In addition, if a loan is taken from a Policy that is part of a plan subject to the rules of fiduciary responsibility of Part 4 of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (“Code”), by a person that is a “party-in-interest” or “disqualified person” with respect to the plan as defined in ERISA or Section 4975 of the Code, respectively, the loan may be treated as a “prohibited transaction” subject to certain penalties and excise taxes unless it complies with the requirements of a statutory or administrative exemption. The Owner of such a Policy should seek competent advice before requesting a Policy loan. The lapse of a Policy with loans outstanding may have tax consequences. See “Federal Tax Considerations.”

INTERNET, TELEPHONE AND FACSIMILE REQUESTS

You can use the TIAA-CREF Web Center’s account access feature to check your Policy Value, Investment Option values and current allocation percentages, and make transfers. You will be led through the transaction process, and we will use reasonable procedures to confirm that instructions given are genuine. All transactions made through the Web Center are electronically recorded. To use the Web Center’s account access feature, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

To speak with a customer service representative and make requests related to your Policy or to obtain more information, you can call the Administrative Office at 855 809-8333. Fax requests can be made at 704 595-5514.

Computer, telephone and fax systems may not always be available. Any system, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

We may not be able to verify that you are the person providing instructions through the Web Center or that you have authorized any such person to act for you.

We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

POLICY LAPSE AND REINSTATEMENT

LAPSE

Unless the No-Lapse Guarantee is in effect, your Policy will enter a Grace Period and possibly Lapse when the Policy Value less the Outstanding Loan Amount is not enough to pay the Monthly Charge. If your Policy Lapses, all coverage under the Policy will terminate and you will receive no benefits. The lapse of your Policy may have adverse tax consequences, whether or not you have an outstanding loan balance, and irrespective of any Reinstatement. You should consult with a tax adviser if you are considering allowing your Policy to lapse.

Your Policy will not Lapse if you make a payment before the end of the Grace Period at least equal to:

(a)	The amount sufficient to cover any unpaid monthly charges, any excess of loan interest charged over loan account interest credited, and three current Monthly Charge deductions or
(b)	the amount needed to satisfy the No-Lapse Guaran- tee premium requirement plus three Minimum Monthly No-Lapse Premiums.

If your Policy enters a Grace Period, we will notify you by mail regarding the necessary payment amount and final payment date to prevent Lapse. If the Last Surviving Insured dies during the Grace Period, we will pay the Death Benefit Proceeds.

NO-LAPSE GUARANTEE (NLG)

A No-Lapse Guarantee will reduce the impact of poor investment performance and risk of Policy termination. The No-Lapse Guarantee Period is the earlier of 20 years or the younger Insured’s Attained Age 75, but not less than 5 years. This benefit guarantees the Policy will not terminate during the designated period as long as the premiums paid, less partial withdrawals and any Outstanding Loan Amount, exceed the sum of minimum monthly NLG premiums. The NLG premium varies by the Issue Ages, genders, death benefit option, face amount, and underwriting status. BFA and SFA have different NLG premiums. The monthly NLG premiums are shown in your Policy or in an endorsement to the Policy.

22	Prospectus M Intelligent Survivorship VUL

At any one time, there is one monthly NLG premium for the entire policy that equals the sum of the NLG premiums for the BFA and SFA across all layers of coverage. The NLG premium is not an extra premium. At any point in time, either the entire policy satisfies the NLG premium requirement, or the entire policy does not. The premium requirement is not evaluated separately for each layer of coverage.

If the premium requirement is satisfied, during the first five policy years, the NLG guarantees the death benefits associated with BFA and SFA of all coverage layers will remain in force. After the first five policy years, for the remainder of the No-Lapse Guarantee Period, the NLG guarantees the death benefits associated only with BFA of all coverage layers will remain in force.

REINSTATEMENT

Unless you have Surrendered your Policy, you may reinstate a Lapsed Policy at any time while one Insured is alive and within 3 years (5 years in Missouri and North Carolina) after the end of the Grace Period (and prior to the Final Policy Date) by submitting all of the following items to us at our Administrative Office:

•	An Acceptable Notice requesting reinstatement;

•	Evidence of insurability we deem satisfactory;

•	Payment or reinstatement of any Outstanding Loan Amounts as of the date of Lapse; and

•

Payment of an amount that is sufficient to make your Policy Value less any Outstanding Loan Amount positive, with any unpaid Monthly Charges on the date of Lapse accruing interest, in most states, at an annual effective rate of 6% from the date of Lapse to the date of reinstatement, plus payment of an amount that is sufficient to cover three current Monthly Charge deductions.

If only one Insured is living, you may only reinstate the Policy if the other Insured died while the policy was still in force.

The effective date of reinstatement is the later of the date the application for reinstatement is approved by us or the date we receive the required payment for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the Lapse. The Policy Value on the date of reinstatement will increase by the amounts paid at reinstatement less any Outstanding Loan Amount repayment, any unpaid Monthly Charges with interest, and any Premium Expense Charge. Reinstatement may not avoid any adverse tax consequences created by a Lapse. You should consult a tax adviser before reinstating a Policy after a Lapse.

THE COMPANY AND THE FIXED ACCOUNT OPTIONS

TIAA-CREF LIFE INSURANCE COMPANY

The Contracts are issued by TIAA-CREF Life Insurance Company, a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA-CREF Life is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA-CREF Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA-CREF Life is solely responsible for its contractual obligations.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serving approximately 5 million people and approximately 16,000 institutions as of December 31, 2014, form the principal retirement system for the nation’s education and research communities and form one of the largest retirement systems in the U.S., based on assets under management. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

THE FIXED ACCOUNT OPTIONS

We have not registered the fixed account options with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed account options.

We currently offer two fixed account options—a standard Fixed Account and an Enhanced Fixed Account. Both are investment options under the Policy. Generally, but not necessarily always the case, the current interest rate credited on allocations to the Enhanced Fixed Account will be greater than that credited to allocations to the standard Fixed Account. In return, transfers out of the Enhanced Fixed Account are more restrictive than transfers from the standard Fixed Account. (Refer to the Transfers provision for more information on transfer restrictions.) These fixed account options are part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations under the policies we issue, including the Policies other than those obligations funded by our separate Investment Accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the fixed account options assets. We bear the full investment risk for all amounts allocated or transferred to the fixed account options. We guarantee that the amounts allocated to the fixed account options will be credited interest daily at a net effective annual interest rate of at least 2.50% multiplied by the percentage of Total Face Amount at issue that is BFA plus 2.00% multiplied by the percentage of Total Face Amount at issue that is SFA. The principal less charges and deductions is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The fixed account options values will not share in the investment performance of our General Account. We anticipate changing the current interest rate from time to time at our sole discretion. You assume the risk that interest credited to amounts in the fixed account options may not

M Intelligent Survivorship VUL Prospectus	23

exceed the minimum guaranteed rate. Any amounts in the fixed account options are subject to our financial strength and claims-paying ability.

THE SEPARATE ACCOUNT AND THE INVESTMENT ACCOUNT OPTIONS

THE SEPARATE ACCOUNT

The Separate Account is established under New York law. We own the assets in the Separate Account, and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “Separate Account” within the meaning of the federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

We have divided the Separate Account into Investment Accounts, each of which invests in shares of one Portfolio. The Investment Accounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

The Separate Account is used to provide values and benefits for the Policy and other similar policies. The assets in the Separate Account are kept separate from our General Account and our other Separate Accounts. Assets equal to the reserves and contract liabilities of the Separate Account will not be charged with liabilities that arise from any other business we may conduct. We may transfer assets, in excess of the reserves and contract liabilities of the Separate Account, to our general account. All income, gains and losses, whether or not realized, of an Investment Account will be credited to or charged against that Investment Account without regard to our other income, gains or losses. The valuation of all assets in the Separate Account will be determined in accordance with all applicable laws and regulations. The Separate Account may include other Investment Accounts that are not available under the Policies and are not discussed in this prospectus.

THE PORTFOLIOS

The Separate Account invests in shares of certain Portfolios through various Investment Accounts. The Portfolios are open-end management investment companies registered with the SEC under the 1940 Act. This registration does not involve supervision of the management or investment practices or policies of the Portfolios by the SEC.

Certain Portfolios invest substantially all of their assets in other funds (“funds of funds”). As a result, you will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

Before investing, carefully read the Portfolios’ prospectuses. The Portfolios’ prospectuses contain more information on each Portfolio’s investment objectives, strategies, limitations, risks, expenses and investment managers. In addition, the Portfolios’ prospectuses may detail additional fees, limitations or restrictions that may be imposed on the Investment Accounts and that we, in turn, may enforce against a Policy. The prospectus for each Portfolio is available by contacting us and on our website, www.tiaa-cref.org. In addition, if you receive a summary prospectus for a Portfolio, you may obtain a full statutory prospectus by referring to the contact information for the Portfolio company on the cover page of the summary prospectus.

Payments from Portfolios

We (and our affiliates) may receive payments, which may be significant, from some or all of the Portfolios, their investment managers, distributors or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Policy and, in our role as an intermediary, the Portfolios. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the management fee deducted from Portfolio assets. Policy owners, through their indirect investment in the Portfolios, bear the costs of these management fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive may be based upon a percentage of the Portfolio’s assets owned by the Investment Accounts. These percentages differ from Portfolio to Portfolio and currently range up to an annualized rate of 0.10% of the average daily assets of certain Portfolios that are attributable to the Policies.

Certain service providers to the Portfolios may make payments to reimburse the Company, TIAA-CREF Individual and Institutional Services, LLC (“TC Services”) and/or their affiliates for the costs of printing and distributing to Owners shareholder reports and other materials relating to the Portfolios.

Some of the Portfolios have adopted distribution plans pursuant to Rule 12b-1 of the 1940 Act. (See “Annual Portfolio Operating Expenses”.) Under these plans, we or our affiliates may receive some or all of a Portfolio’s 12b-1 fees. These fees currently range up to an annualized rate of 0.25% of the average daily assets of certain Portfolios that are attributable to the Policies. These payments are deducted from the assets of the Portfolios; therefore, they decrease the Portfolios’ investment return.

Selection of Portfolios

We select the Portfolios based on several criteria, including asset class coverage, the strength of the investment manager’s (or sub-adviser’s) reputation and record, investment performance and ability to make payments to us as described above. We may, subject to any applicable law, make certain changes to the Investment

24	Prospectus M Intelligent Survivorship VUL

Accounts offered in your contract. We may offer new Investment Accounts or stop offering existing Investment Accounts. New Investment Accounts may be made available to existing contract owners and Investment Accounts may be closed to new or subsequent Premium Payments, transfers or allocations. In addition, we may also liquidate the shares of any Investment Account, substitute the shares of one Portfolio held by an Investment Account for another and/or merge Investment Accounts or cooperate in a merger of Portfolios. To the extent required by the Investment Company Act of 1940, we may be required to obtain SEC approval or your approval.

The Portfolios may also undergo changes, such as changes in investment policies, or reorganizations or liquidations, in which case the Portfolios you choose may have different characteristics or your Policy Value could end up allocated to a different Portfolio. You will be notified about this type of change.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You are responsible for choosing your Investment Accounts and your allocations so that they are appropriate for your specific circumstances, including your goals, financial situation and risk tolerance. You should monitor and periodically review your Investment Account selections and allocations to determine if they are still appropriate.

Portfolio Investment Managers and Investment Objectives

The following table summarizes each Portfolio’s investment objective(s). There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of risks and expenses, in the Portfolio prospectuses. You should read these prospectuses carefully.

Portfolio	Investment Manager	Investment Objective
TIAA-CREF Life Balanced Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, consisting of capital appreciation and current income.
TIAA-CREF Life Bond Fund	Teachers Advisors, Inc.	Seeks as favorable a long-term return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.
TIAA-CREF Life Growth Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.
TIAA-CREF Life Growth & Income Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return through both capital appreciation and investment income primarily from income-producing equity securities.
TIAA-CREF Life International Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.
TIAA-CREF Life Large-Cap Value Fund	Teachers Advisors, Inc.	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities of large domestic companies.
TIAA-CREF Life Money Market Fund	Teachers Advisors, Inc.	Seeks high current income consistent with maintaining liquidity and preserving capital.
TIAA-CREF Life Real Estate Securities Fund	Teachers Advisors, Inc.	Seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.
TIAA-CREF Life Small-Cap Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.
TIAA-CREF Life Social Choice Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.
TIAA-CREF Life Stock Index Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

M Intelligent Survivorship VUL Prospectus	25

Portfolio	Investment Manager	Investment Objective
Delaware VIP Diversified Income Series—Std Class	Delaware Management Company	Seeks maximum long-term total return, consistent with reasonable risk.
Delaware VIP Small Cap Value Series—Standard Class	Delaware Management Company	Seeks capital appreciation.
DFA VA Global Bond Portfolio	Dimensional Fund Advisors LP	Seeks to provide a market rate of return for a fixed income portfolio with low relative volatility of returns.
DFA VA Global Moderate Allocation Portfolio	Dimensional Fund Advisors LP	Seeks total return consisting of capital appreciation and current income.
DFA VA International Small Portfolio	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
DFA VA International Value Portfolio	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
DFA VA Short-Term Fixed Portfolio	Dimensional Fund Advisors LP	Seeks a stable real return in excess of the rate of
inflation with a minimum of risk.
DFA VA US Large Value Portfolio	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
DFA VA US Targeted Value Portfolio	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
John Hancock Emerging Markets Value Trust	John Hancock Investment Management Services, LLC	Seeks long-term capital appreciation.
M Large Cap Growth Fund	M Financial Investment Advisers, Inc. DSM Capital Partners LLC (sub-adviser)	Seeks to provide long-term capital appreciation.
M Large Cap Value Fund	M Financial Investment Advisers, Inc. AJO, L.P. (sub-adviser)	Seeks to provide long-term capital appreciation.
M Capital Appreciation Fund	M Financial Investment Advisers, Inc. Frontier Capital Management Company, LLC (sub-adviser)	Seeks to provide maximum capital appreciation.
M International Equity Fund	M Financial Investment Advisers, Inc. Northern Cross LLC (sub-adviser)	Seeks to provide long-term capital appreciation.
Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	Neuberger Berman Management LLC Neuberger Berman LLC (sub-adviser)	Seeks growth of capital.
PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Real Return Portfolio— Institutional Class	Pacific Investment Management Company LLC	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
PIMCO VIT Total Return Portfolio— Institutional Class	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PVC Equity Income Account—Class 1	Principal Management Corporation Edge Asset Management, Inc. (sub-advisor)	Seeks to provide current income and long-term growth of income and capital.
PVC MidCap Account—Class 1	Principal Management Corporation Principal Global Investors, LLC (sub-advisor)	Seeks long-term growth of capital.
Prudential Series Fund—Natural Resources Portfolio—Class II	Prudential Investments, LLC Jennison Associates LLC (sub-adviser)	Seeks long-term growth of capital.
T Rowe Price® Health Sciences Portfolio I	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
T Rowe Price® Limited-Term Bond Portfolio	T. Rowe Price Associates, Inc.	Seeks a high level of income consistent with moderate fluctuations in principal value.
Templeton Developing Markets VIP Fund—Class 1	Templeton Asset Management Ltd.	Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.
Vanguard VIF Capital Growth Portfolio	PRIMECAP Management Company	Seeks to provide long-term capital appreciation.
Vanguard VIF Equity Index Portfolio	The Vanguard Group, Inc.	Seeks to track the performance of a benchmark index that measures the investment return of large- capitalization stock.

26	Prospectus M Intelligent Survivorship VUL

Portfolio	Investment Manager	Investment Objective
Vanguard VIF High Yield Bond Portfolio	Wellington Management Company, LLP	Seeks to provide a high level of current income.
Vanguard VIF Mid-Cap Index Portfolio	The Vanguard Group, Inc.	Seeks to track the performance of a benchmark index that measures the investment return of mid- capitalization stocks.
Vanguard VIF Small Company Growth Portfolio	Granahan Investment Management, Inc.	Seeks to provide long-term capital appreciation.
The Vanguard Group, Inc.
Vanguard VIF REIT Index Portfolio	The Vanguard Group, Inc.	Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.
Vanguard VIF Total Bond Market Index Portfolio	The Vanguard Group, Inc.	Seeks to track the performance of a broad, market- weighted bond index.
VY Clarion Global Real Estate Portfolio—Class I	VY Investments, LLC ING Clarion Real Estate Securities (sub-advisor)	Seeks high total return consisting of capital appreciation and current income.
Voya Russell Large Cap Growth Index Portfolio—Class I	Voya Investments, LLC Voya Investment Management Co. (sub-advisor)	Seeks investment results that correspond to the total return of the Russell Top 200® Growth Index.

Note that the prospectuses for the Portfolios provide information for other portfolios that are not available through the Policies. When you consult the Portfolio prospectuses, you should be careful to refer only to the information regarding the Portfolios listed above.

The Portfolios or their managers have advised us that these Portfolios are not available for purchase directly by the general public and are not the same as other mutual fund portfolios that are sold directly to the public, which may have similar or nearly identical names. However, the investment objectives and policies of certain Portfolios available under the Policy may be very similar to the investment objectives and policies of other funds that are or may be managed by the same investment manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the Portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment manager, the same investment objectives and policies, and/or a very similar or nearly identical name.

Please read the prospectuses to obtain more complete information regarding the Portfolios. Keep this prospectus and the Portfolios’ prospectuses for future reference.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to take certain actions that we deem necessary to serve your best interests and appropriate to carry out the purposes of this Policy. When required by law, we will obtain approval by you, the SEC, and/or any appropriate regulatory authority. The actions that we may take include:

•	deregistering the Separate Account under the 1940 Act;

•	operating the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;

•	taking any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

•	adding, combining or removing Investment Accounts in the Separate Account;

•

substituting, for the Portfolio shares held in any Investment Account, the shares of another class issued by the Portfolio, or the shares of another investment company or series thereof or any other investment permitted by law;

•	changing the way we deduct or collect charges under the Policy, but without increasing the charges unless and to the extent permitted by other provisions of this Policy;

•	modifying this Policy as necessary to ensure that it continues to qualify as life insurance under Section 7702 of the Code;

•	making any other necessary technical changes in the Policy in order to conform with any action we are permitted to take; and

•	adding to, eliminating, or suspending your ability to allocate Net Premiums or transfer the unloaned Policy Value into any Investment Option.

We can add new Investment Accounts in the future that would invest in other Portfolios, funds or other investment vehicles. We don’t guarantee that the Separate Account, any existing Investment Account, or any Investment Account added in the future will always be available. We reserve the right to add or close Investment Accounts, substitute another Portfolio, fund or other investment vehicle without your consent, or combine Investment Accounts or Portfolios. A substituted Portfolio, fund or investment vehicle may have different fees and expenses. Substitutions and Investment Account closings may be made with respect to existing investments or the investment of future Premiums, or both. However, no substitution will be made without any necessary

M Intelligent Survivorship VUL Prospectus	27

approval of the SEC. A Portfolio also may discontinue offering its shares to the Investment Accounts. In addition, we reserve the right to make other structural and operational changes affecting the Separate Account and the Policy.

We will notify you if any of these changes result in a material change in the underlying investments of an Investment Account of the Separate Account to which any part of your Policy Value is allocated. Details of any such change will be filed with any regulatory authority where required and will be subject to any required approval.

If you object to a material change and a portion of your Policy Value is attributable to the affected Investment Account, then you may transfer that value into:

•	another Investment Account; or

•	the fixed account options.

To effect such transfers, we must receive your Acceptable Request at our Administrative Office within 60 days of the postmarked notice of material change. We will not deduct any applicable transfer charge for this transaction.

VOTING PORTFOLIO SHARES

The Separate Account is the legal owner of the shares of the Portfolios offered in connection with your Policy. It therefore has the right to vote its shares at any meeting of the Portfolios’ shareholders. Generally, open-end investment companies, such as the Portfolios, do not hold annual meetings of shareholders. However, if and when a Portfolio informs us on a timely basis that a shareholder meeting will be held, we will seek your instructions regarding how to vote the shares attributable to your Policy. If we don’t receive timely instructions from you, we will vote your shares in the same proportion as the voting instructions received on all outstanding Policies. Please note that the effect of proportional voting is that a small number of Owners may control the outcome of a vote. We may vote the shares of the Portfolios in our own right in some cases, if we determine that we may legally do so.

CHARGES AND DEDUCTIONS

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume. Charges and deductions allow us to provide you services, but have the effect of reducing your Policy Value and death benefits.

We may waive, reduce, or vary any Policy charges under circumstances in which our expenses are expected to be lower. The amount of the variations and the conditions under which we grant them may change from time to time. These variations generally reflect cost savings over time that we anticipate for Policies sold under certain circumstances, including when Policies are sold to a group or sponsored arrangement.

Services and Benefits We Provide:

•	the death benefit, cash, and loan benefits under the Policy;

•	Investment Options, including Premium allocation;

•	administration of elective options; and

•	the distribution of reports to Owners.

Costs and Expenses We Incur:

•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Riders);

•	overhead and other expenses for providing services and benefits;

•	sales and marketing expenses; and

•

other costs of doing business, such as collecting Premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local income, premium, and other taxes and fees.

Risks We Assume:

•	that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the Last Surviving Insured dies sooner than we estimate;

•	that the cost of providing the services and benefits under the Policies exceed the charges we deduct and

•	that our investment returns in the general account will be less than the interest rate credited in the fixed account options.

PREMIUM EXPENSE CHARGE

Prior to allocation of Premium, to the fixed account options and/or Investment Accounts, we deduct a Premium Expense Charge from each Premium to reimburse us for certain sales costs and for certain taxes levied upon issued Policies. The tax portion of the charge reimburses us for state, municipality and federal taxes levied upon issued Policies; it is determined based upon tax liabilities for all Policies in all jurisdictions and reflects an average of those liabilities. The sales costs portion is applicable to the various expenditures incurred in marketing and selling the Policy. We credit the remaining amount (the Net Premium) according to your allocation instructions.

MONTHLY CHARGE

We deduct a Monthly Charge from the Policy Value on the Policy Date and on each Monthly Charge Date prior to the Final Policy Date to compensate us for underwriting, issue, and on-going administrative expenses and for the Policy’s insurance coverage, including Rider benefits, if any. We will make deductions on a pro rata basis (i.e., in the same proportion that the Policy Value in each Investment Option bears to the total Policy Value across all Investment Options prior to the deduction). Alternatively, we will make deductions from specific Investment Accounts and/or the fixed account options based upon your instructions. If an Investment Option you have specified no longer has any value from which to deduct the Monthly Charge, then we will deduct the Monthly Charge allocated to this Investment Option pro rata from the other Investment Options you have

28	Prospectus M Intelligent Survivorship VUL

specified, unless you provide us with new instructions. If no Investment Options you have specified have any value, then we will deduct the Monthly Charge from all of your other Investment Options that still have value on a pro rata basis, unless you provide us with new instructions. Because portions of the Monthly Charge can vary from month to month, the Monthly Charge will also vary.

If the Policy Date is set prior to the Issue Date, a Monthly Charge will accrue on the Policy Date and on each Monthly Charge Date until and including the Issue Date. On the Issue Date, these accrued Monthly Charges will be deducted from the Policy Value. We will then deduct a Monthly Charge from the Policy Value on each Monthly Charge Date thereafter as described above.

The Monthly Charge has five components:

•	a monthly Policy Fee

•	a monthly Administrative Expense Charge;

•	a monthly Asset Based Risk Charge;

•	the monthly Cost of Insurance charge; and

•	charges for riders.

Monthly Policy Fee.  We assess a monthly policy charge to help cover our costs of issuing and administering the Policy and for such activities as processing claims, maintaining records and communicating with you.

The annualized Policy Fee is $240. Since there is a minimum cost to issue any Policy, having a fixed monthly charge helps assure that smaller Policies pay their share of Policy costs. In no event will the policy fees imposed exceed this amount. We reserve the right to reduce or waive the policy fee for particular Policies when we anticipate that our administrative and operating expenses will be lower.

Administrative Expense Charge.  The Administrative Expense Charge is a monthly charge to help cover our costs of issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you. This charge also helps cover the same costs addressed by the fixed Monthly Policy Fee. Since these costs increase for larger amounts of coverage, the Administrative Expense Charge is a percentage of each layer of BFA and SFA coverage to help assure that larger Policies pay their share of Policy costs. The duration of this charge is 5 years from the Policy Date and each BFA and SFA increase date that creates a new layer of coverage. For each layer of BFA and SFA still in force, the charge is determined by multiplying the initial amount of each layer by its applicable rate. The rate will vary based upon Attained Ages, gender, and Underwriting Classes, at the time the layer is added. The rate will also vary between BFA and SFA layers of coverage.

Asset Based Risk Charge. This charge is for the risks we assume with respect to the Policy, including the risk that mortality is higher than expected, company administrative and sales costs are higher than expected, and persistency in early Policy years is less than expected. It is a percentage of the Policy Value of the Investment Accounts. The current and guaranteed annualized charge is 0.60% in Policy years 1–15 and 0.24% in years 16 and thereafter. While the Policy Value of the Investment Accounts is less than 25% of the Total Face Amount, the current annualized charge equals the guaranteed annualized charge. While the Policy Value of the Investment Accounts is at least 25% of the Total Face Amount, the current annualized charge is 0.42% in Policy years 1–15 and 0.06% thereafter.

Cost of Insurance. We assess a monthly Cost of Insurance charge to compensate us for providing the death benefit. We may use part of the monthly cost of insurance charge to pay other legitimate costs arising from the issuance of the Policy.

If we approve an increase in your Policy’s Total Face Amount, through increases in BFA or SFA new layers of coverage will be created. We calculate the Cost of Insurance charge separately for each layer of BFA and SFA coverage. The charge for each layer depends on your Policy’s death benefit option, Policy Value, and gender (in most states). It also depends on the Underwriting Classes of the layer, the Attained Ages at the time the layer is added, the number of years the layer has been in force, the face amount of the layer, and whether the layer consists of BFA or SFA coverage.

The Cost of Insurance charge is equal to:

•	the sum across all layers of each layer’s cost of insurance rate, multiplied by that layer’s Net Amount at Risk

The Net Amount at Risk is equal to:

•	the death benefit on the Monthly Charge Date divided by 1.00246627; minus

•	the Policy Value on the Monthly Charge Date.

The Monthly Charge for any Rider may be calculated either before or after the monthly Cost of Insurance charge. Any Rider attached to the Policy will specify the order in which we calculate the Monthly Charge for that Rider.

We calculate the Cost of Insurance charge separately for each layer of BFA and SFA coverage. If we approve an increase in your Policy’s Total Face Amount, then different Underwriting Classes and a different cost of insurance rate may apply to the increase, based on each Insured’s circumstances at the time of the increase.

We also calculate the Net Amount at Risk separately for the BFA and any SFA, and for any increase in the BFA and any SFA. The Net Amount at Risk will be pro-rated according to the BFA coverage and any SFA coverage. The respective cost of insurance rates will be applied to the pro- rated Net Amount at Risk. In determining each Net Amount at Risk, we allocate the Policy Value among the BFA and any SFA and any increments of BFA and SFA in proportion to their respective totals. If the death benefit is increased because of the requirements of Section 7702 of the Code, we will allocate such increase among the Initial BFA and SFA and any increments of the BFA and SFA in proportion to their totals. The Net Amount at Risk is affected by

M Intelligent Survivorship VUL Prospectus	29

investment performance, loans, payment of Premiums, Policy fees and charges, the death benefit option, partial withdrawals, and changes in the BFA and SFA.

Cost of Insurance Rates. As stated above, We base the cost of insurance rates on each Insured’s Underwriting Class, Issue Age, BFA, any SFA, death benefit option, number of full years insurance has been in force, and gender (in most states). The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. We reserve the right to change monthly cost of insurance rates; however, these rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 2001 Commissioners Standard Ordinary Mortality Table, Age Nearest Birthday, Smoker or Non-smoker, Male or Female. Separate scales of the guaranteed maximum cost of insurance rates apply to substandard risk classifications or Policies with flat or temporary extra mortality charges. For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the guaranteed rates are based on a blend of the Male and Female 2001 Commissioners Standard Ordinary Mortality Tables, Age Nearest Birthday, Smoker or Nonsmoker. The maximum cost of insurance rate for a layer of coverage depends only on each Insured’s Attained Age when the layer was added, gender and Underwriting Class and the number of full years that layer has been in force. Any change in the cost of insurance rates will be on a uniform basis for all Insureds of the same gender, Underwriting Class, Issue Age, Total Face Amount, death benefit option, and number of full years insurance has been in force.

Underwriting Class. The Underwriting Class of an Insured will affect the cost of insurance rates, as will the incurrence of any flat or temporary extra mortality charges. We currently place Insureds into one of the following classes: super preferred non-tobacco, preferred non-tobacco, standard non-tobacco, preferred tobacco, or standard tobacco. Insureds can also be placed into one of a number of substandard non-tobacco or substandard tobacco classes. Substandard classes reflect higher mortality risks.

•

In an otherwise identical Policy, Insureds in the super preferred or preferred class will generally have a lower cost of insurance rate than Insureds in a standard class, and Insureds in a standard class will generally have a lower cost of insurance rate than Insureds in a substandard class.

•	Insureds with Issue Ages below age 15 will be placed into the standard non-tobacco class.

•	Non-tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco in the same Underwriting Class.

In addition, we will pay a limited death benefit if the Last Surviving Insured’s death occurs while engaged in certain aviation related activities identified in the underwriting process.

Charges for Riders. The Monthly Charge includes charges for any supplemental insurance benefits you add to your Policy by Rider.

TRANSFER CHARGE

We currently allow you to make 12 transfers among the various Investment Options and Investment Accounts each Policy Year with no additional charge.

•	We may deduct $25 for the 13th and each additional transfer made during a Policy Year to compensate us for the cost of processing these transfers.

•	For purposes of assessing the transfer charge, we consider each Acceptable Request to be one transfer, regardless of the number of Investment Options affected by the transfer.

•	We deduct the transfer charge from the Investment Option to which a transfer was most recently made.

•

Transfers due to dollar cost averaging, automatic account rebalancing, loans, or the initial reallocation from the Money Market Account do not count as transfers for the purpose of assessing any transfer charge.

ACCELERATED DEATH BENEFIT FEE

If you qualify for and elect to receive a one-time lump-sum accelerated death benefit payment, the benefit you receive equals your selected amount of accelerated death benefit minus unpaid Policy expenses, minus Outstanding Loan Amounts, minus one year of interest (equal to the greater of the yield on a 90-day Treasury bill on the date we approve your application for this benefit or the current maximum statutory adjustable policy loan interest rate equal to the Moody’s Corporate Bond Yield Average—Monthly Average Corporate, published by Moody’s Investors Service, Inc., for the calendar month ending two months prior to the date the request is approved.) and minus a fee not to exceed $200 to reimburse us for our costs to administer the accelerated death benefit. For more information on accelerated death benefits, see “Death Benefit—Accelerated Death Benefit.”

LOAN INTEREST CHARGE

We currently charge you interest in arrears (the “charged interest rate”) on a loan at a current interest rate of 4% in policy years 1–10 (guaranteed to not exceed 4.5%) and 3% in years 11 and thereafter (guaranteed to not exceed 3.5%). We also currently credit interest on amounts in the Loan Account (the “earned interest rate”) on loans allocated to both the BFA and the SFA at a fixed annual earned interest rate of 3%. See “Transaction Fees; Periodic Charges Other than Fund Operating Expenses” for more information about guaranteed Loan Account crediting rates. Due to the absence of a loan interest spread in years 11 and thereafter, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.

30	Prospectus M Intelligent Survivorship VUL

PORTFOLIO EXPENSES

Each Investment Account purchases shares of the corresponding Portfolio at net asset value. The Portfolios deduct management fees and other expenses from their assets. Portfolio expenses are paid by each Portfolio before TIAA-CREF Life is provided with the Portfolio’s net asset value. The net asset value of each Investment Account thus reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Investment Account invests. Portfolio expenses may change periodically. For further information, consult the Portfolios’ prospectuses.

ADVISORY FEES

In certain situations, as agreed separately between you and a registered investment adviser, you agree to have its Advisory Fees deducted each quarter from specified Investment Options to compensate the adviser for any management of your Policy. This service is provided to Owners as a convenience, and we reserve the right to terminate the service for any adviser. The fees may be deducted from all of the Investment Accounts (except the Loan Account) and fixed account options in proportion to the Policy Value in each Investment Option (pro rata) or they can be deducted from designated Investment Accounts as specified by you. These fees will generally be considered withdrawals from the Policy for tax purposes. Please see “Federal Tax Considerations” below and consult with your personal tax adviser. These fees will go to individual registered investment advisers who are not affiliated with the Separate Account or the Company. These fees are not the investment advisory fees paid by the underlying Portfolios. No charges will be assessed by us for the withdrawal of these fees and the Total Face Amount will not be reduced by the amount of these fees.

FEDERAL TAX CONSIDERATIONS

Introduction. The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (“IRS”).

Tax Status of the Policy. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code and described above in the Policy Benefits-Choice of Tax Test, Death Benefit Options-Choice of Tax Test, and Policy Risks-Tax Risks sections. Although guidance as to how these requirements are to be applied is limited, we believe that the Policy should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis (i.e., an Underwriting Class involving higher than standard mortality risk), and there is therefore more uncertainty as to those contracts, particularly if you pay the full amount of Premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policies do not give Owners investment control over Separate Account assets. We reserve the right to modify the Policies should such a modification become necessary to prevent an Owner from being treated as the Owner of a pro rata share of the assets in the Separate Account.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. An employer-owned life insurance contract must also satisfy certain notice and consent requirements in order for the entire death benefit to be tax-free. Please see “Employer-Owner Life Insurance Contracts”, below.

Changes to Comply with the Law. So that your Policy continues to qualify as life insurance under the Code or to avoid having the Policy become a MEC, we reserve the right to limit or refund all or part of your Premium payments.

We may refuse to allow you to make partial withdrawals that would cause your Policy to fail to qualify as life insurance under the Code. We also may:

•	make changes to your Policy or its Riders; or

•	make distributions from your Policy to the degree that we deem necessary to qualify your Policy as life insurance for tax purposes.

If we make any changes of this type, we will make similar changes to all affected Policies.

TAX TREATMENT OF POLICY BENEFITS

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

In General. We believe that Death Benefit Proceeds under a Policy generally are excludable from the gross income of the Beneficiary for federal income tax purposes.

M Intelligent Survivorship VUL Prospectus	31

Federal, state and local transfers, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted as to these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Value, and will not receive ordinary income until there is a distribution. (The tax consequences associated with keeping a Policy in force after the younger Insured reaches Attained Age 100 are unclear. A tax adviser should be consulted about such consequences.) When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend, in part on whether the Policy is classified as a MEC.

The IRS has issued Revenue Procedure 2010-28 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A.

Rev. Proc. 2010-28 also states that: “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under § 7702, or its status as not a MEC under § 7702A, merely by reason of a failure to satisfy all of the requirements of [the Age 100 Safe Harbor].”

Modified Endowment Contracts (MEC). Under the Internal Revenue Code, certain life insurance contracts are classified as MECs with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to Premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. The Policy will be a MEC if the Premiums we receive are greater than the “seven-pay limit” as determined under Section 7702A of the Code. The “seven-pay limit” means that, during generally the first seven years of the Policy, the sum of the actual Premiums paid may not exceed the sum of the “seven-pay premiums.” Generally, the “seven-pay premium” is the level annual premium, such that if it were paid for each of the first seven years, it will fully pay for all future life insurance and endowment benefits under a life insurance policy. See the section entitled “Premiums— Premium Limitations” for an example of how the “seven-pay limit” would work. Under this test, a Policy may or may not be a MEC, depending on the amount of Premiums paid during each of the Policy’s first seven years.

Certain changes in a Policy after it is issued could also cause it to be classified as a MEC. For example, a reduction in benefits for a Policy may cause the Policy to be classified as a MEC. Moreover, if there is a “material change” in the Policy’s benefits or other terms, the Policy may have to be tested using a new 7-pay limit as if it were a newly issued Policy as of the date of the material change. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary premiums are Premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. Guidance is limited as to other events that may be considered to be a “material change” and we may not be able to identify every transaction that the IRS would treat as a material change. A Policy that is acquired in exchange for a life insurance contract classified as a MEC prior to the exchange will be classified as a MEC. A Policy that is acquired in exchange for a life insurance contract not classified as a MEC prior to the exchange will generally not be classified as a MEC if no Premiums are paid under the Policy during the first seven Policy Years after the exchange. A current or prospective Owner should consult with a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

If a Policy becomes a MEC, all distributions during the Policy Year in which the Policy becomes a MEC will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC may be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Multiple Policies. All MECs that are issued (or that subsequently become a MEC) by us or our affiliates to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Distributions Other Than Death Benefits From Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than Death Benefit Proceeds, including distributions upon full or partial Surrenders and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed.

•

Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly, as described above. The investment in the Policy is increased by the amount of ordinary income created by the loan. Accrued and unpaid loan interest added to the loan balance as provided in Loans-Loan Conditions above is treated as an additional taxable distribution.

•

A 10% additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has Attained Age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary or designated Beneficiary.

32	Prospectus M Intelligent Survivorship VUL

You should consult a tax adviser to determine if you may be subject to the 10% penalty tax on any distribution or loan that you receive under the Policy.

Distributions Other Than Death Benefits From Policies That Are Not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Policy that is not classified as a MEC are generally treated first as a recovery of the Owner’s investment in the Policy and, only after the recovery of all investment in the Policy, as taxable income. However, certain distributions that must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, due to the absence of a loan interest spread, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.

Finally, distributions and loans from or secured by a Policy that is not a MEC are not subject to the 10% additional income tax that applies to MECs.

Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free. When a loan is taken out under a Policy that is a MEC, your investment in the Policy is increased by the amount of the loan that is treated as a taxable distribution. If an Owner of the Policy who is not an insured dies, the successor Owner’s investment in the Policy may be increased, generally to the fair market value on the date of death, under general rules for increase in the basis of property held by a decedent. The IRS has not issued specific guidance concerning the availability of any such increases. You should consult your personal tax adviser.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is Surrendered, canceled, or allowed to Lapse, the amount of the outstanding indebtedness (plus accrued interest) will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Overloan Protection Endorsement. If you are contemplating the purchase of the Policy with the Overloan Protection Endorsement, you should be aware that the tax consequences of the Overloan Protection Endorsement have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Endorsement causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Endorsement.

Withholding. We are required to withhold federal income taxes on the taxable portion of all distributions unless the recipient elects not to have any such amounts withheld and properly notifies us of that election. Unnecessary withholdings, delays in payment while we attempt to verify information and other adverse tax and financial consequences may result if you or your beneficiary do not provide us with a valid Social Security number or other taxpayer identification number, or if the taxpayer fails to properly complete and execute tax-related forms and certifications required for us to process distributions and administer your Policy. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later. Different rules may apply to United States citizens or expatriates living abroad. Special withholding rules and forms apply to foreign persons. In addition, some states have enacted legislation requiring withholding. You should consult your tax adviser about withholding in the context of your overall tax situation.

Life Insurance Purchases by Residents of Puerto Rico. Income received by residents of Puerto Rico under a Policy will be U.S.-source income that is generally subject to United States federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Owners who are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner’s country of citizenship or residence. Special forms and procedures will apply to document the U.S. tax status of the Owner and any entitlement to tax treaty benefits. Prospective purchasers who are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Section 1035 Exchanges. Code section 1035 generally provides that no gain or loss shall be recognized by the Owner on the exchange of one life insurance contract for another life insurance contract, an annuity contract or, endowment contract (an obsolete form of insurance, not to be confused with a MEC), or a long term care insurance contract. Contracts subject to tax rules in effect prior to certain legislative changes that are exchanged for new contracts may be treated as new contracts for purposes of both section 7702, which establishes the tests for whether a contract is a life insurance contract for federal income tax purposes, and section 7702A, which provides the criteria for determining whether a contract is a MEC. Prospective purchasers wishing to take advantage of section 1035 should consult their tax advisers.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit

M Intelligent Survivorship VUL Prospectus	33

plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer- owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contract. It is the employer’s responsibility (i) to verify the eligibility of the intended Insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “SOX Act”). The SOX Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust, or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules.

In Revenue Ruling 2011-9, the IRS held that the status of an insured as an employee “at the time first covered” for purposes of Section 264(f) does not carry over from acontract given up in a Section 1035 tax-free exchange to a contract received in such an exchange. Therefore, the exception to pro rata interest expense disallowance provided in Section 264(f)(4) does not apply to new policies received in Section 1035 tax-free exchanges unless such policies also independently qualify for the exception provided by Section 264(f)(4) of the Code. Therefore, it would be advisable to consult with a tax adviser before entering in to a policy exchange transaction.

In all events, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if a non-individual owner or business Beneficiary is subject to this tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when an Owner- Last Surviving Insured on a Policy dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Last Surviving Insured owned the Policy. If the Owner was not the Last Surviving Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Last Surviving Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state, and local law. The individual situation of each Owner or Beneficiary will

34	Prospectus M Intelligent Survivorship VUL

determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping, and other taxes. A tax adviser should be consulted about these consequences.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law. The American Taxpayer Relief Act of 2012 (“ATRA”). ATRA permanently establishes the federal estate tax, gift tax and generation-skipping transfer tax exemptions at $5,000,000, indexed for inflation (i.e. $5,340,000 for 2014.) ATRA also permanently establishes the maximum federal estate tax, gift tax and generation-skipping transfer tax rate at 40%. ATRA allows a deceased spouse’s estate to transfer any unused portion of the deceased spouse’s exemption amount to a surviving spouse. ATRA also unified the estate tax, gift tax and generation skipping transfer tax exemptions and provided for indexing of these exemptions for inflation.

The Health Care and Education Reconciliation Act of 2010 (the “2010 Act”). The 2010 Act imposes a 3.8% tax in taxable years beginning in 2013 on an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). Taxable distributions from life insurance policies over allowable deductions, as such term is defined in the 2010 Act are included in net investment income. You should consult a qualified tax adviser regarding the consequences of the 2010 Act.

Accelerated Death Benefits. Payments received under the accelerated death benefit will be excludable from the gross income of the recipient if applicable tax law requirements are met. However, you should consult a qualified tax adviser about the consequences of receiving a payment under this benefit.

Federal Defense of Marriage Act . The contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the contract’s death benefit and any joint-life coverage under an optional living benefit. All contract provisions relating to spousal continuation are available only to a person who meets the legally recognized definition of a “spouse”. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which did not recognize same-sex marriages for federal law purposes, even those which are recognized under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under applicable state law are recognized for federal law purposes. The Department of the Treasury, the Internal Revenue Service and the Department of Labor have determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, some uncertainty continues to remain regarding the treatment of same-sex spouses. Consult a tax adviser for more information on this subject.

Possible Tax Law Changes. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

OUR INCOME TAXES

Under current federal income tax law, as a life insurance company we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes we may incur.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These other taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes. If we charge for such taxes in the future, such charges will be imposed on all affected Policies.

RIDERS AND ENDORSEMENTS

Riders offer supplemental benefits under the Policy. Most Riders are subject to age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. We deduct any Monthly Charges for Riders from the Policy Value as part of the Monthly Charge. Riders provide fixed benefits that do not vary with the investment performance of the Separate Account. Riders may not be available in all states. Please contact us for additional information.

Overloan Protection Endorsement. This Endorsement guarantees the Policy will not Lapse if it ever becomes overloaned. The Policy becomes overloaned on the first Monthly Charge Date that all of the following conditions are satisfied.

•	The Policy has been in force for at least ten years.

•	The Attained Age of the younger Insured is at least 65.

•

Either the Policy tax test is the Cash Value Accumulation Test, or the Policy tax basis is zero. The Overloan Protection Endorsement is not currently available if the Policy tax test is the Cash Value Accumulation Test. A Policy tax basis of zero would result from withdrawals of all premiums paid for the Policy.

•

The outstanding loan divided by the Policy Value exceeds an overloan limit that may vary by Attained Age, gender, and Underwriting Class. The Owner’s Policy overloan limit is stated in the Endorsement issued on the Policy. After the Policy becomes overloaned, no premiums may be paid, no withdrawals may be taken, and no loans may be taken or repaid. The death benefit will be the minimum death benefit required for your Policy to be in compliance with federal

M Intelligent Survivorship VUL Prospectus	35

tax law. Please see the section entitled “Death Benefit” for more information on the minimum death benefit. No Monthly Charges will be deducted.

Example: For a $1,500,000 Total Face Amount Policy with the Overloan Protection Endorsement issued to male and female Insureds age 62 with preferred Underwriting Classes, the overloan limit in the 20th Policy Year is 97% of Policy Value. If the Outstanding Loan Amount exceeds 97% of the Policy Value on a Monthly Charge Date in the 20th Policy Year, and the other Endorsement conditions are satisfied, the Policy will become overloaned on that Monthly Charge Date, and the benefits and terms of the Endorsement will apply. This example illustrates how the Overloan Protection Endorsement operates and may or may not represent the terms of your Policy.

There is no monthly charge to add this Endorsement to the Policy. However, if this Policy changes to overloaned status, at that time, the Policy Value will be reduced to equal the outstanding loan and moved to a Fixed Interest Loan Account. Policy Value cannot be transferred out of this account and will receive an annual effective crediting rate of 3.00%. Policy loan interest will continue to accrue at the same 3.00% rate.

While this Endorsement is attached to the Policy, the maximum loan value of the Policy cannot exceed the Policy Value multiplied by the overloan limit.

If you are contemplating the purchase of the Policy with the Overloan Protection Endorsement, you should be aware that the tax consequences of the Overloan Protection Endorsement have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Endorsement causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Endorsement.

Policy Split Rider. This Rider allows the Owner to exchange the Policy for a new individual life insurance Policy on the life of each Insured without evidence of insurability if the Attained Age and Underwriting Class of that Insured under the original Policy are respectively no greater than 90 and no less healthy than substandard table rating H. Both Insureds must be living. There is no additional charge for this Rider.

The Owner can apply for an exchange when one of the following happens:

•

the two people insured by the policy get divorced. The marriage must be dissolved by a final divorce decree issued by a court of competent jurisdiction. You must apply for the exchange between six months and one year after the effective date of the decree.

•

a partnership between two people or a corporation with only two shareholders insured by the Policy, who are not married to each other, dissolves. Your must apply for the exchange between six months and one year after the effective date of the dissolution.

The Policy and this option must be in force, and the Policy must have a positive Cash Surrender Value on the date of the exchange.

The new Policies will be effective starting on the date of the exchange. Each new Policy will be based on the gender, age and most recent underwriting class of each Insured on the date of the exchange. We’ll issue a new Policy on a single life basis to each Insured.

The Total Face Amount of each new Policy will be equal to half of the current Total Face Amount of the Policy. The death benefit option of each new Policy will be the same as for the Policy.

Enhanced Policy Split Rider. This Rider allows the Owner to exchange the Policy for a new individual life insurance Policy on the life of each Insured without evidence of insurability if the Attained Age and Underwriting Class of that Insured under the original Policy are respectively no greater than 90 and no less healthy than substandard table rating H. Both Insureds must be living. There is no additional charge for this Rider.

The owner may exercise this option within 90 days after the day that the Federal Unlimited Marital Deduction is actually and materially reduced, as a result of the enactment of a new Federal estate tax law, which because of a material reduction, could result in an increase in the Federal estate tax liability at the first death of the two Insureds under the policy. A material reduction of the Federal Unlimited Marital Deduction is defined as one that meets at least one of the following two conditions:

•	if the Federal Marital Deduction is expressed as a percentage of the estate, the deduction is limited to 75% or less of the value of the estate; or

•	if the Federal Marital Deduction is expressed as a dollar amount, the deduction is an amount which is 75% or less of the policy Total Face Amount.

The exchange will become effective when we receive the following:

•	a request for the exchange in a form satisfactory to us

•	approval of the exchange in a form satisfactory to us from any irrevocable beneficiary(ies) or person(s) to whom this policy has been assigned

The policy and this option must be in force and the policy must have a positive cash surrender value on the date of the exchange.

Estate Protection Rider. The rider offers an additional death benefit during the first four Policy years equal to 123% of the Total Face Amount. The rider death benefit amount will automatically increase or decrease in direct proportion with the Total Face Amount of the policy. The rider is automatically included on any policy at no additional charge where: 1) the younger Insured is age 70 or younger, 2) the Total Face Amount is within certain limits, and 3) the older insured does not have an Underwriting Class with a substandard table rating of D or higher or the younger insured has an Underwriting Class without any substandard rating.

36	Prospectus M Intelligent Survivorship VUL

SALE OF THE POLICY

TC Services, a subsidiary of Teachers Insurance and Annuity Association of America (TIAA), which is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, or FINRA, is the “principal underwriter” of interests in the Policy. TC Services main offices are at 730 Third Avenue, New York, New York 10017-3206.

The Policies are distributed on a continuous basis by TC Services and broker-dealer firms through their registered representatives who are appointed as life insurance agents for us. Broker-dealer firms distributing the Policies enter into a selling agreement with us and TC Services. Included among these broker-dealers is M Holdings Securities, Inc. and its registered representatives as well as other broker- dealers with which producers of M Financial Holdings Incorporated are affiliated. For a specified period, and subject to certain conditions, the Policy will be sold only by insurance agents appointed by us who are either registered representatives of TC Services or are affiliated with insurance agencies that are stockholders of M Financial Holdings, Incorporated, and who are registered representatives of its subsidiary, M Holdings Securities, Inc., or other broker-dealers unaffiliated with M Financial Holdings, Incorporated (collectively, “broker-dealer firms”).

Broker-dealer firms that distribute or support the marketing of our Policies may be compensated by means of various compensation and incentive arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and incentive payments.” These arrangements may differ among firms, and not all broker- dealer firms will receive the same compensation and incentive payment benefits for distributing the Policy. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of the Policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealer firms determine how much of any amounts received from us is to be paid to their registered representatives and make those payments to their registered representatives. TC Services may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Owners do not pay any compensation or incentive benefits directly. These payments are made from TC Services’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from a Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed on Owners and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a Policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealer firms in the Statement of Additional Information, which is available upon request.

Standard compensation. TC Services pays compensation to broker-dealer firms for the promotion and sale of the Policies and for providing ongoing service in relation to Policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the Policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The amount and timing of commissions we may pay to broker-dealers may vary depending on the particular selling agreement. During the first ten years, commissions will not exceed 115% of the first Target Premium, plus 18% of the second and third Target Premiums, plus 10.5% of the fourth and fifth Target Premiums, plus 8.5% of the sixth through tenth Target Premiums, plus 7.5% of Premiums received above ten Target Premiums. Commissions paid after year ten will not exceed 1% of Premiums received in years eleven and thereafter.

In certain cases, commissions within the limits described above may be postponed with interest into later years. Target Premium varies based on the both Insureds’ Issue Ages, gender, rating classes, and Base Face Amount

Additional compensation and incentive payments. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“incentive payments”), either directly or through TC Services, with selected broker-dealers, which may receive, directly or indirectly, additional payments in the form of cash, other non-cash compensation or reimbursement. These arrangements may include compensation or reimbursement to a broker-dealer for: featuring the Policy in its sales system; giving us preferential access to sales staff; allowing TC Services or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force; “due diligence” examination of the Policy; sponsoring conferences, seminars, sales or training programs for invited registered representatives and other employees; travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs; seminars for the public or client seminars; advertising and sales campaigns regarding the Policy; assisting a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firm; “preferred product” treatment of the Policies in a marketing programs, which may include marketing services and increased access to sales representatives; ) sales promotions relating to the Policies; and inclusion in the financial products inventory of the broker-dealer. Additionally, we may provide: loans to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, which loans may be forgiven

M Intelligent Survivorship VUL Prospectus	37

if aggregate sales goals are met; and provide staffing or other administrative support and services to broker-dealers who distribute the Policies. We may also contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers, and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

Certain entities that are not registered as broker-dealers, including M Financial Holdings, Inc., may control access to certain selling offices and may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. We may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers that distribute the policies, and which may be affiliated with those broker-dealers. Any issues related to the servicing or administration of the Policy should be directed to our Administrative Office. Written customer complaints should be mailed to the Administrative Office.

ADDITIONAL INFORMATION

M FINANCIAL GROUP

In addition to deriving revenue through the sale of the Policy and other registered and unregistered products offered by other insurance companies, M Financial Group also derives revenue through the profits (or potentially losses) which its affiliated reinsurer, M Life Insurance Company, doing business as M Financial Re, earns under reinsurance agreements with insurers whose products are sold by M Financial Group agents and broker-dealers. M Financial Re has or will enter into a quota share modified coinsurance reinsurance agreement with the Company wherein M Financial Re will receive a quota share of the profits or losses, as the case may be, from the mortality, investment, and persistency risks it assumes, including risks on your Policy. Although the Company will not actually cede any reserves to M Financial Re, based on the terms of our reinsurance agreement, M Financial Re will earn a quota share of the investment income earned by us, or it will pay us if our investments result in losses.

Affiliates of M Financial Group also sponsor and manage certain of the Portfolios in which the Separate Account invests. See “Separate Account and Portfolios” for more information about services and revenue.

DELAYS IN PAYMENTS

We usually pay the amounts of any Surrender, partial withdrawal, Death Benefit Proceeds, loan or payments under a payment method within 7 days after we receive all applicable Acceptable Notices, and/or due proofs of death. However, we can postpone these payments if:

•	the New York Stock Exchange is closed for trading, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

•

an emergency exists, as a result of which the SEC determines that (A) the disposal of shares in an Investment Account’s corresponding Portfolio is not reasonably practicable, or (B) it is not reasonably practicable to fairly determine the value of the net assets of an Investment Account’s corresponding Portfolio; or

•	an Investment Account’s corresponding Portfolio otherwise lawfully suspends payment or redemption of its shares; or

•

you have submitted a check or draft to our Administrative Office, in which case we have the right to defer payment of Surrenders, partial withdrawals, Death Benefit Proceeds, or payments under a payment method until the check or draft has been honored.

If, pursuant to SEC rules, the TIAA-CREF Life Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, loan, Surrender, or death benefit from the TIAA-CREF Life Money Market Sub-Account until the Fund is liquidated.

We have the right to defer payment of amounts from the fixed account options for up to 6 months after receipt of Acceptable Notice, but will not defer a payment from the fixed account options that is to be applied to pay required Premiums on other policies in force with us. (We pay interest at an annual rate from the effective date of the withdrawal, Surrender or loan if we delay any fixed account options payment for 30 days or more. This annual rate will be the same rate as the fixed account options’ guaranteed crediting rate. Interest must equal $25 or more before it will accrue or be paid.)

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner’s ability to make certain transactions and thereby refuse to accept a Premium or any request for transfers, partial withdrawals, Surrenders, loans, or Death Benefit Proceeds, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.

38	Prospectus M Intelligent Survivorship VUL

STATE VARIATIONS

This prospectus provides a general description of the Policy. Policies issued in your state may provide different features and benefits from, and impose a different cost than, those described in this prospectus. Notwithstanding any state variations, all material rights and obligations under the Policy are described in the prospectus. You should read the Policy carefully for any non-material variations in your state. If you would like to review a copy of the Policy and endorsements, contact our Administrative Office.

PERFORMANCE DATA

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.

The values we illustrate for death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy, the Separate Account and the Portfolios, presenting separate sets of values based on current and guaranteed charges, but do not deduct charges for any Riders.

LEGAL PROCEEDINGS

Neither the Separate Account, the Company nor TC Services, is involved in any legal action or any pending or threatened lawsuits that it believes will have a materially adverse impact on it or on the Separate Account.

FINANCIAL STATEMENTS

Our financial statements are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.

OTHER INFORMATION

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third party service provides may adversely affect us and your contract value. For instance, cyber-attacks may: interfere with our processing of contract transactions, including the processing orders from our website or with the underlying funds; affect our ability to calculate unit values; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract that result from cyber-attacks or information security breaches in the future.

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Policy Owners, Insureds, Beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Policy Owners are urged to keep their own, as well as their Insureds’, Beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. Such updates should be communicated in writing to TIAA-CREF Life Insurance Company, P.O. Box 1258, Charlotte, North Carolina 28201-1258; by calling us between the hours of 8:30 a.m. and 5:30 p.m. Eastern Time, Monday-Friday at 855 809-8333; or 24 hours a day via our website www.tiaa-cref.org.

GLOSSARY

Acceptable Notice or Request  The notice or request you must deliver to us at our Administrative Office to request or exercise your rights as Owner under the Policy. To be complete, each such notice or request must: (1) be in a form we accept; (2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified (including your Policy number, your full name, the full name of the Insured(s), and your current address); and (3) be received at our Administrative Office.

Administrative Office  The office you must contact to exercise any of your rights under the Policy. You should send all payments and requests to: TIAA-CREF Life Insurance Company, Administrative Office, P.O. Box 1258, Charlotte, North Carolina, 28201-1258; Telephone: 855 809-8333.

Advisory Fee  An amount that is withdrawn from the Policy Value to pay a registered investment adviser who has an agreement with you. This fee is not charged by the Separate Account or the Company and does not refer to any investment advisory fees paid by the Portfolios underlying the Investment Options. A withdrawal to pay Advisory Fees (like any other partial withdrawal) may have tax consequences. A tax adviser should be consulted about these consequences.

M Intelligent Survivorship VUL Prospectus	39

Attained Age  A person’s age on his or her nearest birthday to the Policy Date, plus the number of full Policy Years completed since the Policy Date. We increase “Attained Age” by one year on each Policy Anniversary.

Administrative Expense Charge  A Monthly Charge to help cover our costs of issuing and administering the Policy, and for such activities as processing claims, maintaining records and communicating with you.

Asset Based Risk Charge  A Monthly Charge deducted from your Policy Value to compensate us for certain risks we assume, and for certain expenses we incur.

Base Face Amount (BFA)  Along with any Supplemental Face Amount, part of the Total Face Amount of insurance coverage applied for. The BFA may be increased or decreased. Increases occurring at different times create separate layers that may have differing applicable charges and requirements.

Beneficiary  The person(s) you select to receive the Death Benefit Proceeds from the Policy.

Business Day  Any day that the New York Stock Exchange or its successor is open for trading. It usually ends at 4:00 PM Eastern Time or when trading closes on the New York Stock Exchange or its successor, whichever is earlier. If we receive your payment or request after the end of a Business Day, we’ll process it as of the end of the next Business Day. Certain restrictions may apply with respect to particular Portfolios.

Cash Surrender Value  The amount we pay when you Surrender your Policy. It is equal to the Policy Value less any Outstanding Loan Amount.

Cash Value Accumulation Test  One of the two alternative tests under the Code to analyze whether a Policy qualifies as a life insurance contract that is eligible for special tax treatment under the Code.

Code  The Internal Revenue Code of 1986, as amended.

Cost of Insurance  A Monthly Charge deducted from your Policy Value to compensate us for providing the death benefit.

Company (We, Us, Our)  TIAA-CREF Life Insurance Company.

Death Benefit Proceeds  The amount we pay to your Beneficiaries when we receive satisfactory proof of the death of both Insureds. The amount equals the death benefit under the death benefit option you’ve chosen, minus any Outstanding Loan Amount and any overdue Monthly Charges.

Enhanced Fixed Account  An Investment Option that is within our general account. Policy Value allocated to the Enhanced Fixed Account earns interest at a rate no less than the contractually guaranteed minimum rate.

Final Policy Date  The date the younger Insured reaches Attained Age 120. After the Final Policy Date, the death benefit under any option continues until the Last Surviving Insured’s death, Policy Lapse, or Surrender. The Supplemental Face Amount terminates at the Final Policy Date.

Fixed Account  An Investment Option that is within our general account. Policy Value allocated to the Fixed Account earns interest at a rate that will never be lower than the contractually guaranteed minimum rate.

Fixed Interest Account  The portion of our General Account where Policy Value is transferred if your Policy changes to overloaned status and receives a stipulated rate of 3.00% interest.

General Account  All of TIAA-CREF Life’s assets other than those allocated to the Separate Account or to any other TIAA-CREF Life Separate Account.

Grace Period  The period after which a Policy will Lapse if you do not make a sufficient payment. The Grace Period is 61 days.

Guideline Premium Test  One of the two alternative tests under the Code to analyze whether a Policy qualifies as a life insurance contract that is eligible for special tax treatment under the Code.

Insured  A person whose life is insured by the Policy.

Investment Accounts  Each Investment Account is a sub- account of the Separate Account and invests its assets in shares of a corresponding Portfolio.

Investment Options  The options you can choose from when you’re allocating Net Premiums under the Policy. The Investment Options for the Policy include the Investment Accounts and the fixed account options.

Issue Age  An Insured’s age as of his or her nearest birthday to the Policy Date.

Issue Date  The date on which the Policy is issued at our Administrative Office. This date is used to measure suicide and contestable periods.

Lapse  When your Policy terminates without value after a Grace Period and the No-Lapse Guarantee Period is no longer in effect. You may reinstate a Lapsed Policy, subject to certain conditions.

Last Surviving Insured  The Last Surviving Insured to die under a last survivor Policy.

Loan Account  The account within our general account to which we transfer Policy Value from the Investment Options as collateral when you take out a Policy loan.

MEC  A Modified Endowment Contract, which is a special kind of life insurance policy as defined under the Code. A MEC doesn’t receive the same tax advantages as other life insurance policies.

Monthly Charge  This is the monthly amount we deduct from the Policy Value on each Monthly Charge Date. The Monthly Charge includes the policy fee, Administrative Expense Charges, Asset Based Risk Charge, cost of insurance charge and charges for any Riders.

Monthly Charge Date  The day we deduct the Monthly Charge from your Policy Value. It’s the same date of each calendar month as the Policy Date, or it’s the last day of the month if that comes first.

40	Prospectus M Intelligent Survivorship VUL

Net Amount at Risk  The Net Amount at Risk is equal to the death benefit on the Monthly Charge Date divided by 1.00246627; minus the Policy Value on the Monthly Charge Date.

Net Premium  The portion of a Premium payment allocated to the Investment Options. It equals the Premium less the Premium Expense Charge.

Outstanding Loan Amount  The amount in the Loan Account plus any unpaid and accrued interest you owe.

Owner (You, Your)  The person or entity with an interest or title to the Policy.

Policy  A legal life insurance contract between the Owner and TIAA-CREF Life Insurance Company.

Policy Anniversary  The same date of each calendar year as the Policy Date. If the Policy Date is February 29th and the current calendar year is not a leap year, the Policy Anniversary will be February 28th.

Policy Date  The effective date of the Policy as set forth in the Policy. The Policy Date is used to determine Monthly Charge Dates and Policy Years. The Policy Date is generally the same as the Issue Date but, subject to state approval, may be another date agreed upon by us and the proposed Owner.

Policy Fee  A Monthly Charge deducted from your Policy Value to help cover our costs of issuing and administering the Policy and for such activities as processing claims, maintaining records and communicating with you.

Policy Value  The sum of your Policy’s values in the Investment Accounts, the fixed account options, and the Loan Account.

Policy Year  A year that starts on the Policy Date or on a Policy Anniversary.

Portfolio  A series of an investment company that is registered with the Securities and Exchange Commission in which an Investment Account is invested. The Policy allows you to invest in the Separate Account that invests in series of investment companies that are listed on the front page of this prospectus.

Premiums  All payments you make under the Policy other than repayments of Outstanding Loan Amounts.

Premium Expense Charge  A charge deducted from each Premium payment to reimburse us for certain Federal, State and municipal taxes and to defray sales costs.

Rider  An amendment, addition, benefit or endorsement to the Policy that changes the terms of the Policy by: (1) expanding Policy benefits; (2) restricting Policy benefits; or (3) excluding certain conditions from the Policy’s coverage. A Rider that is added to the Policy becomes part of the Policy.

Right to Cancel Period  The period shown on your Policy’s cover page during which you may examine and return the Policy to us at our Administrative Office and receive a refund. The length of the Right to Cancel Period varies by state.

Separate Account  TIAA-CREF Life Separate Account VLI-2. The Separate Account is divided into Investment Accounts, each of which invests in shares of a corresponding Portfolio.

Supplemental Face Amount  The amount of supplemental term insurance coverage you request. The SFA may be increased or decreased. Increases issued at different times create separate layers that may have differing applicable charges and requirements.

Surrender  To cancel the Policy by Acceptable Request from the Owner or the Owner’s assignee and return the Policy to us at our Administrative Office.

Target Premium or Targets  The amount of premium used to determine the amount of commissions paid by the Company to the selling broker-dealer. Target Premiums vary by gender, Issue Ages, and Underwriting Classes of the Insureds and Base Face Amount. Target Premium is shown in the illustration for the Owner’s Policy.

Total Face Amount  A combination of the Base Face Amount and any Supplemental Face Amount of insurance coverage that you request, including any layers of BSA and SFA added after issue. The Total Face Amount may be increased or decreased after issue through increases or decreases of the Base Face Amount and/or the Supplemental Face Amount, subject to certain conditions. The Total Face Amount may be affected by any accelerated death benefit payments, changes in death benefit options, and partial withdrawals. The Total Face Amount is a factor in determining the death benefit and certain charges.

Underwriting Class  A class we assign to each Insured and use to calculate cost of insurance charges. Classes are based on health, tobacco use, and other non-medical factors. The classes are: super preferred non-tobacco, preferred non-tobacco, standard non-tobacco, preferred tobacco, and standard tobacco. There are also various substandard non-tobacco and substandard tobacco classes. These classes may include any flat or temporary extra mortality charges.

Unit  A unit of measure used to calculate the amount of Policy Value in any Investment Account.

M Intelligent Survivorship VUL Prospectus	41

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	Additional Policy Information
B-2	The Policy
B-2	Our Right to Contest the Policy
B-2	Policy Cost Factors
B-3	Additional Ownership Rights
B-3	Additional Information on Dollar Cost Averaging
B-4	Suicide Exclusion
B-4	Misstatement of Age or Sex
B-4	Policy Termination
B-4	Additional Information on Sales of the Policies
B-4	Illustrations
B-5	Performance Data
B-5	Total Returns
B-6	Additional Information
B-6	Legal Developments Regarding Unisex Actuarial Tables
B-6	Reports to Owners
B-7	Safekeeping of Account Assets
B-7	Records
B-7	Legal Matters
B-7	Experts
B-7	Additional Information about the Company
B-8	Additional Information about the Separate Account
B-8	Management-Related Service Contracts
B-8	Potential Conflicts of Interest
B-8	Other Information
B-8	Financial Statements
B-9	Index to Financial Statements

42	Prospectus M Intelligent Survivorship VUL

For more information about M Intelligent Survivorship VUL

How to Reach Us

TIAA-CREF Website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa-cref.org

24 hours a day, 7 days a week

Administrative Office

855 809-8333

8:30 a.m. to 5:30 p.m. ET, Monday–Friday

To learn more about the Policy, you should read the Statement of Additional Information (“SAI”) dated the same date as this prospectus. The SAI contains more detailed information about the Policy than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of the prospectus. The table of contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefit Proceeds, Cash Surrender Values, and Policy Values, or to request other information about the Policy, please call or write to us at our Administrative Office 855 809-8333.

The SAI has been filed with the SEC. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Policy and us. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202 942-8090.

Investment Company Act of 1940

Registration File No. 811-22659.

A13724

5/15

Statement of Additional Information

M Intelligent Survivorship VUL

Flexible Premium Last Survivor Variable Universal

Life Insurance Policy

TIAA-CREF Life Separate Account VLI-2

TIAA-CREF Life Insurance Company

MAY 1, 2015

This Statement of Additional Information (“SAI”) contains additional information regarding an individual flexible premium last survivor variable universal life insurance policy (the “Policy”) offered by TIAA-CREF Life Insurance Company (the “Company” or “TIAA-CREF Life”). We issue the Policy on a last survivor basis. This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2015 and the prospectuses for the mutual funds that serve as Investment Options for the Policy. You may obtain a copy of these prospectuses at no charge by writing us at: TIAA-CREF Life Insurance Company, P.O. Box 1258 Charlotte, NC 28201-1258 or calling us toll-free at 855 809-8333. In addition, if you receive a summary prospectus for any fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

Table of contents for the statement of additional information

Additional Policy Information

The policy

The Policy, application(s), Policy schedule pages, and any Riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are true to the best knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

Our right to contest the policy

In issuing the Policy, we rely on all statements made by or for you and/or an Insured in the application or in a supplemental application. Therefore, we may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).

However, we will not contest the Policy after the Policy has been in force during the lifetime of the Insureds for 2 years from the Issue Date, except for nonpayment of Premium. Likewise, we will not contest any Policy change that requires evidence of insurability, or any reinstatement of the Policy, after such change or reinstatement has been in effect during the lifetime of the Insureds for 2 years. However, if we issue the Policy as a result of a conversion option from term insurance, we will measure the contestable period from the Issue Date of the term policy.

If your Policy Lapses and we reinstate it, we have the right to contest the validity of your Policy for two years from the date that it was reinstated. Once your reinstated Policy has been in force for two years from the reinstatement date during the lifetime of the Insureds, we generally lose the right to contest its validity.

If you change the Death Benefit Option, we will not contest the amount of any increase in the death benefit due to such change after such change has been in force during the lifetime of the Insureds for 2 years from the date the change takes effect. If Total Face Amount has been increased subject to evidence of insurability, we will not contest such increase after it has been in force during the lifetime of the Insureds for 2 years from the date the increase takes effect. If we successfully contest a change of the Death Benefit Option or an increase in Face Amount subject to evidence of insurability, the death benefit will be what would have been payable had such change or increase not taken effect. We will refund to your Policy Value any additional cost of insurance, Policy fee, and Rider charges associated with such increase or change.

Policy cost factors

We may change monthly cost of insurance rates, policy fees, Administrative Expense Charges, Premium Expense Charges, Asset Based Risk Charges, and any Rider charges. Any change will be determined in accordance with the procedures and standards on file with the insurance department of the state in which this Policy is delivered. Any changes in Policy cost factors will be based on changes in future expectations for (1) mortality; (2) expenses; (3) persistency; (4) investment earnings; (5) federal taxes; (6) state or local taxes, and (7) assets we are required to set aside to maintain adequate reserves and surplus to cover our liabilities.

Changes in Policy cost factors will be determined prospectively, will not occur because of a change in either Insured’s health or occupation, and will not be made to recoup any prior losses. We will not change Policy cost factors more frequently than once a month. We will review the Policy for a class of Insureds to determine whether an adjustment in Policy cost factors should be made at least once a year for interest and at least once every five Policy Years for other Policy cost factors.

B-2	Statement of Additional Information ■ M Intelligent Survivorship VUL

Additional ownership rights

You, as the Owner, may exercise certain rights under the Policy, including the following:

Selecting and changing the beneficiary

•	You designate the Beneficiary the person to receive the Death Benefit Proceeds when the Last Surviving Insured dies in the application.

•	There are two Beneficiary classes—primary and contingent. You may designate more than one Beneficiary in a class. If you designate more than one primary Beneficiary, then each primary Beneficiary that survives the Last Surviving Insured shares equally in any Death Benefit Proceeds unless you instruct us otherwise in an Acceptable Notice.

•	If no primary Beneficiaries survive the Last Surviving Insured, then all those named as contingent Beneficiaries who are still alive will receive an equal portion of the Death Benefit Proceeds, unless you instruct us otherwise in an Acceptable Notice.

•	If there is not a designated Beneficiary surviving at the death of the Last Surviving Insured, we will pay the Death Benefit Proceeds in a lump sum to you, if living, or to your estate.

•	You may also designate a Beneficiary as revocable or irrevocable. The consent of any irrevocable Beneficiary is needed to exercise any Policy rights except changing the amount or timing of Premiums, reinstating the Policy, changing Premium allocations, and transferring among Investment Options.

•	You can change a revocable Beneficiary by providing us with Acceptable Notice while the Last Surviving Insured is alive.

•	The change in revocable Beneficiary is effective as of the date you complete an Acceptable Notice, regardless of whether the Last Surviving Insured is alive when we receive the notice.

•	We are not liable for any payment or other actions we take based on existing Beneficiary designations before we receive your Acceptable Notice.

•	A Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.

Changing the owner

•	You may change the Owner by providing an Acceptable Notice to us at any time while the Last Surviving Insured is alive. If you change the Owner, your ownership rights terminate and the new Owner will be entitled to all rights available under the Policy.

•	The change in Owner is effective as of the date you complete an Acceptable Notice, regardless of whether the Last Surviving Insured is alive when we receive the request.

•	We are not liable for any payment or other actions we take before we receive your Acceptable Notice.

•	Changing the Owner does not automatically change the Beneficiary or the Insureds.

•	Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Assigning the policy

•	You may assign Policy rights while an Insured is alive by submitting an Acceptable Notice to us. You retain any ownership rights that are not assigned.

•	An absolute assignment of the Policy will cause the assignee to become the Owner. A collateral assignment will not cause a change of ownership. However, your interests and the interests of any Beneficiary or other person will be subject to any collateral assignment.

•	Assignments are subject to any outstanding policy loan.

•	We are not:

•	bound by any assignment unless we receive an Acceptable Notice of the assignment;

•	responsible for the validity of any assignment or determining the extent of an assignee’s interest; or

•	liable for any payment we make before we receive Acceptable Notice of the assignment.

•	We reserve the right to reject assignments that we reasonably believe are intended to develop a secondary market for the policy, such as selling the policy to a ‘factoring company’ that pays a discounted lump sum in return for assignments of future death benefits.

•	Assigning the Policy may have tax consequences. You should consult a tax adviser before assigning the Policy.

Additional information on dollar cost averaging

You also decide how many scheduled transfers to make from a fixed account option or Money Market Account to one or more other Investment Accounts (although we may require a minimum number of transfers to participate in the program). If you don’t determine the number of transfers, transfers will be made until there is no Policy Value remaining in a fixed account option or Money Market Account. We won’t charge you for any transfers made under the dollar cost averaging program. We reserve the right to only allow you to start one dollar cost averaging program in any Policy Year.

You will receive confirmations of transfers made under the dollar cost averaging program. You are responsible for reviewing the confirmations to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is not considered a transfer for purposes of assessing any transfer fee.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-3

We may modify, suspend, or discontinue the dollar cost averaging program at any time, which may include specifying a minimum number of transfers you will need to specify in order to a participate in the program. We will give you at least 30 days’ notice if we discontinue the program.

Suicide exclusion

If either Insured commits suicide within 2 years of the Issue Date (may be different in some states), the Policy will terminate and our liability will be limited to an amount equal to the Premiums paid, less any Outstanding Loan Amounts, and less any partial withdrawals previously paid. However, if the Policy is issued as a result of a conversion option from term insurance, the suicide period will be measured from the Issue Date of the term policy.

If either Insured commits suicide within 2 years from the effective date of any increase in Face Amount or Death Benefit Option change for which evidence of insurability had been provided, the Policy will terminate and our liability will be limited to the death benefit that would have been payable had the increase or change not taken effect. We will also refund to your Policy Value any additional cost of insurance, Policy fee, and Rider charges associated with such increase or change.

Misstatement of age or sex

If either Insured’s age or, in most states, gender was stated incorrectly in the application and we discover such misstatement after the death of the Last Surviving Insured, the amount of death benefit will be that which would be purchased by the most recent deduction for the cost of insurance charge at the correct age or gender. The amount of death benefit for any Riders will be that which would be purchased by the most recent deduction for Rider charges at the correct age or gender. However, in most states, if we discover such misstatement while either Insured is living, we will retroactively adjust the Policy Value to reflect the Monthly Charges that should have been made for the correct age or gender of the Insured.

Policy termination

Your Policy will terminate on the earliest of:

•	the end of the Grace Period without a sufficient payment;

•	the date the Last Surviving Insured dies;

•	the effective date of the exchange of this Policy for a paid-up life insurance policy, if available;

•	the date this Policy is exchanged for another life insurance or annuity policy; or

•	the date you Surrender the Policy.

Additional information on sales of the policies

TIAA-CREF Individual & Institutional Services, LLC (“TC Services”) is responsible for distributing the Policies pursuant to a distribution agreement with us. TC Services may be considered the “principal underwriter” of interests in the Policy. TC Services, a Delaware corporation, is located at 730 Third Avenue, New York, New York 10017-3206. TC Services is a subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TC Services is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of FINRA.

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

The Policies are distributed by TC Services and broker-dealer firms through their registered representatives who are appointed as life insurance agents for us. Broker-dealer firms distributing the Policies enter into a selling agreement with us and TC Services. Included among these broker-dealers is M Holdings Securities, Inc. and its registered representatives as well as other broker-dealers with which producers of M Financial Holdings Incorporated are affiliated. For a specified period, and subject to certain conditions, the Policy will be sold only by insurance agents appointed by us who are either registered representatives of TC Services or are affiliated with insurance agencies that are stockholders of M Financial Holdings, Incorporated, and who are registered representatives of its subsidiary, M Holdings Securities, Inc., or other broker-dealers unaffiliated with M Financial Holdings, Incorporated. We pay TC Services a fee from our general account assets for sales of all Policies in the Separate Account. During fiscal year 2014, we paid TC Services $16,649,654 (which includes $14,346,448 paid to selling broker-dealers by TC Services). We intend to recoup payments made to TC Services through fees and charges imposed under the Policy.

Illustrations

We may provide illustrations for death benefit, Policy Value, and Cash Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for hypothetical people. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Policy Value will depend on factors such as the amounts you allocate to particular Investment Options, the amounts deducted for the Policy’s Monthly Charges, the underlying Portfolios’ expense ratios, and your Policy loan and partial withdrawal history.

B-4	Statement of Additional Information ■ M Intelligent Survivorship VUL

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed Insureds’ ages and Underwriting Classes, Total Face Amount, the death benefit option, planned Premiums, and Riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a Policy Year.

Performance data

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio or corresponding Investment Account since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.

The values we illustrate for death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account, and the Portfolios. We have not deducted charges for any Riders. These charges would lower the performance figures significantly if reflected.

During extended periods of low interest rates, the yields of any Investment Account investing in a money market Portfolio may also become extremely low and possibly negative, particularly after the deduction of Policy and Separate Account charges.

From time to time, we may advertise yields, effective yields, and total returns for the Investment Accounts. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the Investment Accounts in comparison to certain performance rankings and indices. Effective yields and total returns for an Investment Account are based on the investment performance of the corresponding Portfolio. Portfolio expenses influence Portfolio performance.

In advertising and sales literature, the performance of each Investment Account may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Investment Accounts. Lipper Analytical Services, Inc. (“Lipper”) and Morningstar Annuity Research Center (“MARC” formerly “VARDS”) are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and MARC each rank these issues on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the Separate Account level into consideration. In addition, MARC prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and MARC, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature for the Policies may also compare the performance of the Investment Accounts to the Standard & Poor’s Composite Index of 500 Common Stocks, the Morgan Stanley EAFE® Index, the Russell 1000® Index, the Russell 2000® Index, and the Dow Jones Indices, all widely used measures of stock market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any “deduction” for the expense of operating or managing an investment Portfolio.

Advertising and sales literature for the Policies may also contain information on the effect of tax deferred compounding on Investment Account investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison of various points in time of the return from an investment in a Policy (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. All income and capital gains derived from Investment Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio in which an Investment Account invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations that illustrate variations of the death benefit, Policy Values, and Cash Surrender Values under your Policy.

Total returns

The total return of an Investment Account refers to return quotations assuming an investment under a Policy has been held in the Investment Account for various periods of time including, but not limited to, a period measured from the date the Investment Account commenced operations. For periods prior to the date an Investment Account commenced operations, performance information for Policies funded by that Investment Account may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Investment Account was in existence for the same periods as those indicated for the Portfolio, with the current level of Policy charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-5

investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Investment Account from the beginning date of the measuring period to the end of that period.

Until an Investment Account has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the Investment Account’s inception. When an Investment Account has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Investment Accounts may include information for the period before any Policies were registered under the Securities Act of 1933, from the inception of the Investment Accounts, with the level of Policy charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses. However, charges such as the monthly cost of insurance charge, monthly Administrative Expense Charge, Asset Based Risk Charge, and policy fee (which are based on factors, such as gender, Issue Ages, Underwriting Classes, Policy Year, Policy Value, death benefit option, and Total Face Amount, and which therefore vary with each Policy) (“Non-Common Charges”) are not reflected in average annual total returns, nor is the Premium Expense Charge. If Non-Common Charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Policy, performance data for the Investment Accounts will be lower than performance data for their corresponding Portfolios. The performance of an Investment Account will be affected by expense reimbursements and fee waivers applicable to their corresponding Portfolios. Without these reimbursements and waivers, performance would be lower. Each of the Portfolios has provided all performance information, including the Portfolio total value information used to calculate the total returns of the Investment Accounts for periods prior to the inception of the Investment Accounts.

Performance for any given past period is not an indication or representation of future performance. The performance of each Investment Account will fluctuate on a daily basis.

Additional information

Legal developments regarding unisex actuarial tables

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of gender-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of gender-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states that require “unisex” policies (currently Montana), are based upon actuarial tables that distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy.

Reports to owners

At least once each year, we will send you a report showing the following information as of the end of the report period:

•	the current Policy Value

•	the current BFA and any SFA

•	the current Cash Surrender Value

•	the current Death Benefit Proceeds

•	the current Outstanding Loan Amounts

•	the current interest rates applicable to the fixed account options and Loan Account

•	any activity since the last report (e.g., Premiums paid, partial withdrawals, charges and deductions)

•	any other information required by law.

We currently send these reports within 45 days of each Policy Anniversary. In addition, we may send you a quarterly statement and will send you confirmation statements reflecting the status of the Policy following certain transactions, including the transfer of amounts from one Investment Option to another, the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any Premiums. Scheduled transactions such as Monthly Charges will not generate a confirmation but will be reported on your periodic statements.

We can prepare a similar report for you at other times for a reasonable fee. We may limit the scope and frequency of these requested reports. We will also send you annual and semi-annual reports containing the financial statements of each Portfolio in which you are invested through an Investment Account.

B-6	Statement of Additional Information ■ M Intelligent Survivorship VUL

Safekeeping of account assets

We hold the Separate Account’s assets physically segregated and apart from the general account. We maintain records of all purchases and sales of Portfolio shares by each of the Investment Accounts.

Records

We will maintain all records relating to the Separate Account and the Fixed Account at the Company’s offices, 730 Third Avenue, New York, New York 10017.

Legal matters

All matters of applicable state and federal law pertaining to the contracts, including TIAA-CREF Life’s right to issue the contracts, have been passed upon by Meredith Kornreich, General Counsel of TIAA-CREF Life.

EXPERTS

PricewaterhouseCoopers LLP is the independent registered public accounting firm for the TIAA-CREF Life Separate Account VLI-2. PricewaterhouseCoopers LLP is also the independent auditor of TIAA-CREF Life Insurance Company and Teachers Insurance and Annuity Association of America.

Separate Account Financial Statements

The financial statements of TIAA-CREF Life Separate Account VLI-2 as of December 31, 2014 and for each of the periods indicated therein included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, located at 100 East Pratt Street, Suite 1900, Baltimore, MD 21202 given on the authority of said firm as experts in auditing and accounting.

TIAA-CREF Life Insurance Company Statutory Basis Financial Statements

The statutory basis financial statements as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent auditor, located at 300 Madison Avenue, New York, New York 10017, given on the authority of said firm as experts in auditing and accounting.

Teachers Insurance and Annuity Association of America Statutory Basis Financial Statements

The statutory basis financial statements as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent auditor, located at 300 Madison Avenue, New York, New York 10017, given on the authority of said firm as experts in auditing and accounting.

Additional information about the company

We are a stock life insurance company incorporated under the laws of the State of New York on November 20, 1996. We are a wholly owned subsidiary of TIAA.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952.

Together, TIAA and CREF, serving approximately 5 million people, form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. Neither TIAA nor CREF stands behind our guarantees with respect to the Policies.

We have a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that we will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain our capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain our financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any of our contract owners with recourse to TIAA.

We are subject to regulation by the New York Department of Financial Services (“Department”), as well as by the insurance departments of all other states and jurisdictions in which we do business. We established the Separate Account to support the Investment Accounts under the Policy and under other variable life insurance policies we may issue. Our general account supports the fixed account options and the Loan Account under the Policy. We are engaged in the business of issuing life insurance policies and annuity contracts, and we are currently licensed to do business in 50 states and the District of Columbia.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-7

We submit annual statements on our operations and finances to insurance officials in all states and jurisdictions in which we do business. To the extent required, we have filed the Policy described in this prospectus with insurance officials in those jurisdictions in which the Policy is sold.

We intend to reinsure a portion of the risks assumed under the Policies with M Financial Life Insurance Company.

Additional information about the separate account

We established the TIAA-CREF Life Separate Account VLI-2 as a separate investment account under New York law on November 15, 2011. It is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. As part of the Company, the Separate Account is also subject to regulation by the Department and the insurance departments of some other jurisdictions in which the Policy is offered.

Management-related service contracts

Pursuant to an administrative service agreement with our parent company, TIAA, McCamish Systems LLC, a Georgia Limited Liability Company, provides product administration to TIAA-CREF Life. We also have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the Separate Account. TIAA-CREF Life on behalf of the Separate Account has entered an agreement whereby JPMorgan will provide certain custodial settlement and other associated services to the Separate Account.

McCamish Systems LLC is located at 6425 Powers Ferry Road Suite 300, Atlanta, GA 30339. For 2014, 2013 and 2012, TIAA-CREF Life provided total compensation for product administrative services of $8,868,827, $12,106,765 and $12,281,977 for all life insurance and non-qualified annuities product administration. State Street Bank and Trust Company is located at One Lincoln Street, Boston, Massachusetts, 02111. For 2014, 2013 and 2012, TIAA-CREF Life paid custody fees of $228,750, $235,475 and $142,187. JP Morgan is located at One Beacon Street, Floor 19, Boston, MA 02108. For 2014, and 2013, TIAA-CREF Life provided total compensation for trade settlement services of $15,796, and $34,270.

Potential conflicts of interest

In addition to the Separate Account, the Portfolios may sell shares to other separate accounts of the Company to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios simultaneously.

Other information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

Financial statements

Audited financial statements of the Separate Account, TIAA-CREF Life and TIAA follow.

TIAA-CREF Life’s financial statements should be considered only as bearing upon TIAA-CREF Life’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. TIAA financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the financial support agreement with TIAA-CREF Life. They should not be considered as bearing on the ability of TIAA-CREF Life’s ability to meet its obligations under the Contracts nor on the investment performance of the assets held in the Separate Account.

B-8	Statement of Additional Information ■ M Intelligent Survivorship VUL

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-9

Report of independent registered public accounting firm

To the Contractowners of TIAA-CREF Life Separate Account VLI-2 and the Board of Directors of TIAA-CREF Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 4 of TIAA-CREF Life Separate Account VLI-2 at December 31, 2014, the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of TIAA-CREF Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying investee mutual fund shares at December 31, 2014 by correspondence with the transfer agent of the investee mutual funds or the investee mutual funds directly, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 27, 2015

B-10	Statement of Additional Information ■ M Intelligent Survivorship VUL

Statements of assets and liabilities TIAA-CREF Life Separate Account VLI-2 ■ December 31, 2014

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account
ASSETS
Investments, at value	$84,403	$309,031	$754,900	$1,190,455	$1,626,537
Total assets	$84,403	$309,031	$754,900	$1,190,455	$1,626,537

NET ASSETS—Accumulation fund	$84,403	$309,031	$754,900	$1,190,455	$1,626,537

Investments, at cost	$84,809	$310,096	$705,753	$1,176,040	$1,743,258
Shares held in corresponding Funds	8,077	12,100	27,928	31,712	88,882

UNIT VALUE	$26.33	$27.15	$39.44	$38.16	$32.15

Statements of operations

TIAA-CREF Life Separate Account VLI-2  ■  For the period or year ended December 31, 2014

	TIAA-CREF Life Balanced Sub-Account(w)	TIAA-CREF Life Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account
INVESTMENT INCOME
Dividends	$2,109	$3,714	$2,112	$10,591	$22,078
Net investment income (loss)	2,109	3,714	2,112	10,591	22,078

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	22	1,767	20,368	6,602	10,891
Capital gain distributions	16	1,431	57,393	88,037	—
Net realized gain (loss)	38	3,198	77,761	94,639	10,891
Net change in unrealized appreciation (depreciation) on investments	(406)	2,972	(13,247)	(741)	(151,404)
Net realized and unrealized gain (loss) on investments	(368)	6,170	64,514	93,898	(140,513)
Net increase (decrease) in net assets from operations	$1,741	$9,884	$66,626	$104,489	$(118,435)

(w)	For the period March 28, 2014 (commencement of operations) to December 31, 2014.

See notes to financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-11

Statements of assets and liabilities

TIAA-CREF Life Separate Account VLI-2  ■  December 31, 2014

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account
ASSETS
Investments, at value	$520,088	$7,351,647	$367,564	$514,268	$372,363
Total assets	$520,088	$7,351,647	$367,564	$514,268	$372,363

NET ASSETS—Accumulation fund	$520,088	$7,351,647	$367,564	$514,268	$372,363

Investments, at cost	$509,720	$7,351,647	$335,252	$566,516	$346,057
Shares held in corresponding Funds	14,133	7,351,647	10,032	15,319	9,629

UNIT VALUE	$38.55	$25.01	$33.82	$38.34	$38.18

Statements of operations

TIAA-CREF Life Separate Account VLI-2  ■  For the period or year ended December 31, 2014

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account
INVESTMENT INCOME
Dividends	$8,768	$—	$5,474	$3,587	$6,583
Net investment income (loss)	8,768	—	5,474	3,587	6,583

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	13,420	—	1,365	3,392	776
Capital gain distributions	31,787	—	5,046	65,389	9,337
Net realized gain (loss)	45,207	—	6,411	68,781	10,113
Net change in unrealized appreciation (depreciation) on investments	(10,625)	—	55,016	(47,004)	20,665
Net realized and unrealized gain (loss) on investments	34,582	—	61,427	21,777	30,778
Net increase (decrease) in net assets from operations	$43,350	$—	$66,901	$25,364	$37,361

B-12	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to financial statements

continued

	TIAA-CREF Life Stock Index Sub-Account	Delaware VIP Diversified Income Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series-Standard Class Sub-Account	DFA VA Global Bond Portfolio Sub-Account	DFA VA Global Moderate Allocation Portfolio Sub-Account
ASSETS
Investments, at value	$3,071,457	$1,099	$1,289,366	$194,221	$2,925,864
Total assets	$3,071,457	$1,099	$1,289,366	$194,221	$2,925,864

NET ASSETS—Accumulation fund	$3,071,457	$1,099	$1,289,366	$194,221	$2,925,864

Investments, at cost	$3,003,799	$1,099	$1,214,695	$196,155	$2,968,065
Shares held in corresponding Funds	67,609	101	32,050	18,135	262,645

UNIT VALUE	$38.75	$25.05	$36.32	$26.36	$26.48

	TIAA-CREF Life Stock Index Sub-Account	Delaware VIP Diversified Income Series— Standard Class Sub-Account(y)	Delaware VIP Small Cap Value Series-Standard Class Sub-Account	DFA VA Global Bond Portfolio Sub-Account	DFA VA Global Moderate Allocation Portfolio Sub-Account(x)
INVESTMENT INCOME
Dividends	$53,997	$—	$5,373	$4,090	$43,456
Net investment income (loss)	53,997	—	5,373	4,090	43,456

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	155,935	—	10,266	73	476
Capital gain distributions	7,250	—	82,762	305	11,037
Net realized gain (loss)	163,185	—	93,028	378	11,513
Net change in unrealized appreciation (depreciation) on investments	22,067	—	(41,301)	(1,737)	(42,201)
Net realized and unrealized gain (loss) on investments	185,252	—	51,727	(1,359)	(30,688)
Net increase (decrease) in net assets from operations	$239,249	$—	$57,100	$2,731	$12,768

(x)	For the period May 21, 2014 (commencement of operations) to December 31, 2014.
(y)	For the period December 31, 2014 (commencement of operations).

See notes to financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-13

Statements of assets and liabilities

TIAA-CREF Life Separate Account VLI-2  ■  December 31, 2014

	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account	DFA VA US Targeted Value Portfolio Sub-Account

ASSETS
Investments, at value	$952,069	$2,509,100	$1,423,414	$2,209,923	$921,796
Total assets	$952,069	$2,509,100	$1,423,414	$2,209,923	$921,796

NET ASSETS—Accumulation fund	$952,069	$2,509,100	$1,423,414	$2,209,923	$921,796

Investments, at cost	$1,051,379	$2,773,485	$1,427,628	$2,163,304	$949,542
Shares held in corresponding Funds	86,082	213,905	139,825	96,209	50,509

UNIT VALUE	$31.47	$30.69	$25.19	$41.86	$40.72

Statements of operations

TIAA-CREF Life Separate Account VLI-2  ■  For the period or year ended December 31, 2014

	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account	DFA VA US Targeted Value Portfolio Sub-Account

INVESTMENT INCOME
Dividends	$18,813	$99,616	$2,679	$37,784	$7,827
Net investment income (loss)	18,813	99,616	2,679	37,784	7,827

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	52,505	41,659	26	35,423	29,127
Capital gain distributions	18,841	—	806	37,717	41,375
Net realized gain (loss)	71,346	41,659	832	73,140	70,502
Net change in unrealized appreciation (depreciation) on investments	(132,829)	(331,517)	(4,154)	23,202	(59,895)
Net realized and unrealized gain (loss) on investments	(61,483)	(289,858)	(3,322)	96,342	10,607
Net increase (decrease) in net assets from operations	$(42,670)	$(190,242)	$(643)	$134,126	$18,434

B-14	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to financial statements

continued

	M Capital Appreciation Fund Sub-Account	M International Equity Fund Sub-Account	M Large Cap Growth Fund Sub-Account	M Large Cap Value Fund Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account
ASSETS
Investments, at value	$1,172,813	$1,691,948	$1,951,739	$1,673,417	$23,899
Total assets	$1,172,813	$1,691,948	$1,951,739	$1,673,417	$23,899

NET ASSETS—Accumulation fund	$1,172,813	$1,691,948	$1,951,739	$1,673,417	$23,899

Investments, at cost	$1,142,067	$1,807,405	$1,956,011	$1,741,316	$23,353
Shares held in corresponding Funds	38,809	141,823	81,492	125,256	1,337

UNIT VALUE	$40.36	$28.82	$37.99	$38.58	$40.11

	M Capital Appreciation Fund Sub-Account	M International Equity Fund Sub-Account	M Large Cap Growth Fund Sub-Account	M Large Cap Value Fund Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account
INVESTMENT INCOME
Dividends	$—	$40,677	$775	$18,897	$208
Net investment income (loss)	—	40,677	775	18,897	208

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	15,904	11,636	17,153	11,092	125
Capital gain distributions	110,567	—	219,821	174,143	552
Net realized gain (loss)	126,471	11,636	236,974	185,235	677
Net change in unrealized appreciation (depreciation) on investments	(19,708)	(173,002)	(76,484)	(87,312)	466
Net realized and unrealized gain (loss) on investments	106,763	(161,366)	160,490	97,923	1,143
Net increase (decrease) in net assets from operations	$106,763	$(120,689)	$161,265	$116,820	$1,351

See notes to financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-15

Statements of assets and liabilities

TIAA-CREF Life Separate Account VLI-2  ■  December 31, 2014

	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PIMCO VIT Total Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account—Class 1 Sub-Account	PVC MidCap Account—Class 1 Sub-Account
ASSETS
Investments, at value	$460,878	$194,036	$2,391,892	$1,181,771	$357,528
Total assets	$460,878	$194,036	$2,391,892	$1,181,771	$357,528

NET ASSETS—Accumulation fund	$460,878	$194,036	$2,391,892	$1,181,771	$357,528

Investments, at cost	$479,498	$196,822	$2,378,254	$1,098,217	$324,262
Shares held in corresponding Funds	38,567	15,147	213,562	51,115	5,881

UNIT VALUE	$24.41	$24.70	$27.04	$37.22	$39.99

Statements of operations

TIAA-CREF Life Separate Account VLI-2  ■  For the period or year ended December 31, 2014

	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PIMCO VIT Total Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account—Class 1 Sub-Account	PVC MidCap Account—Class 1 Sub-Account
INVESTMENT INCOME
Dividends	$6,740	$2,112	$44,061	$21,022	$2,035
Net investment income (loss)	6,740	2,112	44,061	21,022	2,035

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	302	(2,300)	(6,029)	14,466	16,976
Capital gain distributions	11,923	—	—	—	35,355
Net realized gain (loss)	12,225	(2,300)	(6,029)	14,466	52,331
Net change in unrealized appreciation (depreciation) on investments	(15,469)	2,931	30,214	55,944	(6,399)
Net realized and unrealized gain (loss) on investments	(3,244)	631	24,185	70,410	45,932
Net increase (decrease) in net assets from operations	$3,496	$2,743	$68,246	$91,432	$47,967

B-16	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to financial statements

continued

	Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Capital Growth Sub-Account	Vanguard VIF Equity Index Sub-Account
ASSETS
Investments, at value	$204,489	$272,585	$1,267,957	$2,297,178	$3,741,427
Total assets	$204,489	$272,585	$1,267,957	$2,297,178	$3,741,427

NET ASSETS—Accumulation fund	$204,489	$272,585	$1,267,957	$2,297,178	$3,741,427

Investments, at cost	$263,267	$274,442	$1,371,299	$1,958,321	$3,439,016
Shares held in corresponding Funds	6,932	55,858	136,781	84,611	108,636

UNIT VALUE	$20.46	$25.48	$23.40	$43.38	$35.57

	Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Capital Growth Sub-Account	Vanguard VIF Equity Index Sub-Account
INVESTMENT INCOME
Dividends	$—	$1,862	$12,955	$12,601	$35,412
Net investment income (loss)	—	1,862	12,955	12,601	35,412

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	5,259	(198)	(6,737)	38,873	126,219
Capital gain distributions	—	—	—	27,804	39,176
Net realized gain (loss)	5,259	(198)	(6,737)	66,677	165,395
Net change in unrealized appreciation (depreciation) on investments	(62,714)	(1,555)	(100,080)	203,899	146,220
Net realized and unrealized gain (loss) on investments	(57,455)	(1,753)	(106,817)	270,576	311,615
Net increase (decrease) in net assets from operations	$(57,455)	$109	$(93,862)	$283,177	$347,027

See notes to financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-17

Statements of assets and liabilities

TIAA-CREF Life Separate Account VLI-2  ■  December 31, 2014

	Vanguard VIF High Yield Bond Sub-Account	Vanguard VIF Mid-Cap Index Sub-Account	Vanguard VIF REIT Index Sub-Account	Vanguard VIF Small Company Growth Sub-Account	Vanguard VIF Total Bond Market Index Sub-Account
ASSETS
Investments, at value	$1,537,063	$1,808,421	$521,728	$889,306	$969,179
Total assets	$1,537,063	$1,808,421	$521,728	$889,306	$969,179

NET ASSETS—Accumulation fund	$1,537,063	$1,808,421	$521,728	$889,306	$969,179

Investments, at cost	$1,539,358	$1,678,351	$470,187	$869,525	$961,348
Shares held in corresponding Funds	188,828	80,410	36,819	36,840	80,297

UNIT VALUE	$29.46	$39.17	$33.99	$38.61	$26.57

Statements of operations

TIAA-CREF Life Separate Account VLI-2  ■  For the period or year ended December 31, 2014

	Vanguard VIF High Yield Bond Sub-Account	Vanguard VIF Mid-Cap Index Sub-Account	Vanguard VIF REIT Index Sub-Account	Vanguard VIF Small Company Growth Sub-Account	Vanguard VIF Total Bond Market Index Sub-Account
INVESTMENT INCOME
Dividends	$40,768	$8,770	$9,400	$953	$8,774
Net investment income (loss)	40,768	8,770	9,400	953	8,774

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	1,111	21,992	1,935	2,971	15,069
Capital gain distributions	—	34,730	12,761	42,800	1,279
Net realized gain (loss)	1,111	56,722	14,696	45,771	16,348
Net change in unrealized appreciation (depreciation) on investments	(10,971)	90,129	59,689	(3,124)	8,160
Net realized and unrealized gain (loss) on investments	(9,860)	146,851	74,385	42,647	24,508
Net increase (decrease) in net assets from operations	$30,908	$155,621	$83,785	$43,600	$33,282

B-18	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to financial statements

concluded

	Voya Russell Large Cap Growth Index Portfolio—Class I Sub-Account	VY Clarion Global Real Estate Portfolio—Class I Sub-Account
ASSETS
Investments, at value	$170,094	$265,430
Total assets	$170,094	$265,430

NET ASSETS—Accumulation fund	$170,094	$265,430

Investments, at cost	$144,281	$248,642
Shares held in corresponding Funds	6,985	21,510

UNIT VALUE	$37.30	$32.59

	Voya Russell Large Cap Growth Index Portfolio—Class I Sub-Account	VY Clarion Global Real Estate Portfolio—Class I Sub-Account
INVESTMENT INCOME
Dividends	$3,154	$1,527
Net investment income (loss)	3,154	1,527

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	23,560	976
Capital gain distributions	—	—
Net realized gain (loss)	23,560	976
Net change in unrealized appreciation (depreciation) on investments	436	17,054
Net realized and unrealized gain (loss) on investments	23,996	18,030
Net increase (decrease) in net assets from operations	$27,150	$19,557

See notes to financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-19

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-2  ■  For the period or year ended

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Bond Sub-Account
	December 31, 2014(w)	December 31, 2014	December 31, 2013(o)
FROM OPERATIONS
Net investment income (loss)	$2,109	$3,714	$2,351
Net realized gain (loss)	38	3,198	581
Net change in unrealized appreciation (depreciation) on investments	(406)	2,972	(4,037)
Net increase (decrease) in net assets from operations	1,741	9,884	(1,105)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	72,254	168,092	8
Net contractowner transfers	11,222	204,055	101,294
Withdrawals and death benefits (b)	(814)	(169,896)	(3,301)
Net increase (decrease) in net assets resulting from contractowner transactions	82,662	202,251	98,001
Net increase (decrease) in net assets	84,403	212,135	96,896

NET ASSETS
Beginning of period	—	96,896	—
End of period	$84,403	$309,031	$96,896

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	—	3,764	—
Units purchased	2,798	6,227	—
Units sold/transferred	408	1,391	3,764
End of period	3,206	11,382	3,764

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.
(o)	For the period March 21, 2013 (commencement of operations) to December 31, 2013.
(w)	For the period March 28, 2014 (commencement of operations) to December 31, 2014.

B-20	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to financial statements

continued

	TIAA-CREF Life Growth Equity Sub-Account		TIAA-CREF Life Growth & Income Sub-Account
	December 31, 2014	December 31, 2013(p)	December 31, 2014	December 31, 2013(q)
FROM OPERATIONS
Net investment income (loss)	$2,112	$727	$10,591	$8,320
Net realized gain (loss)	77,761	3,083	94,639	101,463
Net change in unrealized appreciation (depreciation) on investments	(13,247)	62,394	(741)	15,156
Net increase (decrease) in net assets from operations	66,626	66,204	104,489	124,939

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	99,688	30,264	137,281	236,591
Net contractowner transfers	337,949	235,368	92,215	609,911
Withdrawals and death benefits (b)	(54,812)	(26,387)	(68,821)	(46,150)
Net increase (decrease) in net assets resulting from contractowner transactions	382,825	239,245	160,675	800,352
Net increase (decrease) in net assets	449,451	305,449	265,164	925,291

NET ASSETS
Beginning of period	305,449	—	925,291	—
End of period	$754,900	$305,449	$1,190,455	$925,291

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	8,615	—	26,936	—
Units purchased	2,739	1,020	3,714	7,170
Units sold/transferred	7,784	7,595	546	19,766
End of period	19,138	8,615	31,196	26,936

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.
(p)	For the period January 18, 2013 (commencement of operations) to December 31, 2013.
(q)	For the period January 9, 2013 (commencement of operations) to December 31, 2013.

See notes to financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-21

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-2  ■  For the period or year ended

	TIAA-CREF Life International Equity Sub-Account		TIAA-CREF Life Large-Cap Value Sub-Account
	December 31, 2014	December 31, 2013(o)	December 31, 2014	December 31, 2013(r)
FROM OPERATIONS
Net investment income (loss)	$22,078	$14,161	$8,768	$8,858
Net realized gain (loss)	10,891	777	45,207	29,560
Net change in unrealized appreciation (depreciation) on investments	(151,404)	34,683	(10,625)	20,993
Net increase (decrease) in net assets from operations	(118,435)	49,621	43,350	59,411

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	176,630	5,823	45,078	55,720
Net contractowner transfers	988,601	605,488	(22,911)	418,185
Withdrawals and death benefits (b)	(72,769)	(8,422)	(52,931)	(25,814)
Net increase (decrease) in net assets resulting from contractowner transactions	1,092,462	602,889	(30,764)	448,091
Net increase (decrease) in net assets	974,027	652,510	12,586	507,502

NET ASSETS
Beginning of period	652,510	—	507,502	—
End of period	$1,626,537	$652,510	$520,088	$507,502

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	18,694	—	14,347	—
Units purchased	5,279	182	1,254	1,761
Units sold/transferred	26,623	18,512	(2,109)	12,586
End of period	50,596	18,694	13,492	14,347

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.
(o)	For the period March 21, 2013 (commencement of operations) to December 31, 2013.
(r)	For the period February 27, 2013 (commencement of operations) to December 31, 2013.

B-22	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to financial statements

continued

	TIAA-CREF Life Money Market Sub-Account		TIAA-CREF Life Real Estate Securities Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$—	$397	$5,474	$3,739
Net realized gain (loss)	—	—	6,411	(502)
Net change in unrealized appreciation (depreciation) on investments	—	—	55,016	(22,709)
Net increase (decrease) in net assets from operations	—	397	66,901	(19,472)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	22,124,913	50,565,701	60,419	1,998
Net contractowner transfers	(17,688,291)	(12,807,584)	62,528	237,103
Withdrawals and death benefits (b)	(8,340,783)	(32,030,490)	(28,076)	(14,906)
Net increase (decrease) in net assets resulting from contractowner transactions	(3,904,161)	5,727,627	94,871	224,195
Net increase (decrease) in net assets	(3,904,161)	5,728,024	161,772	204,723

NET ASSETS
Beginning of period	11,255,808	5,527,784	205,792	1,069
End of period	$7,351,647	$11,255,808	$367,564	$205,792

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	450,103	221,060	7,818	41
Units purchased	884,742	2,022,061	1,910	75
Units sold/transferred	(1,040,864)	(1,793,018)	1,141	7,702
End of period	293,981	450,103	10,869	7,818

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-23

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-2  ■  For the period or year ended

	TIAA-CREF Life Small-Cap Equity Sub-Account		TIAA-CREF Life Social Choice Equity Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013(s)
FROM OPERATIONS
Net investment income (loss)	$3,587	$674	$6,583	$1,700
Net realized gain (loss)	68,781	17,490	10,113	27
Net change in unrealized appreciation (depreciation) on investments	(47,004)	(5,277)	20,665	5,641
Net increase (decrease) in net assets from operations	25,364	12,887	37,361	7,368

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	419,693	3,844	475	—
Net contractowner transfers	(26,100)	100,118	222,337	112,021
Withdrawals and death benefits (b)	(20,773)	(1,912)	(6,730)	(469)
Net increase (decrease) in net assets resulting from contractowner transactions	372,820	102,050	216,082	111,552
Net increase (decrease) in net assets	398,184	114,937	253,443	118,920

NET ASSETS
Beginning of period	116,084	1,147	118,920	—
End of period	$514,268	$116,084	$372,363	$118,920

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	3,235	45	3,457	—
Units purchased	11,270	118	13	—
Units sold/transferred	(1,093)	3,072	6,284	3,457
End of period	13,412	3,235	9,754	3,457

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.
(s)	For the period September 16, 2013 (commencement of operations) to December 31, 2013.

B-24	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to financial statements

continued

	TIAA-CREF Life Stock Index Sub-Account		Delaware VIP Diversified Income Series— Standard Class Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014(y)
FROM OPERATIONS
Net investment income (loss)	$53,997	$16,806	$—
Net realized gain (loss)	163,185	56,289	—
Net change in unrealized appreciation (depreciation) on investments	22,067	45,415	—
Net increase (decrease) in net assets from operations	239,249	118,510	—

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	1,647,707	396,988	—
Net contractowner transfers	493,482	561,795	1,099
Withdrawals and death benefits (b)	(326,287)	(118,409)	—
Net increase (decrease) in net assets resulting from contractowner transactions	1,814,902	840,374	1,099
Net increase (decrease) in net assets	2,054,151	958,884	1,099

NET ASSETS
Beginning of period	1,017,306	58,422	—
End of period	$3,071,457	$1,017,306	$1,099

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	29,521	2,262	—
Units purchased	43,800	12,476	—
Units sold/transferred	5,933	14,783	44
End of period	79,254	29,521	44

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.
(y)	For the period December 31, 2014 (commencement of operations).

See notes to financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-25

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-2  ■  For the period or year ended

	Delaware VIP Small Cap Value Series—Standard Class Sub-Account		DFA VA Global Bond Portfolio Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013(t)
FROM OPERATIONS
Net investment income (loss)	$5,373	$529	$4,090	$37
Net realized gain (loss)	93,028	4,828	378	113
Net change in unrealized appreciation (depreciation) on investments	(41,301)	115,746	(1,737)	(197)
Net increase (decrease) in net assets from operations	57,100	121,103	2,731	(47)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	223,250	93,094	22,354	8
Net contractowner transfers	320,520	628,593	174,053	8,887
Withdrawals and death benefits (b)	(115,420)	(43,038)	(13,067)	(698)
Net increase (decrease) in net assets resulting from contractowner transactions	428,350	678,649	183,340	8,197
Net increase (decrease) in net assets	485,450	799,752	186,071	8,150

NET ASSETS
Beginning of period	803,916	4,164	8,150	—
End of period	$1,289,366	$803,916	$194,221	$8,150

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	23,432	162	318	—
Units purchased	6,314	3,071	856	—
Units sold/transferred	5,754	20,199	6,194	318
End of period	35,500	23,432	7,368	318

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.
(t)	For the period March 18, 2013 (commencement of operations) to December 31, 2013.

B-26	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to financial statements

continued

	DFA VA Global Moderate Allocation Portfolio Sub-Account	DFA VA International Small Portfolio Sub-Account
	December 31, 2014(x)	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$43,456	$18,813	$8,549
Net realized gain (loss)	11,513	71,346	18,149
Net change in unrealized appreciation (depreciation) on investments	(42,201)	(132,829)	28,741
Net increase (decrease) in net assets from operations	12,768	(42,670)	55,439

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	406,249	350,279	70,116
Net contractowner transfers	2,548,886	317,008	245,168
Withdrawals and death benefits (b)	(42,039)	(88,817)	(24,349)
Net increase (decrease) in net assets resulting from contractowner transactions	2,913,096	578,470	290,935
Net increase (decrease) in net assets	2,925,864	535,800	346,374

NET ASSETS
Beginning of period	—	416,269	69,895
End of period	$2,925,864	$952,069	$416,269

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	—	12,465	2,660
Units purchased	15,178	10,768	2,466
Units sold/transferred	95,326	7,024	7,339
End of period	110,504	30,257	12,465

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.
(x)	For the period May 21, 2014 (commencement of operations) to December 31, 2014.

See notes to financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-27

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-2  ■  For the period or year ended

	DFA VA International Value Portfolio Sub-Account		DFA VA Short-Term Fixed Portfolio Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013(s)
FROM OPERATIONS
Net investment income (loss)	$99,616	$23,154	$2,679	$54
Net realized gain (loss)	41,659	36,214	832	18
Net change in unrealized appreciation (depreciation) on investments	(331,517)	59,727	(4,154)	(60)
Net increase (decrease) in net assets from operations	(190,242)	119,095	(643)	12

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	377,142	172,483	1,105,497	20,595
Net contractowner transfers	1,224,725	866,094	366,491	11
Withdrawals and death benefits (b)	(105,800)	(51,756)	(68,372)	(177)
Net increase (decrease) in net assets resulting from contractowner transactions	1,496,067	986,821	1,403,616	20,429
Net increase (decrease) in net assets	1,305,825	1,105,916	1,402,973	20,441

NET ASSETS
Beginning of period	1,203,275	97,359	20,441	—
End of period	$2,509,100	$1,203,275	$1,423,414	$20,441

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	36,406	3,583	813	—
Units purchased	11,860	5,966	43,867	819
Units sold/transferred	33,502	26,857	11,831	(6)
End of period	81,768	36,406	56,511	813

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.
(s)	For the period September 16, 2013 (commencement of operations) to December 31, 2013.

B-28	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to financial statements

continued

	DFA VA US Large Value Portfolio Sub-Account		DFA VA US Targeted Value Portfolio Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013(u)
FROM OPERATIONS
Net investment income (loss)	$37,784	$10,449	$7,827	$1,782
Net realized gain (loss)	73,140	63,462	70,502	1,966
Net change in unrealized appreciation (depreciation) on investments	23,202	23,196	(59,895)	32,149
Net increase (decrease) in net assets from operations	134,126	97,107	18,434	35,897

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	658,304	172,100	389,133	64,323
Net contractowner transfers	769,685	525,936	320,899	161,532
Withdrawals and death benefits (b)	(143,964)	(24,281)	(55,381)	(13,041)
Net increase (decrease) in net assets resulting from contractowner transactions	1,284,025	673,755	654,651	212,814
Net increase (decrease) in net assets	1,418,151	770,862	673,085	248,711

NET ASSETS
Beginning of period	791,772	20,910	248,711	—
End of period	$2,209,923	$791,772	$921,796	$248,711

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	20,633	767	6,334	—
Units purchased	16,155	5,175	9,702	1,904
Units sold/transferred	16,005	14,691	6,600	4,430
End of period	52,793	20,633	22,636	6,334

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.
(u)	For the period March 7, 2013 (commencement of operations) to December 31, 2013.

See notes to financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-29

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-2  ■  For the period or year ended

	M Capital Appreciation Fund Sub-Account		M International Equity Fund Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$—	$—	$40,677	$20,204
Net realized gain (loss)	126,471	53,285	11,636	3,080
Net change in unrealized appreciation (depreciation) on investments	(19,708)	50,453	(173,002)	57,163
Net increase (decrease) in net assets from operations	106,763	103,738	(120,689)	80,447

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	245,447	96,434	372,990	168,034
Net contractowner transfers	335,202	434,235	605,165	767,951
Withdrawals and death benefits (b)	(110,745)	(43,810)	(162,935)	(49,089)
Net increase (decrease) in net assets resulting from contractowner transactions	469,904	486,859	815,220	886,896
Net increase (decrease) in net assets	576,667	590,597	694,531	967,343

NET ASSETS
Beginning of period	596,146	5,549	997,417	30,074
End of period	$1,172,813	$596,146	$1,691,948	$997,417

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	16,605	215	32,169	1,128
Units purchased	6,438	3,073	12,317	5,979
Units sold/transferred	6,015	13,317	14,227	25,062
End of period	29,058	16,605	58,713	32,169

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-30	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to financial statements

continued

	M Large Cap Growth Fund Sub-Account		M Large Cap Value Fund Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$775	$2,842	$18,897	$15,392
Net realized gain (loss)	236,974	43,892	185,235	69,708
Net change in unrealized appreciation (depreciation) on investments	(76,484)	71,857	(87,312)	19,231
Net increase (decrease) in net assets from operations	161,265	118,591	116,820	104,331

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	289,678	282,280	288,019	385,337
Net contractowner transfers	794,174	479,130	547,667	410,354
Withdrawals and death benefits (b)	(139,755)	(44,202)	(136,937)	(46,272)
Net increase (decrease) in net assets resulting from contractowner transactions	944,097	717,208	698,749	749,419
Net increase (decrease) in net assets	1,105,362	835,799	815,569	853,750

NET ASSETS
Beginning of period	846,377	10,578	857,848	4,098
End of period	$1,951,739	$846,377	$1,673,417	$857,848

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	24,556	418	24,389	156
Units purchased	7,984	8,981	7,751	12,083
Units sold/transferred	18,838	15,157	11,236	12,150
End of period	51,378	24,556	43,376	24,389

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-31

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-2  ■  For the period or year ended

	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account		PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$208	$4	$6,740	$405
Net realized gain (loss)	677	37	12,225	(130)
Net change in unrealized appreciation (depreciation) on investments	466	80	(15,469)	(2,994)
Net increase (decrease) in net assets from operations	1,351	121	3,496	(2,719)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	2,636	2,232	265,465	7,086
Net contractowner transfers	16,903	2,730	111,232	90,718
Withdrawals and death benefits (b)	(2,007)	(101)	(19,979)	(3,331)
Net increase (decrease) in net assets resulting from contractowner transactions	17,532	4,861	356,718	94,473
Net increase (decrease) in net assets	18,883	4,982	360,214	91,754

NET ASSETS
Beginning of period	5,016	34	100,664	8,910
End of period	$23,899	$5,016	$460,878	$100,664

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	142	1	4,223	343
Units purchased	72	65	10,862	294
Units sold/transferred	382	76	3,793	3,586
End of period	596	142	18,878	4,223

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-32	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to financial statements

continued

	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account		PIMCO VIT Total Return Portfolio— Institutional Class Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$2,112	$1,346	$44,061	$9,600
Net realized gain (loss)	(2,300)	12	(6,029)	6,298
Net change in unrealized appreciation (depreciation) on investments	2,931	(5,487)	30,214	(16,318)
Net increase (decrease) in net assets from operations	2,743	(4,129)	68,246	(420)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	72,221	17,699	549,803	250,417
Net contractowner transfers	72,153	33,878	1,058,867	741,701
Withdrawals and death benefits (b)	(24,844)	(7,587)	(245,027)	(46,550)
Net increase (decrease) in net assets resulting from contractowner transactions	119,530	43,990	1,363,643	945,568
Net increase (decrease) in net assets	122,273	39,861	1,431,889	945,148

NET ASSETS
Beginning of period	71,763	31,902	960,003	14,855
End of period	$194,036	$71,763	$2,391,892	$960,003

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	3,000	1,212	37,077	563
Units purchased	2,892	729	20,533	10,102
Units sold/transferred	1,964	1,059	30,844	26,412
End of period	7,856	3,000	88,454	37,077

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-33

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-2  ■  For the period or year ended

	PVC Equity Income Account— Class 1 Sub-Account		PVC MidCap Account— Class 1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$21,022	$6,131	$2,035	$4,577
Net realized gain (loss)	14,466	2,189	52,331	16,675
Net change in unrealized appreciation (depreciation) on investments	55,944	27,369	(6,399)	39,516
Net increase (decrease) in net assets from operations	91,432	35,689	47,967	60,768

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	257,763	141,834	26,521	144,102
Net contractowner transfers	535,585	226,682	(114,111)	245,363
Withdrawals and death benefits (b)	(95,699)	(18,129)	(35,288)	(21,859)
Net increase (decrease) in net assets resulting from contractowner transactions	697,649	350,387	(122,878)	367,606
Net increase (decrease) in net assets	789,081	386,076	(74,911)	428,374

NET ASSETS
Beginning of period	392,690	6,614	432,439	4,065
End of period	$1,181,771	$392,690	$357,528	$432,439

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	11,903	255	12,217	154
Units purchased	7,167	4,779	717	4,640
Units sold/transferred	12,685	6,869	(3,994)	7,423
End of period	31,755	11,903	8,940	12,217

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-34	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to financial statements

continued

	Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account		T. Rowe Price® Limited-Term Bond Portfolio Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$—	$—	$1,862	$306
Net realized gain (loss)	5,259	632	(198)	(9)
Net change in unrealized appreciation (depreciation) on investments	(62,714)	3,847	(1,555)	(274)
Net increase (decrease) in net assets from operations	(57,455)	4,479	109	23

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	75,838	9,334	24,263	5,310
Net contractowner transfers	103,964	78,002	238,544	5,549
Withdrawals and death benefits (b)	(14,573)	(2,999)	(13,709)	(1,570)
Net increase (decrease) in net assets resulting from contractowner transactions	165,229	84,337	249,098	9,289
Net increase (decrease) in net assets	107,774	88,816	249,207	9,312

NET ASSETS
Beginning of period	96,715	7,899	23,378	14,066
End of period	$204,489	$96,715	$272,585	$23,378

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	3,791	340	923	556
Units purchased	3,148	385	951	210
Units sold/transferred	3,053	3,066	8,823	157
End of period	9,992	3,791	10,697	923

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-35

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-2  ■  For the period or year ended

	Templeton Developing Markets VIP Fund—Class 1 Sub-Account		Vanguard VIF Capital Growth Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$12,955	$6,173	$12,601	$1,381
Net realized gain (loss)	(6,737)	(2,457)	66,677	15,895
Net change in unrealized appreciation (depreciation) on investments	(100,080)	(3,366)	203,899	131,919
Net increase (decrease) in net assets from operations	(93,862)	350	283,177	149,195

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	378,801	25,447	419,672	250,588
Net contractowner transfers	536,233	501,638	597,671	762,592
Withdrawals and death benefits (b)	(64,681)	(24,198)	(178,323)	(53,379)
Net increase (decrease) in net assets resulting from contractowner transactions	850,353	502,887	839,020	959,801
Net increase (decrease) in net assets	756,491	503,237	1,122,197	1,108,996

NET ASSETS
Beginning of period	511,466	8,229	1,174,981	65,985
End of period	$1,267,957	$511,466	$2,297,178	$1,174,981

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	20,087	321	32,077	2,495
Units purchased	15,584	1,045	10,050	7,212
Units sold/transferred	18,509	18,721	10,828	22,370
End of period	54,180	20,087	52,955	32,077

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-36	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to financial statements

continued

	Vanguard VIF Equity Index Sub-Account		Vanguard VIF High Yield Bond Sub-Account
	December 31, 2014	December 31, 2013(v)	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$35,412	$—	$40,768	$587
Net realized gain (loss)	165,395	4,974	1,111	(544)
Net change in unrealized appreciation (depreciation) on investments	146,220	156,191	(10,971)	8,676
Net increase (decrease) in net assets from operations	347,027	161,165	30,908	8,719

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	380,304	402,140	251,692	7,970
Net contractowner transfers	1,605,736	1,192,829	748,220	544,764
Withdrawals and death benefits (b)	(284,266)	(63,508)	(49,049)	(6,178)
Net increase (decrease) in net assets resulting from contractowner transactions	1,701,774	1,531,461	950,863	546,556
Net increase (decrease) in net assets	2,048,801	1,692,626	981,771	555,275

NET ASSETS
Beginning of period	1,692,626	—	555,292	17
End of period	$3,741,427	$1,692,626	$1,537,063	$555,292

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	54,016	—	19,677	1
Units purchased	10,934	14,518	8,551	289
Units sold/transferred	40,241	39,498	23,939	19,387
End of period	105,191	54,016	52,167	19,677

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.
(v)	For the period April 24, 2013 (commencement of operations) to December 31, 2013.

See notes to financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-37

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-2  ■  For the period or year ended

	Vanguard VIF Mid-Cap Index Sub-Account		Vanguard VIF REIT Index Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$8,770	$736	$9,400	$3,432
Net realized gain (loss)	56,722	7,007	14,696	5,848
Net change in unrealized appreciation (depreciation) on investments	90,129	36,665	59,689	(9,983)
Net increase (decrease) in net assets from operations	155,621	44,408	83,785	(703)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	424,108	183,688	83,566	3,508
Net contractowner transfers	799,607	259,438	175,650	88,751
Withdrawals and death benefits (b)	(103,842)	(15,305)	(39,159)	(24,695)
Net increase (decrease) in net assets resulting from contractowner transactions	1,119,873	427,821	220,057	67,564
Net increase (decrease) in net assets	1,275,494	472,229	303,842	66,861

NET ASSETS
Beginning of period	532,927	60,698	217,886	151,025
End of period	$1,808,421	$532,927	$521,728	$217,886

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	15,456	2,375	8,341	5,916
Units purchased	11,142	5,539	2,571	130
Units sold/transferred	19,574	7,542	4,439	2,295
End of period	46,172	15,456	15,351	8,341

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-38	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to financial statements

continued

	Vanguard VIF Small Company Growth Sub-Account		Vanguard VIF Total Bond Market Index Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$953	$237	$8,774	$257
Net realized gain (loss)	45,771	6,089	16,348	(367)
Net change in unrealized appreciation (depreciation) on investments	(3,124)	21,439	8,160	(316)
Net increase (decrease) in net assets from operations	43,600	27,765	33,282	(426)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	110,218	11,133	874,013	85,929
Net contractowner transfers	612,614	106,655	(96,744)	187,299
Withdrawals and death benefits (b)	(46,417)	(6,908)	(108,122)	(11,493)
Net increase (decrease) in net assets resulting from contractowner transactions	676,415	110,880	669,147	261,735
Net increase (decrease) in net assets	720,015	138,645	702,429	261,309

NET ASSETS
Beginning of period	169,291	30,646	266,750	5,441
End of period	$889,306	$169,291	$969,179	$266,750

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	4,533	1,203	10,631	212
Units purchased	2,921	354	33,218	3,597
Units sold/transferred	15,582	2,976	(7,373)	6,822
End of period	23,036	4,533	36,476	10,631

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-39

Statements of changes in net assets

concluded

TIAA-CREF Life Separate Account VLI-2  ■  For the period or year ended

	Voya Russell Large Cap Growth Index Portfolio—Class I Sub-Account		VY Clarion Global Real Estate Portfolio—Class I Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment income (loss)	$3,154	$613	$1,527	$78
Net realized gain (loss)	23,560	453	976	(69)
Net change in unrealized appreciation (depreciation) on investments	436	25,525	17,054	(267)
Net increase (decrease) in net assets from operations	27,150	26,591	19,557	(258)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	8,551	7,593	107,385	2,226
Net contractowner transfers	(49,122)	124,876	46,337	104,945
Withdrawals and death benefits (b)	(7,464)	(3,535)	(14,797)	—
Net increase (decrease) in net assets resulting from contractowner transactions	(48,035)	128,934	138,925	107,171
Net increase (decrease) in net assets	(20,885)	155,525	158,482	106,913

NET ASSETS
Beginning of period	190,979	35,454	106,948	35
End of period	$170,094	$190,979	$265,430	$106,948

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	5,791	1,419	3,743	1
Units purchased	248	266	3,433	77
Units sold/transferred	(1,479)	4,106	967	3,665
End of period	4,560	5,791	8,143	3,743

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-40	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to financial statements

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

Note 1—organization and significant accounting policies

TIAA-CREF Life Separate Account VLI-2 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on November 15, 2011 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918.

Investors participate in the Separate Account by purchasing one of two different variable life insurance policies: the Flexible Premium Variable Universal Life Insurance Policy (referred to as “VUL”) and the Flexible Premium Last Survivor Variable Universal Life Insurance Policy (referred to as “Survivorship VUL”). Premiums received from the policies are allocated to the investment accounts (“Sub-Accounts”) of which some invest in the TIAA-CREF Life Funds (“Funds”), an open-end management investment company registered with the Commission and managed by Teachers Advisors, Inc. (“Advisors”), a wholly owned indirect subsidiary of TIAA. Accumulation Unit Values are calculated daily for each Sub-Account. VUL offers 44 investment Sub-Accounts and Last Survivorship VUL offers 44 Sub-Accounts.

The following Sub-Accounts were added to the Separate Account:

Sub-Account	Inception Date	Commencement Date
TIAA-CREF Life Balanced	February 14, 2014	March 28, 2014
Delaware VIP Diversified Income Series-Standard Class	December 12, 2014	December 31, 2014
John Hancock Emerging Markets Value Trust	December 12, 2014	—
T. Rowe Price Health Sciences Portfolio I	December 12, 2014	—

Effective May 1, 2014, the ING Clarion Global Real Estate Portfolio—Class 1, the ING Russell Large Cap Growth Index Portfolio—Class 1 and the Templeton Developing Markets Securities Fund—Class 1 changed their names to the VY Clarion Global Real Estate Portfolio—Class 1, the Voya Russell Large Cap Growth Index Portfolio—Class 1 and the Templeton Developing Markets VIP Fund—Class 1, respectively.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Separate Account is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gains distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income taxes: TIAA-CREF Life Separate Account VLI-2 is a separate account of TIAA-CREF Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation Fund for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. The Separate Account’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Separate Account’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Separate Account’s financial statements.

New accounting pronouncement: In June 2013, the FASB issued Accounting Standard Update No. 2013-08 Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (the “Update”). The Update modifies the criteria used in determining an investment company under U.S. GAAP and establishes certain measurement and disclosure requirements. The Update establishes that an entity regulated under the 1940 Act is automatically an investment company under U.S. GAAP. The Update is effective for interim and annual reporting periods beginning after December 15, 2013. The Separate Account adopted the Update for this annual report. The adoption of the Update did not have a material impact on the Separate Account’s financial statements and notes disclosures.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-41

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Sub-Accounts’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Sub-Accounts’ major categories of assets and liabilities measured at fair value follows:

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

Transfers between levels are recognized at the end of the reporting period. For the period ended December 31, 2014, there were no transfers between levels by the Sub-Accounts. As of December 31, 2014, all of the investments in the Sub-Accounts were valued based on Level 1 inputs.

Note 3—expense charges and affiliates

VUL Expenses

The following table describes the fees and expenses that a contractowner will pay at the time that he or she buys the VUL, surrenders the VUL, or transfers VUL value among the Sub-Accounts:

Amount Deducted
Charge	When charge is deducted	if the Long Term Accumulation Rider is not in effect	if Long Term Accumulation Rider is in Effect
Premium Expense Charge	Upon receipt of each Premium payment	(as a % of premium)	(as a % of premium)

Current:		First 10 Yrs up to 10 Targets: 10%	1st 10 Yrs up to 10 Targets: 15%
		First 10 Yrs above 10 Targets: 3%	1st 10 Yrs above 10 Targets: 3%
		Yrs 11+: 2%	Yrs 11+: 3%

Guaranteed:		10%	15%
Partial Withdrawal Charge	At the time of each withdrawal

Current:		$0.00	$0.00

Guaranteed:		$20.00	$20.00
Surrender Charge[1]	Upon surrender or requested reduction in Base Face Amount

Current:		100%, 100%, 90%, 75%, 70%, 60%, 45%, 35%, 20%, 7%, 0% in years 1 to 10 and 11+, respectively, of premiums paid up to one Target.	0%

Guaranteed:		100%, 100%, 90%, 75%, 70%, 60%, 45%, 35%, 20%, 7%, 0% in years 1 to 10 and 11+, respectively, of one Target.	0%
Transfer Charge	Upon transfer

Current:		$0.00	$0.00
Guaranteed:		$0.00 on first 12 transfers each policy year, $25.00 on each transfer thereafter	$0.00 on first 12 transfers each policy year, $25.00 on each transfer thereafter
Accelerated Death Benefit Charge	At the time the accelerated death benefit is paid

Current:		$0.00[2]	$0.00[2]

Guaranteed:		$200.00[2]	$200.00[2]
Enhanced Cash Value Rider	Upon each premium payment

Current:		5.00% of premium paid in first 10 years up to one Target Premium	5.00% of premium paid in first 10 years up to one Target Premium

Guaranteed:		5.00% of all premium	5.00% of all premium

B-42	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

[1]	A Surrender Charge is applicable for 10 policy years from the Policy Date and is calculated as a percentage of the premium paid up to the Target Premium at issue stated in the Policy Specifications page of your policy. A Surrender Charge is also applicable for 10 years from the effective date of any increase in Base Face Amount. The percentage applied to the calculation starts out at 100% and reduces over the Surrender Charge period. The Target Premium varies by the sex, Issue Age and underwriting risk class of the Insured person, the Base Face Amount and whether the policy is issued with the Long Term Accumulation Rider. For a 55 year old male, preferred non-tobacco underwriting risk, $1,650,000 Base Face Amount, $850,000 Supplemental Face Amount, year 1, who has paid a premium of $35,000, the Surrender Charges deducted would be $22,704 when the LTA Rider is not in effect and $0 when the LTA Rider is in effect.

[2]	In addition, the proceeds of the accelerated death benefit are discounted for 1 year at a rate equal to the greater of:

•	the yield on 90-day Treasury bills on the date the application was approved, or

•	the current maximum statutory adjustable policy loan interest rate equal to the Moody’s Corporate Bond Yield Average—Monthly Average Corporate, published by Moody’s Investors Service, Inc., for the calendar month ending two months prior to the date the request is approved.

The following tables describe the fees and expenses that a contractowner will pay periodically during the time he or she owns the VUL, not including the fees and expenses of the Portfolios:

Amount Deducted
Charge	When charge is deducted	if the Long Term Accumulation Rider is not in effect	if Long Term Accumulation Rider is in Effect
Policy Fee	At the beginning of each policy month

Current:		$15.00	$8.00

Guaranteed:		$15.00	$8.00
Administrative Expense Charge—Base Face Amount coverage only	At the beginning of each policy month	(per $1,000 of Base Face Amount)	(per $1,000 of Base Face Amount)

Current:		$0.0039 to $0.3719 in first 10 years only	$0.0096 to $0.414 in first 10 years only

Guaranteed:		$0.0039 to $0.3719 in first 10 years only	$0.0096 to $0.414 in first 10 years only
Representative Charge[3]		$177.38	$247.50
Cost of Insurance[4]—Base Face Amount	At the beginning of each policy month	(per $1,000 of Net Amount at Risk— higher rates may apply to substandard risks)	(per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)

Current:		$0.0041 to $79.1075	$0.0041 to $79.10167

Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167
Example[5]		$0.3147	$0.3711
Cost of Insurance[4]—Supplemental Face Amount	At the beginning of each policy month	(per $1,000 of Net Amount at Risk— higher rates may apply to substandard risks)	(per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)

Current:		$0.0038 to $77.93	$0.0035 to $79.10167

Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167
Example		$0.3289	$0.2969

[3]	Charge is for a preferred non-tobacco underwriting risk, male Issue Age 55, and a $1,650,000 Base Face Amount and $850,000 Supplemental Face Amount, Policy Year 1.

[4]	The Cost of Insurance charges vary based on Issue Age, sex (in most states), Underwriting Class, and Policy Year. The charge generally increases as the Issue Age increases. The Net Amount at Risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to Your Policy, and more detailed information concerning your cost of insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Insured’s age and Underwriting Class, the death benefit option, face amount, planned Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.

[5]	Charge is for a preferred non-tobacco underwriting risk, male Issue Age 55, Policy Year 1.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-43

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

Amount Deducted
Charge	When charge is deducted	if LTA Rider is not in effect	if LTA Rider is in effect
Asset Based Risk Charge	At the beginning of each policy month	(% of Policy Value invested in the Investment Accounts)	(% of Policy Value invested in the Investment Accounts)

Current:		Yrs 1-15: 0.90%	Yrs 1-15: 0.36%
		Yrs 16+: 0.48%	Yrs 16+: 0.06%

Guaranteed:		Yrs 1-15: 0.90%	Yrs 1-15: 0.36%
		Yrs 16+: 0.48%	Yrs 16+: 0.06%
Loan Interest Charge	Daily, charged against the Outstanding Loan Amount plus accrued interest

Current:		Yrs 1-10: 4.00%	Yrs 1-10: 4.00%
		Yrs 11+: 3.00%	Yrs 11+: 3.00%

Guaranteed:		Yrs 1-10: 4.50%	Yrs 1-10: 4.50%
		Yrs 11+: 3.50%	Yrs 11+: 3.50%
Extended Maturity Benefit		No Additional Charge	No Additional Charge
Reinstatement Interest Charge	Upon reinstatement of a Lapsed Policy	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.
Charges for Other Benefits:[6]
Charitable Giving Benefit		No Additional Charge	No Additional Charge
Overloan Protection Endorsement		No Additional Charge[7]	No Additional Charge[7]
Waiver of Monthly Charges Rider	At the beginning of each policy month	(% of Monthly Charges other than the waiver charge until Insured age 65)	(% of Monthly Charges other than the waiver charge until Insured age 65)

Current:		3% to 10%	3% to 10%

Guaranteed:		3% to 10%	3% to 10%
Example[8]:		8.50%	8.50%

[6]	These charges may vary based on the Issue Age of the Insured, gender (in most states), Underwriting Class, Policy Value, Policy Year, Face Amount, death benefit option, and Net Amount at Risk. The charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed charges applicable to Your Policy, and more detailed information concerning Your charges is available upon request from our Administrative Office.

[7]	There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.

[8]	Charge is for a male age 55.

Survivorship VUL Expenses

The following table describes the fees and expenses that a contractowner will pay at the time that he or she buys the Survivorship VUL, surrenders the Survivorship VUL, or transfers the Survivorship VUL value among the Sub-Accounts:

		Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current charge
Premium Expense Charge (as a % of premium)	Upon receipt of each Premium payment	1st 10 Yrs: 10% Yrs 11+: 5%	Yrs 1 to 3: 10% Yrs 4 to 10 up to 10 Targets: 10% Yrs 4 to 10 above 10 Targets: 5% Yrs 11+: 5%
Partial Withdrawal Charge	At the time of each withdrawal	$20.00	$0.00
Transfer Charge	Upon transfer	$0.00 on first 12 transfers each policy year, $25.00 on each transfer thereafter	$0.00
Accelerated Death Benefit Charge[1]	At the time the accelerated death benefit is paid	$200.00	$0.00

[1]	In addition, the proceeds of the accelerated death benefit are discounted for 1 year at a rate equal to the greater of:

•	the yield on 90-day Treasury bills on the date the application was approved, or

•	the current maximum statutory adjustable policy loan interest rate equal to the Moody’s Corporate Bond Yield Average—Monthly Average Corporate, published by Moody’s Investors Service, Inc., for the calendar month ending two months prior to the date the request is approved.

B-44	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

The following tables describe the fees and expenses that a contractowner will pay periodically during the time he or she owns the Survivorship VUL, not including the fees and expenses of the Portfolios:

Annual Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current charge
Policy Fee	At the beginning of each policy month	$240.00	$240.00
Administrative Expense Charge—Base Face Amount (per $1,000 BFA in first 5 years only)	At the beginning of each policy month	Minimum $0.438192 Maximum $56.3971 Representative Charge[2] $27,822.36	Minimum $0.438192 Maximum $56.39659128 Representative Charge[2] $22,257.84
Administrative Expense Charge—Supplemental Face Amount (per $1,000 SFA in first 5 years only)	At the beginning of each policy month	Minimum $0.0657234 Maximum $8.5445166 Representative Charge[2] $2,812.56	Minimum $0.06572016 Maximum $6.83561328 Representative Charge[2] $2,250.00
Cost of Insurance[3]—Base Face Amount (per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)	At the beginning of each policy month	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.028735	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.001976
Cost of Insurance[3]—Supplemental Face Amount (per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)	At the beginning of each policy month	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.028735	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.001867

[2]	Charge is for preferred non-tobacco underwriting risks, male Issue Age 56, female Issue Age 55, $4,600,000 Base Face Amount, and a $3,100,000 Supplemental Face Amount, Premium of $55,000 in Policy Year 1.

[3]	The Cost of Insurance charges vary based on Issue Ages, sex (in most states), Underwriting Classes, and Policy Year. The charge generally increases as the Issue Age increases. The Net Amount at Risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to Your Policy, and more detailed information concerning your cost of insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon each Insured’s sex in most states, age and Underwriting Class, the death benefit option, face amount, planned Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.

[4]	Charge is for preferred non-tobacco underwriting risks, male Issue Age 56, female Issue Age 55, $4,600,000 Base Face Amount, and a $3,100,000 Supplemental Face Amount, Policy Year 1.

Annual Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current charge
Asset Based Risk Charge (% of Policy Value invested in the Investment Accounts)	At the beginning of each policy month	Yrs 1 to 15: 0.60%	If policy value in the investment accounts is less than 25% of the face amount:
		Yrs 16+: 0.24%	Yrs 1 to 15: 0.60%
Yrs 16+: 0.24%
If policy value in the investment accounts is at least 25% of the face amount:
Yrs 1 to 15: 0.42%
Yrs 16+: 0.06%
Loan Interest Charge	Daily, charged against the Outstanding Loan Amount plus accrued interest	Yrs 1-10: 4.50%	Yrs 1-10: 4.00%
		Yrs 11+: 3.50%	Yrs 11+: 3.00%
Extended Maturity Benefit		No Additional Charge	No Additional Charge
Reinstatement Interest Charge	Upon reinstatement of a Lapsed Policy	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.

Charges for Other Benefits:[5]
Charitable Giving Benefit		No Additional Charge	No Additional Charge
Overloan Protection Endorsement		No Additional Charge[6]	No Additional Charge[6]

[5]	These charges may vary based on the Issue Ages of the Insureds, gender (in most states), Underwriting Classes, Policy Value, Policy Year, Face Amount, death benefit option, and Net Amount at Risk. The charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed charges applicable to Your Policy, and more detailed information concerning Your charges is available upon request from our Administrative Office.

[6]	There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-45

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in the Funds, these include management fees paid to Advisors. TIAA-CREF Life provides all administrative services for the Sub-Accounts. TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA, performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2014 were as follows:

Sub-Account	Purchases	Sales
TIAA-CREF Life Balanced	$85,577	$790
TIAA-CREF Life Bond	383,483	176,087
TIAA-CREF Life Growth Equity	531,240	88,910
TIAA-CREF Life Growth & Income	329,923	70,620
TIAA-CREF Life International Equity	1,222,742	108,202
TIAA-CREF Life Large-Cap Value	121,239	111,448
TIAA-CREF Life Money Market	25,761,841	29,666,002
TIAA-CREF Life Real Estate Securities	133,003	27,612
TIAA-CREF Life Small-Cap Equity	850,287	408,491
TIAA-CREF Life Social Choice Equity	238,650	6,648
TIAA-CREF Life Stock Index	3,592,275	1,716,126
Delaware VIP Diversified Income Series—Standard Class	1,099	—
Delaware VIP Small Cap Value Series—Standard Class	609,618	93,133
DFA VA Global Bond Portfolio	211,953	24,218
DFA VA Global Moderate Allocation Portfolio	3,007,660	40,071
DFA VA International Small Portfolio	985,326	369,202
DFA VA International Value Portfolio	1,953,238	357,555
DFA VA Short-Term Fixed Portfolio	1,471,990	64,889
DFA VA US Large Value Portfolio	1,752,217	392,691
DFA VA US Targeted Value Portfolio	858,673	154,820
M Capital Appreciation Fund	678,434	97,963
M International Equity Fund	988,766	132,869
M Large Cap Growth Fund	1,280,181	115,488
M Large Cap Value Fund	1,003,882	112,093
Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	20,341	2,049
PIMCO VIT Global Bond Portfolio (Unhedged)—Instutitional Class	437,367	61,986
PIMCO VIT Real Return Portfolio—Institutional Class	186,183	64,541
PIMCO VIT Total Return Portfolio—Institutional Class	1,717,519	309,815
PVC Equity Income Account—Class 1	826,010	107,339
PVC Midcap Account—Class 1	63,876	149,364
Prudential Series Fund-Natural Resources Portfolio—Class II	218,832	53,603
T. Rowe Price® Limited-Term Bond Portfolio	263,894	12,934
Templeton Developing Markets VIP Fund—Class 1	970,625	107,317
Vanguard VIF Capital Growth	1,055,834	176,409
Vanguard VIF Equity Index	2,495,025	718,663
Vanguard VIF High Yield Bond	1,045,095	53,464
Vanguard VIF Mid-Cap Index	1,292,620	129,247
Vanguard VIF REIT Index	275,477	33,259
Vanguard VIF Small Company Growth	765,922	45,754
Vanguard VIF Total Bond Market Index	1,344,293	665,093
Voya Russell Large Cap Growth Index Portfolio—Class I	59,427	104,308
VY Clarion Global Real Estate Portfolio—Class I	156,497	16,045

B-46	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

Note 5—condensed financial information

						For the period or year ended December 31,

Period		Accumulation Units Outstanding, End of Period	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period	Ratio of Investment Income to Average Net Assets(d)(f)	Total Return(b)(h)
TIAA-CREF Life Balanced Sub-Account
2014	(w)	3,206	$25.07	$26.33	$84,403	5.95%	5.01%

TIAA-CREF Life Bond Sub-Account
2014		11,382	25.74	27.15	309,031	1.75	5.47
2013	(o)	3,764	26.08	25.74	96,896	4.20	(1.28)

TIAA-CREF Life Growth Equity Sub-Account
2014		19,138	35.45	39.44	754,900	0.43	11.25
2013	(p)	8,615	26.46	35.45	305,449	0.39	33.98

TIAA-CREF Life Growth & Income Sub-Account
2014		31,196	34.35	38.16	1,190,455	1.07	11.09
2013	(q)	26,936	26.23	34.35	925,291	2.04	30.97

TIAA-CREF Life International Equity Sub-Account
2014		50,596	34.91	32.15	1,626,537	1.91	(7.90)
2013	(o)	18,694	28.67	34.91	652,510	9.43	21.73

TIAA-CREF Life Large-Cap Value Sub-Account
2014		13,492	35.37	38.55	520,088	1.76	8.98
2013	(r)	14,347	28.42	35.37	507,502	3.99	24.45

TIAA-CREF Life Money Market Sub-Account
2014		293,981	25.01	25.01	7,351,647	—	0.00
2013		450,103	25.01	25.01	11,255,808	—	0.01
2012	(i)	221,060	25.00	25.01	5,527,784	0.04	0.02

TIAA-CREF Life Real Estate Securities Sub-Account
2014		10,869	26.32	33.82	367,564	2.05	28.47
2013		7,818	25.84	26.32	205,792	2.56	1.89
2012	(l)	41	25.21	25.84	1,069	20.31	2.49

TIAA-CREF Life Small-Cap Equity Sub-Account
2014		13,412	35.89	38.34	514,268	0.92	6.85
2013		3,235	25.66	35.89	116,084	1.77	39.87
2012	(l)	45	25.00	25.66	1,147	7.32	2.63

TIAA-CREF Life Social Choice Equity Sub-Account
2014		9,754	34.40	38.18	372,363	1.93	10.98
2013	(s)	3,457	31.55	34.40	118,920	8.50	9.02

TIAA-CREF Life Stock Index Sub-Account
2014		79,254	34.46	38.75	3,071,457	2.68	12.46
2013		29,521	25.83	34.46	1,017,306	4.47	33.43
2012	(k)	2,262	25.11	25.83	58,422	12.01	2.85

Delaware VIP Diversified Income Series—Standard Class Sub-Account
2014	(y)	44	25.05	25.05	1,099	—	—

Delaware VIP Small Cap Value Series—Standard Class Sub-Account
2014		35,500	34.31	36.32	1,289,366	0.52	5.86
2013		23,432	25.70	34.31	803,916	0.13	33.51
2012	(l)	162	25.19	25.70	4,164	—	2.03

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-47

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

						For the period or year ended December 31,

Period		Accumulation Units Outstanding, End of Period	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period	Ratio of Investment Income to Average Net Assets(d)(f)	Total Return(b)(h)
DFA VA Global Bond Portfolio Sub-Account
2014		7,368	$25.62	$26.36	$194,221	3.51%	2.88%
2013	(t)	318	25.78	25.62	8,150	0.58	(0.62)

DFA VA Global Moderate Allocation Portfolio Sub-Account
2014	(x)	110,504	26.19	26.48	2,925,864	10.28	1.10

DFA VA International Small Portfolio Sub-Account
2014		30,257	33.39	31.47	952,069	2.69	(5.78)
2013		12,465	26.28	33.39	416,269	4.18	27.07
2012	(j)	2,660	23.37	26.28	69,895	6.59	12.46

DFA VA International Value Portfolio Sub-Account
2014		81,768	33.05	30.69	2,509,100	5.74	(7.16)
2013		36,406	27.17	33.05	1,203,275	4.97	21.65
2012	(j)	3,583	24.24	27.17	97,359	8.05	12.07

DFA VA Short-Term Fixed Portfolio Sub-Account
2014		56,511	25.15	25.19	1,423,414	0.34	0.15
2013	(s)	813	25.14	25.15	20,441	0.91	0.06

DFA VA US Large Value Portfolio Sub-Account
2014		52,793	38.37	41.86	2,209,923	2.53	9.08
2013		20,633	27.25	38.37	791,772	3.68	40.82
2012	(l)	767	26.69	27.25	20,910	8.17	2.12
DFA VA US Targeted Value Portfolio Sub-Account
2014		22,636	39.27	40.72	921,796	1.45	3.71
2013	(u)	6,334	30.27	39.27	248,711	1.70	29.74

M Capital Appreciation Fund Sub-Account
2014		29,058	35.90	40.36	1,172,813	—	12.42
2013		16,605	25.79	35.90	596,146	—	39.20
2012	(m)	215	24.06	25.79	5,549	8.74	7.21

M International Equity Fund Sub-Account
2014		58,713	31.01	28.82	1,691,948	2.98	(7.06)
2013		32,169	26.65	31.01	997,417	4.42	16.32
2012	(m)	1,128	24.59	26.65	30,074	29.06	8.39

M Large Cap Growth Fund Sub-Account
2014		51,378	34.47	37.99	1,951,739	0.06	10.21
2013		24,556	25.32	34.47	846,377	0.91	36.15
2012	(k)	418	24.52	25.32	10,578	—	3.23

M Large Cap Value Fund Sub-Account
2014		43,376	35.17	38.58	1,673,417	1.54	9.68
2013		24,389	26.21	35.17	857,848	4.28	34.22
2012	(m)	156	25.04	26.21	4,098	—	4.67

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account
2014		596	35.23	40.11	23,899	1.90	13.84
2013		142	25.71	35.23	5,016	1.08	37.05
2012	(l)	1	25.35	25.71	34	—	1.43

PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class Sub-Account
2014		18,878	23.84	24.41	460,878	2.66	2.42
2013		4,223	26.01	23.84	100,664	0.96	(8.34)
2012	(l)	343	26.24	26.01	8,910	20.44	(0.88)

B-48	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

						For the period or year ended December 31,

Period		Accumulation Units Outstanding, End of Period	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period	Ratio of Investment Income to Average Net Assets(d)(f)	Total Return(b)(h)
PIMCO VIT Real Return Portfolio—Institutional Class Sub-Account
2014		7,856	$23.92	$24.70	$194,036	1.54%	3.25%
2013		3,000	26.31	23.92	71,763	2.77	(9.08)
2012	(k)	1,212	25.90	26.31	31,902	10.01	1.60

PIMCO VIT Total Return Portfolio—Institutional Class Sub-Account
2014		88,454	25.89	27.04	2,391,892	2.62	4 .44
2013		37,077	26.37	25.89	960,003	2.78	(1.81)
2012	(l)	563	26.19	26.37	14,855	16.71	0.70

PVC Equity Income Account—Class 1 Sub-Account
2014		31,755	32.99	37.22	1,181,771	2.95	12.80
2013		11,903	25.92	32.99	392,690	4.01	27.30
2012	(m)	255	24.97	25.92	6,614	—	3.78

PVC MidCap Account—Class 1 Sub-Account
2014		8,940	35.40	39.99	357,528	0.52	12.99
2013		12,217	26.43	35.40	432,439	2.02	33.93
2012	(m)	154	25.43	26.43	4,065	—	3.94

Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account
2014		9,992	25.51	20.46	204,489	—	(19.79)
2013		3,791	23.25	25.51	96,715	—	9 .76
2012	(l)	340	23.33	23.25	7,899	—	(0.36)

T. Rowe Price® Limited-Term Bond Portfolio Sub-Account
2014		10,697	25.32	25.48	272,585	1.19	0.64
2013		923	25.29	25.32	23,378	1.54	0.13
2012	(n)	556	25.27	25.29	14,066	1.97	0.07

Templeton Developing Markets VIP Fund—Class 1 Sub-Account
2014		54,180	25.46	23.40	1,267,957	1.51	(8.09)
2013		20,087	25.65	25.46	511,466	2.40	(0.73)
2012	(l)	321	24.32	25.65	8,229	—	5.48

Vanguard VIF Capital Growth Sub-Account
2014		52,955	36.63	43.38	2,297,178	0.76	18.43
2013		32,077	26.45	36.63	1,174,981	0.28	38.48
2012	(j)	2,495	25.22	26.45	65,985	—	4.86
Vanguard VIF Equity Index Sub-Account
2014		105,191	31.34	35.57	3,741,427	1.40	13.51
2013	(v)	54,016	26.39	31.34	1,692,626	—	18.73

Vanguard VIF High Yield Bond Sub-Account
2014		52,167	28.22	29.46	1,537,063	4.22	4.40
2013		19,677	27.05	28.22	555,292	0.62	4.35
2012	(l)	1	26.53	27.05	17	—	1.96

Vanguard VIF Mid-Cap Index Sub-Account
2014		46,172	34.48	39.17	1,808,421	0.76	13.59
2013		15,456	25.55	34.48	532,927	0.51	34.93
2012	(j)	2,375	24.18	25.55	60,698	—	5.70

Vanguard VIF REIT Index Sub-Account
2014		15,351	26.12	33.99	521,728	2.75	30.11
2013		8,341	25.53	26.12	217,886	1.75	2.33
2012	(j)	5,916	25.04	25.53	151,025	—	1.93

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-49

Notes to financial statements

concluded

TIAA-CREF Life Separate Account VLI-2

						For the period or year ended December 31,

Period		Accumulation Units Outstanding, End of Period	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period	Ratio of Investment Income to Average Net Assets(d)(f)	Total Return(b)(h)
Vanguard VIF Small Company Growth Sub-Account
2014		23,036	$37.34	$38.61	$889,306	0.18%	3.38%
2013		4,533	25.48	37.34	169,291	0.34	46.54
2012	(j)	1,203	24.24	25.48	30,646	—	5.13

Vanguard VIF Total Bond Market Index Sub-Account
2014		36,476	25.09	26.57	969,179	1.44	5.89
2013		10,631	25.68	25.09	266,750	0.38	(2.29)
2012	(m)	212	25.76	25.68	5,441	—	(0.32)

Voya Russell Large Cap Growth Index Portfolio—Class I Sub-Account
2014		4,560	32.98	37.30	170,094	1.35	13.10
2013		5,791	24.99	32.98	190,979	0.70	32.00
2012	(n)	1,419	25.37	24.99	35,454	—	(1.53)

VY Clarion Global Real Estate Portfolio—Class I Sub-Account
2014		8,143	28.58	32.59	265,430	1.05	14.07
2013		3,743	27.49	28.58	106,948	0.27	3.95
2012	(l)	1	26.36	27.49	35	—	4.29

(b)	Not annualized for periods less than one year.
(d)	Periods less than one year are annualized and are not necessarily indicative of a full year of operations.
(f)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as morality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values of the redemption of units, if any. The recognition of investment income by the Sub-Account is affected by the timing of declaration of dividends by the underlying fund in which the Sub-Account invests.
(h)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period, which is not annualized.
(i)	Sub-Account commenced operations July 5, 2012.
(j)	Sub-Account commenced operations August 8, 2012.
(k)	Sub-Account commenced operations September 5, 2012.
(l)	Sub-Account commenced operations November 1, 2012.
(m)	Sub-Account commenced operations November 12, 2012.
(n)	Sub-Account commenced operations December 18, 2012.
(o)	Sub-Account commenced operations March 21, 2013.
(p)	Sub-Account commenced operations January 18, 2013.
(q)	Sub-Account commenced operations January 9, 2013.
(r)	Sub-Account commenced operations February 27, 2013.
(s)	Sub-Account commenced operations September 16, 2013.
(t)	Sub-Account commenced operations March 18, 2013.
(u)	Sub-Account commenced operations March 7, 2013.
(v)	Sub-Account commenced operations April 24, 2013.
(w)	Sub-Account commenced operations March 28, 2014.
(x)	Sub-Account commenced operations May 21, 2014.
(y)	Sub-Account commenced operations December 31, 2014.

B-50	Statement of Additional Information ■ M Intelligent Survivorship VUL

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-51

Report of management responsibility

April 7, 2015

To the Shareholder of TIAA-CREF Life Insurance Company:

Financial Statements

The accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Department of Financial Services. The financial statements of TIAA-CREF Life have been presented fairly and objectively in accordance with such statutory accounting principles.

The independent auditors of PricewaterhouseCoopers LLP have audited the accompanying statutory-basis financial statements of TIAA-CREF Life for the years ended December 31, 2014, 2013 and 2012. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA-CREF Life’s policy that any management advisory or consulting service, which is not in accordance with TIAA-CREF Life’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion in all material respects on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA-CREF Life Board of Directors meets regularly with management, representatives of the independent accounting firm and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA-CREF Life statutory-basis financial statements, the New York State Department of Financial Services and other state insurance departments regularly examine the operations and financial statements of TIAA-CREF Life as part of their periodic corporate examinations.

Internal Control over Financial Reporting

TIAA-CREF Life’s internal control over financial reporting is a process effected by those charged with governance, management and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with statutory accounting principles. TIAA-CREF Life’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the entity; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with statutory accounting principles, and the receipts and expenditures of the entity are being made only in accordance with authorizations of management and those charged with governance; and (3) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the entity’s assets that could have a material effect on the financial statements.

Management is responsible for establishing and maintaining effective internal control over financial reporting. Management assessed the effectiveness of the entity’s internal control over financial reporting as of December 31, 2014, based on the framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework (2013 Framework). Based on that assessment, management concluded that, as of December 31, 2014, TIAA-CREF Life’s internal control over financial reporting is effective based on the criteria established in Internal Control-Integrated Framework (2013 Framework).

David M. Anderson	Linda S. Dougherty

President and Chief Executive Officer	Vice President and Chief Financial Officer

B-52	Statement of Additional Information ■ M Intelligent Survivorship VUL

Independent auditor’s report

To the Board of Directors of TIAA-CREF Life Insurance Company

We have audited the accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company, which comprise the statutory-basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2014 and 2013 and the related statutory-basis statements of operations, of changes in capital and surplus and of cash flows for each of the three years in the period ended December 31, 2014.

MANAGEMENT’S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

AUDITOR’S RESPONSIBILITY

Our responsibility is to express an opinion on the statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

BASIS FOR ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the statutory-basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2014 and 2013, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2014.

OPINION ON STATUTORY-BASIS OF ACCOUNTING

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2014 and 2013, and the results of its operations, changes in capital and surplus and its cash flows for each of the three years in the period ended December 31, 2014, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 7, 2015

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-53

Statutory—basis statements of admitted assets, liabilities and capital and surplus

TIAA-CREF Life Insurance Company

	December 31,
(in thousands)	2014	2013

ADMITTED ASSETS
Bonds	$4,743,873	$4,105,952
Preferred stocks	183	2,470
Common stocks	607	573
Cash, cash equivalents and short-term investments	90,507	114,882
Contract loans	16,077	10,467
Other long-term investments	10,847	12,773
Investment income due and accrued	43,297	39,261
Federal income tax recoverable from TIAA	86	—
Net deferred federal income tax asset	17,494	11,799
Other assets	56,943	53,881
Separate account assets	4,851,892	3,668,669
Total admitted assets	$9,831,806	$8,020,727

LIABILITIES, CAPITAL AND SURPLUS
Liabilities
Reserves for life and health, annuities and deposit-type contracts	$4,550,556	$3,914,277
Asset valuation reserve	27,305	17,937
Interest maintenance reserve	7,066	7,769
Federal income tax payable	—	2,516
Other amounts payable on reinsurance	28,647	32,088
Other liabilities	25,450	33,566
Separate account liabilities	4,838,207	3,638,741
Total liabilities	9,477,231	7,646,894

Capital and Surplus
Capital (2,500 shares of $1,000 par value common stock issued and outstanding)	2,500	2,500
Additional paid-in capital	357,500	357,500
Surplus (deficit)	(5,425)	13,833
Total capital and surplus	354,575	373,833
Total liabilities, capital and surplus	$9,831,806	$8,020,727

B-54	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to statutory-basis financial statements

Statutory—basis statements of operations

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
	2014	2013	2012
	(in thousands)
REVENUES
Insurance and annuity premiums and other considerations	$677,464	$481,814	$284,892
Net investment income	162,279	150,329	147,749
Commissions and expense allowances on reinsurance ceded	29,581	29,607	12,674
Reserve adjustments on reinsurance ceded	59,209	58,534	9,764
Other revenue	21,788	16,626	9,497
Total revenues	$950,321	$736,910	$464,576

EXPENSES
Policy and contract benefits	$181,624	$118,156	$131,742
Increase in policy and contract reserves	349,405	320,016	128,507
Insurance expenses and taxes (excluding Federal income taxes)	127,947	110,293	83,007
Commissions on premiums	34,937	31,785	5,366
Interest on deposit-type contracts	25,616	26,752	26,374
Net transfers to separate accounts	227,552	143,230	57,976
Other benefits and expenses	16,868	9,020	9,858
Total expenses	$963,949	$759,252	$442,830

Income (loss) before federal income tax and net realized capital gains (losses)	(13,628)	(22,342)	21,746
Federal income tax expense	6,867	6,949	1,243
Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	2,969	(37)	(2,360)
Net income (loss)	$(17,526)	$(29,328)	$18,143

See notes to statutory-basis financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-55

Statutory—basis statements of changes in capital and surplus

TIAA-CREF Life Insurance Company

	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total
	(in thousands)
Balance, December 31, 2011	$2,500	$357,500	$38,385	$398,385
Net income	—	—	18,143	18,143
Net unrealized capital gains on investments	—	—	129	129
Change in asset valuation reserve	—	—	(3,570)	(3,570)
Change in surplus in separate accounts	—	—	1,978	1,978
Change in liability for reinsurance in unauthorized companies	—	—	(1,190)	(1,190)
Change in net deferred income tax	—	—	(7,005)	(7,005)
Change in non-admitted assets:
Deferred federal income tax asset	—	—	7,836	7,836
Deferred premium asset limitation	—	—	(1,775)	(1,775)
Balance, December 31, 2012	$2,500	$357,500	$52,931	$412,931

Net income (loss)	—	—	(29,328)	(29,328)
Net unrealized capital gains on investments	—	—	314	314
Change in asset valuation reserve	—	—	(3,773)	(3,773)
Change in surplus in separate accounts	—	—	(3,680)	(3,680)
Change in liability for reinsurance in unauthorized companies	—	—	(6,837)	(6,837)
Change in net deferred income tax	—	—	16,015	16,015
Change in non-admitted assets:
Deferred federal income tax asset	—	—	(10,488)	(10,488)
Deferred premium asset limitation	—	—	(1,321)	(1,321)
Balance, December 31, 2013	$2,500	$357,500	$13,833	$373,833

Net income (loss)	—	—	(17,526)	(17,526)
Net unrealized capital gains on investments	—	—	54	54
Change in asset valuation reserve	—	—	(9,368)	(9,368)
Change in surplus in separate accounts	—	—	3,663	3,663
Change in liability for reinsurance in unauthorized companies	—	—	(88)	(88)
Change in net deferred income tax	—	—	10,932	10,932
Change in non-admitted assets:
Deferred federal income tax asset	—	—	(5,237)	(5,237)
Deferred premium asset limitation	—	—	(1,638)	(1,638)
Other assets	—	—	(50)	(50)
Balance, December 31, 2014	$2,500	$357,500	$(5,425)	$354,575

B-56	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to statutory-basis financial statements

Statutory—basis statements of cash flows

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2014	2013	2012

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$670,596	$500,895	$288,626
Miscellaneous income	48,947	34,259	19,036
Net investment income	159,529	149,421	146,894
Total Receipts	879,072	684,575	454,556
Policy and contract benefits	120,851	76,543	131,364
Commissions and expenses paid	180,525	150,895	97,489
Federal income tax (benefit) expense	10,636	(4,426)	7,097
Net transfers to separate accounts	228,279	144,632	59,157
Total Disbursements	540,291	367,644	295,107
Net cash from operations	338,781	316,931	159,449

CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	518,847	594,673	484,231
Stocks	2,500	—	5,129
Mortgage loans	—	—	13,726
Other invested assets	2,000	—	—
Net gains or (losses) on cash, cash equivalents and short-term investments	31	12	(8)
Cost of investments acquired:
Bonds	1,135,774	1,014,981	992,311
Net increase in contract loans	5,610	3,338	2,901
Net cash from investments	(618,006)	(423,634)	(492,134)

CASH FROM FINANCING AND OTHER
Net deposits on deposit-type contracts funds	259,540	127,392	317,384
Other cash provided (applied)	(4,690)	6,240	(3,248)
Net cash from financing and other	254,850	133,632	314,136
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(24,375)	26,929	(18,549)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	114,882	87,953	106,502

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$90,507	$114,882	$87,953

See notes to statutory-basis financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-57

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2014

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company (“TIAA-CREF Life” or the “Company”) on May 1, 1998. TIAA-CREF Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918.

The Company issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, funding agreements, book value separate account agreements, term-life insurance and single premium immediate annuities.

Note 2—significant accounting policies

Basis of presentation:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and New York SAP annual statement filed with the Department.

The deferred premium asset limitation results from the Department requiring that any deferred premium asset established along with the corresponding mean reserve should be reduced by the proportionate amount reinsured on a coinsurance basis. Under this approach the deferred premium asset for reinsurance is adjusted based upon the premium mode of the direct policy rather than the premium mode of the reinsurance agreement.

The additional reserve for term conversions results from the Department requiring in Regulation no. 147 (11NYCRR 98) Valuation on Life Insurance Reserves Section 98.4 that for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to antiselection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

	For The Years Ended December 31,
	2014	2013	2012
	(in thousands)
Net Income, New York SAP	$(17,526)	$(29,328)	$18,143
New York SAP Prescribed Practices:
Additional Reserves for:
Term Conversions	330	340	349
Deferred and Payout Annuities issued after 2000	—	—	—
Net Income, NAIC SAP	$(17,196)	$(28,988)	$18,492

Capital and Surplus, New York SAP	$354,575	$373,833	$412,931
New York SAP Prescribed Practices:
Deferred Premium Asset Limitation	30,706	29,068	27,747
Additional Reserves for:
Term Conversions	2,259	1,929	1,589
Deferred and Payout Annuities issued after 2000	1	2	2
Capital and Surplus, NAIC SAP	$387,541	$404,832	$442,269

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows.

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value under GAAP rather than at amortized cost;

•

Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a

B-58	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•	For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings under GAAP rather than as unrealized losses, which is a component of surplus under NAIC SAP;

•	Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings under GAAP rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•	Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP as a direct charge to surplus;

•	The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued under GAAP rather than being expensed when incurred;

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest under GAAP rather than being based on statutory mortality, morbidity and interest requirements;

•	Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•	Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue;

•	Contracts that contain an embedded derivative are not bifurcated between components and are accounted for as part of the host contract, whereas under GAAP, the embedded derivative would be bifurcated from the host contract and accounted for separately;

•	Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP purposes. Transactions recorded as financing under GAAP have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•	When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

The effects of these differences, while not determined, are presumed to be material.

Reclassifications: A reclassification of a prior year amount for amounts payable on reinsurance was made in the Statements of Admitted Assets, Liabilities and Capital and Surplus to conform to the 2014 presentation. The misclassification did not affect net income or surplus previously reported. Management concluded that the misclassification is not material to the previously issued financial statements.

Use of Estimates: The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses at the date of the financial statements. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of other-than-temporary impairments, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-59

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2014

Accounting Policies:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

Bonds: Bonds are stated at amortized cost using the current effective interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities, which the Company has the intent and ability to hold, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI recognized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI for a loan-backed and structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

The fair values for publicly traded long term bond investments are generally determined using prices provided by third party pricing services. For privately placed long term bond investments without readily ascertainable market value, such values are determined with the assistance of independent pricing services utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. The fair values of preferred stocks are determined using prices provided by third party pricing services or valuations from the NAIC. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus as an unrealized gain or loss. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Other Long-term Investments: Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have an NAIC 1 rating designation. The carrying amount of the Company’s investments in surplus notes was, $9,688 thousand and $11,633 thousand at December 31, 2014 and 2013, respectively.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairments by performing analysis between the carrying value and the cost basis of the investments. The Company evaluates recoverability of the asset to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus; (2) non-insurance subsidiaries are stated at the value of

B-60	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase, and are stated at amortized cost.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account. The assets of the separate accounts represent segregated funds administered by the Company for the exclusive benefit of separate account contract holders. Separate account assets are accounted for at fair value, except the Stable Value Separate Account (“SVSA”) which supports book value separate account agreements, in which case the assets are accounted for at amortized cost in accordance with NYDFS guidance. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the relevant period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the end of the relevant period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. The non-admitted portion of the Deferred Federal Income Tax (“DFIT”) asset was $32,123 thousand and $26,886 thousand at December 31, 2014 and 2013, respectively. The non-admitted portion of deferred premium assets was $30,706 thousand and $29,068 thousand at December 31, 2014 and 2013, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations.

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves and determined that its reserves were sufficient to meet its obligations.

Interest Maintenance Reserve: The IMR defers recognition of realized capital gains and losses resulting from changes in the general level of interest rates. These gains and losses are amortized into investment income over the expected remaining life of the investments sold. The IMR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is interest-related if the security’s NAIC rating did not change by more than one classification from the date of purchase to the date of sale, and its NAIC rating was never a 6 during the holding period.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-61

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2014

A realized gain or loss on each preferred stock sold is interest-related if the security did not have an NAIC rating of 4, 5 or 6 at any time during the holding period and the NAIC rating did not change by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold may be interest-related if interest is not more than 90 days past due, not in the process of foreclosure or voluntary conveyance, or the mortgage loan was not restructured over the prior two years.

A realized gain or loss on each derivative investment sold is interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

Asset Valuation Reserve: The AVR is established to offset potential credit-related investment losses from bonds, stocks, mortgage loans, real estate, derivatives and other long-term investments. Changes in AVR are recorded directly to surplus. The AVR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

Realized gains or losses resulting from the sale of U.S. Government securities and securities of agencies which are backed by the full faith and credit of the U.S. Government are exempt from the AVR.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is non-interest-related if the security’s NAIC rating changed by more than one classification from the date of purchase to the date of sale, or its NAIC rating was a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is non-interest-related if the security had an NAIC rating of 4, 5 or 6 at any time during the holding period or the NAIC rating changed by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is non-interest-related if interest is more than 90 days past due, in the process of foreclosure or voluntary conveyance, or the mortgage loan was restructured over the prior two years.

A realized gain or loss on each derivative investment sold is non-interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

OTTI for non-loan-backed and structured securities, stocks, mortgage loans and other long-term investments are considered non-interest related realized losses and included in the AVR calculation.

Note 3—long term bonds, preferred stocks and common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds and preferred stocks at December 31 are shown below (in thousands):

	2014
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$376,839	$9,001	$(3,021)	$382,819
All other governments	18,623	—	(265)	18,358
States, territories & possessions	59,625	2,056	(191)	61,490
Political subdivisions of states, territories, & possessions	11,175	134	(232)	11,077
Special revenue & special assessment, non-guaranteed agencies & government	344,186	13,850	(2,629)	355,407
Industrial & miscellaneous	3,918,679	213,713	(18,154)	4,114,238
Credit tenant loans	6,449	645	—	7,094
Hybrids	8,297	153	—	8,450
Total bonds	4,743,873	239,552	(24,492)	4,958,933
Preferred stocks	183	1,497	—	1,680
Total bonds and preferred stocks	$4,744,056	$241,049	$(24,492)	$4,960,613

B-62	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

	2013
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:	(in thousands)
U.S. governments	$279,098	$6,748	$(8,860)	$276,986
All other governments	19,402	—	(443)	18,959
States, territories & possessions	38,287	357	(1,666)	36,978
Political subdivisions of states, territories, & possessions	13,727	71	(860)	12,938
Special revenue & special assessment, non-guaranteed agencies & government	322,629	13,348	(7,113)	328,864
Industrial & miscellaneous	3,417,454	111,127	(55,722)	3,472,859
Credit tenant loans	7,046	704	—	7,750
Hybrids	8,309	123	—	8,432
Total bonds	4,105,952	132,478	(74,664)	4,163,766
Preferred stocks	2,470	3,859	—	6,329
Total bonds and preferred stocks	$4,108,422	$136,337	$(74,664)	$4,170,095

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators, ratings agencies and various public sources; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations; and (h) the potential for impairment based on an estimated discounted cash flow analysis for loan-backed and structured securities. Where impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

Unrealized Losses on Bonds and Preferred Stocks: The gross unrealized losses and estimated fair values for bonds and preferred stocks by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in thousands):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2014
All other bonds	$488,980	$(8,767)	$480,213	$490,794	$(12,506)	$478,288
Loaned-backed and structured bonds	30,151	(96)	30,055	116,447	(3,123)	113,324
Total bonds	$519,131	$(8,863)	$510,268	$607,241	$(15,629)	$591,612
Preferred stocks	—	—	—	—	—	—
Total bonds and preferred stocks	$519,131	$(8,863)	$510,268	$607,241	$(15,629)	$591,612

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2013	(in thousands)
All other bonds	$1,400,475	$(58,205)	$1,342,270	$112,629	$(9,430)	$103,199
Loaned-backed and structured bonds	150,655	(4,630)	146,025	33,140	(2,399)	30,741
Total bonds	$1,551,130	$(62,835)	$1,488,295	$145,769	$(11,829)	$133,940
Preferred stocks	—	—	—	—	—	—
Total bonds and preferred stocks	$1,551,130	$(62,835)	$1,488,295	$145,769	$(11,829)	$133,940

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-63

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2014

As of December 31, 2014, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in oil and gas (56%), mining (17%) and manufacturing (9%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2014, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in mining (20%), U.S. and other governments (18%), and residential mortgage-backed securities (17%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2013, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in manufacturing (19%), U.S. and other governments (12%) and public utilities (11%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2013, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in communication (27%), U.S. and other governments (14%), and commercial mortgage-backed securities (12%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other-than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date (dollars in thousands):

	December 31, 2014			December 31, 2013
	Carrying Value	% of Total	Estimated Fair Value	Carrying Value	% of Total	Estimated Fair Value
Due in one year or less	$274,922	5.8%	$277,845	$355,309	8.7%	$359,893
Due after one year through five years	1,419,864	29.9	1,441,372	1,354,124	33.0	1,378,917
Due after five years through ten years	1,224,277	25.8	1,262,722	1,002,342	24.4	1,003,560
Due after ten years	1,302,832	27.5	1,437,790	937,191	22.8	951,935
Subtotal	4,221,895	89.0	4,419,729	3,648,966	88.9	3,694,305
Residential mortgage-backed securities	293,170	6.2	302,739	266,957	6.5	276,293
Commercial mortgage-backed securities	113,715	2.4	117,285	80,522	1.9	80,900
Asset-backed securities	115,093	2.4	119,180	109,507	2.7	112,268
Subtotal	521,978	11.0	539,204	456,986	11.1	469,461
Total	$4,743,873	100.0%	$4,958,933	$4,105,952	100.0%	$4,163,766

For the year ended December 31, 2014, the preceding table includes no NAIC 6 long-term bond investments.

For the year ended December 31, 2014, the preceding table includes sub-prime mortgage investments totaling $8,407 thousand under residential mortgage-backed securities. $6,624 thousand or 79% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

For the year ended December 31, 2013, the preceding table includes no NAIC 6 long-term bond investments.

For the year ended December 31, 2013, the preceding table includes sub-prime mortgage investments totaling $10,456 thousand under residential mortgage-backed securities. 100% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2014	2013
Manufacturing	24.5%	23.6%
Finance and financial services	15.3	16.5
Public utilities	12.2	12.3
Oil and gas	7.7	8.6
U.S. and other governments	7.1	5.7
Residential mortgage-backed securities	6.2	6.5
Transportation	5.5	4.2
Communication	3.9	4.0

B-64	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

	2014	2013
Mining	3.8	4.4
Services	3.2	2.6
Revenue and Special Obligation	2.7	2.7
Commercial mortgage backed securities	2.4	2.0
Asset Backed Securities	2.4	2.7
Real estate investment trusts	1.9	2.3
Retail and wholesale trade	1.2	1.9
Total	100.0%	100.0%

Exchanges: The Company acquired bonds and stocks through exchanges aggregating $67,455 thousand and $120,379 thousand during the years ended December 31, 2014 and 2013, respectively. When exchanging securities, through non-monetary transactions, the Company generally accounts for assets at their fair value with any gains or losses realized at the date of exchange, unless a SEC Rule 144A security is exchanged for an equivalent unrestricted security. In these instances, the unrestricted security is recorded at the carrying value of the original 144A security.

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

The following represents OTTI on securities with the intent to sell or the inability to retain for the year ended December 31, 2014 (in thousands):

	1	2		3
	Amortized Cost Basis Before OTTI	OTTI Recognized in Loss
		2a Interest	2b Non-interest	Fair Value 1-(2a+2b)
OTTI recognized
a. Intent to sell	$2,922	$—	$72	$2,850
b. Inability to retain	—	—	—	—
Total	$2,922	$—	$72	$2,850

The Company had no OTTI on securities which it lacked the ability to hold or had the intent to sell for the year ended December 31, 2013.

The following table represents loan-backed and structured securities currently held by the Company that recognized OTTI as of December 31, 2014 (in thousands):

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
126171AQ0	$2,922	$—	[1]	$(72)	$2,850	$2,850	03/31/2014
Total				$(72)

¹	Impairment based on fair value.

The Company had no loan-backed or structured securities where the present value of cash flows expected to be collected was less than amortized cost and did not recognize any OTTI for the year ended December 31, 2013.

Other disclosures:

At December 31, 2014 and 2013, the carrying value of common stock denominated in foreign currency was $607 thousand and $573 thousand, respectively. The Company had no bonds denominated in foreign currency as of December 31, 2014 or 2013.

Debt securities amounting to approximately $8,242 thousand and $8,324 thousand at December 31, 2014 and 2013, respectively, were on deposit with governmental authorities or trustees, as required by law.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-65

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2014

The following table represents structured notes as of December 31, 2014 (in thousands):

CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
478373AA1	$7,159	$6,966	$7,071	No
Total	$7,159	$6,966	$7,071

Note 4—subsidiaries and affiliates

TIAA-CREF Life Insurance Agency, LLC (“Agency”) is the sole operating subsidiary of TIAA-CREF Life. The Company has no investments in subsidiary, controlled and affiliated entities that exceed 10% of its admitted assets. Agency’s carrying value of $1,159 thousand and $1,140 thousand at December 31, 2014 and 2013, respectively, is included in other long-term investments on the statutory-basis statements of admitted assets, liabilities and capital and surplus. The carrying value of Agency was not audited and only the cash balance in Agency was admitted in the Company’s balance sheet for the years ended December 31, 2014 or 2013.

At December 31, 2014 and 2013, respectively, the Company reported $13,100 thousand and $14,254 thousand as amounts due to parent, subsidiaries and affiliates.

Note 5—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, were as follows (in thousands):

	2014	2013	2012
Bonds	$163,914	$151,290	$145,961
Stocks	167	151	385
Mortgage loans	—	—	496
Cash, cash equivalents and short-term investments	33	28	441
Contract loans	594	400	259
Other long-term investments	798	781	788
Total gross investment income	$165,506	$152,650	$148,330
Less investment expenses	(4,471)	(3,846)	(2,831)
Net investment income before amortization of IMR	161,035	148,804	145,499
Amortization of IMR	1,244	1,525	2,250
Net investment income	$162,279	$150,329	$147,749

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions of investments and write-downs due to OTTI for the years ended December 31 were as follows (in thousands):

	2014	2013	2012
Bonds	$4,434	$3,031	$(2,804)
Stocks	212	—	256
Cash, cash equivalent and short-term investments	31	13	(7)
Total before capital gain (loss) tax and transfers to IMR	4,677	3,044	(2,555)
Transfers to IMR	(540)	(2,360)	(2,757)
Capital loss tax benefit (expense)	(1,168)	(721)	2,952
Net realized capital gains (losses) less capital gains tax, after transfers to IMR	$2,969	$(37)	$(2,360)

Gross gains on long-term bonds of $4,719 thousand, $4,605 thousand and $5,668 thousand and gross losses on long-term bonds, excluding impairments considered to be other-than-temporary, of $213 thousand, $698 thousand and $184 thousand were realized during 2014, 2013 and 2012, respectively.

Write-downs of investments resulting from OTTI, included in the preceding table, were as follows for the years ended December 31 (in thousands):

	2014	2013	2012
Other-than-temporary impairments:
Bonds	$72	$876	$8,287
Total	$72	$876	$8,287

B-66	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Proceeds from sales of long-term bond investments during 2014, 2013 and 2012 were $39,351 thousand, $66,840 thousand and $199,747 thousand, respectively.

Note 6—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2014 (in thousands):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets:
Bonds	$4,958,933	$4,743,873	$—	$4,951,439	$7,494	$—
Common Stock	607	607	607	—	—	—
Preferred Stock	1,680	183	1,680	—	—	—
Separate Accounts	4,846,688	4,851,892	1,714,724	3,131,964	—	—
Contract Loans	16,077	16,077	—	—	16,077	—
Cash, Cash Equivalent and Short Term Investments	90,507	90,507	62,515	27,992	—	—
Total	$9,914,492	$9,703,139	$1,779,526	$8,111,395	$23,571	$—

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Liabilities:			(in thousands)
Deposit-type Contracts	$2,298,473	$2,298,473	$—	$—	$2,298,473	$—
Separate Account	4,838,207	4,838,207	—	—	4,838,207	—
Total	$7,136,680	$7,136,680	$—	$—	$7,136,680	$—

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-67

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2014

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2013 (in thousands):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets:
Bonds	$4,163,766	$4,105,952	$—	$4,148,745	$15,021	$—
Common Stock	573	573	573	—	—	—
Preferred Stock	6,329	2,470	6,329	—	—	—
Separate Accounts	3,657,612	3,668,669	1,376,020	2,281,592	—	—
Contract Loans	10,467	10,467	—	—	10,467	—
Cash, Cash Equivalent and Short Term Investments	114,886	114,882	34,304	80,582	—	—
Total	$7,953,633	$7,903,013	$1,417,226	$6,510,919	$25,488	$—

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Liabilities:
Deposit-type Contracts	$2,013,451	$2,013,451	$—	$—	$2,013,451	$—
Separate Account	3,638,741	3,638,741	—	—	3,638,741	—
Total	$5,652,192	$5,652,192	$—	$—	$5,652,192	$—

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2014 and 2013. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Assets and liabilities measured and reported at fair value

The Company’s financial assets and liabilities measured and reported at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs that are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

B-68	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

Financial assets and liabilities measured and reported at fair value

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value at December 31 (in thousands):

	2014
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common Stock
Industrial and miscellaneous	$607	$—	$—	$607
Separate accounts assets, net	1,645,363	45,450	—	1,690,813
Total assets at fair value	$1,645,970	$45,450	$—	$1,691,420

Total liabilities at fair value	$—	$—	$—	$—

	2013
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common Stock
Industrial and miscellaneous	$573	$—	$—	$573
Separate accounts assets, net	1,309,909	79,037	—	1,388,946
Total assets at fair value	$1,310,482	$79,037	$—	$1,389,519

Total liabilities at fair value	$—	$—	$—	$—

For assets and liabilities held at December 31, 2014 and 2013, the Company had no transfers between Level 1 and Level 2 of the fair value hierarchy. The Company’s policy is to recognize transfers between levels at the actual date of the event or change in circumstances that caused the transfer.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stocks and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange traded equities.

Level 2 financial instruments

Separate account assets in Level 2 consist principally of corporate bonds, short term government agency notes and commercial paper.

Level 3 financial instruments

There are no securities measured and reported at fair value in Level 3 as of December 31, 2014 and 2013.

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because such instruments do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Company will determine the fair value internally using tools such as matrix pricing models. Such models estimate fair value using discounted cash flows at a market yield considering the appropriate Treasury rate plus a spread. The spread is derived by reference to similar securities, and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. The Company assesses the significance of unobservable inputs for each security priced internally and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

At December 31, 2014 and 2013, there were no assets or liabilities measured and reported at fair value using Level 3 inputs. The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-69

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2014

Note 7—restricted assets

The following table provides information on amounts and the nature of assets pledged to others as collateral or otherwise restricted by the Company (dollars in thousands):

	Gross Restricted								Percentage
	12/31/2014
	1	2	3	4	5	6	7	8	9	10
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states	$8,242	$—	$—	$—	$8,242	$8,324	$(82)	$8,242	0.084%	0.084%
Total Restricted Assets	$8,242	$—	$—	$—	$8,242	$8,324	$(82)	$8,242	0.084%	0.084%

	Gross Restricted								Percentage
	12/31/2013
	1	2	3	4	5	6	7	8	9	10
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states	$8,324	$—	$—	$—	$8,324	$8,402	$(78)	$8,324	0.103%	0.104%
Total restricted assets	$8,324	$—	$—	$—	$8,324	$8,402	$(78)	$8,324	0.103%	0.104%

Note 8—separate accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2014, the Company reported separate account assets and liabilities for the following products: Variable Life, Variable Annuity, Fixed Annuity, Group Life and Group Annuity.

The Company’s Separate Account VLI-1 (“VLI-1”) is a unit investment trust and was organized on May 23, 2001, and established under New York Law for the purpose of issuing and funding flexible premium variable universal life insurance policies. The assets of this account are carried at fair value.

The Company’s Separate Account VLI-2 (“VLI-2”) is a unit investment trust and was organized on February 15, 2012 and established under New York Law for the purpose of issuing and funding group and individual variable life insurance policies. The assets of this account are carried at fair value.

The Company’s Separate Account VA-1 (“VA-1”) was established on July 27, 1998 to fund individual non-qualified variable annuities. VA-1 is registered with the Securities and Exchange Commission (the “Commission”) as a unit investment trust under the Investment Company Act of 1940. The assets of this account are carried at fair value.

The Company’s Separate Account MVA-1 (“MVA-1”) was established on July 23, 2008, as a non-unitized Separate Account that supports flexible premium deferred fixed annuity contracts subject to withdrawal charges and a market value adjustment feature. The assets of this account are carried at fair value. During 2014, the Company redeemed $20 million of seed money from the Separate Account.

The Company’s Stable Value Separate Account-1 (“SVSA-1”) was established on May 14, 2012 as a non-unitized guaranteed separate account that supports book value separate account agreement contracts issued to certain externally managed stable value funds. The assets of this account are carried at amortized cost.

The Company’s Stable Value Separate Account-2 (“SVSA-2”) was established on May 21, 2012 as a non-unitized guaranteed separate account that supports book value separate account agreement contracts issued to certain externally managed stable value funds. The assets of this account are carried at amortized cost.

The Company’s Stable Value Separate Account-3 (“SVSA-3”) was established on November 13, 2013 as a non-unitized guaranteed separate account that supports book value separate account agreement contracts issued to certain externally managed stable value funds. The assets of this account are carried at amortized cost.

B-70	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

SVSA accounts support contracts issued as one of several vehicles for stable value funds. Participant withdrawals from the stable value fund are typically funded through the stable value fund’s cash buffer account which is held outside of the contract. . In the event that the stable value fund’s cash buffer account is insufficient to pay participant and plan sponsor withdrawals, the sponsor of the stable value fund may request that the Company’s pro-rata share of such excess amounts be paid from the Company’s contract. Certain participant withdrawals requested from the Company’s contract are paid at book value and others are paid at the lesser of book value or market value. Plan Sponsor withdrawals from the stable value fund are typically paid (to the extent the fund’s cash buffer account is insufficient) at book value as long as 12 months advance notice is provided by the plan sponsor.

SVSA contracts utilize an interest crediting formula that includes a guaranteed crediting rate adjusted for the market value of the separate account assets over a period reflecting the duration of such assets.

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classifications of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TC Life VLI—1	Variable Life	Section 4240 of the New York Insurance Law
TC Life VLI—2	Variable Life	Section 4240 of the New York Insurance Law
TC Life VA—1	Variable Annuity	Section 4240 of the New York Insurance Law
TC Life MVA—1	Fixed Annuity	Section 4240 of the New York Insurance Law
TC Life SVSA—1	Group Annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law
TC Life SVSA—2	Group Annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law
TC Life SVSA—3	Group Annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law

In accordance with the provisions of the separate account products, some assets are considered legally insulated while others are not legally insulated from the general account. Legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, the Company’s Separate Account assets included both assets legally insulated and not legally insulated from the general account as follows (in thousands):

	2014		2013
	Separate Account Assets		Separate Account Assets
Product	Legally Insulated	Not Legally Insulated	Legally Insulated	Not Legally Insulated
TC Life VLI -1	$99,979	$—	$83,355	$—
TC Life VLI—2	53,634	—	29,494	—
TC Life VA—1	1,484,466	—	1,189,555	—
TC Life MVA—1	—	52,734	—	86,542
TC Life SVSA—1	1,270,479	—	1,014,856	—
TC Life SVSA—2	784,300	—	514,387	—
TC Life SVSA—3	1,106,300	—	750,480	—
Total	$4,799,158	$52,734	$3,582,127	$86,542

In accordance with the specific rules for products recorded within the separate account, some separate account liabilities are guaranteed by the general account.

As of December 31, 2014 and 2013, the general account of the Company had a maximum guarantee for separate account liabilities of $2,323 thousand and $1,945 thousand, respectively. The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charges. The separate accounts had no reserves for asset default risk that were recorded in lieu of contributions to AVR.

As of December 31, 2014, the general account of the Company had paid (received) $(401) thousand towards separate account guarantees. The total separate account guarantees paid (received) by the general account for the preceding four years ending at December 31, are as following (in thousands):

2013	$(11)
2012	$203
2011	$197
2010	$111

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-71

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2014

Although the Company owns the assets of these separate accounts, the separate accounts’ income, investment gains and investment losses are credited to or charged against the assets of the separate accounts without regard to the Company’s other income, gains or losses.

Information regarding separate accounts of the Company is as follows (in thousands):

	December 31, 2014
	Non-indexed Guarantee less than or equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$824,282	$—	$354,973	$1,179,255
Reserves at 12/31/2014 for accounts with assets at:
Fair value	$22,325	$20,792	$1,635,095	$1,678,212
Amortized cost	3,115,288	—	—	3,115,288
Total reserves	$3,137,613	$20,792	$1,635,095	$4,793,500

By withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$22,325	$20,792	$—	$43,117
At fair value	3,115,288	—	1,635,095	4,750,383
At book value without fair value adjustment and with current surrender charge less than 5%	—	—	—	—
Total reserves	$3,137,613	$20,792	$1,635,095	$4,793,500

	December 31, 2013
	Non-indexed Guarantee less than or equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$1,540,355	$—	$247,444	$1,787,799
Reserves at 12/31/2013 for accounts with assets at:
Fair value	$34,473	$22,367	$1,300,243	$1,357,083
Amortized cost	2,269,111	—	—	2,269,111
Total reserves	$2,303,584	$22,367	$1,300,243	$3,626,194

By withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$34,473	$22,367	$—	$56,840
At fair value	2,269,111	—	1,300,243	3,569,354
At book value without fair value adjustment and with current surrender charge less than 5%	—	—	—	—
Total reserves	$2,303,584	$22,367	$1,300,243	$3,626,194

	December 31, 2012
	Non-indexed Guarantee less than or equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
	(in thousands)
Premiums, considerations or deposits	$726,731	$—	$152,204	$878,935
Reserves at 12/31/2012 for accounts with assets at:
Fair value	$35,999	$24,499	$952,048	$1,012,546
Amortized cost	728,526	—	—	728,526
Total reserves	$764,525	$24,499	$952,048	$1,741,072

By withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$32,123	$24,214	$—	$56,337
At fair value	728,526	—	952,048	1,680,574
At book value without fair value adjustment and with current surrender charge less than 5%	3,876	285	—	4,161
Total reserves	$764,525	$24,499	$952,048	$1,741,072

B-72	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in thousands):

	2014	2013	2012
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$366,901	$266,154	$167,500
Transfers from Separate Accounts	(139,173)	(122,691)	(109,352)
Net transfers to Separate Accounts	227,728	143,463	58,148

Reconciling Adjustments:
Fund transfer exchange gain (loss)	(177)	(233)	(172)
Transfers as reported in the Statements of Operations of the Life, Accident & Health Annual Statement	$227,551	$143,230	$57,976

Note 9—related party transactions

The majority of services for the operation of the Company are provided at cost by TIAA pursuant to a Service Agreement. Expense reimbursement payments under the Service Agreement are made monthly by TIAA-CREF Life to TIAA based on TIAA’s costs for providing such services. The Company also reimburses TIAA, at cost, on a monthly basis for certain investment management services, according to the terms of an Investment Management Agreement. Reimbursements of $105,472 thousand, $91,136 thousand and $71,383 thousand were made to TIAA for the years ended December 31, 2014, 2013 and 2012, respectively.

Teachers Advisors, Inc. (“Advisors”), a subsidiary of TIAA-CREF Asset Management LLC (“TCAM”), which is an indirectly owned subsidiary of TIAA, provides investment advisory services and other administrative services for the TIAA-CREF Life Separate Accounts in accordance with an Investment Management Agreement. Teachers Personal Investors Services, Inc. (“TPIS”), a subsidiary of TCAM and TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, are authorized to distribute contracts for the Separate Accounts. Reimbursement for services of $3,798 thousand, $2,229 thousand and $702 thousand were made to Advisors for the years ended December 31, 2014, 2013 and 2012, respectively.

Effective May 1, 2012, the Company reimbursed TPIS and Services, on an at cost basis, for distribution services for variable life and after tax annuities. Expenses associated with the distribution services agreement were $14,265 thousand, $11,807 thousand and $7,062 thousand for the years ended December 31, 2014, 2013 and 2012, respectively.

Services for certain funding agreements for qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of TCAM, is the program manager, are provided to TIAA-CREF Life by TFI pursuant to a service agreement between the Company and TFI. Payments associated with this service agreement were $8,724 thousand, $8,754 thousand and $6,544 thousand for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength ratings at least the same as TIAA’s rating. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA.

The Company maintains a $100.0 million unsecured 364-day revolving line of credit with TIAA. This line has an expiration date of July 13, 2015. As of December 31, 2014, $30.0 million of this facility was maintained on a committed basis for which the Company paid a commitment fee of 6.0 basis points on the unused committed amount. During the period ending December 31, 2014, 56 draw-downs totaling $181.5 million were made under this line of credit arrangement with no outstanding balance at December 31, 2014.

Note 10—federal income taxes

The Company has exceeded the highest RBC threshold level which allows the Company to apply the smallest limitations to admit deferred tax assets under SSAP 101. The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. As of December 31, 2014 and December 31, 2013, the Company has not recorded a valuation allowance on deferred tax assets.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-73

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2014

The components of Net Deferred Tax Assets (“DTA”) and Deferred Tax Liabilities (“DTL”) at December 31 are as follows (in thousands):

	12/31/2014			12/31/2013			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
a) Gross Deferred Tax Assets	$47,252	$4,692	$51,944	$36,627	$6,218	$42,845	$10,625	$(1,526)	$9,099
b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—
c) Adjusted Gross Deferred Tax Assets (a–b)	47,252	4,692	51,944	36,627	6,218	42,845	10,625	(1,526)	9,099
d) Deferred Tax Assets Non-admitted	29,101	3,022	32,123	22,078	4,808	26,886	7,023	(1,786)	5,237
e) Subtotal Net Admitted Deferred Tax Asset (c-d)	18,151	1,670	19,821	14,549	1,410	15,959	3,602	260	3,862
f) Deferred Tax Liabilities	1,263	1,064	2,327	2,750	1,410	4,160	(1,487)	(346)	(1,833)
g) Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) (e–f)	$16,888	$606	$17,494	$11,799	$—	$11,799	$5,089	$606	$5,695

	12/31/2014			12/31/2013			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 101 (in thousands)
a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$16,337	$606	$16,943	$11,799	$—	$11,799	$ 4,538	$ 606	$ 5,144
b) Adjusted Gross DTA Expected To Be Realized (Excluding The Amount of DTA From 2(a) above After Application of the Threshold Limitation.(The Lesser of (b)1 and (b)2 below)	551	—	551	—	—	—	551	—	551
1. Adjusted Gross DTA Expected to be Realized Following the Balance Sheet Date	551	—	551	—	—	—	551	—	551
2. Adjusted Gross DTA Allowed per Limitation Threshold	—	—	—	—	—	—	—	—	—
c) Adjusted Gross DTA (Excluding The Amount of DTA From (a) and (b) above) Offset by Gross DTL	1,263	1,064	2,327	2,750	1,410	4,160	(1,487)	(346)	(1,833)
d) DTA Admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$18,151	$1,670	$19,821	$14,549	$1,410	$15,959	$ 3,602	$ 260	$ 3,862

(a) Ratio Percentage Used to Determine Recovery Period and Threshold limitation Amount	914%	891%
(b) Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation In (b)2 Above (in thousands)	$343,059	$391,771

Impact of Tax Planning Strategies: (dollars in thousands)

	12/31/2014		12/31/2013		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2-4) Capital
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage.
1. Adjusted Gross DTAs amount from Note 9A1 (c)	$47,252	$4,692	$36,627	$6,218	$10,625	$(1,526)
2. Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
3. Net admitted Adjusted Gross DTAs amount from Note 9A1 (e)	$18,151	$1,670	$14,549	$1,410	$3,602	$260
4. Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

The Company does not use reinsurance in its tax-planning strategy.

B-74	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

Current income taxes incurred consist of the following major components (in thousands):

	12/31/2014	12/31/2013	12/31/2012
Current Income Tax:
Federal income taxes expense	$7,074	$7,007	$1,240
Foreign taxes	—	—	—
Subtotal	7,074	7,007	1,240
Federal income taxes expense (benefit) on capital gains (losses)	1,322	720	(2,844)
Other	(362)	(57)	(106)
Federal and foreign income taxes expense (benefit)	$8,034	$7,670	$(1,710)

	12/31/2014	12/31/2013	Change
Deferred Tax Assets:
Ordinary
Policyholder reserves	$12,216	$12,214	$2
Deferred acquisition costs	31,809	21,210	10,599
Unauthorized reinsurance	2,840	2,809	31
Other (including items < 5% of total ordinary tax assets	387	394	(7)
Subtotal	47,252	36,627	10,625
Non-admitted	29,101	22,078	7,023
Admitted ordinary deferred tax assets	$18,151	$14,549	$3,602

Capital
Investments	$4,692	$6,218	$(1,526)
Net capital loss carry-forward	—	—	—
Subtotal	4,692	6,218	(1,526)
Statutory valuation allowance (“SVA”) adjustment	—	—	—
Non-admitted	3,022	4,808	(1,786)
Admitted capital deferred tax assets	1,670	1,410	260
Admitted deferred tax assets	$19,821	$15,959	$3,862

Deferred Tax Liabilities:
Ordinary
Investments	$1,263	$2,750	$(1,487)
Capital	1,064	1,410	(346)
Deferred tax liabilities	$2,327	$4,160	$(1,833)

Net Deferred Tax Assets / Liabilities:
Assets/Liabilities	$17,494	$11,799	$5,695

The change in the net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the Change in Non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement) for the years ended December 31 (in thousands):

	2014	2013	Change
Total deferred tax assets	$51,944	$42,845	$9,099
Total deferred tax liabilities	(2,327)	(4,160)	1,833
Net deferred tax assets/liabilities	49,617	38,685	10,932
Statutory valuation allowance adjustment	—	—	—
Net deferred tax assets/liabilities after SVA	$49,617	$38,685	$10,932

Tax effect of unrealized gains/(losses)			—
Statutory valuation allowance adjustment allocated to unrealized			—
Other intra-period allocation of deferred tax movement			—
Change in net deferred income tax (charge) benefit			$10,932

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-75

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2014

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2014 are as follows (dollars in thousands):

Description	Amount	Effective Tax Rate
Provision computed at statutory rate	$(3,133)	35.00%
Dividends received deduction	(147)	1.64
Dividends-prior year adjustment	383	(4.28)
Amortization of interest maintenance reserve	(435)	4.86
Tax on unrealized gains	1,639	(18.31)
Other interest maintenance reserve	198	(2.21)
Prior year true-up	64	(0.71)
Other	(34)	0.38
Total	$(1,465)	16.37%

Federal and foreign income tax incurred	$8,034	(89.75)%
Unauthorized reinsurance	31	(0.35)
Change in net deferred income tax charge (benefit)	(10,932)	122.13
Tax effect on unrealized capital gain	341	(3.81)
807(f) 10-year spread adjustment	97	(1.08)
Market discount deferred adjustment	964	(10.77)
Total statutory income taxes	$(1,465)	16.37%

At December 31, 2014, the Company had no net operating loss carry forwards or capital loss carry forwards.

Income tax, ordinary and capital available for recoupment from its parent, TIAA, in the event of future net losses include (in thousands):

Year Incurred	Ordinary	Capital	Total
2012	$1,182	$—	$1,182
2013	6,800	565	7,365
2014	7,074	1,322	8,396
Total	$15,056	$1,887	$16,943

There were no deposits reported as admitted assets under IRC Section 6603.

The Company files a consolidated federal income tax return with its parent, TIAA and its affiliates:

1) Teachers Insurance and Annuity Association

2) Dan Properties, Inc.

3) JV Georgia One, Inc.

4) JWL Properties, Inc.

5) ND Properties, Inc.

6) TCT Holdings, Inc.

7) Teachers Advisors, Inc.

8) Teachers Personal Investors Service, Inc.

9) T-Investment Properties Corp.

10) TIAA-CREF Tuition Financing, Inc.

11) TIAA-CREF Trust Company, FSB

12) 730 Texas Forest Holdings, Inc.

13) T-C Sports Co., Inc.

14) TIAA Board of Overseers

15) TIAA Park Evanston, Inc.

16) Oleum Holding Company, Inc.

17) Covariance Capital Management, Inc.

18) T-C SP, Inc.

19) GreenWood Resources, Inc.

20) Terra Land Company

21) Westchester Group Asset Management, Inc.

22) Westchester Group Farm Management, Inc.

B-76	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

23) Westchester Group Real Estate, Inc.

24) T-C Pepper Building GP, LLC

25) T-C 1619 Walnut Street GP, LLC

26) Nuveen Asia Investments, Inc.

27) Nuveen Holdings, Inc.

28) Nuveen Investment Solutions, Inc.

29) Nuveen Investments Advisors, Inc.

30) Rittenhouse Asset Management, Inc.

31) Nuveen Investments Holdings, Inc.

32) Nuveen Investments, Inc.

33) Nuveen Securities, LLC

34) Nuveen Investments Institutional Services Group, LLC

35) TIAA-CREF Asset Management Finance Company, LLC

36) T-C Europe Holding Inc.

37) Westchester Group Investment Management, Inc.

38) Westchester Group Investment Management Holding Company Inc.

The consolidating companies participate in a tax-sharing agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

The Company had no federal or foreign income tax loss contingencies as determined in accordance with SSAP No. 5R. Liabilities, Contingencies and Impairments of Assets, with the modifications provided in SSAP No. 101, Income Taxes – A Replacement of SSAP No. 10R and SSAP No. 10, for which it is reasonably possible that the total liability will significantly increase within 12 months of the reporting date.

The Company’s tax years 2007 through 2014 are open to examination and the IRS is currently examining tax years 2007, 2008 and 2009.

Note 11—pension plan and postretirement benefits

The Company has no employees. The Company’s parent, TIAA, allocates employee benefit expenses based on salaries attributable to the Company. The Company’s share of net expense for the qualified defined contribution plan was approximately $2,885 thousand, $2,499 thousand and $2,022 thousand for the years ended December 31, 2014, 2013 and 2012, respectively and for other postretirement benefit plans was $429 thousand, $696 thousand and $463 thousand for the years ended December 31, 2014, 2013 and 2012, respectively.

Note 12—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 (“AG43”) for variable annuity products and Actuarial Guideline 33 for all other products.

Based on the asset adequacy and AG43 analyses, the Company maintained additional reserve at the same level of $30 million for both 2014 and 2013, respectively. On this basis, it was determined that the Company’s reserves were sufficient to meet its obligations.

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves were sufficient to meet its obligations.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-77

Notes to statutory—basis financial statements

TIAA-CREF Life Insurance Company  ■  December 31, 2014

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31 are as follows (dollars in thousands):

2014	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$43,117	$—	$43,117	0.5%
At book value less current surrender charge of 5% or more	2,043	—	—	2,043	—
At fair value	—	3,115,287	1,484,854	4,600,141	55.6
Total with adjustment or at fair value	$2,043	$3,158,404	$1,484,854	$4,645,301	56.1%
At book value without adjustment (minimal or no charge or adjustment)	3,527,228	—	—	3,527,228	42.6
Not subject to discretionary withdrawal	105,674	—	—	105,674	1.3
Total (gross)	$3,634,945	$3,158,404	$1,484,854	$8,278,203	100.0%
Reinsurance ceded	—	—	—	—
Total (net)	$3,634,945	$3,158,404	$1,484,854	$8,278,203

2013	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$56,840	$—	$56,840	0.8%
At book value less current surrender charge of 5% or more	665	—	—	665	—
At fair value	—	2,269,110	1,189,810	3,458,920	50.3
Total with adjustment or at fair value	$665	$2,325,950	$1,189,810	$3,516,425	51.1%
At book value without adjustment (minimal or no charge or adjustment)	3,253,987	—	—	3,253,987	47.3
Not subject to discretionary withdrawal	108,691	—	—	108,691	1.6
Total (gross)	$3,363,343	$2,325,950	$1,189,810	$6,879,103	100.0%
Reinsurance ceded	—	—	—	—
Total (net)	$3,363,343	$2,325,950	$1,189,810	$6,879,103

Annuity reserves and deposit-type contract funds for the year ended December 31 are as follows (in thousands):

	2014	2013
General Account:
Total annuities (excluding supplementary contracts with life contingencies)	$1,334,760	$1,348,130
Supplementary contracts with life contingencies	1,712	1,762
Deposit-type contracts	2,298,473	2,013,451
Subtotal	3,634,945	3,363,343

Separate Accounts:
Annuities	1,515,911	1,238,184
Supplementary contracts with life contingencies	243	234
Deposit-type contracts	3,127,104	2,277,342
Subtotal	4,643,258	3,515,760
Total	$8,278,203	$6,879,103

For Ordinary Life Insurance (including term plans, universal life and variable universal life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table or 2001 CSO Table and interest rates of 3.5% through 4.5%. Term conversion reserves are based on the Company’s term conversion mortality experience and interest at 4.0%.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and are set equal to a percentage of reserves. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

B-78	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company had no policies where the surrender values were in excess of the legally computed reserves at December 31, 2014 or December 31, 2013. The Company had $32.9 billion and $29.8 billion of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of New York as of December 31, 2014 and 2013, respectively.

Premium deficiency reserves related to the above insurance totaled $16,343 thousand and $15,600 thousand at December 31, 2014 and 2013, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

Note 13—reinsurance

Reinsurance transactions included in the statutory—basis statements of operations “Insurance and annuity premiums and other considerations are as follows (in thousands):

	Years Ended December 31,
	2014	2013	2012
Direct premiums	$802,560	$599,917	$341,542
Ceded premiums	(125,096)	(118,103)	(56,650)
Net premiums	$677,464	$481,814	$284,892

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include (in thousands):

	2014	2013	2012
Reinsurance ceded:
Aggregate reserve for life and health insurance	$476,220	$437,220	$397,767
Insurance and annuity premiums	$125,095	$118,103	$56,650
Policy and contract benefits	$29,940	$26,240	$14,005
Increase in policy and contract reserves	$39,000	$39,454	$40,128

Note 14—capital and surplus and shareholders’ dividends restrictions

The portion of unassigned surplus increased or (reduced) by each item below as of December 31 are as follows (in thousands):

	2014	2013
Net unrealized capital gains	$54	$314
Asset valuation reserve	$(9,368)	$(3,773)
Net deferred federal income tax	$10,932	$16,015
Change in non-admitted assets	$(6,925)	$(11,809)
Change in liability for reinsurance of unauthorized companies	$(88)	$(6,837)
Surplus withdrawn from separate accounts	$23,379	$24
Change in surplus of separate accounts	$(19,716)	$(3,680)

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company generally has not paid dividends to its shareholder.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-79

Notes to statutory—basis financial statements	concluded

TIAA-CREF Life Insurance Company  ■  December 31, 2014

Note 15—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; Federal regulators, including the SEC and Federal governmental authorities. The Company cooperates in these inquiries.

Note 16—subsequent event

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 7, 2015, the date the financial statements were available to be issued. No such items were identified by the Company.

B-80	Statement of Additional Information ■ M Intelligent Survivorship VUL

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-81

Report of management responsibility

April 6, 2015

To the Policyholders of Teachers Insurance and Annuity Association of America:

Financial Statements

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Department of Financial Services. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

In addition, TIAA’s internal audit personnel provide regular reviews and assessments of the internal controls and operations of TIAA, and the Senior Managing Director, Chief Auditor regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent auditors of PricewaterhouseCoopers LLP have audited the accompanying statutory-basis financial statements of TIAA for the years ended December 31, 2014, 2013 and 2012. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting service, which is not in accordance with TIAA’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion in all material respects on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of the independent auditor and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York Department of Financial Services and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

Internal Control over Financial Reporting

TIAA’s internal control over financial reporting is a process effected by those charged with governance, management and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with statutory accounting principles. TIAA’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the entity; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with statutory accounting principles, and the receipts and expenditures of the entity are being made only in accordance with authorizations of management and those charged with governance; and (3) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the entity’s assets that could have a material effect on the financial statements.

Management is responsible for establishing and maintaining effective internal control over financial reporting. Management assessed the effectiveness of the entity’s internal control over financial reporting as of December 31, 2014, based on the framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework (2013 Framework). Based on that assessment, management concluded that, as of December 31, 2014, TIAA’s internal control over financial reporting is effective based on the criteria established in Internal Control-Integrated Framework (2013 Framework).

Management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2014 has been audited by PricewaterhouseCoopers LLP, an independent public accounting firm, as stated in their report dated April 6, 2015.

Roger W. Ferguson, Jr.	Virginia M. Wilson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

B-82	Statement of Additional Information ■ M Intelligent Survivorship VUL

Independent auditor’s report

To the Board of Trustees of Teachers Insurance and Annuity Association of America

We have audited the accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America, which comprise the statutory-basis statements of admitted assets, liabilities, and capital and contingency reserves as of December 31, 2014 and 2013 and the related statutory-basis statements of operations, of changes in capital and contingency reserves and of cash flows for each of the three years in the period ended December 31, 2014. We also have audited Teachers Insurance and Annuity Association of America’s internal control over financial reporting as of December 31, 2014, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”).

MANAGEMENT’S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services; this includes the design, implementation, and maintenance of effective internal control over financial reporting relevant to the preparation and fair presentation of the statutory-basis financial statements that are free from material misstatement, whether due to error or fraud. Management is also responsible for its assertion about the effectiveness of internal control over financial reporting, included in the accompanying Report of Management Responsibility—Internal Control over Financial Reporting.

AUDITOR’S RESPONSIBILITY

Our responsibility is to express an opinion on the statutory-basis financial statements and an opinion on the Company’s internal control over financial reporting based on our audits. We conducted our audits of the statutory-basis financial statements in accordance with auditing standards generally accepted in the United States of America and our audit of internal control over financial reporting in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement and whether effective internal control over financial reporting was maintained in all material respects.

An audit of financial statements involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances. An audit of financial statements also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. An audit of internal control over financial reporting involves obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control over financial reporting based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that the audit evidence we obtained is sufficient and appropriate to provide a basis for our opinions.

DEFINITIONS AND INHERENT LIMITATIONS OF INTERNAL CONTROL OVER FINANCIAL REPORTING

A company’s internal control over financial reporting is a process effected by those charged with governance, management, and other personnel, designed to provide reasonable assurance regarding the preparation of reliable statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and those charged with governance; and (iii) provide reasonable assurance regarding prevention or timely detection and correction of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the statutory-basis financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent, or detect and correct misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

BASIS FOR ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-83

The effects on the statutory-basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2014 and 2013, or the results of its operations or its cash flows thereof for each of the three years in the period ended December 31, 2014.

OPINIONS ON STATUTORY-BASIS OF ACCOUNTING AND INTERNAL CONTROL OVER FINANCIAL REPORTING

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and contingency reserves of Teachers Insurance and Annuity Association of America as of December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014 in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2014, based on criteria established in Internal Control—Integrated Framework (2013) issued by COSO.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 6, 2015

B-84	Statement of Additional Information ■ M Intelligent Survivorship VUL

Statutory—basis statements of admitted assets, liabilities and capital and contingency reserves

Teachers Insurance and Annuity Association of America

	December 31,
(in millions)	2014	2013

ADMITTED ASSETS
Bonds	$180,086	$181,121
Preferred stocks	100	48
Common stocks	2,903	2,675
Mortgage loans	15,613	14,246
Real estate	1,966	1,812
Cash, cash equivalents and short-term investments	1,542	1,362
Contract loans	1,555	1,466
Derivatives	218	60
Securities lending collateral assets	614	—
Other long-term investments	26,018	20,059
Investment income due and accrued	1,756	1,763
Federal income taxes	5	6
Net deferred federal income tax asset	3,221	3,089
Other assets	506	439
Separate account assets	26,531	22,348
Total admitted assets	$262,634	$250,494

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$189,956	$185,946
Dividends due to policyholders	1,942	1,937
Interest maintenance reserve	2,106	2,283
Asset valuation reserve	5,020	4,633
Derivatives	123	311
Amounts payable for securities lending	614	—
Other liabilities	2,431	2,262
Separate account liabilities	26,522	22,343
Total liabilities	228,714	219,715

Capital and Contingency Reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Surplus notes	4,000	2,000
Contingency reserves:
For investment losses, annuity and insurance mortality, and other risks	29,917	28,776
Total capital and contingency reserves	33,920	30,779
Total liabilities, capital and contingency reserves	$262,634	$250,494

See notes to statutory-basis financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-85

Statutory—basis statements of operations

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2014	2013	2012

REVENUES
Insurance and annuity premiums and other considerations	$12,910	$14,395	$12,085
Annuity dividend additions	1,783	1,585	1,312
Net investment income	11,253	11,274	11,042
Other revenue	251	242	231
Total revenues	$26,197	$27,496	$24,670

BENEFITS AND EXPENSES
Policy and contract benefits	$13,726	$12,900	$11,733
Dividends to policyholders	3,589	3,409	3,128
Increase in policy and contract reserves	3,927	5,749	4,604
Net operating expenses	1,481	1,035	922
Net transfers to separate accounts	1,676	1,879	1,518
Other benefits and expenses	474	384	318
Total benefits and expenses	$24,873	$25,356	$22,223

Income before federal income taxes and net realized capital gains (losses)	$1,324	$2,140	$2,447
Federal income tax (benefit)	(37)	(28)	(11)
Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(377)	(417)	(416)
Net income	$984	$1,751	$2,042

B-86	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to statutory-basis financial statements

Statutory—basis statements of changes in capital and contingency reserves

Teachers Insurance and Annuity Association of America

(in millions)	Capital Stock and Additional Paid-in Capital	Contingency Reserves	Total

Balance, December 31, 2011	$3	$27,128	$27,131
Net Income		2,042	2,042
Net unrealized capital gains on investments		490	490
Change in asset valuation reserve		(599)	(599)
Change in surplus of separate accounts		64	64
Change in net deferred income tax		(1,119)	(1,119)
Prior year surplus adjustment		(5)	(5)
Change in non-admitted assets:
Deferred federal income tax asset		1,285	1,285
Other assets		20	20
Balance, December 31, 2012	$3	$29,306	$29,309

Net Income		1,751	1,751
Net unrealized capital gains on investments		1,193	1,193
Change in asset valuation reserve		(1,209)	(1,209)
Change in surplus of separate accounts		(18)	(18)
Change in net deferred income tax		(1,083)	(1,083)
Change in post-retirement benefit liability		(11)	(11)
Change in non-admitted assets:
Deferred federal income tax asset		937	937
Other assets		(90)	(90)
Balance, December 31, 2013	$3	$30,776	$30,779

Net Income		984	984
Net unrealized capital gains on investments		337	337
Change in asset valuation reserve		(387)	(387)
Change in net deferred income tax		(447)	(447)
Change in post-retirement benefit liability		60	60
Change in non-admitted assets:
Deferred federal income tax asset		579	579
Other assets		15	15
Issuance of surplus notes		2,000	2,000
Balance, December 31, 2014	$3	$33,917	$33,920

See notes to statutory-basis financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-87

Statutory—basis statements of cash flows

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2014	2013	2012

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$12,914	$14,398	$12,084
Net investment income	10,742	10,770	10,590
Miscellaneous income	249	219	199
Total Receipts	23,905	25,387	22,873
Policy and contract benefits	13,736	12,954	11,722
Operating expenses	1,561	1,276	1,127
Dividends paid to policyholders	1,801	1,741	1,693
Federal income tax expense (benefit)	(32)	(13)	(16)
Net transfers to separate accounts	1,673	1,505	597
Total Disbursements	18,739	17,463	15,123
Net cash from operations	5,166	7,924	7,750

CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
Bonds	24,289	26,969	26,689
Stocks	207	872	843
Mortgage loans and real estate	2,434	2,131	2,954
Other invested assets	2,473	3,293	2,184
Miscellaneous proceeds	365	12	13
Cost of investments acquired:
Bonds	23,043	32,998	31,963
Stocks	474	936	559
Mortgage loans and real estate	4,016	3,753	2,784
Other invested assets	8,665	3,482	3,472
Miscellaneous applications	703	248	270
Net cash from investments	(7,133)	(8,140)	(6,365)

CASH FROM FINANCING AND OTHER
Issuance of surplus notes	2,000	—	—
Borrowed money	—	(51)	(757)
Net deposits on deposit-type contracts funds	71	70	53
Other cash provided (applied)	76	(122)	403
Net cash from financing and other	2,147	(103)	(301)
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	180	(319)	1,084
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	1,362	1,681	597

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$1,542	$1,362	$1,681

B-88	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to statutory-basis financial statements

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America  ■  December 31, 2014

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Overseers (“Board of Overseers”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

Basis of presentation:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of mortality tables and contractually guaranteed interest rates.

The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 that for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

	For the Years Ended December 31,
(in millions)	2014	2013	2012
Net Income, New York SAP	$984	$1,751	$2,042
New York SAP Prescribed Practices:
Additional Reserves for:
Term Conversions	—	2	2
Deferred and Payout Annuities issued after 2000	94	73	63
Net Income, NAIC SAP	$1,078	$1,826	$2,107

Capital and Contingency Reserves, New York SAP	$33,920	$30,779	$29,309
New York SAP Prescribed Practices:
Additional Reserves for:
Term Conversions	20	20	18
Deferred and Payout Annuities issued after 2000	4,084	3,990	3,917
Capital and Contingency Reserves, NAIC SAP	$38,024	$34,789	$33,244

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value under GAAP rather than at amortized cost;

•	Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-89

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

•	For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings under GAAP rather than as unrealized losses, which is a component of surplus under NAIC SAP;

•	Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings under GAAP rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•	Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Contracts that contain an embedded derivative are not bifurcated between components and are accounted for as part of the host contract, whereas under GAAP, the embedded derivative would be bifurcated from the host contract and accounted for separately;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves;

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•	The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved;

•	Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued under GAAP rather than being expensed when incurred;

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest under GAAP rather than being based on statutory mortality, morbidity and interest requirements;

•	Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•	Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue;

•	Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP purposes. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•	When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of other-than-temporary impairments, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

B-90	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

Bonds: Bonds are stated at amortized cost using the current effective interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities, which the Company has the intent and ability to hold, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

The fair values for publicly traded long term bond investments are generally determined using prices provided by third party pricing services. For privately placed long term bond investments without readily ascertainable market value, such values are determined with the assistance of independent pricing services utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. The fair values of preferred stocks are determined using prices provided by third party pricing services or valuations from the NAIC. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus as an unrealized gain or loss. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation allowance is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation allowance for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate and it is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-91

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an impairment is required.

Other Long-term Investments: Other long-term investments primarily include investments in limited partnerships and limited liability companies which are stated at cost adjusted for the Company’s percentage of the most recent available financial statements based on the underlying U.S. GAAP, International Financial Reporting Standards or U.S. Tax basis equity as reflected on the respective entity’s financial statements. Any lag in reporting for these investments shall be consistent from period to period.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the carrying value and the cost basis of the investments. The Company evaluates recoverability of the asset to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus and (2) non-insurance subsidiaries are stated at the value of their underlying GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have an NAIC 1 rating designation. The carrying amount of the Company’s investments in surplus notes was $87 million and $91 million for the years ended December 31, 2014 and 2013, respectively.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company may use derivative instruments for hedging, income generation, and asset replication purposes.

Derivatives used by the Company may include swaps, forwards, futures and options.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. A currency translation adjustment computed at the spot rate is recorded for these foreign currency swaps as an unrealized gain or loss. The derivative component of a RSAT is carried at unamortized premiums received or paid, adjusted for any impairments. The cash component of a RSAT is classified as a bond on the Company’s balance sheet. Derivatives used in hedging transactions where hedge accounting is not being utilized are carried at fair value. The Company does not offset the carrying value amounts recognized for derivatives executed with the same counterparty under a netting agreement.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate accounts are accounted for at fair value, except the TIAA Stable Value Separate Account (“TSV”) products which are accounted for at book value in accordance with NYDFS guidance.

B-92	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the relevant period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the end of the relevant period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets (principally a portion of deferred federal income tax (“DFIT”) assets, certain investments in other long-term investments, furniture and equipment, leasehold improvements, and prepaid expenses). The non-admitted portion of the DFIT asset was $7,448 million and $8,027 million at December 31, 2014 and 2013, respectively. Investment related non-admitted assets totaled $188 million and $187 million at December 31, 2014 and 2013, respectively. Other non-admitted assets were $780 million and $795 million at December 31, 2014 and 2013, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Electronic Data Processing Equipment, Computer Software, Furniture and Equipment and Leasehold Improvements: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years or the remaining life of the lease, respectively.

The accumulated depreciation on EDP equipment and computer software was $1,522 million and $1,246 million at December 31, 2014 and 2013, respectively. Related depreciation expenses incurred by TIAA were $122 million, $77 million and $51 million for the years ended December 31, 2014, 2013 and 2012, respectively.

The accumulated depreciation on furniture and equipment and leasehold improvements was $481 million and $455 million at December 31, 2014, and 2013, respectively. Related depreciation expenses incurred by TIAA were $8 million, $10 million and $18 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations.

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves were sufficient to meet its obligations.

Interest Maintenance Reserve: The IMR defers recognition of realized capital gains and losses resulting from changes in the general level of interest rates. These gains and losses are amortized into investment income over the expected remaining life of the investments sold. The IMR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is interest-related if the security’s NAIC rating did not change by more than one classification from the date of purchase to the date of sale, and its NAIC rating was not a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is interest-related if the security did not have an NAIC rating of 4, 5, or 6 at any time during the holding period and the NAIC rating did not change by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is interest-related if interest is not more than 90 days past due, not in the process of foreclosure or voluntary conveyance, or the mortgage loan was not restructured over the prior two years.

A realized gain or loss on each derivative investment sold is interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-93

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

Asset Valuation Reserve: The AVR is established to offset potential credit-related investment losses from bonds, stocks, mortgage loans, real estate, derivatives and other long-term investments. Changes in AVR are recorded directly to surplus. The AVR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

Realized gains or losses resulting from the sale of U.S. Government securities and securities of agencies which are backed by the full faith and credit of the U.S. Government are exempt from the AVR.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is non-interest-related if the security’s NAIC rating changed by more than one classification from the date of purchase to the date of sale, or its NAIC rating was a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is non-interest-related if the security had an NAIC rating of 4, 5 or 6 at any time during the holding period or the NAIC rating changed by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is non-interest-related if interest is more than 90 days past due, in the process of foreclosure or voluntary conveyance, or the mortgage loan was restructured over the prior two years.

A realized gain or loss on each derivative investment sold is non-interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

OTTI for non-loan-backed and structured securities, stocks, mortgage loans, real estate and other long-term investments are considered non-interest related realized losses and included in the AVR calculation.

Repurchase Agreement: Repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at a stated price on a specified date. Repurchase agreements are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet; the cash collateral received is reported on the balance sheet with an offsetting liability reported in “Other liabilities”.

Security Lending Program: The Company has a security lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Company the next business day. Cash collateral received by the Company will generally be invested in high-quality short-term instruments or bank deposits. The cash collateral received is reported in “Securities lending collateral assets” with an offsetting collateral liability included in “Amounts payable for securities lending.” Securities lending income and expense are recorded in the accompanying Statements of Operations as net investment income.

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) in the fourth quarter of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Application of new accounting pronouncements:

Effective January 1, 2013, the Company adopted SSAP No. 92—Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14. SSAP No. 92 was effective for quarterly and annual reporting periods beginning on or after January 1, 2013 with early adoption permitted. This statement establishes financial accounting and reporting standards for an insurer that offers a defined benefit postretirement plan to its employees. Any unfunded defined benefit amounts, as determined when the projected benefit obligation exceeds the fair value of plan assets, is a liability under SSAP No. 5R and shall be reported in the first quarter statutory financial statements after the transition date with a corresponding entry to unassigned funds (surplus). Net periodic pension cost shall include a component for unrecognized prior service cost for non-vested employees beginning in 2013. The Company determined that SSAP No. 92 did not have a material impact.

Effective January 1, 2013, the Company adopted SSAP No. 103—Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SSAP No. 103 was effective for years beginning on and after January 1, 2013 and applied prospectively. Early application is prohibited. This statement must be applied to transfers occurring on or after the effective date. The concept of a qualifying special purpose entity is no longer relevant for statutory accounting purposes. The unit of account for sale treatment is defined to be an entire financial asset or a pro rata participating interest without subordination. The disclosure provisions of this statement are applied to transfers that occurred both before and after the effective date of this statement. SSAP No. 103 did not have an impact on the Company.

B-94	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

Note 3—long-term bonds, preferred stocks, and common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds and preferred stocks at December 31, are shown below (in millions):

	2014
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$39,309	$4,567	$(63)	$43,813
All other governments	4,379	548	(20)	4,907
States, territories and possessions	700	87	(1)	786
Political subdivisions of states, territories, and possessions	558	36	(5)	589
Special revenue and special assessment, non-guaranteed agencies and government	18,372	1,532	(81)	19,823
Credit tenant loans	6,493	527	(13)	7,007
Industrial and miscellaneous	107,462	8,550	(607)	115,405
Hybrids	918	78	(12)	984
Parent, subsidiaries and affiliates	1,895	23	(1)	1,917
Total bonds	180,086	15,948	(803)	195,231
Preferred stocks	100	21	—	121
Total bonds and preferred stocks	$180,186	$15,969	$(803)	$195,352

	2013
		Excess of
(in millions)	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$41,161	$1,841	$(1,169)	$41,833
All other governments	3,929	381	(76)	4,234
States, territories and possessions	647	23	(15)	655
Political subdivisions of states, territories, and possessions	491	8	(23)	476
Special revenue and special assessment, non-guaranteed agencies and government	18,862	1,307	(652)	19,517
Credit tenant loans	5,796	365	(92)	6,069
Industrial and miscellaneous	107,416	6,447	(2,155)	111,708
Hybrids	1,002	60	(16)	1,046
Parent, subsidiaries and affiliates	1,817	54	—	1,871
Total bonds	181,121	10,486	(4,198)	187,409
Preferred stocks	48	40	—	88
Total bonds and preferred stocks	$181,169	$10,526	$(4,198)	$187,497

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities it deems to have an OTTI in value during the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and ratings agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-95

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2014
Loan-backed and structured bonds	$1,796	$(22)	$1,774	$6,182	$(256)	$5,926
All other bonds	7,657	(254)	7,403	8,691	(291)	8,400
Total bonds	$9,453	$(276)	$9,177	$14,873	$(547)	$14,326
Unaffiliated common stocks	29	(4)	25	—	—	—
Preferred stocks	11	—	11	—	—	—
Total bonds and stocks	$9,493	$(280)	$9,213	$14,873	$(547)	$14,326

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2013
Loan-backed and structured bonds	$16,499	$(1,026)	$15,473	$5,111	$(565)	$4,546
All other bonds	31,179	(1,995)	29,184	5,485	(702)	4,783
Total bonds	$47,678	$(3,021)	$44,657	$10,596	$(1,267)	$9,329
Unaffiliated common stocks	2	—	2	106	(48)	58
Preferred stocks	—	—	—	5	(1)	4
Total bonds and stocks	$47,680	$(3,021)	$44,659	$10,707	$(1,316)	$9,391

As of December 31, 2014, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in oil and gas (42%), services (10%), and mining (9%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2014, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in residential mortgage-backed securities (28%), commercial mortgage-backed securities (13%), and oil and gas (10%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2013, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in residential mortgage-backed securities (22%), U.S., Canada and other government (22%) and public utilities (8%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2013, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in commercial mortgage-backed securities (25%), U.S., Canada and other government (23%), and residential mortgage-backed securities (14%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other–than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date (dollars in millions):

	December 31, 2014			December 31, 2013
	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value
Due in one year or less	$4,160	2.3%	$4,253	$4,724	2.6%	$4,819
Due after one year through five years	17,676	9.8	19,152	20,503	11.3	22,126
Due after five years through ten years	38,670	21.5	40,121	35,068	19.4	35,983

B-96	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

	December 31, 2014			December 31, 2013
	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value
Due after ten years	$47,779	26.5%	$54,838	$45,218	25.0%	$45,939
Subtotal	108,285	60.1	118,364	105,513	58.3	108,867
Residential mortgage-backed securities	44,187	24.5	47,745	47,094	26.0	49,304
Commercial mortgage-backed securities	10,817	6.0	11,191	10,785	5.9	10,821
Asset-backed securities	16,797	9.4	17,931	17,729	9.8	18,417
Subtotal	71,801	39.9	76,867	75,608	41.7	78,542
Total	$180,086	100.0%	$195,231	$181,121	100.0%	$187,409

For the year ended December 31, 2014, the preceding table includes sub-prime mortgage investments totaling $2,721 million under residential mortgage-backed securities. $2,552 million or 94% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

For the year ended December 31, 2013, the preceding table includes sub-prime mortgage investments totaling $2,988 million under residential mortgage-backed securities. $2,712 million or 91% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

Sub-prime securities are backed by loans that are in the riskiest category of loans and are typically sold in a separate market from prime loans.

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2014	2013
Residential mortgage-backed securities	24.5%	26.0%
U.S. and other governments	11.1	11.4
Manufacturing	10.8	10.2
Asset-backed securities	9.3	9.8
Public utilities	9.3	8.3
Commercial mortgage-backed securities	6.0	6.0
Finance and financial services	5.8	5.8
Oil and gas	5.2	5.2
Services	4.5	4.2
Revenue and special obligations	3.6	3.3
Communications	3.1	3.1
Retail and wholesale trade	1.7	1.8
Transportation	1.4	1.3
Mining	1.3	1.3
Other	1.3	1.2
Real estate investment trusts	1.1	1.1
Total	100.0%	100.0%

At December 31, 2014 and 2013, 93.2% and 93.3%, respectively, of the long-term bond portfolio was comprised of investment grade securities (NAIC 1 and 2).

The following table presents the Company’s carrying value and estimated fair value for the residential mortgage- backed securities portfolio (“RMBS”) at December 31, (in millions):

	2014		2013
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$43,699	$47,262	$46,273	$48,511
2	207	210	377	379
3	81	77	172	153
4	99	95	135	126
5	85	84	116	112
6	16	17	21	23
Total	$44,187	$47,745	$47,094	$49,304

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-97

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

With respect to the RMBS in the above table, approximately 99% were rated investment grade (NAIC 1 and 2) at December 31, 2014 and 2013, respectively. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in RMBS. Additionally, the Company continues to manage the RMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other-than-temporary based on evaluations of projected discounted cash flows as prescribed under SSAP No. 43R—Loan-Backed and Structured Securities. Management continues to actively monitor the market, credit and liquidity risk of the RMBS portfolio as an integral component of its overall asset liability management program.

The following table presents the Company’s carrying value and estimated fair value for the commercial mortgage-backed securities (“CMBS”) portfolio at December 31, (in millions):

	2014		2013
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$10,248	$10,623	$9,312	$9,384
2	133	134	271	273
3	111	109	219	212
4	104	96	319	292
5	147	147	469	428
6	74	82	195	232
Total	$10,817	$11,191	$10,785	$10,821

With respect to the CMBS in the above table, approximately 96% and 89% were rated investment grade (NAIC 1 and 2) and approximately 24% and 38% were issued prior to 2006 (based on carrying value) at December 31, 2014 and 2013, respectively. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in CMBS. Additionally, the Company continues to manage the CMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other-than-temporary based on evaluations of projected discounted cash flows as prescribed under SSAP 43R. Management continues to actively monitor the market, credit and liquidity risk of the CMBS portfolio as an integral component of its overall asset liability management program.

Included in the Company’s long-term investments are bonds with a NAIC designation of 6. The statutory carrying value of these investments and related contractual maturity is listed in the following table at December 31, (in millions):

	2014	2013
Due in one year or less	$79	$—
Due after one year through five years	22	68
Due after five years through ten years	25	—
Due after ten years	1	2
Subtotal	127	70
Residential mortgage-backed securities	16	21
Commercial mortgage-backed securities	74	195
Asset-backed securities	54	57
Total	$271	$343

Troubled Debt Restructuring: During 2014, the Company recorded bonds with book values aggregating $48 million through troubled debt restructurings. When restructuring troubled debt, the Company generally accounts for assets at their fair value at the time of restructuring or at the book value of the assets given up if lower. If the fair value is less than the book value of the assets given up, the required write-down is recognized as a realized capital loss.

There were no troubled debt restructurings during 2013.

Exchanges: During 2014 and 2013, the Company also acquired bonds and stocks through exchanges aggregating $1,892 million and $2,623 million, of which approximately $27 million and $18 million were acquired through non-monetary transactions, respectively. When exchanging securities through non-monetary transactions, the Company generally accounts for assets at their fair value with any gains or losses realized at the date of the exchange, unless a SEC Rule 144A security is exchanged for an equivalent unrestricted security. In these instances, the unrestricted security is recorded at the carrying value of the original 144A security.

B-98	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

The following table represents OTTI on securities with the intent to sell or the inability to retain for the year ended December 31, 2014 (in millions):

	1	2		3
	Amortized	OTTI Recognized in Loss
	Cost Basis Before OTTI	2a Interest	2b Non-interest	Fair Value 1-(2a+2b)
OTTI recognized 1st Quarter
a. Intent to sell	$370	$79	$(20)	$311
b. Inability to retain	—	—	—	—
Total 1st Quarter	$370	$79	$(20)	$311

OTTI recognized 2nd Quarter
a. Intent to sell	$115	$16	$1	$98
b. Inability to retain	—	—	—	—
Total 2nd Quarter	$115	$16	$1	$98

OTTI recognized 3rd Quarter
a. Intent to sell	$1,588	$40	$3	$1,545
b. Inability to retain	—	—	—	—
Total 3rd Quarter	$1,588	$40	$3	$1,545

OTTI recognized 4th Quarter
a. Intent to sell	$40	$—	$— *	$40
b. Inability to retain	—	—	—	—
Total 4th Quarter	$40	$—	$— *	$40

Annual Aggregate Total		$135	$(16)

*	Aggregate total less than $1 million

The following table represents OTTI on securities with the intent to sell or the inability to retain for the year ended December 31, 2013 (in millions):

	1	2		3
	Amortized	OTTI Recognized in Loss
	Cost Basis Before OTTI	2a Interest	2b Non-interest	Fair Value 1-(2a+2b)

OTTI recognized 1st Quarter	$39	$(4)	$8	$35
a. Intent to sell
b. Inability to retain	—	—	—	—
Total 1st Quarter	$39	$(4)	$8	$35

OTTI recognized 2nd Quarter	$38	$5	$3	$30
a. Intent to sell
b. Inability to retain	—	—	—	—
Total 2nd Quarter	$38	$5	$3	$30

OTTI recognized 3rd Quarter	$160	$19	$(1)	$142
a. Intent to sell
b. Inability to retain	—	—	—	—
Total 3rd Quarter	$160	$19	$(1)	$142

OTTI recognized 4th Quarter	$—	$—	$—	$—
a. Intent to sell
b. Inability to retain	—	—	—	—
Total 4th Quarter	$—	$—	$—	$—

Annual Aggregate Total		$20	$10

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-99

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

At December 31, 2014, the Company held loan-backed and structured securities with an OTTI recognized during 2014 where the present value of cash flows expected to be collected is less than the amortized cost.

The following table represents loan-backed and structured securities currently held by the Company that recognized OTTI for the year ended December 31, 2014, (in whole dollars):

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
03762AAB5	$2,734,082	$1,253,400		$(1,480,682)	$1,253,400	$3,519,000	12/31/2014
05948KC98	10,940,826	10,792,340		(148,486)	10,792,340	11,129,103	12/31/2014
126694AG3	17,072,799	16,968,425		(104,374)	16,968,425	20,000,943	12/31/2014
126694TW8	11,988,056	11,832,470		(155,586)	11,832,470	12,734,251	12/31/2014
126694W61	11,690,543	11,617,920		(72,623)	11,617,920	13,725,311	12/31/2014
12669EWY8	2,387,237	2,080,712		(306,525)	2,080,712	3,107,425	12/31/2014
16165TBJ1	5,494,134	5,385,163		(108,971)	5,385,163	6,790,243	12/31/2014
17309YAD9	14,072,641	13,357,782		(714,859)	13,357,782	14,080,741	12/31/2014
32051G2J3	21,150,834	21,036,846		(113,988)	21,036,846	21,362,460	12/31/2014
32051GDA0	3,337,908	3,285,886		(52,022)	3,285,886	3,598,186	12/31/2014
32051GN35	13,669,711	13,554,083		(115,628)	13,554,083	13,638,031	12/31/2014
32051GP41	14,092,595	13,974,165		(118,430)	13,974,165	14,046,468	12/31/2014
32051GUQ6	16,672,788	16,395,549		(277,239)	16,395,549	16,690,807	12/31/2014
32052RAM2	6,849,206	6,778,596		(70,610)	6,778,596	7,422,021	12/31/2014
36185MAJ1	11,404,026	11,011,722		(392,304)	11,011,722	11,425,098	12/31/2014
36185NA91	208,810	154,690		(54,120)	154,690	121,321	12/31/2014
36185NE63	379,817	308,513		(71,304)	308,513	286,006	12/31/2014
36185NW55	338,449	239,920		(98,529)	239,920	229,107	12/31/2014
576434JM7	932,547	460,853		(471,694)	460,853	309,443	12/31/2014
57643MMH4	9,073,706	9,023,008		(50,698)	9,023,008	9,800,138	12/31/2014
76110WUM6	1,221,796	1,176,075		(45,721)	1,176,075	1,331,642	12/31/2014
76111XN90	3,465,113	3,404,157		(60,956)	3,404,157	4,517,192	12/31/2014
126671R73	176,454	73,842		(102,612)	73,842	385,003	12/31/2014
126671R65	1,764,362	184,520		(1,579,842)	184,520	1,284,783	12/31/2014
294751EM0	669,258	176,843		(492,415)	176,843	276,291	12/31/2014
294751DY5	372,316	230,017		(142,299)	230,017	323,585	12/31/2014
75971EAF3	276,375	274,016		(2,359)	274,016	299,550	12/31/2014
362375AD9	8,280,441	8,107,688		(172,753)	8,107,688	8,944,137	12/31/2014
61752JAF7	6,038,214	5,897,359		(140,855)	5,897,359	6,424,892	12/31/2014
76110WRW8	1,780,088	1,726,587		(53,501)	1,726,587	1,718,917	12/31/2014
759950GW2	8,051,708	7,917,453		(134,255)	7,917,453	7,783,105	12/31/2014
294751DX7	2,429,968	1,771,217		(658,751)	1,771,217	1,406,650	12/31/2014
17307GVK1	9,206,717	9,165,625		(41,092)	9,165,625	9,976,977	12/31/2014
76110WUL8	13,963,916	13,728,423		(235,493)	13,728,423	14,099,430	12/31/2014
294751AW2	976,547	937,706		(38,841)	937,706	914,635	12/31/2014
294751EL2	3,126,593	3,036,302		(90,291)	3,036,302	2,605,052	12/31/2014
03927PAF5	1,845,826	1,676,250		(169,576)	1,676,250	250,000	12/31/2014
576434JL9	9,543,859	9,218,243		(325,616)	9,218,243	9,320,853	12/31/2014
12669GU25	2,528,043	2,477,975		(50,068)	2,477,975	2,500,049	12/31/2014
93936HAL0	2,642,577	2,411,144		(231,433)	2,411,144	2,496,575	12/31/2014
02149FAH7	5,477,914	5,243,473		(234,441)	5,243,473	5,717,467	12/31/2014
36185NJ50	616,834	461,505		(155,329)	461,505	329,027	12/31/2014
74951PCY2	215,015	178,463		(36,552)	178,463	216,400	12/31/2014
12667F7D1	14,693,497	14,683,481		(10,016)	14,683,481	15,546,390	12/31/2014
12667GBA0	44,757,414	44,675,681		(81,733)	44,675,681	46,387,922	12/31/2014
16162WNB1	13,719,711	13,694,995		(24,716)	13,694,995	14,515,208	12/31/2014
32051GVL6	14,494,569	14,278,615		(215,954)	14,278,615	14,889,640	12/31/2014
31393YY41	10,102,779	9,764,726		(338,053)	9,764,726	7,963,052	12/31/2014
36185NW48	1,906,503	1,648,001		(258,502)	1,648,001	1,380,507	12/31/2014
02005ACW6	38,769,744	—	[1]	(64,428)	38,705,316	38,705,316	12/31/2014

B-100	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
201728EG3	$6	$—	[1]	$(4)	$2	$2	12/31/2014
22540A6L7	13,770	—	[1]	(2,568)	11,202	11,202	12/31/2014
22541QEP3	5,803	—	[1]	(5,705)	98	98	12/31/2014
22545LBR9	1,265,646	—	[1]	(25,268)	1,240,378	1,240,378	12/31/2014
361849ER9	2,099	—	[1]	(2,080)	19	19	12/31/2014
617059DK3	37,586	—	[1]	(2,528)	35,058	35,058	12/31/2014
617059EY2	3,767	—	[1]	(3,714)	53	53	12/31/2014
61746WFH8	39,851	—	[1]	(5,894)	33,957	33,957	12/31/2014
61746WFP0	10,460	—	[1]	(10,439)	21	21	12/31/2014
46625MAJ8	3,402	—	[1]	(50)	3,352	3,352	12/31/2014
03762AAB5	4,529,078	2,734,082		(1,794,996)	2,734,082	5,569,000	9/30/2014
03762CAE5	3,165,341	2,489,288		(676,053)	2,489,288	7,102,000	9/30/2014
05948KC98	11,868,584	11,654,122		(214,462)	11,654,122	11,772,046	9/30/2014
059497BB2	6,724,904	6,104,318		(620,586)	6,104,318	6,454,970	9/30/2014
05949CGN0	8,191,602	7,963,979		(227,623)	7,963,979	8,281,758	9/30/2014
126694AG3	17,279,821	16,701,426		(578,395)	16,701,426	19,883,903	9/30/2014
126694TW8	13,144,623	12,855,033		(289,590)	12,855,033	13,961,843	9/30/2014
126694W61	12,826,370	12,429,355		(397,015)	12,429,355	14,293,972	9/30/2014
12669EWY8	3,917,083	2,638,220		(1,278,863)	2,638,220	3,304,113	9/30/2014
16165TBJ1	5,802,365	5,719,012		(83,353)	5,719,012	7,167,121	9/30/2014
17309YAD9	14,575,135	14,379,482		(195,653)	14,379,482	14,708,862	9/30/2014
22608SAD0	2,926,685	2,831,821		(94,864)	2,831,821	2,957,818	9/30/2014
24763LBM1	1,480,652	1,107,880		(372,772)	1,107,880	1,682,244	9/30/2014
32051G2J3	22,266,138	22,152,509		(113,629)	22,152,509	22,834,284	9/30/2014
32051GDA0	3,536,760	3,450,938		(85,822)	3,450,938	3,874,669	9/30/2014
32051GDH5	87,665	42,858		(44,807)	42,858	117,130	9/30/2014
32051GFL4	9,900,629	9,738,230		(162,399)	9,738,230	11,170,398	9/30/2014
32051GN35	14,622,561	14,406,701		(215,860)	14,406,701	14,762,032	9/30/2014
32051GP41	15,077,551	14,852,443		(225,108)	14,852,443	15,204,132	9/30/2014
32051GUQ6	17,433,290	17,310,485		(122,805)	17,310,485	17,706,503	9/30/2014
32052RAM2	7,442,465	7,346,863		(95,602)	7,346,863	7,677,093	9/30/2014
36185MAJ1	12,489,703	11,605,539		(884,164)	11,605,539	11,809,769	9/30/2014
36185NA91	329,817	229,545		(100,272)	229,545	379,347	9/30/2014
36185NE63	455,292	411,639		(43,653)	411,639	482,000	9/30/2014
36185NW55	483,142	374,222		(108,920)	374,222	667,897	9/30/2014
36242DYG2	19,880,329	18,961,793		(918,536)	18,961,793	22,477,436	9/30/2014
52108MEW9	3,549,216	—	[1]	(2,582,117)	967,099	967,099	9/30/2014
52108MEY5	1,865,094	—	[1]	(1,865,094)	—	—	9/30/2014
52108MFA6	1,275,342	—	[1]	(1,275,342)	—	—	9/30/2014
52108MFC2	908,463	—	[1]	(908,463)	—	—	9/30/2014
52108MFE8	959,644	—	[1]	(959,644)	—	—	9/30/2014
52108MFG3	1,015,275	—	[1]	(1,015,275)	—	—	9/30/2014
52108MFJ7	1,075,888	—	[1]	(1,075,888)	—	—	9/30/2014
576434FV1	1,338,640	1,276,562		(62,078)	1,276,562	1,527,435	9/30/2014
576434JM7	1,330,139	944,562		(385,577)	944,562	516,466	9/30/2014
57643LLC8	18,428,389	17,613,142		(815,247)	17,613,142	18,281,350	9/30/2014
57643MMH4	9,481,293	9,405,581		(75,712)	9,405,581	9,967,936	9/30/2014
64352VLY5	26,332,933	25,674,223		(658,710)	25,674,223	28,396,357	9/30/2014
76110WUM6	1,358,580	1,291,448		(67,132)	1,291,448	1,414,719	9/30/2014
76111XN90	3,816,441	3,589,496		(226,945)	3,589,496	4,868,561	9/30/2014
929766MZ3	6,042,550	5,305,554		(736,996)	5,305,554	6,104,226	9/30/2014
02005ACW6	98,979,334	—	[1]	(563,830)	98,415,504	98,415,504	9/30/2014
05377RAV6	10,452,964	—	[1]	(70,152)	10,382,812	10,382,812	9/30/2014
126802CL9	99,943,894	—	[1]	(3,026,694)	96,917,200	96,917,200	9/30/2014
201728EG3	7	—	[1]	(2)	5	5	9/30/2014

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-101

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
22540A6L7	$13,853	$—	[1]	$(531)	$13,322	$13,322	9/30/2014
22541QEP3	7,497	—	[1]	(7,350)	147	147	9/30/2014
22545LBR9	1,468,656	—	[1]	(12,004)	1,456,652	1,456,652	9/30/2014
23321PF60	3,346	—	[1]	(2,674)	672	672	9/30/2014
25755TAC4	5,161,723	—	[1]	(57,960)	5,103,763	5,103,763	9/30/2014
34528QCJ1	149,984,706	—	[1]	(3,494,472)	146,490,234	146,490,234	9/30/2014
36159JCV1	149,968,133	—	[1]	(917,333)	149,050,800	149,050,800	9/30/2014
361849ER9	2,164	—	[1]	(2,138)	26	26	9/30/2014
42805RBN8	89,968,639	—	[1]	(1,304,509)	88,664,130	88,664,130	9/30/2014
59022HFC1	36,104	—	[1]	(158)	35,946	35,946	9/30/2014
617059DK3	44,769	—	[1]	(3,128)	41,641	41,641	9/30/2014
617059EY2	6,188	—	[1]	(5,941)	247	247	9/30/2014
61745M3Q4	5,223,968	—	[1]	(302,120)	4,921,848	4,921,848	9/30/2014
61746WFH8	42,866	—	[1]	(2,138)	40,728	40,728	9/30/2014
61746WFP0	17,950	—	[1]	(5,702)	12,248	12,248	9/30/2014
05948KC98	12,582,295	12,571,706		(10,589)	12,571,706	12,474,597	6/30/2014
05949AMP2	99,094	—		(99,094)	—	230,364	6/30/2014
126378AG3	6,440,482	6,346,434		(94,048)	6,346,434	7,428,517	6/30/2014
126378AH1	7,107,908	7,016,876		(91,032)	7,016,876	8,137,805	6/30/2014
126671R65	1,928,222	1,764,362		(163,860)	1,764,362	1,323,620	6/30/2014
126694AG3	18,412,171	16,894,385		(1,517,786)	16,894,385	19,694,981	6/30/2014
126694JS8	18,370,035	18,284,559		(85,476)	18,284,559	19,647,444	6/30/2014
12669EWY8	5,649,867	4,088,704		(1,561,163)	4,088,704	3,444,154	6/30/2014
24763LBM1	1,601,513	1,548,965		(52,548)	1,548,965	1,775,412	6/30/2014
294751DY5	468,236	405,713		(62,523)	405,713	385,915	6/30/2014
32051GDA0	3,838,339	3,652,315		(186,024)	3,652,315	4,043,836	6/30/2014
32051GFL4	5,306,039	5,304,901		(1,138)	5,304,901	5,422,700	6/30/2014
32051GN35	16,485,608	16,252,269		(233,339)	16,252,269	16,641,334	6/30/2014
32051GP41	17,066,960	16,756,964		(309,996)	16,756,964	17,021,626	6/30/2014
36185NW55	555,936	511,119		(44,817)	511,119	709,372	6/30/2014
362375AD9	8,836,448	8,656,129		(180,319)	8,656,129	9,401,629	6/30/2014
58550PAB2	802,032	437,037		(364,995)	437,037	722,547	6/30/2014
58550PAC0	284,557	62,995		(221,562)	62,995	82,513	6/30/2014
74951PCY2	269,772	238,110		(31,662)	238,110	252,746	6/30/2014
75971EAF3	288,431	285,050		(3,381)	285,050	316,216	6/30/2014
759950GW2	8,171,897	8,141,064		(30,833)	8,141,064	8,068,951	6/30/2014
76111XN90	4,086,665	3,980,226		(106,439)	3,980,226	5,002,848	6/30/2014
76113GAB4	2,107	1,124		(983)	1,124	1,246	6/30/2014
86359BFF3	7,932,124	7,748,549		(183,575)	7,748,549	5,838,646	6/30/2014
94984AAG5	8,078,314	8,059,133		(19,181)	8,059,133	9,037,380	6/30/2014
07383FV54	399,485	—	[1]	(123,918)	275,567	275,567	6/30/2014
07401DBD2	3,141,692	—	[1]	(161,585)	2,980,107	2,980,107	6/30/2014
20047NAK8	158,584	—	[1]	(32,294)	126,290	126,290	6/30/2014
201728EG3	3,482	—	[1]	(3,457)	25	25	6/30/2014
201730AJ7	101,123	—	[1]	(3,566)	97,557	97,557	6/30/2014
22540A6L7	18,888	—	[1]	(3,169)	15,719	15,719	6/30/2014
22545LBR9	1,785,050	—	[1]	(23,172)	1,761,878	1,761,878	6/30/2014
23321PF60	22,357	—	[1]	(5,521)	16,836	16,836	6/30/2014
361849ER9	11,341	—	[1]	(9,114)	2,227	2,227	6/30/2014
36228CTQ6	20,992	—	[1]	(607)	20,385	20,385	6/30/2014
36828QKZ8	568,168	—	[1]	(122,381)	445,787	445,787	6/30/2014
46625MAJ8	20,165	—	[1]	(14,434)	5,731	5,731	6/30/2014
46625MQ85	74,315	—	[1]	(58,455)	15,860	15,860	6/30/2014
52108HN67	95,141	—	[1]	(29,304)	65,837	65,837	6/30/2014
59022HEL2	192,010	—	[1]	(31,315)	160,695	160,695	6/30/2014
59022HFC1	144,336	—	[1]	(80,023)	64,313	64,313	6/30/2014
617059DK3	57,771	—	[1]	(9,452)	48,319	48,319	6/30/2014

B-102	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
617059EY2	$52,396	$—	[1]	$(28,756)	$23,640	$23,640	6/30/2014
61746WHJ2	43,199	—	[1]	(18,004)	25,195	25,195	6/30/2014
05947U4M7	4,973,360	—	[1]	(15,541)	4,957,819	4,957,819	3/31/2014
05947U4N5	2,482,819	—	[1]	(159,203)	2,323,616	2,323,616	3/31/2014
05947U6C7	19,138,935	—	[1]	(3,078,699)	16,060,236	16,060,236	3/31/2014
05947U7R3	4,425,033	—	[1]	(80,272)	4,344,761	4,344,761	3/31/2014
05947U7S1	2,900,737	—	[1]	(243,381)	2,657,356	2,657,356	3/31/2014
05947UVU9	2,000,000	—	[1]	(102,832)	1,897,168	1,897,168	3/31/2014
059497BB2	7,703,536	6,851,430		(852,106)	6,851,430	7,509,875	3/31/2014
07387BFY4	9,897,276	—	[1]	(928,755)	8,968,521	8,968,521	3/31/2014
07388YAS1	14,665,285	—	[1]	(1,476,006)	13,189,279	13,189,279	3/31/2014
073945AL1	3,372,231	—	[1]	(218,243)	3,153,988	3,153,988	3/31/2014
1248RHAA5	1,829,015	1,605,061		(223,954)	1,605,061	1,908,298	3/31/2014
126171AQ0	2,922,289	—	[1]	(72,289)	2,850,000	2,850,000	3/31/2014
12669EWY8	5,783,207	5,696,546		(86,661)	5,696,546	5,446,870	3/31/2014
17307G4H8	1,125,217	1,024,603		(100,614)	1,024,603	1,274,713	3/31/2014
17309YAD9	15,065,673	15,027,436		(38,237)	15,027,436	14,042,824	3/31/2014
22541SL97	6,958,000	—	[1]	(9,800)	6,948,200	6,948,200	3/31/2014
22541SM21	2,000,000	—	[1]	(216,040)	1,783,960	1,783,960	3/31/2014
225458DT2	2,347,823	2,041,077		(306,746)	2,041,077	2,354,811	3/31/2014
24763LBM1	1,817,293	1,688,467		(128,826)	1,688,467	1,859,456	3/31/2014
294751BQ4	1,016,945	813,950		(202,995)	813,950	847,743	3/31/2014
294751BY7	1,690,612	1,431,997		(258,615)	1,431,997	1,802,805	3/31/2014
294751DY5	767,695	483,770		(283,925)	483,770	382,408	3/31/2014
36185NW55	700,117	623,979		(76,138)	623,979	798,632	3/31/2014
576434MC5	2,720,747	2,503,490		(217,257)	2,503,490	2,509,730	3/31/2014
61745M2N2	1,000,453	—	[1]	(87,769)	912,684	912,684	3/31/2014
61749MAC3	2,758,690	2,725,598		(33,092)	2,725,598	5,143,814	3/31/2014
69348HBT4	3,328,116	—	[1]	(383,982)	2,944,134	2,944,134	3/31/2014
759950GW2	8,387,599	8,215,136		(172,463)	8,215,136	8,025,985	3/31/2014
76113GAB4	24,499	3,730		(20,769)	3,730	13,564	3/31/2014
87246AAN8	12,061,177	—	[1]	(5,998,221)	6,062,956	6,062,956	3/31/2014
929766MZ3	6,301,000	6,098,624		(202,376)	6,098,624	3,780,600	3/31/2014
Total				$(66,350,930)

¹	Impairment based on fair value.

Other Disclosures: During 2014 and 2013, the Company acquired common stocks from other long term private equity fund investment distributions totaling $39 million and $51 million, respectively.

At December 31, 2014 and 2013, the carrying amount of restricted unaffiliated common stock was $377 million and $494 million, respectively. At December 31, 2014 and 2013, the Company held restricted preferred stock of $0 and $5 million, respectively. The restrictions include share sales, private sales, general partner approval for sale, and contractual restrictions.

At December 31, 2014 and 2013, the carrying amount of bonds and stocks denominated in a foreign currency was $3,247 million and $3,394 million, respectively. Of the total bonds denominated in foreign currency, $1,895 million and $1,817 million at December 31, 2014 and 2013, respectively, represent amounts due from related parties that are collateralized by real estate owned by the Company’s investment subsidiaries and affiliates.

The following table represents structured notes as of December 31, 2014 (in millions):

CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
128990KK3	$14	$14	$14	No
30256YAA1	73	75	73	No
478373AA1	8	8	8	No
X77765AA7	4	5	4	No
Total	$99	$102	$99

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-103

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The coupon rates for non-mezzanine commercial mortgage loans originated during 2014 ranged from 3.00% to 5.20% and from 3.49% to 4.99% for 2013. The coupon rates for mezzanine mortgage loans originated during 2014 ranged from 5.25% to 5.38% and from 5.00% to 6.25% for 2013. The coupon rates for residential mortgage loans purchased during 2014 ranged from 3.75% to 4.50%.

The maximum percentage of any one loan to the value of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 99.40% and 70.00% for commercial loans for the years ended December 31, 2014 and 2013, respectively. In 2014, there was one loan issued with a loan to value of 99.40% with a value of $13 million at December 31, 2014. The loan is a full recourse construction loan. The maximum percentage for mezzanine loans during 2014 was 73.70% and for residential loans was 80.00%.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2014 and 2013 have been written down to net realizable values based upon independent appraisals of the collateral while mortgage loans held for sale are written down to the current fair value of the loan. For impaired mortgage loans where the impairments were deemed to be temporary, an allowance for credit losses has been established.

The following table provides information on impaired loans classified as “Commercial—All Other” with or without allowance for credit losses as of December 31, (in millions):

	Commercial – All Other
	2014	2013	2012
With Allowance for Credit Losses	$—	$—	$—
No Allowance for Credit Losses	$159	$202	$206

The following table provides information for investment in impaired loans classified as “Commercial—All Other” as of December 31, (in millions):

	Commercial – All Other
	2014	2013	2012
Average Recorded Investment	$53	$34	$34
Interest Income Recognized	$10	$14	$14
Recorded Investments on Nonaccrual Status	$—	$—	$—
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	$10	$14	$14

The Company had no allowance for credit losses for the three years ended December 31, 2014, 2013 and 2012, respectively.

For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan–to-value-ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated quarterly, with a portion of the loan portfolio updated annually.

For the agricultural mortgage loan, the Company’s primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are updated quarterly.

For the residential mortgage loans, the primary credit quality is defined by performance versus non-performance. The Company generally defines nonperforming residential mortgage loans as those that are 90 or more days past due and/or in non-accrual status. Generally, nonperforming residential loans have a higher risk of experiencing a credit loss.

Credit quality

The credit quality of residential, commercial and agricultural mortgage loans held-for-investment, were as follows (dollars in millions):

Residential credit quality

	Recorded Investment—Residential
Performance Indicators	December 31, 2014	% of Total	December 31, 2013	% of Total
Performing	$86	100%	$—	—%
Non-performing	—	—	—	—
Total	$86	100%	$—	—%

B-104	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

Commercial and agriculture credit quality

	Recorded Investment—Commercial
	Loan-to-value Ratios
	> 90%	81%—90%	70%—80%	< 70%	Total	% of Total
December 31, 2014
Debt Service Coverage Ratios:
Greater than 1.20x	$—	$20	$173	$14,109	$14,302	91.8%
1.05x—1.20x	—	39	55	508	602	3.9
Less than 1.05x	—	—	181	187	368	2.4
Agriculture	—	—	—	265	265	1.7
Construction	40	—	—	—	40	0.2
Total	$40	$59	$409	$15,069	$15,577	100.0%

December 31, 2013
Debt Service Coverage Ratios:
Greater than 1.20x	$26	$20	$641	$11,955	$12,642	88.4%
1.05x—1.20x	—	—	141	553	694	4.9
Less than 1.05x	42	17	183	262	504	3.5
Agriculture	—	—	—	265	265	1.9
Construction	188	—	—	—	188	1.3
Total	$256	$37	$965	$13,035	$14,293	100.0%

Mortgage Loan Age Analysis: The following table sets forth an age analysis of mortgage loans (dollars in millions):

		Residential		Commercial
	Farm	Insured	All Other	Insured		All Other	Mezzanine	Total
December 31, 2014
Recorded Investment
Current	$265	$—	$86		$—	$14,652	$660	$15,663
Interest Accrued	$—	$—	$—		$—	$—	$—	$—
Recorded Investment	$—	$—	$—		$—	$—	$—	$—
Number of Loans	—	—	—		—	—	—	—
Interest Accrued	$—	$—	$—		$—	$—	$—	$—
Interest Reduced
Recorded Investment	$—	$—	$—		$—	$38	$—	$38
Number of Loans	—	—	—		—	1	—	1
Percent Reduced	—	—	—		—	1.64%	—	1.64%

December 31, 2013
Recorded Investment
During 2013	$265	$—	$—		$—	$13,543	$485	$14,293
Interest Accrued	$—	$—	$—		$—	$—	$—	$—
Recorded Investment	$—	$—	$—		$—	$—	$—	$—
Number of Loans	—	—	—		—	—	—	—
Interest Accrued	$—	$—	$—		$—	$—	$—	$—
Interest Reduced
Recorded Investment	$—	$—	$—		$—	$—	$—	$—
Number of Loans	—	—	—		—	—	—	—
Percent Reduced	—	—	—		—	—	—	—

December 31, 2012
Recorded Investment
During 2012	$265	$—	$—	$		$12,511	$225	$13,001
Interest Accrued	$—	$—	$—		$—	$—	$—	$—
Recorded Investment	$—	$—	$—		$—	$—	$—	$—
Number of Loans	—	—	—		—	—	—	—
Interest Accrued	$—	$—	$—		$—	$—	$—	$—
Interest Reduced
Recorded Investment	$—	$—	$—		$—	$363	$—	$363
Number of Loans	—	—	—		—	3	—	3
Percent Reduced	—	—	—		—	0.86%	—	0.86%

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-105

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

Mortgage Loan Diversification: The following tables set forth the mortgage loan portfolio by property type and geographic distribution (dollars in millions):

	Mortgage Loans by Property Type (Commercial and Residential)
	December 31, 2014		December 31, 2013
	Carrying Value	% of Total	Carrying Value	% of Total
Office buildings	$5,841	37.5%	$4,774	33.5%
Shopping centers	4,923	31.5	4,854	34.1
Apartments	1,971	12.6	1,825	12.8
Industrial buildings	1,674	10.7	2,068	14.5
Mixed use	690	4.4	259	1.8
Land	265	1.7	265	1.9
Hotel	124	0.8	161	1.1
Other	39	0.2	40	0.3
Residential	86	0.6	—	—
Total	$15,613	100.0%	$14,246	100.0%

	Residential Mortgage Loans by Geographic Distribution
	December 31, 2014
	Carrying Value	% of Total
Pacific	$32	37.2%
Middle Atlantic	15	17.4
New England	14	16.3
South Atlantic	10	11.6
South Central	9	10.5
North Central	4	4.7
Mountain	2	2.3
Total	$86	100.0%

	Commercial Mortgage Loans by Geographic Distribution
	December 31, 2014		December 31, 2013
	Carrying Value	% of Total	Carrying Value	% of Total
Pacific	$3,629	23.4%	$3,389	23.7%
South Atlantic	3,416	22.0	3,202	22.5
South Central	2,789	18.0	2,486	17.5
Middle Atlantic	2,731	17.6	2,848	20.0
North Central	1,508	9.7	1,223	8.6
New England	514	3.3	263	1.8
Other	473	3.0	313	2.2
Mountain	467	3.0	522	3.7
Total	$15,527	100.0%	$14,246	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

Pacific states are AK, CA, HI, OR and WA

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

Middle Atlantic states are PA, NJ and NY

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

New England states are CT, MA, ME, NH, RI and VT

Mountain states are AZ, CO, ID, MT, NV, NM, UT and WY

Other comprises investments in Australia, Canada and United Kingdom.

At December 31, 2014 and 2013, approximately 14.2% and 16.9% of the mortgage loan portfolio, respectively, was invested in California and is included in the Pacific region shown above.

B-106	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

At December 31, 2014 and 2013, approximately 16.4% and 15.9% of the mortgage loan portfolio, respectively, was invested in Texas and is included in the South Central region shown above.

Scheduled Mortgage Loan Maturities: At December 31, contractual maturities for mortgage loans were as follows (dollars in millions):

	2014		2013
	Carrying Value	% of Total	Carrying Value	% of Total
Due in one year or less	$1,117	7.2%	$801	5.6%
Due after one year through five years	3,604	23.1	4,938	34.7
Due after five years through ten years	7,811	50.0	5,893	41.4
Due after ten years	3,081	19.7	2,614	18.3
Total	$15,613	100.0%	$14,246	100.0%

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgage troubled debt restructurings during the periods ended December 31, 2014 or 2013. When restructuring mortgage loans, the Company generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgage loans with interest more than 180 days past due at December 31, 2014 or 2013.

During 2014, the Company reduced interest rates on one outstanding commercial loan. The loan modification occurred on May 23, 2014. The loan modification included a rate change from 5.64% to 4.00% and a maturity change from June 1, 2014 to June 1, 2016. The recorded investment excluding accrued interest of this loan was $38 million at December 31, 2014.

During 2013, the Company did not reduce interest rates on any outstanding commercial loans.

The Company did not have any taxes, assessments or amounts advanced that were not included in the mortgage loan totals for the years ended December 31, 2014 and 2013.

The Company has no reverse mortgages as of December 31, 2014 or 2013.

Mortgage loans of $178 million and $182 million at December 31, 2014 and 2013, respectively, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by the Company’s investment subsidiaries and affiliates.

For the years ended December 31, 2014 and 2013, the carrying values of mortgage loans denominated in foreign currency were $473 million and $313 million, respectively.

The Company does not hold sub-prime mortgages in the commercial mortgage loan portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—real estate

At December 31, 2014 and 2013, the Company’s directly owned real estate investments of $1,966 million and $1,812 million, respectively, were carried net of third party mortgage encumbrances. There were no third party mortgage encumbrances as of December 31, 2014 and 2013.

The carrying values of the directly owned real estate portfolio were diversified by property type and geographic region at December 31 as follows (dollars in millions):

	Directly Owned Real Estate by Property Type
	2014		2013
	Carrying Value	% of Total	Carrying Value	% of Total
Industrial buildings	$785	39.9%	$639	35.3%
Office buildings	696	35.4	696	38.4
Mixed-use projects	183	9.3	188	10.4
Apartments	157	8.0	160	8.8
Retail	130	6.6	112	6.2
Land under development	15	0.8	17	0.9
Total	$1,966	100.0%	$1,812	100.0%

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-107

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

	Directly Owned Real Estate by Geographic Region
	2014		2013
	Carrying Value	% of Total	Carrying Value	% of Total
Pacific	$1,065	54.2%	$971	53.6%
South Atlantic	726	36.9	683	37.7
Middle Atlantic	96	4.9	96	5.3
South Central	60	3.0	62	3.4
North Central	19	1.0	—	—
Total	$1,966	100.0%	$1,812	100.0%

At December 31, 2014 and 2013, approximately 34.8% and 32.5% of the real estate portfolio, respectively, was invested in California and is included in the Pacific region shown above.

At December 31, 2014 and 2013, approximately 15.0% and 16.4% of the real estate portfolio, respectively, was invested in Virginia and is included in the South Atlantic region shown above.

The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is warranted.

OTTI for directly owned real estate investments for the years ended December 31, 2014, 2013 and 2012 was $0, $0 and $17 million, respectively, and these amounts are included in the impairment table in Note 9. The OTTI during 2012 was for directly owned industrial properties in the states of Illinois and Texas and directly owned land in the State of Georgia. $13 million of OTTI during 2012 was a result of the Company’s intent to sell. The impairments were a result of unfavorable market conditions.

As of December 31, 2014 and 2013, the Company had no real estate investments classified as held for sale. For the year ended December 31, 2014, the Company recognized a net realized loss of $1 million on real estate sold in prior year. For the year ended December 31, 2013, the Company recognized a net realized gain on real estate sold of $30 million. The (losses) gains are included in net realized capital gains (losses) in the statutory-basis statements of operations.

Depreciation expense on directly owned real estate investments for the years ended December 31, 2014, 2013 and 2012, was $50 million, $51 million and $53 million, respectively. The amount of accumulated depreciation at December 31, 2014, 2013 and 2012 was $412 million, $362 million and $337 million, respectively.

There were no real estate properties acquired via the assumption or in satisfaction of debt during 2014, 2013 or 2012.

The Company’s real estate portfolio does not have any material exposure from sub-prime lenders who are tenants in the buildings that are directly owned.

The Company does not engage in retail land sales operations.

As of December 31, 2014, the Company does not have any low income housing tax credits.

Note 6—subsidiaries and affiliates

The Company holds interests in certain subsidiaries and affiliates that are primarily involved in the ownership and management of investments for the Company. The carrying value, OTTI and net investment income of investment subsidiaries and affiliates at December 31 are shown below (in millions):

	2014	2013	2012
Net carrying value of investment subsidiaries and affiliates
Reported as common stock	$635	$633	$1,517
Reported as other long-term investments	12,487	10,884	8,915
Total net carrying value	$13,122	$11,517	$10,432

OTTI	$—	$7	$9
Net investment income (distributed from investment subsidiaries and affiliates)	$605	$589	$460

B-108	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

The larger investment subsidiaries and affiliates, included in the above table, are T-C GA RE Holdings, LLC, TIAA Global Public Investments, LLC, Covariance Capital Management Series, LLC, TIAA Oil & Gas Investments, LLC, Ceres Agricultural Properties, LLC, TIAA Super Regional Mall Member Sub LLC, Infra Alpha LLC and ND Properties, Inc.

The carrying value, OTTI and net investment income of operating subsidiaries and affiliates at December 31 are shown below (in millions):

	2014	2013	2012
Net carrying value of operating subsidiaries and affiliates
Reported as common stock	$923	$814	$695
Reported as other long-term investments	6,085	1,119	808
Total net carrying value	$7,008	$1,933	$1,503

OTTI	$290	$138	$75
Net investment income (distributed from operating subsidiaries and affiliates)	$3	$7	$1

The Company’s operating subsidiaries and affiliates primarily consist of:, TIAA Asset Management, LLC, TIAA Global Ag Holdco, LLC, TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), TCT Holdings, Inc., Oleum Holding Company, Inc., TIAA-CREF Individual & Institutional Services, LLC, TIAA Emerging Markets Debt Fund, and Active Extension Fund III, LLC.

The 2014 and 2013 OTTI relates to a decline in the fair value of subsidiaries and affiliates for which the carrying value is not expected to recover. Fair value of subsidiaries and affiliates is generally determined using the net asset value of the underlying financial statements at the measurement date.

The Company held bonds of affiliates at December 31, 2014 and 2013 for $1,895 million and $1,817 million, respectively. Of these affiliated bonds, 87% and 100% were issued by ND Properties, Inc. at December 31, 2014 and 2013, respectively.

As of December 31, 2014 and 2013, no investment in a subsidiary or affiliate exceeded 10% of the Company’s admitted assets and the Company does not have any investment in foreign insurance subsidiaries. For the years ended December 31, 2014, 2013 and 2012, the Company did not have any related party transactions which exceeded one-half of 1% of the Company’s admitted assets.

As of December 31, 2014 and December 31, 2013, the net amount due from subsidiaries and affiliates was $154 million and $235 million, respectively. The net amounts due are generally settled on a daily basis except for TIAA Realty, Inc., ND Properties, Inc., Teachers Advisors, Inc. (“Advisors”), TIAA-CREF Tuition Financing, Inc. (“TFI”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Individual and Institutional Services, LLC (“Services”), and TIAA-CREF Asset Management LLC which are settled monthly.

The Company discloses contingencies and guarantees related to subsidiaries and affiliates in Note 22.

The Company holds investments in downstream non-insurance holding companies, which are valued by the Company utilizing the look-through approach. The financial statements for the downstream non-insurance holding companies listed in the table below are not audited and the Company has limited the value of its investment in these noninsurance holding companies to the value contained in the audited financial statements of the underlying investments and unamortized goodwill resulting from the statutory purchase method of accounting. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements.

The following table summarizes the Company’s carrying value in each such downstream non-insurance holding company as of December 31, (in millions):

Subsidiary	2014	2013
TIAA Asset Management, LLC*	$4,751	$—
TIAA Oil & Gas Investments, LLC	1,051	910
TIAA Global Ag Holdco, LLC	823	525
TIAA Super Regional Mall Member Sub LLC	636	430
Infra Alpha LLC	616	637
Occator Agricultural Properties, LLC	449	417
Dionysus Properties, LLC	327	373
Mansilla Participacoes Ltda	294	317
TIAA Infrastructure Investments, LLC	238	171
T-C 685 Third Avenue Member LLC	131	121

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-109

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

Subsidiary	2014	2013
Broadleaf Timberland Investments, LLC	100	30
T-C JK I LLC	91	—
T-C HV Member LLC	89	—
T-C JK II LLC	88	—
TIAA-Stonepeak Investments I, LLC	79	44
TIAA SynGas, LLC	65	22
TIAA GTR Holdco, LLC	42	11
New Fetter Lane Ltd	42	—
T-C SMA II, LLC	41	29
T-C SBMC Joint Venture, LLC	36	60
Almond Processors, LLC	21	21
T-C Europe, LP	19	—
FCP-ASC Holdings, LLC	13	—
T-C SMA III, LLC	5	8
TIAA-CREF LPHC, LLC	2	2
730 Texas Forest Holdings, Inc.	1	1
TIAA-CREF Asset Management LLC**	—	122
TIAA-CREF Redwood, LLC	—	26
Total	$10,050	$4,277

*	TIAA Asset Management, LLC (“TAM”) was formed on July 17, 2014 and is a wholly-owned subsidiary of the Company. On October 1, 2014, a newly formed wholly-owned subsidiary of TAM, TIAA Asset Management Finance Company, LLC (“TAMF”), indirectly acquired 100% of the equity interests in Nuveen Investments Inc. (“Nuveen”) from an investor group led by Madison Dearborn Partners for an enterprise value of approximately $6.25 billion, inclusive of Nuveen’s outstanding debt (the “Acquisition”). In connection with the transaction, Nuveen’s outstanding term loans, totaling approximately $3.1 billion, were repaid in full. Also, at the time of closing, Nuveen’s senior secured notes, totaling approximately $1.4 billion in principal amount, remained outstanding. The Acquisition was financed using a combination of debt and equity. On September 18, 2014, the Company issued an aggregate of $2.0 billion in surplus notes, the proceeds of which were used to fund a portion of the acquisition price and for general corporate purposes.

On October 30, 2014, TAMF issued senior unsecured notes in an aggregate principal amount of $2.0 billion. The proceeds of these notes were used, to redeem in full Nuveen’s senior secured notes on November 7 and November 10, 2014, and to repay an intercompany advance equal to $382 million from TIAA to TAMF, which was advanced in connection with the Acquisition.

**	TIAA-CREF Asset Management LLC – on December 1, 2014 the subsidiary was contributed to TAM, becoming a directly owned subsidiary of TAM.

Note 7—other long-term investments

The components of the Company’s carrying value in other long-term investments at December 31 were (in millions):

	2014	2013
Unaffiliated other invested assets	$7,416	$7,966
Affiliated other invested assets	18,573	12,003
Other long-term assets	29	90
Total other long-term investments	$26,018	$20,059

As of December 31, 2014, unaffiliated other invested assets of $7,416 million includes $6,858 million of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments. The remaining $558 million represents real estate related joint ventures, partnerships and LLCs. As of December 31, 2014, affiliated other invested assets of $18,573 million includes investments in securities related holdings of $3,733 million, investments in agriculture and timber related holdings of $3,415 million, investments in real estate related holdings of $4,104 million and investments in energy and infrastructure of $2,167 million. The remaining $5,154 million of affiliated other invested assets represents other operating subsidiaries and affiliates, $4,751 million is attributed to TIAA Asset Management, LLC which was formed on July 17, 2014 for the Company’s acquisition of Nuveen Investments Inc.

As of December 31, 2013, unaffiliated other invested assets of $7,966 million includes $7,403 million of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments. The remaining $563 million represents real estate related joint ventures, partnerships and LLCs. As of December 31, 2013, affiliated other invested assets of $12,003 million includes investments in securities related holdings of $3,680 million, investments in agriculture and timber related holdings of $3,152 million, investments in real estate related holdings of $2,761 million and investments in energy and infrastructure of $1,891 million. The remaining $519 million of affiliated other invested assets represents other operating subsidiaries and affiliates.

B-110	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

For the years ended December 31, 2014, 2013 and 2012, OTTI in other long-term investments for which the carrying value is not expected to be recovered were $302 million, $178 million and $129 million, respectively.

For the years ended December 31, 2014 and 2013, other long-term investments denominated in foreign currency were $1,428 million and $1,700 million, respectively.

Note 8—investments commitments

The outstanding obligation for future investments at December 31, 2014, is shown below by asset category (in millions):

	2015	2016	In later years	Total Commitments
Bonds	$575	$9	$80	$664
Stocks	41	7	3	51
Mortgage loans	646	62	—	708
Real Estate	66	90	—	156
Other long-term investments	1,143	1,229	2,089	4,461
Total	$2,471	$1,397	$2,172	$6,040

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, funding of stock commitments is contingent upon their continued favorable financial performance and the funding of real estate commitments and commercial mortgage commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. The funding of residential mortgage loan commitments is contingent upon the loan meeting specified guidelines including property appraisal reviews and confirmation of borrower credit. For other long-term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31 were as follows (in millions):

	2014	2013	2012
Bonds	$9,050	$9,206	$9,391
Stocks	34	61	82
Mortgage loans	787	772	796
Real Estate	219	203	244
Derivatives	10	(8)	23
Other long-term investments	1,526	1,430	960
Cash, cash equivalents and short-term investments	2	7	3
Total gross investment income	11,628	11,671	11,499
Less investment expenses	(557)	(542)	(574)
Net investment income before amortization of IMR	11,071	11,129	10,925
Plus amortization of IMR	182	145	117
Net investment income	$11,253	$11,274	$11,042

The total due and accrued income excluded from net income was $0 for the year ended December 31, 2014 and $1 million for the years ended December 31, 2013 and 2012.

Future minimum rental income expected to be received over the next five years under existing real estate leases in effect as of December 31, 2014 (in millions):

	2015	2016	2017	2018	2019	Total
Future rental income	$127	$118	$105	$89	$69	$508

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-111

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to OTTI for the years ended December 31 were as follows (in millions):

	2014	2013	2012
Bonds	$78	$604	$163
Stocks	(135)	(50)	89
Mortgage loans	22	—	13
Real estate	(1)	30	68
Derivatives	(19)	(24)	(61)
Other long-term investments	(291)	(115)	(122)
Cash, cash equivalents and short-term investments	(26)	(121)	9
Total before capital gains taxes and transfers to IMR	(372)	324	159
Transfers to IMR	(5)	(741)	(575)
Net realized capital losses less capital gains taxes, after transfers to IMR	$(377)	$(417)	$(416)

Gross gains on long-term bonds of $405 million, $948 million and $917 million and gross losses on long-term bonds, excluding impairments considered to be other-than-temporary, of $130 million, $74 million and $155 million were realized during 2014, 2013 and 2012, respectively.

Write-downs of investments resulting from OTTI, included in the preceding table, were as follows for the years ended December 31, (in millions):

	2014	2013	2012
Other-than-temporary impairments:
Bonds	$223	$281	$643
Stocks	158	77	52
Mortgage loans	—	—	13
Real estate	—	—	17
Derivatives	—	—	8
Other long-term investments	302	178	129
Total	$683	$536	$862

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process, the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Proceeds from sales of long-term bond investments during 2014, 2013 and 2012 were $8,544 million, $8,949 million and $11,211 million, respectively.

The Company has no contractual commitments to extend credit to debtors owing receivables whose terms have been modified in troubled debt restructurings.

Wash Sales: The Company does not engage in the practice of wash sales, however, in isolated cases in the course of asset management activities, a security may be sold and repurchased in whole or in part within thirty days of the sale. There were no securities with a NAIC designation of 3 or below, or unrated, that were sold and reacquired within 30 days of the sale date during 2014, 2013 and 2012.

Unrealized Capital Gains and Losses: The net changes in unrealized capital gains (losses) in investments, resulting in a net increase (decrease) in the carrying value of investments for the years ended December 31 were as follows (in millions):

	2014	2013	2012
Bonds	$(245)	$138	$172
Stocks	108	123	18
Mortgage loans	(33)	(21)	(13)
Derivatives	347	(9)	(109)
Other long-term investments	160	962	422
Total	$337	$1,193	$490

B-112	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

Note 10—securitizations

When the Company sells bonds and mortgages in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. The Company’s ownership of the related retained interests may be held directly by the Company or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities (“SPEs”) that issue equity and debt which is non-recourse to the Company. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices, if available; however, quotes are generally not available for retained interests, so the Company either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

The Company has not initiated any securitization transactions in which it sold assets held on its balance sheet into SPEs during 2014 or 2013. Teachers Advisors, Inc. (“Advisors”), an indirect subsidiary of TIAA, provides investment advisory services for most assets previously securitized by the Company.

The following sensitivity analysis represents changes in the fair value of the securitized assets. The following table as of December 31, 2014 summarizes the Company’s retained interests in securitized financial assets from transactions originated since 2001 (in millions):

					Sensitivity Analysis of Adverse Changes in Key Assumptions
Issue Year	Type of Collateral	Carrying Value	Estimated Fair Value		10% Adverse	20% Adverse
2001	Bonds	$1	$4	(a)	$—	$—
2007	Mortgages	13	19	(b)	1	3
	Total	$14	$23		$1	$3

The key assumptions applied to both the fair values and sensitivity analysis of the retained interests on December 31, 2014 was as follows:

a)	The retained interests securitized in 2001 were valued using an independent third-party pricing service. The third-party pricing levels imply a yield rate of 3.94%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

b)	The retained interests securitized in 2007 were valued using an independent third-party pricing service. The third-party pricing levels implied yields for the securities ranging from 7.09% to 36.54%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rates.

Note that the sensitivity analysis above does not give effect to any offsetting benefits of financial instruments which may hedge the risks inherent to these financial interests. Additionally, changes in particular assumptions, such as discount rates, may in practice change other valuation assumptions which may magnify or counteract the effect of these disclosed sensitivities.

Note 11—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-113

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2014 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets:
Bonds	$195,231	$180,086	$—	$191,214	$4,017	$—
Common Stock	1,345	1,345	814	4	527	—
Preferred Stock	121	100	16	37	68	—
Mortgage Loans	16,621	15,613	—	—	16,621	—
Derivatives	236	218	—	225	11	—
Contract Loans	1,555	1,555	—	—	1,555	—
Separate Accounts	26,535	26,531	8,141	4,130	14,264	—
Cash, Cash Equivalents and Short Term Investments	1,542	1,542	1,023	519	—	—
Total	$243,186	$226,990	$9,994	$196,129	$37,063	$—

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Liabilities:
Deposit-type contracts	$949	$949	$—	$—	$949	$—
Separate account	26,522	26,522	—	—	26,522	—
Derivatives	143	123	—	143	—	—
Total	$27,614	$27,594	$—	$143	$27,471	$—

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2013 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets:
Bonds	$187,409	$181,121	$—	$182,835	$4,574	$—
Common Stock	1,228	1,228	663	33	532	—
Preferred Stock	88	48	42	23	23	—
Mortgage Loans	14,823	14,246	—	—	14,823	—
Derivatives	83	60	—	68	15	—
Contract Loans	1,466	1,466	—	—	1,466	—
Separate Accounts	22,349	22,348	6,615	3,344	12,390	—
Cash, Cash Equivalents and Short Term Investments	1,362	1,362	1,078	284	—	—
Total	$228,808	$221,879	$8,398	$186,587	$33,823	$—

(in millions)	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Liabilities:
Deposit-type contracts	$853	$853	$—	$—	$853	$—
Separate account	22,343	22,343	—	—	22,343	—
Derivatives	330	311	—	330	—	—
Total	$23,526	$23,507	$—	$330	$23,196	$—

B-114	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2014 and 2013. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Assets and liabilities measured and reported at fair value

The Company’s financial assets and liabilities measured and reported at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value as of December 31, (in millions):

	2014
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and Miscellaneous	$—	$95	$15	$110
Total Bonds	$—	$95	$15	$110
Common Stock
Industrial and Miscellaneous	$814	$4	$527	$1,345
Total Common Stocks	$814	$4	$527	$1,345
Total Preferred Stocks	$—	$—	$—	$—
Derivatives:
Foreign Exchange Contracts	$—	$199	$—	$199
Interest Rate Contracts	—	17	—	17
Credit Default Swaps	—	—	—	—
Total Derivatives	$—	$216	$—	$216
Separate Accounts assets, net	$8,124	$3,831	$14,264	$26,219
Total assets at fair value	$8,938	$4,146	$14,806	$27,890

Liabilities at fair value:
Derivatives
Foreign Exchange Contracts	$—	$51	$—	$51
Interest Rate Contracts	—	—	—	—
Credit Default Swaps	—	22	—	22
Total liabilities at fair value	$—	$73	$—	$73

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-115

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

	2013
(in millions)	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and Miscellaneous	$—	$176	$116	$292
Total Bonds	$—	$176	$116	$292
Common Stock
Industrial and Miscellaneous	$663	$33	$532	$1,228
Total Common Stocks	$663	$33	$532	$1,228
Total Preferred Stocks	$—	$—	$3	$3
Derivatives:
Foreign Exchange Contracts	$—	$36	$—	$36
Interest Rate Contracts	—	19	—	19
Credit Default Swaps	—	2	—	2
Total Derivatives	$—	$57	$—	$57
Separate Accounts assets, net	$6,605	$3,120	$12,390	$22,115
Total assets at fair value	$7,268	$3,386	$13,041	$23,695

Liabilities at fair value:
Derivatives
Foreign Exchange Contracts	$—	$200	$—	$200
Interest Rate Contracts	—	1	—	1
Credit Default Swaps	—	30	—	30
Total liabilities at fair value	$—	$231	$—	$231

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange listed equities and public real estate investment trusts.

Level 2 financial instruments

Bonds included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Common stocks included in Level 2 include those which are traded in an inactive market or for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Separate account assets in Level 2 consist principally of short term government agency notes and commercial paper.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

B-116	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

Estimated fair value for privately traded equity securities are principally determined using valuation and discounted cash flow models that require a substantial level of judgment.

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent net asset value of the partnership.

Transfers between Level 1 and Level 2

Periodically, the Company has transfers between Level 1 and Level 2 due to the availability of quoted prices for identical assets in active markets at the measurement date. The Company’s policy is to recognize transfers between levels as of the actual date of the event or change in circumstances that caused the transfer.

As of December 31, 2014, the Company transferred a small denomination of common stock from Level 2 to Level 1 due to changes in the availability of quoted prices in active markets for identical assets at the quarterly measurement dates throughout the year. There were no transfers of common stock between Level 1 and Level 2 during 2013.

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2014 (in millions):

	Beginning Balance at 01/01/2014	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances (Sales)	Settlements	Ending Balance at 12/31/2014
Bonds	$116	$—		$(96)[a]	$(14)	$52	$—	$(37)	$(6)	$15
Common Stock	532	41	[b]	—	(86)	51	3	—	(14)	527
Preferred Stock	3	—		(3)	—	—	—	—	—	—
Separate Account	12,390	—		—	(18)	1,278	1,543	(976)	47	14,264
Total	$13,041	$41		$(99)	$(118)	$1,381	$1,546	$(1,013)	$27	$14,806

(a)	The Company transferred bonds out of Level 3 that were not measured and reported at fair value as of December 31, 2014.
(b)	The Company transferred common stocks into Level 3 due to the significance of unobservable market data used in the valuation of these securities.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2013 (in millions):

	Beginning Balance at 01/01/2013	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances (Sales)	Settlements		Ending Balance at 12/31/2013
Bonds	$322	$29	[a]	$(250)[b]	$(12)	$32	$1	$—	$(6)		$116
Common Stock	559	19	[c]	—	(36)	(42)	38	(6)	—		532
Preferred Stock	8	—		(5)[d]	—	—	—	—	—		3
Separate Account	11,122	—		—	(13)	1,065	(55)[e]	(436)	707	[e]	12,390
Total	$12,011	$48		$(255)	$(61)	$1,055	$(16)	$(442)	$701		$13,041

(a)	The Company transferred bonds which were not previously measured and reported at fair value into Level 3 primarily due to the Securities Valuation Office (“SVO”) valuation process related to Loan-Backed and Structured Securities. The pricing information used in the valuation of these securities was not readily observable in the market.
(b)	The Company transferred bonds out of Level 3 that were not measured and reported at fair value as of December 31, 2013.
(c)	The Company transferred common stocks into Level 3 due to the significance of unobservable market data used in the valuation of these securities.
(d)	The Company transferred preferred stocks out of Level 3 that were not measured and reported at fair value as of December 31, 2013.
(e)	Purchases and settlements include refinancing and loan settlement activity on mortgage loans for real estate purchased in prior periods.

The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Characteristics of items being measured for Level 2 and Level 3:

Bonds Level 2 and Level 3:

As of December 31, 2014, the reported fair value of bonds in Level 2 and Level 3 was $110 million, representing 20 individual bonds. The bonds are carried at fair value due to being rated NAIC 6.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-117

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

Of the 20 bonds reported at fair value, 18 are categorized as loan-backed and structured securities. Of the loan-backed and structured securities reported at fair value, 9 bonds with a fair value of $30 million are collateralized by commercial mortgage loans, 7 bonds with a fair value of $19 million are collateralized by residential mortgage loans, and 2 bonds with a fair value of $25 million are collateralized by other collateral. The loan-backed and structured securities reported at fair value have a weighted average coupon of 4.87%.

The remaining 2 bonds reported at fair value are categorized as corporate securities and have a fair value of $36 million.

As of December 31, 2013, the reported fair value of bonds in Level 2 and Level 3 was $292 million, representing 65 individual bonds. The bonds are carried at fair value due to being rated NAIC 6.

Of the 65 bonds reported at fair value, 63 are categorized as loan-backed and structured securities. Of the loan-backed and structured securities reported at fair value, 40 bonds with a fair value of $241 million are collateralized by commercial mortgage loans, 21 bonds with a fair value of $22 million are collateralized by residential mortgage loans, and 2 bonds with a fair value of $25 million are collateralized by other collateral. The loan-backed and structured securities reported at fair value have a weighted average coupon of 5.28%.

The remaining 2 bonds reported at fair value are categorized as corporate securities and have a fair value of $4 million.

Common Stocks Levels 2 and Levels 3:

As of December 31, 2014, the reported fair value of common stocks in Level 2 and Level 3 was $531 million representing 50 individual common stocks. Common stocks are carried at fair value in accordance with SSAP No. 30—Investments in Common Stock.

Of the 50 common stocks, 3 common stocks with a fair value of $4 million were in level 2, and 47 common stocks with a fair value of $527 million were reported in Level 3. Out of the 50 common stocks, 49 common stocks with a fair value of $530 million have a pricing method where the price per share is determined by the reporting entity; and 1 common stock with a fair value of $1 million has a pricing method where the price per share was determined by a pricing service.

As of December 31, 2013, the reported fair value of common stocks in Level 2 and Level 3 was $565 million representing 22 individual common stocks. Common stocks are carried at fair value in accordance with SSAP No. 30—Investment in Common Stock.

Of the 22 common stocks, 6 common stocks with a fair value of $33 million were in Level 2 and 16 common stocks with a fair value of $532 million were reported in Level 3. Out of the 22 common stocks, 19 common stocks with a fair value of $553 million have a pricing method where the rate was determined by the reporting entity, and 3 common stocks with a fair value of $12 million have a pricing method where the rate is determined by a stock exchange.

Preferred Stocks Level 3:

As of December 31, 2014, there were no preferred stocks in Level 3 reported at fair value. In accordance with SSAP No. 32, redeemable preferred stocks and perpetual preferred stocks that are NAIC designated RP4-RP6 and P4 to P6 are reported at the lower of book value or fair value.

As of December 31, 2013, the reported fair value of preferred stocks in Level 3 was $3 million, representing 1 individual preferred stock with a pricing method where the price per share is determined by the reporting entity. In accordance with SSAP No. 32, redeemable preferred stocks and perpetual preferred stocks that are NAIC designated RP4-RP6 and P4 to P6 are reported at the lower of book value or fair value.

Quantitative information regarding level 3 fair value measurements

The following table provides quantitative information on significant unobservable inputs (Level 3) used in the fair value measurement of assets that are measured and reported at fair value at December 31, 2014 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Fixed Maturity Bonds:
RMBS	$2	Discounted Cash Flow	Discount Rate	10.2%	10.2%
CMBS	$13	Market Comparable	Credit Analysis/Market Comparable	$31.78	$31.78
Equity Securities:
Common Stock	$527	Equity Method	Book Value Multiple	1.0x–2.8x	1.2x
		Market Comparable	EBITDA Multiple	7.4x–12.7x	9.6x
			Book Value Multiple	1.0x	1.0x
			Valuation Discount	0.4x	0.4x

B-118	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Separate Account Assets:
Real Estate Properties and Real Estate Joint Ventures	$16,280
Office Properties		Income Approach—Discounted cash flow	Discount Rate	6.0%–8.8%	6.7%
			Terminal Capitalization Rate	5.0%–7.8%	5.7%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	4.0%–7.5%	5.0%
Industrial Properties		Income Approach—Discounted cash flow	Discount Rate	6.0%–10.0%	7.1%
			Terminal Capitalization Rate	5.3%–8.0%	6.0%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	4.3%–8.3%	5.3%
Residential Properties		Income Approach—Discounted cash flow	Discount Rate	5.3%–7.8%	6.3%
			Terminal Capitalization Rate	4.0%–5.8%	4.8%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	3.3%–5.4%	4.2%
Retail Properties		Income Approach—Discounted cash flow	Discount Rate	5.8%–10.2%	7.3%
			Terminal Capitalization Rate	5.0%–9.5%	6.1%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	4.5%–8.8%	5.6%

Separate account real estate assets include the values of the related mortgage loans payable in the table below.

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Mortgage Loans Payable	$(2,374)
Office and Industrial Properties		Discounted Cash Flow	Loan to Value Ratio	35.0%–47.9%	43.1%
			Equivalency Rate	2.9%–3.9%	3.6%
		Net Present Value	Loan to Value Ratio	35.0%–47.9%	43.1%
			Weighted Average Cost of Capital Risk Premiums Multiple	1.2–1.3	1.3
Residential Properties		Discounted Cash Flow	Loan to Value Ratio	32.9%–63.7%	45.3%
			Equivalency Rate	2.2%–3.6%	3.2%
		Net Present Value	Loan to Value Ratio	32.9%–63.7%	45.3%
			Weighted Average Cost of Capital Risk Premiums Multiple	1.2–1.5	1.3
Retail Properties		Discounted Cash Flow	Loan to Value Ratio	24.8%–124.4%	55.4%
			Equivalency Rate	2.2%–6.3%	3.5%
		Net Present Value	Loan to Value Ratio	24.8%–124.4%	55.4%
			Weighted Average Cost of Capital Risk Premiums Multiple	1.1–3.0	1.5
Limited Partnerships	$358	Net Asset Value	Net Asset Value (a)

(a)	The range has not been disclosed due to the wide range of possible values given the diverse nature of the underlying investments.

Additional qualitative information on fair valuation process

The Company has various processes and controls in place to ensure that fair value is reasonably estimated. The Risk Management Valuation group, which reports to the Chief Credit Risk Officer, sets the valuation policies for fixed income and equity securities and is responsible for the determination of fair value.

Risk Management Valuation (1) compares price changes between periods to current market conditions, (2) compares trade prices of securities to fair value estimates, (3) compares prices from multiple pricing sources, and (4) performs ongoing vendor due diligence to confirm that independent pricing services use market-based parameters for valuation. Internal and vendor valuation methodologies are reviewed on an ongoing basis and revised as necessary based on changing market conditions to ensure values represent a reasonable exit price.

Markets in which the Company’s fixed income securities trade are monitored by surveying the Company’s traders. Risk Management Valuation determines if liquidity is active enough to support a Level 2 classification. Use of independent non-binding broker quotations may indicate a lack of liquidity or the general lack of transparency in the process to develop these price estimates, causing them to be considered Level 3.

Level 3 equity investments generally include private equity co-investments along with general and limited partnership interests. Values are derived by the general partners. The partners generally fair value these instruments based on projected net earnings, earnings before interest, taxes depreciation and amortization, discounted cash flow, public or private market transactions, or

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-119

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

valuations of comparable companies. When using market comparable, certain adjustments may be made for differences between the reference comparable and the investment, such as liquidity. Investments may also be valued at cost for a period of time after an acquisition, as the best indication of fair value.

With respect to real property investments in TIAA’s Real Estate Account, each property is appraised, and each mortgage loan is valued, at least once every calendar quarter. Each property is appraised by an independent, third party appraiser, reviewed by the Company’s internal appraisal staff and as applicable, the Real Estate Account’s independent fiduciary. Any differences in the conclusions of the Company’s internal appraisal staff and the independent appraiser are reviewed by the independent fiduciary, who will make a final determination. The independent fiduciary was appointed by a special subcommittee of the Investment Committee of TIAA Board of Trustees to, among other things, oversee the appraisal process. The independent fiduciary must approve all independent appraisers used by the Real Estate Account.

Mortgage loans payable are valued internally by the Company’s internal valuation department, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral), the liquidity for mortgage loans of similar characteristics, the maturity date of the loan, the return demands of the market.

Note 12—restricted assets

The following table provides information on amounts and the nature of any assets pledged to others as collateral or otherwise restricted by the Company.

Restricted Assets at December 31, 2014 (dollars in millions):

	Gross Restricted
	12/31/2014								Percentage
	1	2	3	4	5	6	7	8	9	10
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to repurchase agreements	$—	$—	$—	$—	$—	$471	$(471)	$—	0.000%	0.000%
Collateral held under security lending agreements.	614	—	—	—	614	—	614	614	0.226	0.234
On deposit with states	7	—	—	—	7	7	—	7	0.003	0.003
Pledged as collateral not captured in other categories	30	—	—	—	30	113	(83)	30	0.011	0.011
Total restricted assets	$651	$—	$—	$—	$651	$591	$60	$651	0.240%	0.248%

Detail of assets pledged as collateral not captured in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate) (dollars in millions).

	Gross Restricted
	12/31/2014								Percentage
	1	2	3	4	5	6	7	8	9	10
Description of Assets	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivative Collateral	$30	$—	$—	$—	$30	$113	$(83)	$30	0.011%	0.011%
Term Asset-Backed Securities Loan Facility	—	—	—	—	—	—	—	—	—	—
Total	$30	$—	$—	$—	$30	$113	$(83)	$30	0.011%	0.011%

B-120	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

Restricted Assets at December 31, 2013 (dollars in millions):

	Gross Restricted
	12/31/2013								Percentage
	1	2	3	4	5	6	7	8	9	10
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to repurchase agreements	$471	$—	$—	$—	$471	$440	$31	$471	0.182%	0.188%
On deposit with states	7	—	—	—	7	7	—	7	0.003	0.003
Pledged as collateral not captured in other categories	113	—	—	—	113	150	(37)	113	0.044	0.045
Total restricted assets	$591	$—	$—	$—	$591	$597	$(6)	$591	0.229%	0.236%

Detail of assets pledged as collateral not captured in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate) (dollars in millions).

	Gross Restricted
	12/31/2013								Percentage
	1	2	3	4	5	6	7	8	9	10
Description of Assets	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivative Collateral	$113	$—	$—	$—	$113	$92	$21	$113	0.044%	0.045%
Term Asset-Backed Securities Loan Facility	—	—	—	—	—	58	(58)	—	—	—
Total	$113	$—	$—	$—	$113	$150	$(37)	$113	0.044%	0.045%

Note 13—derivative financial instruments

The Company uses derivative instruments for economic hedging, income generation, and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market (“OTC”). The Company’s OTC derivative transactions are cleared and settled through central clearing counterparties (“OTC-cleared”) or through bilateral contracts with other counterparties (“OTC-bilateral”). Should an OTC-bilateral counterparty fail to perform its obligations under contractual terms, the Company may be exposed to credit-related losses. The current credit exposure of the Company’s derivatives is limited to the net positive fair value of derivatives at the reporting date, after taking into consideration the existence of netting agreements and any collateral received. All of the credit exposure for the Company from OTC-bilateral contracts is with investment grade counterparties. The Company also monitors its counterparty credit quality on an ongoing basis. Effective January 1, 2003 TIAA adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date. The NAIC has also adopted disclosure requirements included within Accounting Standards Codification 815, “Derivatives and Hedging” (“ASC 815”) and Accounting Standards Codification 460, “Guarantees” (“ASC 460”), for annual audited statements in accordance with guidelines provided by the Statutory Accounting Principles Working Group. Additional information related to derivatives may also be found in Note 11, Disclosures about Fair Value of Financial Instruments.

Collateral: The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each derivative counterparty relating to over-the-counter transactions. In addition to the ISDA agreement, Credit Support Annexes (“CSA”), which are bilateral collateral agreements, have been put in place with thirteen of the Company’s seventeen derivative OTC-bilateral counterparties. The CSA’s allow TIAA’s mark-to-market exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. The Company also exchanges cash and securities margin for derivatives traded through a central clearinghouse. As of December 31, 2014, TIAA held cash collateral of $156 million and securities collateral of $37 million from its counterparties. The Company must also post collateral or margin to the extent its net

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-121

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

position with a given counterparty or clearinghouse is at a loss relative to the counterparty. As of December 31, 2014, the Company pledged cash collateral or margin of $27 million and securities collateral or margin of $3 million to its counterparties.

Contingent Features: Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating were to fall below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination would require immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position on December 31, 2014 is $96 million for which the Company has posted collateral of $26 million in the normal course of business.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain for the year ended December 31, 2014, from foreign currency swap contracts that do not qualify for hedge accounting treatment was $211 million. The net realized loss for the year ended December 31, 2014, from all foreign currency swap contracts was $35 million.

Foreign Currency Forward Contracts: The Company enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain for the year ended December 31, 2014, from foreign currency forward contracts that do not qualify for hedge accounting treatment was $102 million. The net realized gain for the year ended December 31, 2014, from all foreign currency forward contracts was $15 million.

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts allow the Company to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument may be traded OTC-cleared or OTC-bilateral, and the Company is exposed to both market and counterparty risk. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized loss for the year ended December 31, 2014, from interest rate swap contracts that do not qualify for hedge accounting treatment was $1 million. There were no realized gains or losses on interest rate swap contracts for the year ended December 31, 2014.

Purchased Credit Default Swap Contracts: The Company uses credit default swaps to hedge against unexpected credit events on selective investments in the Company’s portfolio. This type of derivative is traded OTC-bilateral and is exposed to market, credit and counterparty risk. The premium payment to the counterparty on these contracts is expensed as incurred. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain for the year ended December 31, 2014, from purchased credit default swap contracts that do not qualify for hedge accounting treatment was $5 million. The net realized gain for the year ended December 31, 2014 from all purchased credit default swap contracts was $0.4 million.

Written Credit Default Swaps used in Replication Transactions: A replication synthetic asset transaction is a derivative transaction (the derivative component) established concurrently with another fixed income instrument (the cash component) in order to “replicate” the investment characteristics of another instrument (the reference entity). As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, the Company writes or sells credit default swaps on either single name corporate credits or credit indices and provides credit default protection to the buyer. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to market, credit and counterparty risk. The carrying value of credit default swaps used in RSATs represents the unamortized premium received/(paid) for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer. The net realized gain for the year ended December 31, 2014 from all written credit default swap contracts was $0.2 million.

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative

B-122	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

is represented by the notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by the Company may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by the Company to Counterparty and/or delivery of physical security by Counterparty to the Company.

2.	Notional amount payment by the Company to Counterparty net of contractual recovery fee.

3.	Notional amount payment by the Company to Counterparty net of auction determined recovery fee.

The following table contains information related to replication positions where credit default swaps have been sold by the Company on the Dow Jones North American Investment Grade Series of indexes (DJ.NA.IG). Each index is comprised of 125 liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. The Company has written contracts on the “Super Senior” (60% to 100%) tranche of the Dow Jones North American Investment Grade Index Series 7 and 9 (DJ.NA.IG.7 and DJ.NA.IG.9, respectfully), whereby the Company is obligated to perform should the default rates of each index exceed 60%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount of the contracts. The Company will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (dollars in millions):

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2014 Impairment
DJ Investment Grade Index—Series 7 & 9
Super Senior Tranche 60%–100%	1–3 years	$2,575	0.24%	$11	—

The following table contains information related to Replication positions where Credit Default Swaps have been sold by the Company on individual debt obligations of corporations and sovereign nations. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount. TIAA will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (dollars in millions):

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2014 Impairment
Corporate	0–2 years	$190	0.50%	$—	$—
Corporate	2–5 years	35	1.00%	1	—
Corporate	5–7 years	35	4.43%	4	—
Sovereign	0–2 years	60	1.00%	—	—
Sovereign	2–3 years	35	1.00%	(1)	—
Total		$355		$4	$—

Information related to the credit quality of replication positions where credit default swaps have been sold by the Company on indexes, individual debt obligations of corporations and sovereign nations appears below. The values are listed in order of their NAIC Credit Designation, with a designation of 1 having the highest credit quality and designations of 4 or below having the lowest credit quality based on the underlying asset referenced by the credit default swap (in millions):

	Reference Entity Asset Class	RSAT Notional Amount	Derivative Component Fair Value	Cash Component Fair Value	RSAT Fair Value
RSAT NAIC Designation
1 Highest Quality	Tranche	$2,575	$11	$3,242	$3,253
	Corporate	110	—	125	125
	Sovereign	5	—	5	5
	Subtotal	2,690	11	3,372	3,383
	Tranche	—	—	—	—
2 High Quality	Corporate	120	—	145	145
	Sovereign	90	(1)	98	97
	Subtotal	210	(1)	243	242
3 Medium Quality	Tranche	—	—	—	—
	Corporate	30	5	36	41
	Sovereign	—	—	—	—
	Subtotal	30	5	36	41
4 Low Quality	Tranche	—	—	—	—
	Corporate	—	—	—	—
	Sovereign	—	—	—	—
	Subtotal	—	—	—	—
Total		$2,930	$15	$3,651	$3,666

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-123

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

A summary of derivative asset and liability positions by carrying value, held by the Company, including notional amounts, carrying values and estimated fair values, appears below (in millions):

		December 31, 2014			December 31, 2013
		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign Currency Swap Contracts	Assets	$1,725	$103	$104	$354	$34	$34
	Liabilities	782	(97)	(119)	2,403	(268)	(291)
	Subtotal	2,507	6	(15)	2,757	(234)	(257)
Foreign Currency Forward Contracts	Assets	1,430	98	98	191	2	2
	Liabilities	139	(1)	(1)	331	(7)	(7)
	Subtotal	1,569	97	97	522	(5)	(5)
Interest Rate Swap Contracts	Assets	308	17	17	291	19	19
	Liabilities	—	—	—	55	(1)	(1)
	Subtotal	308	17	17	346	18	18
Credit Default Swap Contracts—RSAT	Assets	2,790	—	16	3,290	3	26
	Liabilities	140	(3)	(1)	137	(5)	(1)
	Subtotal	2,930	(3)	15	3,427	(2)	25
Credit Default Swap Contracts (Purchased Default Protection)	Assets	43	—	—	98	2	2
	Liabilities	923	(22)	(22)	1,418	(30)	(30)
	Subtotal	966	(22)	(22)	1,516	(28)	(28)
Total	Assets	6,296	218	235	4,224	60	83
	Liabilities	1,984	(123)	(143)	4,344	(311)	(330)
	Total	$8,280	$95	$92	$8,568	$(251)	$(247)

For the year ended December 31, 2014, there were no impairments of derivative positions. For the year ended December 31, 2014, the average fair value of derivatives used for other than hedging purposes, which is the derivative component of RSATs, was $22 million in assets.

The table below illustrates the Fair Values of Derivative Instruments in the Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Hedging instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions):

	Fair Value of Derivative Instruments
	Asset Derivatives				Liability Derivatives
	December 31, 2014		December 31, 2013		December 31, 2014		December 31, 2013
Qualifying Hedge Relationships	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV
Foreign Currency Swaps	Derivatives	$3	Derivatives	$—	Derivatives	$(69)	Derivatives	$(98)
Total Qualifying Hedge Relationships		3		—		(69)		(98)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Derivatives	17	Derivatives	19	Derivatives	—	Derivatives	(1)
Foreign Currency Swaps	Derivatives	101	Derivatives	34	Derivatives	(50)	Derivatives	(193)
Foreign Currency Forwards	Derivatives	98	Derivatives	2	Derivatives	(1)	Derivatives	(7)
Purchased Credit Default Swaps	Derivatives	—	Derivatives	2	Derivatives	(22)	Derivatives	(30)
Total Non-qualifying Hedge Relationships		216		57		(73)		(231)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Derivatives	16	Derivatives	26	Derivatives	(1)	Derivatives	(1)
Total Derivatives used for other than Hedging Purposes		16		26		(1)		(1)
Total Derivatives		$235		$83		$(143)		$(330)

B-124	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

The table below illustrates the Effect of Derivative Instruments in the Statements of Operations. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions):

	Effect of Derivative Instruments
	December 31, 2014		December 31, 2013
Qualifying Hedge Relationships	Income Statement Location	Realized Gain (Loss)	Income Statement Location	Realized Gain (Loss)
Foreign Currency Swaps	Net Realized Capital Gain (Loss)	$(2)	Net Realized Capital Gain (Loss)	$(3)
Amount of Gain or (Loss) Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	—
Total Qualifying Hedge Relationships		(2)		(3)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	—
Foreign Currency Swaps	Net Realized Capital Gain (Loss)	(32)	Net Realized Capital Gain (Loss)	(25)
Foreign Currency Forwards	Net Realized Capital Gain (Loss)	15	Net Realized Capital Gain (Loss)	(11)
Purchased Credit Default Swaps	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	—
Interest Rate Futures Contracts	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	14
Total Non-qualifying Hedge Relationships		(17)		(22)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	1
Total Derivatives used for other than Hedging Purposes	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	1
Total Derivatives		$(19)		$(24)

Note 14—separate accounts

Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate accounts are generally accounted for at fair value, except the Stable Value Separate Account (“TSV”) products which are accounted for at book value in accordance with NYDFS guidance.

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account and was established on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding after-tax variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 was registered with the Securities and Exchange Commission, (the “Commission”) effective at November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Separate Account (“REA” or “VA-2”) is a segregated investment account and was organized on February 22, 1995, under the insurance laws of the State of New York for the purpose of providing an investment option to TIAA’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. VA-2 was registered with the Commission under the Securities Act of 1933 effective at October 2, 1995. VA-2’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments that are easily converted to cash to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account and was organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 is registered with the Commission as an investment company under the Investment Company Act of 1940, effective at September 29, 2006, and operates as a unit investment trust.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-125

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

TIAA Stable Value (“TSV”) is an insulated, non-unitized separate account and was established on March 31, 2010 qualifying under New York Insurance Law 4240(a)(5)(ii). The Separate Account supports a flexible premium group deferred fixed annuity contract that is intended initially to be offered to employer sponsored retirement plans. The assets of this account are carried at book value as prescribed by the Department.

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TIAA Separate Account VA-1	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Real Estate Separate Account	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Separate Account VA-3	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Stable Value	Group Deferred Fixed Annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2014 and 2013, the Company’s separate account statement included legally insulated assets of $26,531 million and $22,348 million, respectively. The assets legally insulated from the general account as of December 31, 2014 are attributed to the following products (in millions):

Product	Legally Insulated Assets
TIAA Separate Account VA-1	$1,020
TIAA Real Estate Separate Account	19,955
TIAA Separate Account VA-3	5,244
TIAA Stable Value	312
Total	$26,531

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account. (In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.)

As of December 31, 2014 and 2013, the general account of the Company had a maximum guaranteed minimum death benefit for separate account liabilities of $0.3 million and $0.4 million, respectively. The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charge.

As of December 31, 2014, the general account of the Company had paid (received) $1 million towards separate account guarantees. The total separate account guarantees paid (received) by the general account for the preceding four years ending at December 31, are as follows (in millions):

2013	$0.4
2012	$0.4
2011	$0.1
2010	$0.5

The general account provides the Real Estate Separate Account with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If the Real Estate Separate Account cannot fund participant requests, the general account will fund them by purchasing accumulation units in the Real Estate Separate Account. Under this agreement, the Company guarantees that participants will be able to redeem their accumulation units at their accumulation unit value next determined after the transfer or withdrawal request is received in good order. To compensate the general account for the risk taken, the separate account paid liquidity charges as follows for the past five (5) years (in millions):

2014	$29.1
2013	$30.5
2012	$31.4
2011	$23.7
2010	$13.1

During 2013, there were $325 million of accumulation units redeemed by the Real Estate Separate Account. As of December 31, 2013, there were no outstanding accumulation units.

The Company engages in securities lending transactions through its VA-1 Separate Account. As of December 31, 2014 and 2013, the VA-1 Separate Account had loaned securities of $24.3 million and $25.3 million and collateral of $25.0 million and $25.8 million, respectively.

B-126	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

The Company’s VA-1 Separate Account may lend securities to qualified institutional borrowers to earn additional income. The VA-1 Separate Account receives collateral (in the form of cash, Treasury securities, or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan. Cash collateral received by the VA-1 Separate Account will generally be invested in high quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. The VA-1 Separate Account bears the market risk with respect to the collateral investment, securities loaned, and the risk that the counterparty may default on its obligations.

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in millions):

	2014
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations	$129	$—	$3,562	$3,691
Reserves
For accounts with assets at:
Fair value	$—	$—	$26,065	$26,065
Amortized cost	302	—	—	302
Total reserves	$302	$—	$26,065	$26,367

By withdrawal characteristics:
Subject to discretionary withdrawal	$302	$—	$—	$302
At fair value	—	—	26,065	26,065
Not subject to discretionary withdrawal	—	—	—	—
Total reserves	$302	$—	$26,065	$26,367

	2013
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations	$121	$—	$3,415	$3,536
Reserves
For accounts with assets at:
Fair value	$—	$—	$21,975	$21,975
Amortized cost	228	—	—	228
Total reserves	$228	$—	$21,975	$22,203

By withdrawal characteristics:
Subject to discretionary withdrawal	$228	$—	$—	$228
At fair value	—	—	21,975	21,975
Not subject to discretionary withdrawal	—	—	—	—
Total reserves	$228	$—	$21,975	$22,203

	2012
(in millions)	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations	$92	$—	$2,545	$2,637
Reserves
For accounts with assets at:
Fair value	$—	$—	$17,777	$17,777
Amortized cost	113	—	—	113
Total reserves	$113	$—	$17,777	$17,890

By withdrawal characteristics:
Subject to discretionary withdrawal	$7	$—	$—	$7
At fair value	—	—	17,777	17,777
Not subject to discretionary withdrawal	106	—	—	106
Total reserves	$113	$—	$17,777	$17,890

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-127

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts for the years ended December 31, (in millions):

	2014	2013	2012
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$3,944	$3,852	$2,935
Transfers from Separate Accounts	(2,268)	(1,973)	(1,417)
Net transfers (from) or to Separate Accounts	1,676	1,879	1,518

Reconciling Adjustments:
Fund transfer exchange gain (loss)	—	—	—
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$1,676	$1,879	$1,518

Note 15—management agreements

Under Cash Disbursement and Reimbursement Agreements, the Company serves as the common pay-agent for its operating and investment subsidiaries and affiliates. The Company has allocated expenses of $1,990 million, $1,719 million and $1,464 million to its various subsidiaries and affiliates for the years ended December 31, 2014, 2013 and 2012, respectively. In addition, under management agreements, the Company provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company FSB and VA-1.

The expense allocation process determines the portion of the total investment and operating expenses that is attributable to each legal entity and to each line of business within an entity. Every month the Company allocates incurred expenses to each line of business supported by the Company and its affiliated companies. As part of this allocation process, every department with personnel and every vendor related expense is allocated to lines of business based on defined allocation methodologies. These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a line of business and legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at-cost by the Company and two of its subsidiaries. Such services are provided in accordance with an Investment Management Services Agreement, dated as of January 2, 2008, between CREF and TIAA-CREF Investment Management, LLC (“Investment Management”), and in accordance with a Principal Underwriting and Distribution Services Agreement for CREF, dated as of January 1, 2009, between CREF and TIAA-CREF Individual and Institutional Services, LLC (“Services”). The Company also performs administrative services for CREF, on an at-cost basis. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $981 million, $967 million and $878 million for the years ended December 31, 2014, 2013 and 2012, respectively, are not included in the statement of operations and had no effect on the Company’s operations.

Advisors provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Teachers Personal Investors Services, Inc. (“TPIS”) and Services distribute variable annuity contracts for VA-1, REA and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

All services necessary for the operation of REA are provided on an at cost basis by the Company and Services. The Company provides investment management and administrative services for REA. Distribution services for REA are provided in accordance with a Distribution Agreement among Services, the Company and REA. The Company and Services receive fee payments from REA on a daily basis according to formulae established on an annual basis and adjusted periodically. The daily fee is based on an estimate of the at cost expenses necessary to operate REA and is based on projected REA expense and asset levels, with the objective of keeping the fees as close as possible to actual expenses attributable to operating REA. At the end of each quarter, any differences between the daily fees paid during that quarter and actual expenses for that quarter are reconciled and any difference is added to or deducted from REA’s fee in equal daily installments over the remaining days in the immediately following quarter.

B-128	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

The following amounts receivable from or payable to subsidiaries and affiliates are included in the lines Other assets and Other liabilities on the Balance Sheet, as of December 31 (in millions):

	Receivable		Payable
Subsidiary/Affiliate	2014	2013	2014	2013
CREF	$1	$—	$—	$16
Investment Management	8	—	—	3
TIAA-CREF Life	11	13	—	—
TPIS	6	4	—	—
Covariance	6	4	—	—
TAM Finance Company, LLC	4	—	—	—
TIAA Henderson Real Estate Ltd.	—	—	1	—
TIAA-CREF Alternative Advisors	6	4	—	—
Total	$42	$25	$1	$19

Note 16—federal income taxes

By charter, the Company is a stock life insurance company that operates on a non-profit basis and through December 31, 1997 was exempt from federal income taxation under the Internal Revenue Code. Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, the Company is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

The Company has exceeded the highest RBC threshold level which allows the Company to apply the smallest limitations to admit deferred tax assets under SSAP 101. The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Based on the weight of available evidence the Company has recorded a valuation allowance of $16.6 million on foreign tax credit carryforwards as of December 31, 2014.

Components of the net deferred tax asset/(liability) are as follows (in millions):

	12/31/2014			12/31/2013			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
a) Gross Deferred Tax Assets	$11,175	$1,177	$12,352	$11,491	$1,279	$12,770	$(316)	$(102)	$(418)
b) Statutory Valuation Allowance Adjustments	17	—	17	10	—	10	7	—	7
c) Adjusted Gross Deferred Tax Assets (a–b)	11,158	1,177	12,335	11,481	1,279	12,760	(323)	(102)	(425)
d) Deferred Tax Assets Non-admitted	7,449	—	7,449	8,027	—	8,027	(578)	—	(578)
e) Subtotal Net Admitted Deferred Tax Asset (c-d)	3,709	1,177	4,886	3,454	1,279	4,733	255	(102)	153
f) Deferred Tax Liabilities	248	1,417	1,665	274	1,370	1,644	(26)	47	21
g) Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) (e–f)	$3,461	$(240)	$3,221	$3,180	$(91)	$3,089	$281	$(149)	$132

	12/31/2014			12/31/2013			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components Under SSAP No. 101 (in millions)
a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b) Adjusted Gross DTA Expected To Be Realized (Excluding The Amount of DTA From (a) above After Application of the Threshold Limitation. (The Lesser of (b)1 and (b)2 below)	$3,135	$86	$3,221	$3,008	$81	$3,089	$127	$5	$132
1. Adjusted Gross DTA Expected to be Realized Following the Balance Sheet Date.	$3,135	$86	$3,221	$3,008	$81	$3,089	$127	$5	$132
2. Adjusted Gross DTA Allowed per Limitation Threshold.	xxx	xxx	$4,599	xxx	xxx	$4,149	xxx	xxx	$450
c) Adjusted Gross DTA (Excluding The Amount of DTA From (a) and (b) above) Offset by Gross DTL.	574	1,091	1,665	446	1,198	1,644	128	(107)	21
d) DTA Admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$3,709	$1,177	$4,886	$3,454	$1,279	$4,733	$255	$(102)	$153

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-129

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

	2014	2013
	(dollars in millions)
Ratio Percentage Used to Determine Recovery Period and Threshold Limitation Amount	1043%	1109%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation In (b)2 Above	$36,691	$36,397

	12/31/2014		12/31/2013		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital
Impact of Tax Planning Strategies (dollars in millions):
Determination Of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets, By Tax Character as a Percentage.
Adjusted Gross DTAs Amount From Note 9A1(c)	$11,158	$1,177	$11,481	$1,279	$(323)	$(102)
Percentage Of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	2.5%	—	1.0%	—	1.5%	—
Net Admitted Adjusted Gross DTAs Amount From Note 9A1(e)	$3,709	$1,177	$3,454	$1,279	$255	$(102)
Percentage Of Net Admitted Adjusted Gross DTAs By Tax Character Admitted Because Of The Impact Of Tax Planning Strategies	9.0%	—	3.4%	—	5.6%	—

The Company does not have tax-planning strategies that include the use of reinsurance.

The Company has no temporary differences for which deferred tax liabilities are not recognized.

Income taxes incurred consist of the following major components (in millions):

	12/31/2014	12/31/2013	12/31/2012
Current Income Tax:
Federal income tax (benefit) expense	$(478)	$(307)	$(763)
Foreign Taxes	—	5	—
Subtotal	$(478)	$(302)	$(763)
Federal income taxes expense (benefit) on net capital gains	378	701	(24)
Generation/(Utilization) of loss carry-forwards	63	(427)	776

Federal and foreign income taxes incurred	$(37)	$(28)	$(11)

	12/31/2014	12/31/2014	Change
Deferred Tax Assets:
Ordinary:
Policyholder reserves	$311	$327	$(16)
Investments	881	839	42
Deferred acquisition costs	26	27	(1)
Policyholder dividends accrual	679	678	1
Fixed assets	244	183	61
Compensation and benefits accrual	326	243	83
Receivables non-admitted	90	117	(27)
Net operating loss carry-forward	1,728	1,682	46
Tax credit carry-forward	64	48	16
Other (including items < 5% of total ordinary tax assets)	606	689	(83)
Intangible Assets – Business in Force and Software	6,220	6,658	(438)
Subtotal	$11,175	$11,491	$(316)
Statutory valuation allowance adjustment	17	10	7
Non-admitted	7,449	8,027	(578)
Admitted ordinary deferred tax assets	$3,709	$3,454	$255

B-130	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

	12/31/2014	12/31/2014	Change
Capital:
Investments	$1,114	$1,198	$(84)
Real estate	63	81	(18)
Other (including items < 5% of total capital tax assets	—	—	—
Subtotal	$1,177	$1,279	$(102)
Statutory valuation allowance adjustment	—	—	—
Non-admitted	—	—	—
Admitted capital deferred tax assets	1,177	1,279	(102)
Admitted deferred tax assets	$4,886	$4,733	$153

(in millions)	12/31/2014	12/31/2013	Change
Deferred Tax Liabilities:
Ordinary:
Investments	$243	$267	$(24)
Other (including items < 5% of total ordinary tax liabilities)	5	7	(2)
Subtotal	$248	$274	$(26)
Capital:
Investments	1,417	1,370	47
Subtotal	$1,417	$1,370	$47
Deferred tax liabilities	$1,665	$1,644	$21

Net Admitted Deferred Tax:
Assets/Liabilities	$3,221	$3,089	$132

The change in the net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the Change in Non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement) (in millions):

	12/31/2014	12/31/2013	Change
Total deferred tax assets	$12,352	$12,770	$(418)
Total deferred tax liabilities	(1,665)	(1,644)	(21)
Net deferred tax assets / liabilities	$10,687	$11,126	$(439)
Statutory valuation allowance (“SVA”) adjustment	(17)	(10)	(7)
Net deferred tax assets / liabilities after SVA	$10,670	$11,116	$(446)
Tax effect of unrealized gains/(losses)			115
Change in net deferred income tax (charge)/benefit from sources other than unrealized capital gains (losses)			$(331)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2014 are as follows (dollars in millions):

Description	Amount	Tax Effect	Effective Tax Rate
Provision computed at statutory rate	$952	$333	35.00%
Dividends received deduction	36	12	1.31
Amortization of interest maintenance reserve	(182)	(64)	(6.69)
Meal disallowance, spousal travel, non-deductible lobbying, fines & penalties, Acquisition Costs, and Other Permanent Differences	51	18	1.89
Prior year true-ups	(28)	(10)	(1.02)
Non-admitted assets	11	4	0.42
Other	3	1	0.10
Total	$843	$294	31.01%

Federal and foreign income tax incurred (benefit) expense		$(37)	(3.88)%
Change in net deferred income tax charge (benefit)		446	46.92
Tax effect of unrealized capital (loss) gain		(115)	(12.03)
Total statutory income taxes		$294	31.01%

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-131

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

At December 31, 2014, the Company had net operating loss carry forwards expiring through the year 2029 (in millions):

Year Incurred	Operating Loss	Year of Expiration
2001	$19	2016
2002	780	2017
2003	467	2018
2004	356	2019
2008	1,021	2023
2012	2,035	2027
2014	260	2029
Total	$4,938

At December 31, 2014, the Company had no capital loss carry forwards.

At December 31, 2014, the Company had foreign tax credit carry forwards as follows (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration
2005	$5	2015
2006	3	2016
2007	2	2017
2008	2	2018
2009	2	2019
2010	5	2020
2011	6	2021
2012	2	2022
2013	10	2023
Total	$37

At December 31, 2014, the Company had General Business Credit carry forwards as follows (in millions):

Year Incurred	General Business Credit	Year of Expiration
2004	$1	2024
2005	2	2025
2006	5	2026
2007	7	2027
2008	8	2028
2009	4	2029
Total	$27

The Company did not incur federal income taxes expense for 2014 or the preceding years that would be available for recoupment in the event of future net losses.

The Company does not have any protective tax deposits on deposit with the internal Revenue Service under IRC Section 6603.

Beginning in 1998, the Company has filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in a tax-sharing agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. Amounts receivable from / (payable to) the Company’s subsidiaries for federal income taxes were $5 million and $6 million at December 31, 2014 and 2013, respectively.

1) TIAA-CREF Life Insurance Company

2) Dan Properties, Inc.

3) JV Georgia One, Inc.

4) JWL Properties, Inc.

5) ND Properties, Inc.

6) TCT Holdings, Inc.

7) Teachers Advisors, Inc.

8) Teachers Personal Investors Service, Inc.

9) T-Investment Properties Corp.

10) TIAA-CREF Tuition Financing, Inc.

B-132	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

11) TIAA-CREF Trust Company, FSB

12) 730 Texas Forest Holdings, Inc.

13) TC Sports Co., Inc.

14) TIAA Board of Overseers

15) TIAA Park Evanston, Inc.

16) Oleum Holding Company, Inc.

17) Covariance Capital Management, Inc.

18) Westchester Group Investment Management, Inc.

19) GreenWood Resources, Inc.

20) Westchester Group Investment Management Holding Company Inc.

21) Westchester Group Asset Management, Inc.

22) Westchester Group Farm Management, Inc.

23) Westchester Group Real Estate, Inc.

24) T-C Pepper Building GP,LLC

25) T-C 1619 Walnut Street GP,LLC

26) Nuveen Asia Investment, Inc.

27) Nuveen Holdings, Inc.

28) Nuveen Investment Solutions, Inc.

29) Nuveen Investment Advisors Inc.

30) Rittenhouse Asset Management, Inc.

31) Nuveen Investments Holdings, Inc.

32) Nuveen Investments, Inc.

33) Nuveen Securities, LLC

34) Nuveen Investments Institutional Services Group, LLC

35) TIAA Asset Management Finance Company, LLC

36) T-C Europe Holding, Inc.

37) T-C SP, Inc.

38) Terra Land Company

The Company has no federal or foreign income tax loss contingencies as determined in accordance with SSAP No. 5R—Liabilities, Contingencies and Impairments of Assets, with the modifications provided in SSAP No. 101 and there is no reasonable possibility that the total liability will significantly increase within 12 months of the reporting date.

The Company’s tax years 2007 through 2014 are open to examination and the IRS is currently examining tax years 2007, 2008 and 2009.

Note 17—pension plan and post-retirement benefits

The Company maintains a qualified, non-contributory defined contribution pension plan covering substantially all employees. All employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The statements of operations include contributions to the pension plan of approximately $47 million, $38 million and $36 million for the years ended December 31, 2014, 2013 and 2012, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, the Company provides certain other post-retirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. The status of this plan for retirees and eligible active employees is summarized below (in millions):

	Post-retirement Benefits
	2014	2013	2012
Change in benefit obligation:
Benefit obligation at beginning of year	$156	$167	$155
Service cost	—	1	10
Interest cost	7	7	6
Actuarial gain (loss)	34	(34)	4
Benefits paid	(6)	(7)	(8)
Plan amendments	(86)	22	—
Benefit obligation at end of year	$105	$156	$167

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-133

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

	Post-retirement Benefits
	2014	2013	2012
Change in plan assets
Employer contribution	$6	$7	$8
Benefits paid	(6)	(7)	(8)
Fair value of plan assets at end of year	$—	$—	$—

Funded status:
Unamortized prior service cost	$—	$—	$(1)
Unrecognized net loss	—	—	41
Accrued liabilities	154	145	127
Liabilities for postretirement benefits	(49)	11
Unfunded accumulated benefit obligation—vested employees	$105	$156	$167

Accumulated benefit obligation—non-vested employees	$—	$—	$23

The Company allocates benefit expenses to certain subsidiaries based upon salaries. The cost of postretirement benefits reflected in the accompanying statements of operations was approximately $7 million, $12 million and $8 million for 2014, 2013 and 2012, respectively.

The net periodic postretirement benefit cost for the years ended December 31, includes the following components (in millions):

	Post-retirement Benefits
	2014	2013	2012
Components of net periodic benefit cost:
Service cost	$—	$1	$10
Interest cost	7	7	6
Amount of recognized gains and losses	—	3	1
Amount of prior service cost recognized	8	14	—
Total net periodic benefit cost	$15	$25	$17

The assumptions used at December 31 by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the year are as follows:

	2014	2013	2012
Weighted-average assumptions used to determine net periodic benefit cost as of December 31,
Weighted-average discount rate	4.75%	4.00%	4.50%
Rate of compensation increase	N/A	N/A	N/A
Weighted-average assumptions used to determine projected benefit obligations as of December 31,
Weighted-average discount rate	3.75%	4.75%	4.00%
Rate of compensation increase	N/A	N/A	N/A

For measurement purposes, a 7.32% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2015. The rate was assumed to decrease gradually to 5.98% for 2045 and remain at that level thereafter.

A measurement date of December 31, 2014 was used to determine the above.

The Company has multiple non-pension postretirement benefit plans. The health care plans are contributory, with participants’ contributions adjusted annually; the life insurance plans are noncontributory. Postretirement life insurance is offered only to those who retired prior to 2011. Company subsidies for the postretirement health care plans are offered to any who qualify for eligibility prior to 2015, after which newly qualifying retirees will pay the full cost of the health care plans. The accounting for health care plans anticipates future cost-sharing changes to the written plan consistent with the Company’s express intent to reflect general health care trend rates in the employee premiums. For postretirement medical, this is consistent with pre-65 trend rate assumptions of 7.32% for 2015 gradually scaling down to 5.98% in 2045. For post-65 medical care, this is consistent with a trend rate assumption of 8.70% in 2015 scaling down to 5.96% in 2045.

The Company will be making an additional change to the postretirement health care plan for qualifying Medicare eligible retirees, effective July 1, 2015, (this will not affect those on long term disability that are eligible for Medicare benefits). This will only apply to Medicare eligible retirees. The change will convert the program for Medicare eligible retirees to a defined contribution arrangement, in which the Company allocates a set amount for each retiree so that they can purchase Medicare coverage on a private insurance exchange. The Company commitment will be to the fixed, annual amount allocated to each retiree. At December 31, 2014 this change resulted in a surplus adjustment of $49.1 million to the unfunded accumulated benefit obligation.

B-134	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans.

A one-percentage-point change in assumed health care cost trend rates would have the following effects (in millions):

	Post-retirement Benefits
	2014	2013	2012
Effect of a 1% increase in benefit costs:
Change in post-retirement benefit obligation	$2	$19	$23
Change in service cost and interest cost	$1	$1	$3
Effect of a 1% decrease in benefit costs:
Change in post-retirement benefit obligation	$(2)	$(16)	$(19)
Change in service cost and interest cost	$(1)	$(1)	$(2)

The Company also maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA Board of Overseers. The plan provides an award equal to 50% of the annual stipend that is invested annually in company-owned annuity contracts. Payout of accumulations is normally made in a lump sum following the trustees’ or member’s separation from the Board.

The Company previously provided an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees. The SERP provided an annual retirement benefit payable at normal retirement calculated as 3.92% of the participant’s 5-year average total compensation based on an average of the highest five of the last ten years multiplied by the number of years of service not in excess of 15 years.

The accumulated benefit obligation totaled $47 million and $41 million as of December 31, 2014 and 2013, respectively. The Company had accrued pension cost of $37 million and $39 million and had no additional minimum liability accrued as of December 31, 2014 and 2013, respectively. The obligations of TIAA under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets and contributions for a given period are equal to the benefit payments for that period. The expected rate of return on plan assets is not applicable. The plan obligations were determined based upon a discount rate of 3.34%.

Future benefits expected to be paid by the SERP are as follows (in millions):

2015	$4
2016	$4
2017	$4
2018	$3
2019	$3
Thereafter	$16

The Company does not have any regulatory contribution requirements for 2014.

Impact of Medicare Modernization Act on Postretirement Benefits

The Company expects to receive a 28% federal subsidy for plan prescription benefits arising from the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Act”) signed into law in December of 2003. The Act includes the following two new features to Medicare Part D that could affect the measurement of the accumulated postretirement benefit obligation (“APBO”) and net periodic postretirement cost for the plan.

•	A federal subsidy (based on 28% of an individual beneficiary’s annual prescription drug costs between $250 and $5,000), which is not taxable, to sponsors of retiree health care benefit plans that provide a prescription drug benefit that is at least actuarially equivalent to Medicare Part D, and

•	The opportunity for a retiree to obtain a prescription drug benefit under Medicare.

As of December 31, 2014, the effect of the Act was a $3.2 million reduction in the Company’s net postretirement benefit cost for the subsidy related to benefits attributed to former employees. The Act also effected the net postretirement benefit cost which decreased the 2014 interest cost by $1.2 million.

Estimated Future Benefit Payments

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-135

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

The following benefit payments are expected to be paid and received relating to the Act (in millions):

Gross Cash Flows (Before Medicare Part D Subsidy Receipts)
2015	$6
2016	$6
2017	$6
2018	$6
2019	$7
Thereafter	$34

Note 18—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products.

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves were sufficient to meet its obligations.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

In aggregate, the reserves established for all life-contingent pension annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 2.9%. The mortality valuation bases for about 95% of pension annuity and supplementary contract reserves are based on the 1983 Table with ages set back at least 9 years or the Annuity 2000 table with ages set back at least 4 years.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds for the years ended December 31, are as follows (in millions):

	2014
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$—	$26,065	$26,065	12.1%
Total with adjustment or at fair value	$—	$—	$26,065	$26,065	12.1%
At book value without adjustment (minimal or no charge or adjustment)	47,830	302	—	48,132	22.4%
Not subject to discretionary withdrawal	141,029	—	—	141,029	65.5%
Total (gross)	$188,859	$302	$26,065	$215,226	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$188,859	$302	$26,065	$215,226

	2013
(in millions)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$—	$21,975	$21,975	10.6%
Total with adjustment or at fair value	$—	$—	$21,975	$21,975	10.6%
At book value without adjustment (minimal or no charge or adjustment)	46,189	228	—	46,417	22.4%
Not subject to discretionary withdrawal	138,650	—	—	138,650	67.0%
Total (gross)	$184,839	$228	$21,975	$207,042	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$184,839	$228	$21,975	$207,042

B-136	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

Annuity reserves and deposit-type contract funds for the years ended December 31 are as follows (in millions):

	2014	2013
General Account Annual Statement:
Total annuities (excluding supplementary contracts with life contingencies)	$184,158	$180,517
Supplementary contracts with life contingencies	3,752	3,469
Deposit-type contract funds	949	853
Subtotal	188,859	184,839

Separate Accounts Annual Statement:
Annuities	26,153	22,029
Supplementary contracts with life contingencies	205	167
Deposit-type contract funds	9	7
Subtotal	26,367	22,203
Total	$215,226	$207,042

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for the vast majority of issues on and after such date. Five-year renewable term policies issued on or after January 1, 1994 uses the greater of unitary and segmented reserves, where each segment is equal to the term period. Annual Renewable Term policies and Cost of Living riders issued on and after January 1, 1994 uses the segmented reserves, where each segment is equal to one year in length. Reserves for the vast majority of permanent and term insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.5% to 5.0%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.0% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of $0.3 million in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2014, and $0.2 million at December 31, 2013. As of December 31, 2014 and 2013, the Company had $518.4 million and $530.2 million, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Deficiency Reserves associated with these insurance amounts totaled $2.0 million and $2.4 million at December 31, 2014 and 2013, respectively.

Note 19—reinsurance

Reinsurance transactions included in the statutory—basis statements of operations “Insurance and annuity premiums and other considerations” are as follows (in millions):

	Years Ended December 31,
	2014	2013	2012
Direct premiums	$12,925	$14,410	$12,099
Ceded premiums	(15)	(15)	(14)
Net premiums	$12,910	$14,395	$12,085

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements at December 31 are as follows (in millions):

	2014	2013	2012
Insurance and annuity premiums	$15	$15	$14
Policy and contract benefits	$49	$51	$55
Increase in policy and contract reserves	$(11)	$(25)	$(20)
Reserves for life and health insurance	$417	$429	$454

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-137

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

Note 20—repurchase program and securities lending program

Repurchase Program

The Company has a repurchase program to sell and repurchase securities for the purposes of providing additional liquidity. For repurchase agreements, the Company’s policy requires a minimum of 95% of the fair value of securities transferred under repurchase agreements to be maintained as collateral.

As of December 31, 2014, the Company had no outstanding repurchase agreements.

As of December 31, 2013, the Company had repurchase agreements where the securities pledged and scheduled for repurchase had a carrying value and fair value of $471 million and $490 million, respectively. The securities pledged as collateral had a maturity of 17 years and an interest rate of 5.375%. The pledged securities were included in Bonds and the offsetting collateral liability is included in Other Liabilities in the accompanying Statutory—Basis Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves.

The Company received cash collateral of $500 million, which is in excess of the $490 million fair value of the securities lent. The cash collateral was not reinvested in other securities as of December 31, 2013.

The Company’s source of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. The repurchase agreements outstanding at December 31, 2013 matured and were fully settled during January 2014.

Securities Lending Program

Beginning in 2014, the Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Company the next business day. Cash collateral received by the Company will generally be invested in high-quality short-term instruments or bank deposits. As of December 31, 2014, the estimated fair value of the Company’s bonds on loan under the program was $599 million. The collateral held by the Company had an estimated fair value of $614 million and was not restricted. The fair value of cash collateral received is reported in “Securities lending collateral assets” with an offsetting collateral liability of $614 million included in “Amounts payable for securities lending”.

As of December 31, 2014, the fair value of the collateral received for the securities lending program was $614 million. This collateral is cash and has not been re-pledged as of December 31, 2014. The fair value of the collateral by contractual obligation is as follows (in millions):

Fair Value
Securities Lending
(a) Open	$614
(b) 30 Days or Less	—
(c) 31 to 60 Days	—
(d) 61 to 90 Days	—
(e) Greater Than 90 Days	—
(f) Sub—Total	$614
(g) Securities Received	—
(h) Total Collateral Received	$614

Of cash collateral received from the securities lending program, $394 million was held as cash as of December 31, 2014. The remaining $220 million of cash collateral was invested in overnight Treasury reverse repurchase agreements. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows (in millions):

	Amortized Cost	Fair Value
2. Securities Lending
(a) Open	$394	$394
(b) 30 Days or Less	220	220
(c) 31 to 60 Days	—	—
(d) 61 to 90 Days	—	—
(e) 91 to 120 Days	—	—
(f) 121 to 180 Days	—	—
(g) 181 to 365 Days	—	—
(h) 1 to 2 Years	—	—

B-138	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

	Amortized Cost	Fair Value
(i) 2 to 3 Years	$—	$—
(j) Greater Than 3 Years	—	—
(k) Sub—Total	$614	$614
(l) Securities Received	—	—
(m) Total Collateral Reinvested	$614	$614

The contracts for the securities lending transactions as of December 31, 2014, are open ended with no termination date specified. The collateral for the securities lending transactions as of December 31, 2014 was held as cash and overnight Treasury reverse repurchase agreements in the amount of $614 million. Thus, the collateral remains liquid and could be returned in the event of a collateral call.

Note 21—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below for the years ended December 31 are as follows (in millions):

	2014	2013
Net unrealized capital gains	$337	$1,193
Change in asset valuation reserve	$(387)	$(1,209)
Change in net deferred federal income tax	$(447)	$(1,083)
Change in non-admitted assets	$594	$846
Change in surplus of separate account	$—	$(18)
Change in surplus notes	$2,000	$—
Change in post-retirement benefit liability	$60	$(11)

Capital: The Company has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Overseers, a not-for-profit corporation created for the purpose of holding the common stock of the Company. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: On December 16, 2009, the Company issued Surplus Notes (“Notes”) in an aggregate principal amount of $2 billion. The Notes bear interest at an annual rate of 6.850%, and have a maturity date of December 16, 2039. Proceeds from the issuance of the Notes were $1,997 million, net of issuance discount. The Notes were issued in a transaction pursuant to Rule 144A under the Securities Act of 1933, as amended, and the Notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company. Interest on these Notes is scheduled to be paid semiannually on June 16 and December 16 of each year through the maturity date. During 2014, interest of $137 million was paid and since issuance $685 million has been paid.

On September 15, 2014, the Company issued Surplus Notes (“Notes”) in an aggregate principal amount of $2 billion. The Notes were issued in two tranches; $1,650 million bears interest at an annual rate of 4.900%, and have a maturity date of September 15, 2044 and the second tranche for $350.0 million bears a 4.375% fixed-to-floating rate and has a maturity date of September 15, 2054. Proceeds from the issuance of the Notes were $1,648 million and $349 million, respectively, net of issuance discount. The Notes were issued in a transaction pursuant to Rule 144A under the Securities Act of 1933, as amended, and the Notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company. Interest on these Notes is scheduled to be paid semiannually on March 15 and September 15 of each year through the maturity date.

The following table provides information related to the Company’s outstanding surplus notes as of December 31, 2014, (in millions):

Date Issued	Interest Rate	Par Value (Face Amount of Notes)	Carrying Value of Note	Interest Paid Year to Date	Total Principal and / or Interest Paid	Date of Maturity
12/16/2009	6.850%	$2,000	$2,000	$137	$685	12/16/2039
09/15/2014	4.900%	$1,650	$1,650	$—	$—	09/15/2044
09/15/2014	4.375%	$350	$350	$—	$—	09/15/2054

The instruments listed in the above table, are unsecured debt obligations of the type generally referred to as “surplus notes” and are issued in accordance with Section 1307 of the New York Insurance Law. The surplus notes are subordinated in right of payment to all present and future indebtedness, policy claims and other creditor claims of the Company and rank pari passu with any future surplus notes of the Company and with any other similarly subordinated obligations.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-139

Notes to statutory—basis financial statements

Teachers Insurance and Annuity Association of America

The surplus notes have the following repayment conditions and restrictions on payment: Each payment of interest on or principal of, or any redemption payment with respect to the surplus notes may be made only with the prior approval of the Superintendent, and only out of surplus funds available for such payments under the New York Insurance Law. In addition, pursuant to applicable New York Law, any payment of principal or interest on the surplus notes may be only out of free and divisible surplus of the Company.

No subsidiary or affiliate of the Company is an obligor or guarantor of the Notes, which are solely obligations of the Company. No affiliates of the Company hold any portion of the Notes.

The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the Notes are not part of the legal liabilities of the Company. The Notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the Notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the Notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus 40 basis points, plus in each case, accrued and unpaid interest payments on the Notes to be redeemed to the redemption date.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company has not paid dividends to its shareholder.

Note 22—contingencies and guarantees

Subsidiary and affiliate guarantees:

At December 31, 2014, the Company was obligor under the following guarantees, indemnities and support obligations:

Nature and circumstances of guarantee and key attributes, including date and duration of agreement.	Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R.)	Ultimate financial statement impact if action under the guarantee is required.	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
Financial support agreement with TIAA-CREF Life Insurance Company to have (i) capital and surplus of $250.0 million; (ii) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC RBC model; or (iii) such other amounts as necessary to maintain TIAA-CREF Life’s financial strength rating the same or better than the Company’s rating at all times.	Guarantee made to/or on behalf of a wholly-owned subsidiary and as such are excluded from recognition.	Investment in Subsidiary, Controlled, or Affiliated	Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.	At December 31, 2014, the
capital and surplus of TIAA-
CREF Life Insurance
Company was in excess of
the minimum capital and
surplus amount referenced,
and its total adjusted
capital was in excess of the
referenced RBC-based
amount calculated at
December 31, 2014.

The Company has agreed that it will cause TIAA-CREF Life to be sufficiently funded at all times in order to meet all its contractual obligations on a timely basis including, but not limited to, obligations to pay policy benefits and to provide policyholder services. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to or against any of the assets of the Company.

Related to the 2014 acquisition of Nuveen Investments, TAM Finance Company, LLC, the Acquirer and an indirectly owned subsidiary of TIAA, has recorded purchase related liabilities at a fair value of $302 million which could be payable according to facts and circumstances in 2017. The Company has agreed to fund these obligations in the event required payments to the Seller are not made by TAM Finance Company, LLC.

B-140	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

The Company provides a $100.0 million unsecured 364-day revolving line of credit arrangement with TIAA-CREF Life. This line has an expiration date of July 13, 2015. As of December 31, 2014, $30.0 million of this facility was maintained on a committed basis for which TIAA-CREF Life paid a commitment fee of 6.0 basis points on the unused committed amount. During the period ending December 31, 2014, 56 draw-downs totaling $181.5 million were made under this line of credit arrangement of which none were outstanding as of December 31, 2014.

The Company also provides a $1.0 billion uncommitted line of credit to certain accounts of College Retirement Equities Funds (“CREF”) and certain TIAA-CREF Funds (“Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1.5 billion committed credit facility maintained with a group of banks.

The Company guarantees that CREF transfers to the Company for the immediate purchase of lifetime payout annuities will produce guaranteed payments that will never be less than the amounts calculated at the stipulated interest rate and mortality defined in the applicable CREF contract.

The Company provides a $300.0 million unsecured 364-day revolving line of credit arrangement with TIAA-CREF Trust Company, FSB. This line has an expiration date of September 16, 2015. During the period ending December 31, 2014, there were no draw-downs made under this line of credit arrangement.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at the accumulation unit value next determined after the transfer or withdrawal request is received in good order.

Under the Liquidity Guarantee agreement with the REA, on December 24, 2008, the TIAA general account purchased $156 million of accumulation units (measured based on the cost of such units) issued by REA. In 2009, the TIAA general account further purchased $1,059 million of accumulation units. The Company made no additional purchases in 2011 or 2012. During 2013, the Company redeemed the remaining accumulation units for $325 million. As of December 31, 2013 there were no outstanding liquidity units.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees that once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2014, the future minimum lease payments are estimated as follows (in millions):

Year	2015	2016	2017	2018	2019	Thereafter	Total
Amount	$59	$54	$49	$43	$18	$38	$261

Leased space expense is allocated among the Company and affiliated entities. Rental expense charged to the Company for the years ended December 31, 2014, 2013 and 2012 was approximately $42 million, $37 million and $37 million, respectively.

Other contingencies:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of the Company or its subsidiaries. It is the Company management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-141

Notes to statutory—basis financial statements	concluded

Teachers Insurance and Annuity Association of America

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; Federal regulators, including the SEC; Federal governmental authorities; and the Financial Industry Regulatory Authority (“FINRA”) seeking a broad range of information. The Company cooperates in these inquiries.

Note 23—borrowed money

Effective March 2009, the Company was authorized to execute investment transactions under the Term Asset-Backed Securities Loan Facility (“TALF”) program. Under the TALF program, the Federal Reserve Bank of New York (“FRBNY”) would lend up to $200 billion on a non-recourse basis to holders of certain AAA-rated Asset Backed Securities (“ABS”) backed by newly and recently originated consumer and small business loans. The FRBNY lent an amount equal to the market value of the ABS less a haircut and were secured at all times by the ABS. Loan proceeds were disbursed to the borrower, contingent on receipt by the FRBNY custodian bank of the eligible collateral.

As of December 31, 2013, the Company had fully settled all such loans with the FRBNY.

Note 24—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 6, 2015, the date the financial statements were available to be issued. No such items were identified by the Company.

B-142	Statement of Additional Information ■ M Intelligent Survivorship VUL

730 Third Avenue New York, NY 10017-3206

A13723 (5/15)

PART C: OTHER INFORMATION

Item 26. Exhibits

(a)	Board of Directors Resolution establishing TIAA-CREF Life Separate Account VLI-2. (1)

(b)	Custodian Agreements.

(1)	Form of Domestic Custody Agreement between TIAA-CREF Life Insurance Company on behalf of TIAA-CREF Life Separate Account VLI-2 and JPMorgan Chase Bank, N.A. (8)

(c)	Underwriting Contracts.

(1)	Principal Underwriter Distribution Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts. (4)

(2)	Cash Disbursement and Reimbursement Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts. (4)

(d)	Contracts.

(1)	(a) Flexible Premium Last Survivor Variable Universal Life Insurance Policy. (7)

(b)	Estate Protection Rider. (7)

(c)	Policy Split Rider. (7)

(d)	Enhanced Policy Split Rider. (7)

(e)	Overloan Protection Endorsement (6)

(f)	Aviation Limitation Endorsement (6)

(e)	Applications.

(1)	Form of Application. (12)

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(1)	Charter of TIAA-CREF Life Insurance Company (3)

(2)	By-laws of TIAA-CREF Life Insurance Company (3)

(g)	Reinsurance Contracts.

(h)	Participation Agreements.

(1)	Participation Agreement among T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc., and TIAA-CREF Life Insurance Company. (4)

(2)	Participation Agreement by and among DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC and TIAA-CREF Life Insurance Company. (7)

(3)	Participation Agreement between Vanguard Variable Insurance Fund, and the Vanguard Group, Inc, and Vanguard Marketing Corporation, and TIAA-CREF Life Insurance Company. (7)

(4)	M Fund, Inc. Participation Agreement with TIAA-CREF Life Insurance Company. (5)

(5)	Amendment to Participation Agreement among TIAA-CREF Life, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P., dated March 1, 2012. (5)

(6)	Amendment to Participation Agreement among TIAA-CREF Life, ING Investors Trust, and ING Funds Distributor, LLC with respect to institutional shares, dated March 1, 2012. (5)

(7)	Amendment to Participation Agreement between TIAA-CREF Life and Janus Aspen Series with respect to Institutional Shares, dated March 19, 2012. (5)

(8)	Amendment to Participation Agreement among TIAA-CREF Life, Neuberger Berman Advisers Management Trust, and Neuberger Berman Management, Inc., dated March 7, 2012. (5)

(9)	Amendment to Participation Agreement among TIAA-CREF Life, PIMCO Variable Insurance Trust, and PIMCO Investments LLC, dated February 29, 2012. (5)

(10)	Amendment to Participation Agreement among TIAA-CREF Life, The Prudential Series Fund, Prudential Investments LLC, and Prudential Investment Management Services LLC, March 1, 2012. (5)

(11)	Amendment to Participation Agreement between Principal Variable Contracts Fund, Inc., Principal Funds Distributor Inc. and TIAA-CREF Life Insurance Company, dated as of February 29, 2012. (5)

(12)	Amendment to Participation Agreement among T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc., and TIAA-CREF Life Insurance Company dated March 23, 2012. (5)

(13)	Amendment No. 3 to Administrative Services Agreement between Franklin Templeton Services, LLC and TIAA-CREF Life Insurance Company dated April 9, 2012. (5)

(14)	Amendment to Participation Agreement among TIAA-CREF Life, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. (8)

(15)	Amendment to Participation Agreement among TIAA-CREF Life, Neuberger Berman Advisers Management Trust, and Neuberger Berman Management, Inc. (8)

(16)	Amendment to Participation Agreement among TIAA-CREF Life, The Prudential Series Fund, Prudential Investments LLC, and Prudential Investment Management Services LLC. (8)

(17)	Amendment to Participation Agreement between Principal Variable Contracts Fund, Inc., Principal Funds Distributor Inc. and TIAA-CREF Life Insurance Company. (8)

(18)	Amendment to Participation Agreement among T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc., and TIAA-CREF Life Insurance Company. (8)

(19)	Amendment to Participation Agreement by and among DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC and TIAA-CREF Life Insurance Company. (8)

(20)	Amendment to Participation Agreement between Vanguard Variable Insurance Fund, and the Vanguard Group, Inc, and Vanguard Marketing Corporation, and TIAA-CREF Life Insurance Company. (8)

(21)	Amendment to Fund Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., TIAA-CREF Life Insurance Company, and TIAA-CREF Institutional and Individual Services, LLC. (9)

(22)	Amendment to Fund Participation Agreement between ING Investors Trust, ING Investments Distributor, LLC, and TIAA-CREF Life Insurance Company. (9)

(23)	Amendment to Fund Participation Agreement between T. Rowe Price Associates, Inc. and TIAA-CREF Life Insurance Company. (9)

(24)	Amendment to Fund Participation Agreement between M Financial Advisers, Inc., M Holdings Securities, Inc., and TIAA-CREF Life Insurance Company. (9)

(25)	Amendment to Fund Participation Agreement between T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc., and TIAA-CREF Life Insurance Company. (9)

(26)	Amendment to Fund Participation Agreement between DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC and TIAA-CREF Life Insurance Company. (10)

(27)	Participation Agreement among TIAA-CREF Life Funds, Teachers Personal Investors Services, Inc., Teachers Advisors, Inc. and TIAA-CREF Life Insurance Company. (11)

(28)	Participation Agreement among John Hancock Variable Insurance Trust, John Hancock Distributors LLC, and TIAA-CREF Life Insurance Company.*

(29)	Amendment to Fund Participation Agreement among T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc. and TIAA-CREF Life Insurance Company.*

(30)	Amendment to Fund Participation Agreement among Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P, Inc. and TIAA-CREF Life Insurance Company.*

(i)	Administrative Contracts.

(1)	Form of Administrative Services Agreement by and between McCamish Systems, LLC and Teachers Insurance and Annuity Association of America. (2)

(2)	Form of Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (2)

(j)	Other Material Contracts. Not Applicable.

(k)	Legal Opinion. Opinion and Consent of Meredith Kornreich, Esq. as to the legality of the securities being registered *

(l)	Actuarial Opinion. Not Applicable.

(m)	Calculation. Not Applicable.

(n)	Other Opinions.

(1)	Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. *

(o)	Omitted Financial Statements. Not Applicable.

(p)	Initial Capital Agreements. Not Applicable.

(q)	Transfer and Redemption Procedures pursuant to Rule 6e-3(T)(b)(12)(iii).

(1)	Description Of Issuance, Transfer And Redemption Procedures M Intelligent Flexible Premium Last Survivor Variable Universal Life Insurance Policies Issued By TIAA-CREF Life Insurance Company. (8)

(2)	Amendment to Description Of Issuance, Transfer And Redemption Procedures M Intelligent Flexible Premium Last Survivor Variable Universal Life Insurance Policies Issued By TIAA-CREF Life Insurance Company. (12)

(3)	Amendment to Description Of Issuance, Transfer And Redemption Procedures M Intelligent Flexible Premium Last Survivor Variable Universal Life Insurance Policies Issued By TIAA-CREF Life Insurance Company.*

(r) (A) Powers	of Attorney. (12)

(B)	Powers of Attorney *

(1)	Incorporated by reference to the Registration Statement on Form N-6, filed on January 31, 2012 (File Nos 333-179272 and 811-22659).

(2)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed on May 1, 2008 (File Nos 333-128699 and 811-10393).

(3)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed January 31, 2002 (File No. 333-62162).

(4)	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, filed on April 23, 2012 (File Nos 333-145064 and 811-08963).

(5)	Incorporated by reference to the Registration Statement on Form N-6, filed on April 24, 2012 (File Nos 333-179272 and 811-22659).

(6)	Incorporated by reference to the Registration Statement on Form N-6, filed on January 31, 2012 (File Nos 333-179272 and 811-22659).

(7)	Incorporated by reference to the Registration Statement on Form N-6, filed on August 3, 2012 (File Nos 333-183060 and 811-22659).

(8)	Incorporated by reference to the Registration Statement on Form N-6, filed on October 25, 2012 (File Nos 333-183060 and 811-22659).

(9)	Incorporated by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed on April 24, 2013 (File Nos 333-183060 and 811-22659).

(10)	Incorporated by reference to the Post-Effective Amendment No. 10 to the Registration Statement on Form N-6, filed on February 7, 2014 (File Nos 333-1128699 and 811-10393).

(11)	Incorporated by reference to the Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, filed on February 27, 2014 (File Nos 333-145064 and 811-08963).

(12)	Incorporated by reference to the Post-Effective Amendment No. 9 to the Registration Statement on Form N-6, filed on April 18, 2014 (File Nos 333-179272 and 811-22659).

*	Filed Herewith

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
David M. Anderson	Director, Chairman
Kathie Andrade	Director
Rashmi Badwe	Director
Elizabeth D. Black	Director
Douglas E. Chittendon	Director
Sue Collins	Director
Nancy Heller	Director
Eric T. Jones	Director
Russell Noles	Director
Ajay Sawhney	Director
Elizabeth Debenedictis	Vice President, Third Party Insurance Wholesaling
Linda Dougherty	Vice President & Chief Financial Officer
Margarita Echevarria	Chief Compliance Officer
Carol Fracasso	Vice President, Operations
Jorge Gutierrez	Vice President, Treasurer
Meredith Kornreich	Vice President & General Counsel
Peter Pisapia	Chief Compliance Officer of the Separate Account
Marjorie Pierre-Merritt	Vice President & Assistant Corporate Secretary
Todd Sagmoe	Vice President, Product & Distribution Services

*	The principal business address for each officer and director is 730 Third Avenue, New York, New York 10017-3206

Item 26. Persons controlled by or under Common Control with the Depositor or Registrant

The following chart indicates subsidiaries of Teachers Insurance and Annuity Association of America. These subsidiaries are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

Item 29. Indemnification

The TIAA-CREF Life bylaws provide that the TIAA-CREF Life Insurance Company will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of the TIAA-CREF Life Insurance Company, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of the TIAA-CREF Life Insurance Company, or is or was serving at the request of the TIAA-CREF Life Insurance Company as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of the TIAA-CREF Life Insurance Company and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Securities Act”) may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a)	TIAA-CREF Individual and Institutional Services, LLC
(b)	Management.

Name and Principal Business Address*	Positions and Offices with Underwriter
Kathie J. Andrade	President and Chief Executive Officer, Chairman of the Board, Manager
Carol Ward Deckbar	Manager
Brian R. Bohaty	Manager
Teresa Hassera	Manager
Eric T. Jones	Manager
Stephen D. Collier	Senior Vice President, head of Tax
William C. Bair	Vice President and Chief Financial Officer
Linda Dougherty	Vice President
Peter Kennedy	Manager, Vice President and Chief Operating Officer
Pamela Lewis Marlborough	Vice President, Chief Legal Officer, Assistant Secretary
Raymond Bellucci	Vice President, Manager
Douglas Chittenden	Vice President, Manager
Kevin Brown	Vice President
William Griesser	Vice President
Christopher J. Weyrauch	Senior Managing Director, National Wealth Advisory Services
Christopher Baraks	Vice President, Corporate Tax
Gerald McCarthy	Vice President, Corporate Tax
Austin P. Wachter	Vice President
Catherine McCabe	Managing Director, Field Consulting Group
Patricia Adams	Managing Director, Broker Dealer Operations
Samuel Turvey	Chief Compliance Officer
Jorge Gutierrez	Treasurer
Christy Lee	Controller
Jennifer Sisom	Assistant Treasurer
Steven Butzine	Anti-Money Laundering Officer
Marjorie Pierre-Merritt	Secretary
Janet Acosta	Assistant Secretary
Nicholas Cifelli	Assistant Secretary
Gail Clinton	Assistant Secretary
Jamin R. Jenkins	Assistant Secretary
Ann Medeiros	Assistant Secretary
Tracy Graham	Assistant Secretary

*	The address of each Director and Officer is c/o TIAA-CREF Individual and Institutional Services, LLC, 730 Third Avenue, New York, NY 10017-3206

(c)	CompensationFrom the Registrant. None

Item 31. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262. In addition, certain duplicated records are maintained at Iron Mountain 22 Kimberly Road East Brunswick, NJ 08816, CitiStorage Inc 5 North 11th Street, Brooklyn, NY 11211, File Vault, 839 Exchange Street, Suite A, Charlotte, NC 28208, State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105, JPMorgan Chase Bank, 4 Chase Metrotech Center Brooklyn, NY 11245, and McCamish Systems LLC, Storage of Documents: Iron Mountain, 660 Distribution Drive, Atlanta, GA 30336, Storage of Electronic Date: Quality Technology Services, 300 Satellite Blvd, Suwanee, GA 30024.

Item 32. Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

TIAA-CREF Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA-CREF Life Separate Account VLI-2 certifies that it meets the requirements of Securities Act of 1933 Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 28th of April, 2015.

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2

BY: TIAA-CREF Life Insurance Company

(On behalf of the Registrant and itself)

By:	*
David M. Anderson President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on April 28, 2015, in the capacities indicated.

Signature	Title

*	President and Chief Executive Officer
David M. Anderson

*	Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
Linda S. Dougherty

*	Director
David M. Anderson

*	Director
Kathie Andrade

**	Director
Rashmi Badwe

*	Director
Elizabeth D. Black

**	Director
Douglas E. Chittenden

**	Director
Sue Collins

*	Director
Nancy Heller

*	Director
Eric T. Jones

**	Director
Russell Noles

**	Director
Ajay Sawhney

* Signed by Kenneth W. Reitz, Esq. as attorney-in-fact pursuant to a Power of Attorney effective: April 19, 2013

** Signed by Kenneth W. Reitz, Esq. as attorney-in-fact pursuant to a Power of Attorney effective: April 1, 2015

/s/ Kenneth W. Reitz
Kenneth W. Reitz, Esq. Attorney-in-fact

EXHIBIT INDEX

(h)(28)   Participation Agreement among John Hancock Variable Insurance Trust, John Hancock Distributors LLC, and TIAA-CREF Life Insurance Company.

(h)(29)   Amendment to Fund Participation Agreement among T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc. and TIAA-CREF Life Insurance Company.

(h)(30)   Amendment to Fund Participation Agreement among Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P, Inc. and TIAA-CREF Life Insurance Company.

(q)(3)     Amendment to Description Of Issuance, Transfer And Redemption Procedures M Intelligent Individual Flexible Premium Variable Universal Life Insurance Policies Issued By TIAA-CREF Life Insurance Company.

(k)	Legal Opinion
(n)(1)	Written Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
(r)(B)	Powers of Attorney